                    TABLE OF CONTENTS

Letter to Shareholders...........................  1
Performance Results..............................  3
Glossary of Terms................................  4
Portfolio Management Review......................  6
Portfolio Highlights.............................  9
Portfolio of Investments......................... 10
Statement of Assets and Liabilities.............. 25
Statement of Operations.......................... 26
Statement of Changes in Net Assets............... 27
Financial Highlights............................. 28
Notes to Financial Statements.................... 31

TFIN SAR 8/98

                             LETTER TO SHAREHOLDERS

July 15, 1998

Dear Shareholder,
    As you may know, Van Kampen
American Capital is consolidating all
of the retail mutual funds that we
distribute under the single name of
Van Kampen Funds. This move
accompanies the change in our legal                    [PHOTO]
name to Van Kampen Funds Inc.
    You can be assured that the
change in your fund's name will not
affect its management or daily             DENNIS J. MCDONNELL AND DON G. POWELL
operations. You will begin seeing the
application of this change with this report. In addition, as of August 31, your fund will be listed in the daily newspapers by share class under the heading "Van Kampen Funds." For your convenience, we have enclosed a separate brochure that covers additional details related to these changes.

ECONOMIC REVIEW
    The U.S. economy continued to expand at a robust pace despite a deepening recession in Asia. The nation's inflation-adjusted output of goods and services ran at 5.4 percent during the first quarter, an annualized rate considered by many economists to be virtually unsustainable without leading to inflation. As the reporting period ended, however, there were indications that the Asian financial crisis was finally having a moderating impact on the economy. Also, the Conference Board's index of leading indicators has forecasted a slowdown in economic growth for later this year.
    Despite the generally solid pace of economic activity, inflation remained benign. Consumer prices rose by 1.7 percent during the 12 months through June, while producer prices actually declined during the same period. Falling commodity prices and the impact of the strong dollar helped to offset the inflationary implications of a tight labor market and strong consumer spending.
    While the Federal Reserve kept short-term interest rates steady at 5.5 percent during the reporting period, minutes from the central bank's May policy meeting indicated growing sentiment for tightening monetary policy if the drag from Asia does not slow the American economy on its own.

MARKET REVIEW
    Tax-exempt bonds benefited from the growing perception that the domestic economy was slowing as a result of the turmoil in Asia. Interest rates fell during the last six months of 1997 as the crisis in the Far East lowered inflationary expectations in the United States. Bond yields then rose slightly during the spring amid signs that some Asian economies were beginning to recover. When weakness in the Japanese yen undercut that recovery, long-term interest rates resumed their decline.

                                                          Continued on page  two

4

    The year-to-date supply of new tax-exempt issues is at record levels, almost 51 percent greater than that of the same period in 1997. Despite low absolute yields, these securities saw their demand keep pace with supply, as the ratio of tax-exempt yields to Treasuries remained extremely attractive. At the end of the reporting period, the Bond Buyer 40 Revenue Index--a widely used benchmark that consists of 40 actively traded, long-term investment grade securities--yielded
5.22 percent, while long-term Treasuries yielded 5.62 percent. This represents a taxable equivalent yield of 7.57 percent and 8.16 percent, respectively, for individuals in the 31 percent and 36 percent income tax brackets.

OUTLOOK
    We believe economic growth is likely to moderate in coming months as the impact of the Asian crisis becomes more evident. A return to the "Goldilocks" economy--not too hot, not too cold--should allow long-term interest rates to fall modestly from current levels. If fallout from Asia does not slow economic activity enough to counteract the inflationary pressures building in the economy, the Federal Reserve could raise short-term interest rates by the end of the year.
    Additional details about your fund, including a question-and-answer section with your portfolio management team, are provided in this report. As always, we are pleased to have the opportunity to serve you and your family through our diverse menu of quality investments.

Sincerely,

[SIG.]
Don G. Powell

Chairman
Van Kampen Investment Advisory Corp.

[SIG.]
Dennis J. McDonnell

President
Van Kampen Investment Advisory Corp.

             PERFORMANCE RESULTS FOR THE PERIOD ENDED JUNE 30, 1998

                    VAN KAMPEN INSURED TAX FREE INCOME FUND

                                            A SHARES   B SHARES   C SHARES
 TOTAL RETURNS

Six-month total return based on NAV(1).....    2.30%      1.92%      1.92%
Six-month total return(2)..................   (2.57%)    (2.07%)      .92%
One-year total return(2)...................    3.01%      3.31%      6.31%
Five-year average annual total return(2)...    4.68%      4.62%        N/A
Ten-year average annual total return(2)....    7.40%        N/A        N/A
Life-of-Fund average annual total
  return(2)................................    8.83%      4.94%      4.73%
Commencement Date.......................... 12/14/84   05/01/93   08/13/93

 DISTRIBUTION RATES AND YIELD

Distribution Rate(3).......................    4.67%      4.15%      4.15%
Taxable Equivalent Distribution Rate(4)....    7.30%      6.48%      6.48%
SEC Yield(5)...............................    4.12%      3.62%      3.63%

N/A = Not Applicable

(1) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (4.75% for A shares) or contingent deferred sales charge for early withdrawal (4% for B shares and 1% for C shares).

(2) Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (A shares) or contingent deferred sales charge for early withdrawal (B and C shares).

(3) Distribution rate represents the monthly annualized distributions of the Fund at the end of the period and not the earnings of the Fund.

(4)  Taxable equivalent calculations reflect a federal income tax rate of 36%.

(5) SEC Yield is a standardized calculation prescribed by the Securities and Exchange Commission for determining the amount of net income a portfolio should theoretically generate for the 30-day period ending June 30, 1998.

The terms of the insurance are more fully described in the Fund's prospectus; no representation is made as to the insurer's ability to meet its commitments. In addition, the insurance does not remove market risk, as it does not apply to the value of the securities in the Fund's portfolio, which may increase or decrease depending on interest rates and other factors affecting the municipal credit markets.

See the Fund Performance section of the current prospectus. Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions. Fund shares, when redeemed, may be worth more or less than their original cost.

Market forecasts provided in this report may not necessarily come to pass.

                               GLOSSARY OF TERMS

BASIS POINT: A measure used in quoting bond yields. One hundred basis points is equal to 1 percent. For example, if a bond's yield changes from 7.00 to 6.65 percent, it is a 35 basis-point move.

CALL FEATURE: Allows the issuer to buy back a bond on specific call dates before maturity. Call dates and prices are set when the bond is issued. To compensate the bondholder for loss of income and ownership, the initial call price is usually higher than the face value of the bond. Bonds are usually called when interest rates drop so significantly that the issuer can save money by issuing new bonds at lower rates.

A callable bond is "priced to the call" when it is selling at a premium, because it is assumed that the issuer will redeem the bond at its call date, rather than at maturity.

CLASS A SHARES: When Class A shares of a fund are purchased, the share price includes the net asset value plus a one-time sales charge (or "load"). There is no redemption fee (Contingent Deferred Sales Charge).

COUPON RATE: The stated rate of interest the bond pays until maturity, expressed as a percentage of the face value.

CREDIT SPREAD: Also called quality spread, the difference in yield between higher-quality issues (such as Treasury securities) and lower-quality issues. Normally, lower-quality issues provide higher yields to compensate investors for the additional credit risk.

DURATION: A measure of the sensitivity of a bond's price to changes in interest rates, expressed in years. Each year of duration represents an expected 1 percent change in the price of a bond for every 1 percent change in interest rates. The longer a fund's duration, the greater the effect of interest rate movements on net asset value. Typically, funds with shorter durations have performed better in rising rate environments, while funds with longer durations have performed better when rates decline.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve System, which is the central bank system of the United States. Its policy-making committee, called the Federal Open Market Committee, meets eight times a year to establish monetary policy and monitor the economic pulse of the U.S.

GENERAL OBLIGATION BONDS: Bonds backed by the full faith and credit (taxing authority) of the issuer for timely payment of interest and principal. These bonds are issued to finance essential government projects, such as highways and schools.

INFLATION: An economic state in which the money supply and business activity dramatically increase, accompanied by sharply rising prices. Inflation is widely measured by the Consumer Price Index, an economic indicator that measures the change in the cost of purchased goods and services.

MUNICIPAL BOND: A debt security issued by a state, municipality, or other government entity to finance capital expenditures such as the construction of highways, public works, or school buildings. Interest on municipal bonds is exempt from federal taxation and, potentially, from state and local taxation.

NET ASSET VALUE (NAV): The value of a mutual fund share, calculated by deducting a fund's liabilities from its total assets and dividing this amount by the number of shares outstanding. The NAV does not include any initial or contingent deferred sales charge.

PREREFUNDING: A process whereby new bonds are issued to refinance an outstanding bond issue. This typically occurs when interest rates decline and an issuer replaces its higher-yielding bonds with current lower-yielding issues.

YIELD CURVE: A result of viewing the yields of U.S. Treasury securities maturing in 1, 5, 10, and 30 years. When grouped together and graphed, a pattern of increasing yield is often reflected as the time to maturity extends. This pattern creates an upward sloping "curve." A "flat" yield curve represents little difference between short- and long-term interest rates.

                          PORTFOLIO MANAGEMENT REVIEW

                    VAN KAMPEN INSURED TAX FREE INCOME FUND

We recently spoke with the management team of the Van Kampen Insured Tax Free Income Fund about the key events and economic forces that shaped the markets during the first half of the Fund's fiscal year. The team includes Joseph A. Piraro, portfolio manager, and Peter W. Hegel, chief investment officer for fixed-income investments. The following excerpts reflect their views on the Fund's performance during the six-month period ended June 30, 1998.

   Q HOW WOULD YOU DESCRIBE THE PREVAILING MARKET CONDITIONS DURING THE PAST SIX MONTHS?

   A The markets have been in a fairly modest trading range, which is what you might expect in the persistently benign market environment of low interest rates, low inflation, and moderate economic growth we've seen so far this year. The Federal Reserve Board has held short-term interest rates steady, so any market movement we've seen has been a function of investors trying to anticipate how the Fed might react to economic conditions as they change over time.

    Because of supply-and-demand fundamentals and the impact of the Asian financial crisis, municipal bonds did not perform as well as Treasuries. As the U.S. dollar has risen in value relative to Asian currencies, the demand for U.S. Treasury securities has increased. At the same time, the federal budget surplus has reduced the government's need to issue new debt (such as Treasury bonds). As a result, fewer bonds are available to meet this increased demand. Consequently, as bond prices were driven up, the yield on the 30-year Treasury declined during the period--from 5.92 percent on December 31, 1997, to 5.62 percent on June 30, 1998--after reaching an all-time low of 5.57 percent.
    The fundamental factors at work in the municipal market have created the opposite situation: historically low interest rates have fueled refundings as well as new borrowings, resulting in a 51 percent increase in the supply of new bond issues compared to the same period last year. Although these lower interest rates were not quite as attractive to investors seeking yield, investor demand did keep pace with supply. Because the yields available on municipal securities were nearly as high as Treasury yields, the market attracted a high level of activity among casualty insurance companies and banks, as well as "crossover" buyers (institutions that typically purchase taxable securities). At the end of the reporting period, the Bond Buyer 40 Index (an index of 40 actively traded, long-term investment grade securities) had a yield of 5.22 percent, or 93 percent of the yield available from long-term Treasuries.
    The difference between the yields on securities of varying credit quality has been very narrow. An example of this "yield spread" is the municipal bond issue brought to market by Long Island Power Authority (LIPA) in May to finance its takeover of the Long Island Lighting Company. This $3.4 billion issue--the largest municipal bond issue in history--was split among two credit ratings: a portion of the issue was insured and had a AAA rating, while the remaining uninsured portion came to market with LIPA's BBB rating.

The yield spread between the insured, AAA-rated portion and the BBB-rated securities was only 17 basis points (0.17 percentage points).

   Q  HOW HAVE THESE CONDITIONS AFFECTED THE WAY YOU MANAGE THE FUND?

   A The heavy supply has benefited mutual fund portfolio managers; there are plenty of attractive bond issues from which to choose. Insured bonds make up around 50 percent of the available municipal market supply, though this has probably hit a plateau. The cost of insuring a bond issue has gone up, making it less beneficial to the issuer--although some issues need to be insured in order to improve their acceptance and liquidity in the marketplace. At the same time, as the economy continues to do well, the need for insurance seems less urgent.

    In general, we didn't make any significant shifts in the portfolio over the last six months, although our focus on various sectors changed from time to time depending on what was available. We tried to keep around 20 to 25 percent of the Fund's assets in hospital bonds, because we see good relative value in that sector. From a regional perspective, the three states that are most widely represented in the Fund are California, at about 20 percent of the portfolio, followed by Illinois and New York.
    Stable in-flows of cash enabled us to stay active in the market, taking advantage of whatever opportunities we saw, but overall we made only minor adjustments in the Fund's exposure to various market sectors. For additional Fund portfolio highlights, please refer to page nine.

   Q  HOW WELL DID THE FUND PERFORM DURING THE REPORTING PERIOD?

   A The Fund was a solid performer during the first half of the year, finishing in the top half of its Lipper peer group. It generated a year-to-date total return through June 30, 1998, of 2.30 percent(1) (Class
A shares at net asset value). By comparison, the Lehman Brothers Municipal Bond Index produced a total return of 2.69 percent over the same period. This is a broad-based statistical composite of municipal bonds and does not reflect any commissions that would be paid by an investor purchasing the securities or investments they represent.

    The Fund's dividend was unchanged over the reporting period, and its distribution rate was 4.67 percent(3) as of June 30, 1998. The taxable-equivalent distribution rate for an investor in the 36 percent federal income tax bracket would be 7.30 percent(4). Please refer to the chart on page three for additional Fund performance results.

   Q  WHAT DO YOU SEE ON THE HORIZON FOR THE MARKETS AND THE FUND?

   A We expect the low interest-rate environment to continue in the near term, but we are not overly bullish on the market as a whole. While low inflation and controlled economic growth have been the norm, the Fed will continue to weigh the impact of raising
interest rates in the second half of the year if the economy gains steam and threatens to drive inflation higher.
    The municipal market is likely to bounce around within its recent trading range in the weeks ahead, unless the taxable market makes a significant move. The supply of bond issues looks like it will remain strong, possibly setting an annual record for the industry. Currently, it's on pace to break the volume record of almost $300 billion set in 1993. A drop in rates of 25 basis points (0.25 percentage points) could spark further refunding of outstanding bond issues and bring new bond issues into the marketplace ahead of their original schedule.
    The U.S. dollar looks like it will remain strong relative to other currencies, making our bond market more appealing to foreign investors. Already, the U.S. market has higher interest rates than any other country among the world's seven largest industrial nations (the "G-7" countries). Combine these factors with our declining federal budget deficit, which shrinks the supply of government debt, and it's likely that demand will keep pace with the supply of municipal bonds and lend support to bond prices.
    Thus far, the impact of Asia's financial crisis has been relatively contained, as we have seen very few repercussions to date. The economy remains moderately strong, yet we don't see any real inflationary pressure that might prompt the Fed to lift interest rates. In any case, uncertainty in the minds of investors tends to be good for the insured market. We believe we can look forward to another six months of solid performance.

[SIG.]
Peter W. Hegel

Chief Investment Officer
Fixed Income Investments

[SIG.]
Joseph A. Piraro

Portfolio Manager

                                              Please see footnotes on page three

                              PORTFOLIO HIGHLIGHTS

                    VAN KAMPEN INSURED TAX FREE INCOME FUND
 TOP TEN STATES AS OF JUNE 30, 1998

                                                 PERCENTAGE OF FUND'S
                                                 LONG-TERM INVESTMENTS
California.....................................          19.6%
Illinois.......................................          16.9%
New York.......................................           9.0%
Pennsylvania...................................           5.7%
Texas..........................................           5.1%
Florida........................................           3.6%
Ohio...........................................           3.6%
Georgia........................................           3.4%
Michigan.......................................           3.1%
Kansas.........................................           3.1%

 CREDIT QUALITY AS A PERCENTAGE OF LONG-TERM INVESTMENTS

AAA.................................  100%

Based upon the highest credit quality ratings as determined by Standard & Poor's or Moody's.

 TOP FIVE PORTFOLIO SECTORS AS A PERCENTAGE OF LONG-TERM INVESTMENTS

 AS OF JUNE 30, 1998                                 AS OF DECEMBER 31, 1997
Health Care...........  24.7%                   Health Care...........   28.5%
Public Education......  11.1%                   Public Building.......    9.9%
Public Building.......  10.4%                   Public Education......    8.9%
Retail / Electric / Gas                          Retail / Electric /
  / Telephone.........  10.3%                     Gas / Telephone.....    8.8%
General Purpose.......   9.9%                   General Purpose.......    8.5%

 DURATION

    AS OF JUNE 30, 1998           AS OF DECEMBER 31, 1997
Duration       7.52 years                7.07 years

                            PORTFOLIO OF INVESTMENTS

                           June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                      Description                    Coupon   Maturity   Market Value
--------------------------------------------------------------------------------------------
          MUNICIPAL BONDS  98.4%
          ALABAMA  2.1%
$ 2,250   Alabama St Brd Edl Rev Shelton St Cmnty College
          (MBIA Insd)....................................   6.000%  10/01/14  $    2,467,349
  1,955   Alabama Wtr Pollutn Ctl Auth Revolving Fund Ln
          Ser A (AMBAC Insd).............................   6.750   08/15/17       2,192,630
  1,900   Birmingham-Carraway, AL Methodist Hlth Sys Ser
          A (Connie Lee Insd)............................   5.875   08/15/25       2,011,226
  2,500   Jefferson Cnty, AL Brd Edl Cap Outlay Sch
          (AMBAC Insd)...................................   5.875   02/15/20       2,639,925
  2,000   Lauderdale Cnty & Florence AL Hlthcare Auth Rev
          Eliza Coffee Mem Hosp Rfdg (MBIA Insd).........   5.750   07/01/19       2,122,600
  5,500   Morgan Cnty Decatur, AL Hlthcare Auth Hosp Rev
          Decatur Genl Hosp Rfdg (Connie Lee Insd).......   6.250   03/01/13       5,998,300
  2,400   Muscle Shoals, AL Util Brd Wtr & Swr Rev (FSA
          Insd)..........................................   6.500   04/01/16       2,681,760
  1,500   Northeast, Al Wtr Swr & Fire Protection Dist
          Wtr Rev (FSA Insd).............................   5.125   05/15/28       1,500,030
  5,390   Walker Cnty, AL Pub Bldg Auth Wts Waler Cnty
          Jail Proj (AMBAC Insd).........................   5.000   12/01/16       5,310,067
  1,400   West Morgan East Lawrence Wtr Auth AL Wtr Rev
          (FGIC Insd)....................................   5.625   08/15/21       1,471,610
  1,000   West Morgan East Lawrence Wtr Auth AL Wtr Rev
          (FGIC Insd)....................................   5.625   08/15/25       1,051,150
                                                                              --------------
                                                                                  29,446,647
                                                                              --------------
          ALASKA  0.2%
  2,355   Ketchikan, AK Muni Util Rev Ser R (FSA Insd)...   6.600   12/01/07       2,621,939
                                                                              --------------

          ARIZONA  1.3%
 11,000   Arizona St Ctfs Partn Ser B Rfdg (AMBAC
          Insd)..........................................   6.250   09/01/10      11,906,290
  2,110   Pima Cnty, AZ Indl Dev Auth Indl Rev Lease
          Oblig Irvington Proj Tucson Ser A Rfdg (FSA
          Insd)..........................................   7.250   07/15/10       2,353,283
  1,875   Scottsdale, AZ Indl Dev Hosp Scottsdale Mem
          Hosp Ser A Rfdg (AMBAC Insd)...................   6.000   09/01/12       2,038,856
  1,750   Scottsdale, AZ Indl Dev Hosp Scottsdale Mem
          Hosp Ser A Rfdg (AMBAC Insd)...................   6.125   09/01/17       1,910,755
                                                                              --------------
                                                                                  18,209,184
                                                                              --------------
          CALIFORNIA  19.3%
  4,290   Antioch Area, CA Pub Fac Fin Agy Cmnty Fac Dist
          No 1989 (FGIC Insd)............................   5.300   08/01/15       4,390,086
  2,835   Bay Area Govt Assn CA Rev Tax Alloc CA Redev
          Agy Pool Rev Ser A (FSA Insd)..................   6.000   12/15/14       3,126,977
  2,555   Berkeley, CA Uni Sch Dist Ser C (AMBAC Insd)...   5.875   08/01/12       2,779,074
  1,985   Berkeley, CA Uni Sch Dist Ser C (AMBAC Insd)...   5.875   08/01/14       2,133,220
  5,000   Beverly Hills, CA Pub Fin Auth Lease Rev Ser A
          (MBIA Insd)....................................   5.650   06/01/15       5,210,450

                                               See Notes to Financial Statements

                           June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                      Description                    Coupon   Maturity   Market Value
--------------------------------------------------------------------------------------------
          CALIFORNIA (CONTINUED)
$10,000   California Hlth Fac Fin Auth Rev Sutter Hosp
          Ser A Rfdg (AMBAC Insd)........................   6.700%  01/01/13  $   10,227,100
  3,415   California Pub Cap Impt Fin Auth Rev Pooled
          Proj Ser B (BIGI Insd).........................   8.100   03/01/18       3,494,740
 10,000   California St Pub Wks Brd Lease Rev Dept of
          Corrections CA St Prison D Susanville (MBIA
          Insd)..........................................   5.375   06/01/18      10,114,600
 10,000   California Statewide Cmntys Dev Auth Rev
          Sherman Oaks Project A Rfdg (AMBAC Insd).......   5.000   08/01/22       9,916,600
 16,770   Capistrano, CA Uni Pub Fin Auth Spl Tax Rev
          First Lien Ser A Rfdg (AMBAC Insd).............   5.700   09/01/16      17,806,889
  3,000   Chino, CA Ctfs Partn Redev Agy (MBIA Insd).....   6.200   09/01/18       3,303,750
    220   Concord, CA Redev Agy Tax Alloc Cent Concord
          Redev Proj Ser 3 (BIGI Insd)...................   8.000   07/01/18         228,752
    805   Corona Norco, CA Uni Sch Dist Lease Rev Partn
          Insd Land Acquis Ser A (FSA Insd)..............   6.000   04/15/19         874,190
  1,250   Cucamonga, CA Cnty Wtr Dist Ctfs Partn Fac
          Refin (FGIC Insd)..............................   6.300   09/01/12       1,344,325
    425   Earlimart, CA Elem Sch Dist Ser 1 (AMBAC
          Insd)..........................................   6.700   08/01/21         524,811
  5,675   Escondido, CA Jt Pwrs Fin Auth Lease Rev CA
          Cent for the Arts Rfdg (AMBAC Insd)............       *   09/01/17       1,810,098
  6,500   Grossmont, CA Union High Sch Dist Ctfs Partn
          (MBIA Insd)....................................       *   11/15/21       1,449,890
 10,000   Imperial, CA Irrig Dist Elec Rev Sys Rfdg (MBIA
          Insd) (a)......................................   5.000   11/01/18       9,855,000
  1,000   La Habra, CA Ctfs Partn Pk La Habra & Viewpark
          Proj (FSA Insd)................................   6.500   11/01/12       1,095,650
  7,000   La Habra, CA Ctfs Partn Pk La Habra & Viewpark
          Proj (FSA Insd)................................   6.625   11/01/22       7,712,460
  3,500   Los Angeles Cnty, CA Cap Asset Lease Corp
          Leasehold Rev Rfdg (AMBAC Insd)................   6.000   12/01/16       3,796,485
 13,480   Los Angeles Cnty, CA MetroTran Prop A Second
          Tier Rfdg (MBIA Insd)..........................   6.000   07/01/21      14,603,962
  3,000   Los Angeles, CA Cmnty Redev Agy Tax Alloc
          Bunker Hill Ser H Rfdg (FSA Insd)..............   6.500   12/01/14       3,357,360
  1,830   Los Angeles, CA Ser A (FGIC Insd)..............   6.125   09/01/13       1,996,109
  2,500   Madera Cnty, CA Ctfs Partn Vly Children's Hosp
          (MBIA Insd)....................................   6.125   03/15/23       2,815,675
  7,500   Manteca, CA Redev Agy Tax Alloc Redev Proj No 1
          Ser A Rfdg (MBIA Insd).........................   6.700   10/01/21       8,320,425
  1,290   Martinez, CA Uni Sch Dist Guar Ctfs Elig Rfdg
          (FSA Insd).....................................   6.000   08/01/09       1,367,207
  2,000   MSR Pub Pwr Agy CA San Juan Proj Rev Ser F Rfdg
          (AMBAC Insd)...................................   6.000   07/01/20       2,167,420
  1,755   New Haven, CA Uni Sch Dist Cap Apprec Ser D
          (FGIC Insd)....................................       *   08/01/12         828,448

                                               See Notes to Financial Statements

                           June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                      Description                    Coupon   Maturity   Market Value
--------------------------------------------------------------------------------------------
          CALIFORNIA (CONTINUED)
$13,610   Norco, CA Redev Agy Tax Alloc Norco Redev Proj
          Area No 1 Rfdg (MBIA Insd).....................   6.250%  03/01/19  $   14,738,813
  1,500   North City West, CA Sch Fac Fin Auth Spl Tax
          Ser B Rfdg (FSA Insd)..........................   6.000   09/01/19       1,636,980
  2,860   Orange Cnty, CA Ctfs Partn Juvenile Justice
          Cent Fac Rfdg (AMBAC Insd).....................   6.000   06/01/17       3,072,269
  2,760   Palmdale, CA Civic Auth Rev Merged Redev Proj
          Areas Ser A (MBIA Insd)........................   6.000   09/01/15       3,123,326
  2,160   Paramount, CA Redev Agy Tax Alloc (MBIA
          Insd)..........................................   6.250   08/01/11       2,370,708
  2,295   Paramount, CA Redev Agy Tax Alloc (MBIA
          Insd)..........................................   6.250   08/01/12       2,518,877
  2,435   Paramount, CA Redev Agy Tax Alloc (MBIA
          Insd)..........................................   6.250   08/01/13       2,672,534
  2,585   Paramount, CA Redev Agy Tax Alloc (MBIA
          Insd)..........................................   6.250   08/01/14       2,837,167
  2,750   Paramount, CA Redev Agy Tax Alloc (MBIA
          Insd)..........................................   6.250   08/01/15       3,018,263
  2,000   Perris, CA Pub Fin Auth Local Agy Rev Parity
          Ser F (FSA Insd)...............................   5.850   09/01/24       2,139,840
  1,400   Reedley, CA Pub Fin Auth Lease Rev Wastewtr
          Treatment Plant Proj (AMBAC Insd)..............   6.050   05/01/15       1,482,110
  7,000   Riverside, CA Elec Rev Rfdg (AMBAC Insd).......   5.000   10/01/18       6,898,640
  2,945   Rubidoux, CA Cmnty Svcs Dist Ctfs Partn Wtr Sys
          Impt Rfdg (AMBAC Insd).........................   5.050   12/01/17       2,981,341
  4,170   Rubidoux, CA Cmnty Svcs Dist Ctfs Partn Wtr Sys
          Impt Rfdg (AMBAC Insd).........................   5.100   12/01/24       4,249,063
  3,900   Sacramento, CA Muni Util Dist Elec Rev Ser A
          Rfdg (MBIA Insd)...............................   5.750   08/15/13       4,097,925
 13,800   San Bernardino Cnty, CA Ctfs Partn Ser B
          (Embedded Swap) (MBIA Insd)....................   7.450   07/01/16      14,678,508
  1,000   San Jose, CA Fin Auth Rev Convention Cent Proj
          Ser C Rfdg (FSA Insd)..........................   6.300   09/01/09       1,084,780
  2,500   Santa Clara Cnty, CA Fin Auth Lease Rev VMC Fac
          Replacement Proj Ser A (Prerefunded @ 11/15/04)
          (AMBAC Insd)...................................   6.875   11/15/14       2,914,200
  1,000   Santa Rosa, CA Wastewtr Svc Fac Dist Rfdg &
          Impt (AMBAC Insd)..............................   6.200   07/02/09       1,088,430
  2,000   Santa Rosa, CA Wtr Rev Ser B Rfdg (FGIC
          Insd)..........................................   6.200   09/01/09       2,165,420
  2,510   Solano Cnty, CA Ctfs Partn Solano Park Hosp
          Proj (FSA Insd)................................   5.750   08/01/14       2,694,460
 12,600   Southern CA Pub Pwr Auth Transmission Proj Rev
          (FSA Insd).....................................   6.000   07/01/12      13,569,948
  3,370   Stockton, CA Pub Fin Auth Rev Ser A Rfdg (FSA
          Insd)..........................................   5.875   09/02/16       3,654,394
  2,500   Temecula Vly, CA Uni Sch Dist Ctfs Partn Rfdg
          (FSA Insd).....................................   6.000   09/01/25       2,724,750
  1,000   Temecula Vly, CA Uni Sch Dist Ser B Rfdg (FGIC
          Insd)..........................................   6.000   09/01/12       1,076,160
  2,460   Torrance, CA Hosp Rev Torrance Mem Hosp Rfdg
          (MBIA Insd)....................................   6.750   01/01/12       2,490,110
 10,000   University of CA Rev Multi-Purp Proj Ser F
          (AMBAC Insd) (a)...............................   5.000   09/01/22       9,786,500

                                               See Notes to Financial Statements

                           June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                      Description                    Coupon   Maturity   Market Value
--------------------------------------------------------------------------------------------
          CALIFORNIA (CONTINUED)
$10,000   University of CA Rev Resh Facs Ser C Rfdg (FSA
          Insd)..........................................   5.000%  09/01/24  $    9,763,900
  3,845   Vista, CA Uni Sch Dist Ctfs Partn Ser A Rfdg
          (FSA Insd).....................................       *   11/01/17       1,264,890
  2,000   William S Hart CA Jt Sch Fin Auth Spl Tax Rev
          Cmnty Fac Rfdg (FSA Insd)......................   6.500   09/01/14       2,275,680
                                                                              --------------
                                                                                 265,721,739
                                                                              --------------
          COLORADO  2.2%
  2,090   Colorado Hlth Fac Auth Rev Sisters of Charity
          Hlthcare Ser A (MBIA Insd).....................   6.000   05/15/13       2,202,923
 17,750   Denver, CO City & Cnty Arpt Rev Ser A (MBIA
          Insd)..........................................   5.700   11/15/25      18,758,200
  5,500   Denver, CO City & Cnty Arpt Rev Ser D Rfdg
          (MBIA Insd)....................................   5.500   11/15/25       5,699,870
     10   Jefferson Cnty, CO Single Family Mtg Rev Ser A
          Rfdg (MBIA Insd)...............................   8.875   10/01/13          10,678
  2,050   Thornton, CO Rfdg (FGIC Insd)..................       *   12/01/11       1,088,981
  1,100   Thornton, CO Rfdg (FGIC Insd)..................       *   12/01/15         463,782
  2,000   Westminster, CO Wtr & Wastewtr Util Enterprise
          Rev (AMBAC Insd)...............................   6.250   12/01/14       2,196,680
                                                                              --------------
                                                                                  30,421,114
                                                                              --------------
          DISTRICT OF COLUMBIA  0.0%
    250   District of Columbia Ser B Rfdg (MBIA Insd)....       *   06/01/04         192,550
                                                                              --------------
          FLORIDA  3.6%
  1,350   Dade Cnty, FL Sch Brd Ctfs Partn Ser A (AMBAC
          Insd)..........................................   5.500   05/01/25       1,398,128
  1,010   Dade Cnty, FL Seaport Rev Ser E Rfdg (MBIA
          Insd)..........................................   8.000   10/01/03       1,191,477
    690   Dade Cnty, FL Seaport Rev Ser E Rfdg (MBIA
          Insd)..........................................   8.000   10/01/04         831,333
  1,180   Dade Cnty, FL Seaport Rev Ser E Rfdg (MBIA
          Insd)..........................................   8.000   10/01/05       1,448,214
  1,275   Dade Cnty, FL Seaport Rev Ser E Rfdg (MBIA
          Insd)..........................................   8.000   10/01/06       1,592,156
  1,375   Dade Cnty, FL Seaport Rev Ser E Rfdg (MBIA
          Insd)..........................................   8.000   10/01/07       1,744,779
  2,095   Dade Cnty, FL Util Pub Impt Rfdg (FGIC Insd)...  12.000   10/01/04       2,965,975
    185   Duval Cnty, FL Hsg Fin Auth Single Family Mtg
          Rev Ser C (FGIC Insd)..........................   7.650   09/01/10         196,020
    800   Duval Cnty, FL Hsg Fin Auth Single Family Mtg
          Rev Ser C (FGIC Insd)..........................   7.700   09/01/24         846,624
  1,410   Florida St Dept Corrections Ctfs Partn
          Okeechobee Correctional (AMBAC Insd)...........   6.250   03/01/15       1,561,321
  2,000   Indian River Cnty, FL Hosp Rev Rfdg (FSA
          Insd)..........................................   6.100   10/01/18       2,213,180
  1,000   Key West, FL Util Brd Elec Rev Ser D (AMBAC
          Insd)..........................................       *   10/01/13         477,180
  4,000   Lee Cnty, FL Hosp Brd Dir Hosp Rev (Inverse
          Fltg) (MBIA Insd)..............................   9.276   04/01/20       4,695,000
  6,000   Orange Cnty, FL Hlth Fac Auth Rev (Inverse
          Fltg) (MBIA Insd)..............................   8.796   10/29/21       7,132,500
  2,000   Palm Beach Cnty, FL Sch Brd Ctfs Partn Ser A
          (Prerefunded @ 08/01/04) (AMBAC Insd)..........   6.375   08/01/15       2,246,360

                                               See Notes to Financial Statements

                           June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                      Description                    Coupon   Maturity   Market Value
--------------------------------------------------------------------------------------------
          FLORIDA (CONTINUED)
$ 1,090   Sarasota Cnty, FL Util Sys Rev (Prerefunded @
          10/01/04) (FGIC Insd)..........................   6.500%  10/01/14  $    1,243,003
 10,000   Tallahassee, FL Hlth Fac Rev Tallahassee Mem
          Regl Med Ser A Rfdg (MBIA Insd)................   6.625   12/01/13      11,251,500
  1,750   Tampa, FL Rev Hlth Sys Catholic Hlth Ser A1
          (MBIA Insd)....................................   4.875   11/15/23       1,676,203
  5,000   Tampa, FL Rev Hlth Sys Catholic Hlth Ser A3
          (MBIA Insd)....................................   4.750   11/15/28       4,668,850
                                                                              --------------
                                                                                  49,379,803
                                                                              --------------
          GEORGIA  3.3%
  1,250   Atlanta, GA Ctfs Partn Atlanta Pretrial
          Detention Cent (MBIA Insd).....................   6.250   12/01/08       1,371,000
  1,750   Atlanta, GA Ctfs Partn Atlanta Pretrial
          Detention Cent (MBIA Insd).....................   6.250   12/01/17       1,904,595
  5,000   Georgia Local Govt Ctfs Partn Grantor Trust Ser
          A (MBIA Insd) (a)..............................   4.750   06/01/28       4,708,600
 15,550   Georgia Muni Elec Auth Pwr Rev Ser Y (AMBAC
          Insd)..........................................   6.400   01/01/13      18,074,698
  6,500   Georgia Muni Elec Auth Pwr Rev Genl Ser B (BIGI
          Insd)..........................................       *   01/01/07       4,444,895
  4,750   Georgia Muni Elec Auth Pwr Rev Genl Ser B (BIGI
          Insd)..........................................       *   01/01/08       3,086,075
 10,000   Muni Elec Auth GA Spl Oblig Fifth Crossover Ser
          Proj One (MBIA Insd)...........................   6.500   01/01/17      11,844,000
                                                                              --------------
                                                                                  45,433,863
                                                                              --------------
          HAWAII  1.0%
 12,785   Hawaii St Arpt Sys Rev Ser 1993 Rfdg (MBIA
          Insd)..........................................   6.400   07/01/08      14,188,665
                                                                              --------------
          ILLINOIS  16.7%
  1,000   Berwyn, IL (MBIA Insd).........................   7.000   11/15/10       1,082,690
  5,000   Chicago, IL (FGIC Insd)........................   5.500   01/01/21       5,170,200
  5,000   Chicago, IL Lakefront Millennium Parking Fac
          (MBIA Insd)....................................   5.000   01/01/18       4,905,350
  1,000   Chicago, IL Brd of Ed Chicago Sch Reform Ser A
          (AMBAC Insd)...................................   5.250   12/01/22         999,270
 20,750   Chicago, IL Brd of Ed Chicago Sch Reform Ser A
          (AMBAC Insd)...................................   5.250   12/01/30      20,732,985
  1,400   Chicago, IL Brd of Ed Chicago Sch Reform (AMBAC
          Insd)..........................................   5.750   12/01/20       1,492,330
 25,725   Chicago, IL Brd of Ed Chicago Sch Reform (MBIA
          Insd)..........................................   6.000   12/01/26      27,971,307
 16,000   Chicago, IL Brd of Ed Chicago Sch Reform (AMBAC
          Insd)..........................................   5.750   12/01/27      16,912,320
  2,720   Chicago, IL Pub Bldg Comm Bldg Rev Chicago
          Transit Auth (AMBAC Insd)......................   6.600   01/01/15       3,035,710
  3,480   Chicago, IL Pub Bldg Comm Bldg Rev Ser A (MBIA
          Insd)..........................................       *   01/01/06       2,492,167
  3,105   Chicago, IL Pub Bldg Comm Bldg Rev Ser A (MBIA
          Insd)..........................................       *   01/01/07       2,118,014
  4,150   Chicago, IL Skyway Toll Brdg Rev (MBIA Insd)...   5.500   01/01/23       4,281,970
  2,000   Chicago, IL Wastewtr Transmission Rev (FGIC
          Insd)..........................................   5.125   01/01/25       1,968,660
  1,000   Cook Cnty, IL Cmnty College Dist No 508 Chicago
          Ctfs Partn (FGIC Insd) (b).....................   8.400   01/01/01       1,101,570

                                               See Notes to Financial Statements

                           June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                      Description                    Coupon   Maturity   Market Value
--------------------------------------------------------------------------------------------
          ILLINOIS (CONTINUED)
$ 5,550   Cook Cnty, IL Cmnty College Dist No 508 Chicago
          Ctfs Partn (FGIC Insd).........................   8.750%  01/01/03  $    6,558,047
  8,460   Cook Cnty, IL Cmnty College Dist No 508 Chicago
          Ctfs Partn (FGIC Insd).........................   8.750   01/01/04      10,253,689
  2,460   Cook Cnty, IL Cmnty College Dist No 508 Chicago
          Ctfs Partn (FGIC Insd).........................   8.750   01/01/05       3,052,885
  3,500   Cook Cnty, IL Cmnty College Dist No 508 Chicago
          Ctfs Partn (FGIC Insd).........................   8.750   01/01/07       4,520,670
  1,280   Cook Cnty, IL Cmnty High Sch Dist No 233
          Homewood & Flossmor (AMBAC Insd)...............       *   12/01/05         919,398
  8,280   Cook Cnty, IL Cnty Juvenile Detention Ser A
          (AMBAC Insd)...................................       *   11/01/08       5,174,586
  1,505   Cook Cnty, IL Sch Dist No 100 Berwyn South (FSA
          Insd)..........................................   8.200   12/01/14       2,061,534
  1,775   Cook Cnty, IL Sch Dist No 100 Berwyn South (FSA
          Insd)..........................................   8.100   12/01/16       2,436,738
  1,115   Evanston, IL Residential Mtg Rev (AMBAC
          Insd)..........................................   6.375   01/01/09       1,180,785
 10,000   Illinois Dev Fin Auth Pollutn Ctl Rev Comwlth
          Edison Co Proj Ser D Rfdg (AMBAC Insd).........   6.750   03/01/15      11,265,000
 35,000   Illinois Dev Fin Auth Pollutn Ctl Rev IL Pwr Co
          Proj Ser A First Mtg Rfdg (MBIA Insd)..........   7.400   12/01/24      40,659,850
  5,000   Illinois Dev Fin Auth Pollutn Ctl Rev IL Pwr Co
          Proj Ser A Rfdg (MBIA Insd)....................   5.400   03/01/28       5,047,250
  2,000   Illinois Dev Fin Auth Rev Sch Dist Pgm Rockford
          Sch 205 (FSA Insd).............................   6.650   02/01/11       2,377,560
  5,025   Illinois Dev Fin Auth Rev Sch Dist Pgm Rockford
          Sch 205 Rfdg (FSA Insd)........................   6.650   02/01/12       5,741,012
  1,022   Illinois Hlth Fac Auth Rev Cmnty Prov Pooled
          Pgm Ser B (MBIA Insd)..........................   7.900   08/15/03       1,035,634
    220   Illinois Hlth Fac Auth Rev Cmnty Prov Pooled
          Pgm Ser B Rfdg (MBIA Insd).....................   7.900   08/15/03         251,533
  5,000   Illinois Hlth Fac Auth Rev Hosp Sisters Svcs
          (Inverse Fltg) (MBIA Insd).....................   9.477   06/19/15       5,981,250
  5,000   Illinois Hlth Fac Auth Rev Methodist Hlth Proj
          (Inverse Fltg) (AMBAC Insd)....................   9.770   05/18/21       5,943,750
  3,400   Illinois Hlth Fac Auth Rev Rush Presbyterian
          Saint Luke Hosp (Inverse Fltg) (MBIA Insd).....   9.666   10/01/24       4,024,750
  3,000   Illinois Hlth Fac Auth Rev Sarah Bush Lincoln
          Hlth Rfdg (AMBAC Insd).........................   6.000   01/01/27       3,232,950
  1,320   Kane Cnty, IL Sch Dist No 129 Aurora West Side
          (FSA Insd).....................................   5.000   02/01/14       1,310,773
  1,830   Kane Cnty, IL Sch Dist No 129 Aurora West Side
          (FSA Insd).....................................   5.000   02/01/15       1,810,602
  6,110   Rosemont, IL Tax Increment 3 (FGIC Insd).......       *   12/01/06       4,179,973
  3,000   Rosemont, IL Tax Increment 3 (FGIC Insd).......       *   12/01/07       1,952,880
  1,285   Saint Clair Cnty, IL Ctfs Partn (MBIA Insd)....   8.000   12/01/05       1,573,701

                                               See Notes to Financial Statements

                           June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                      Description                    Coupon   Maturity   Market Value
--------------------------------------------------------------------------------------------
          ILLINOIS (CONTINUED)
$ 1,185   Saint Clair Cnty, IL Ctfs Partn Indl Dev Rev
          (MBIA Insd)....................................   8.000%  12/01/04  $    1,424,571
  1,500   Will Cnty, IL Cmnty Unit Sch Dist No 201 Ser C
          (FSA Insd).....................................       *   10/01/13         699,960
  1,000   Will Cnty, IL Cmnty Unit Sch Dist No 201 Ser C
          (FSA Insd).....................................       *   10/01/14         440,390
                                                                              --------------
                                                                                 229,376,264
                                                                              --------------
          INDIANA 0.7%
  2,000   Indiana Bond Bank Spl Pgm Ser A (AMBAC Insd)...   9.750   08/01/09       2,648,680
  5,000   Indiana Hlth Fac Fin Auth Hosp Rev Cmnty Hosps
          Proj Rfdg & Impt (MBIA Insd)...................   6.400   05/01/12       5,393,700
  1,000   Marion Cnty, IN Convention & Recrtnl Fac Auth
          Excise Tax Rev Lease Rental Ser A (AMBAC
          Insd)..........................................   7.000   06/01/21       1,088,360
                                                                              --------------
                                                                                   9,130,740
                                                                              --------------
          KANSAS  3.1%
 38,750   Burlington, KS Pollutn Ctl Rev KS Gas & Elec Co
          Proj Rfdg (MBIA Insd) (b)......................   7.000   06/01/31      42,173,950
                                                                              --------------
          KENTUCKY  0.3%
     35   Kentucky Cntys Single Family Mtg Presbyterian
          Homes Ser A Rfdg (MBIA Insd)...................   8.625   09/01/15          35,782
  2,000   Kentucky Econ Dev Fin Auth Hosp Fac Rev Rfdg
          (Connie Lee Insd)..............................   5.700   02/01/28       2,111,380
  1,995   Warren Cnty, KY Hosp Fac Rev Med Cent Bowling
          Green (FSA Insd)...............................   4.750   04/01/15       1,913,564
                                                                              --------------
                                                                                   4,060,726
                                                                              --------------
          LOUISIANA  1.7%
  4,065   Calcasieu Parish, LA Mem Hosp Svcs Dist Hosp
          Rev Lake Charles Mem Hosp Proj Ser A (Connie
          Lee Insd)......................................   6.375   12/01/12       4,691,051
  5,530   Calcasieu Parish, LA Mem Hosp Svcs Dist Hosp
          Rev Lake Charles Mem Hosp Proj Ser A (Connie
          Lee Insd)......................................   6.500   12/01/18       6,516,607
    310   Louisiana Pub Fac Auth Rev Med Cent LA at New
          Orleans Proj (Connie Lee Insd).................   6.250   10/15/10         330,187
  4,150   Louisiana Pub Fac Auth Rev Pgm Hlth & Edl Cap
          Fac Our Lady Med Cent Ser C (BIGI Insd) (b)....   8.200   12/01/15       4,307,285
  5,000   Louisiana Pub Fac Auth Rev Tulane Univ of LA
          (AMBAC Insd)...................................   6.050   10/01/25       5,476,350
 10,000   New Orleans, LA Home Mtg Auth Single Family Mtg
          Rev 1985 Ser A (MBIA Insd).....................       *   09/15/16       1,542,100
                                                                              --------------
                                                                                  22,863,580
                                                                              --------------
          MAINE  0.4%
  2,750   Easton, ME Indl Dev McCain Food Inc Proj Ser
          1985 (AMBAC Insd)..............................   9.200   08/01/99       2,759,790
  1,750   Maine Hlth & Higher Edl Fac Auth Rev Ser B (FSA
          Insd)..........................................   7.100   07/01/14       2,016,823
                                                                              --------------
                                                                                   4,776,613
                                                                              --------------

                                               See Notes to Financial Statements

                           June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                      Description                    Coupon   Maturity   Market Value
--------------------------------------------------------------------------------------------
          MASSACHUSETTS  1.4%
$ 1,700   Massachusetts St Hlth & Edl Fac Auth Rev Mt
          Auburn Hosp Ser B1 (MBIA Insd).................   6.250%  08/05/14  $    1,871,955
  1,000   Massachusetts St Hlth & Edl Fac Auth Rev Univ
          Hosp Ser C (MBIA Insd).........................   7.250   07/01/19       1,073,600
  2,980   Massachusetts St Hlth Edl Fac Boston Med Cent
          Ser A (MBIA Insd) (a)..........................   5.000   07/01/19       2,898,795
  4,750   Massachusetts St Indl Fin Agy Rev Suffolk Univ
          (AMBAC Insd)...................................   5.250   07/01/27       4,767,717
  3,250   Massachusetts St Wtr Res Auth Genl Ser A (FGIC
          Insd)..........................................   5.500   11/01/21       3,365,083
  3,750   Massachusetts St Wtr Res Auth Houston Ind Inc
          Proj Ser A (FSA Insd)..........................   4.750   08/01/37       3,489,600
  1,920   Worcester, MA (MBIA Insd)......................   5.000   08/01/17       1,897,824
                                                                              --------------
                                                                                  19,364,574
                                                                              --------------
          MICHIGAN  3.1%
  2,325   Bay City, MI (AMBAC Insd)......................       *   06/01/15         996,611
  1,000   Bay City, MI (AMBAC Insd)......................       *   06/01/16         404,170
  3,250   Central MI Univ Rev (FGIC Insd)................   5.625   10/01/22       3,398,623
  1,100   Central MI Univ Rev (FGIC Insd)................   5.500   10/11/26       1,137,235
  2,675   Clintondale, MI Cmnty Sch Rfdg (FSA Insd)......   5.125   05/01/28       2,638,567
  2,000   Durand, MI Area Schs (FGIC Insd)...............   5.375   05/01/23       2,036,440
  5,000   Ecorse, MI Pub Sch Dist (FGIC Insd)............   5.500   05/01/27       5,183,500
  6,000   Ferris St Univ MI Rev Genl (AMBAC Insd)........   5.000   10/01/18       5,868,720
  3,075   Ferris St Univ MI Rev Genl (AMBAC Insd)........   5.000   10/01/28       2,992,928
  3,000   Lake Shore, MI Pub Schs Macomb Cnty (FSA
          Insd)..........................................   5.500   05/01/20       3,093,960
 21,000   Livonia, MI Pub Sch Dist Ser II (FGIC Insd)....       *   05/01/21       5,438,160
  5,000   Michigan St Hosp Fin Auth Rev Hosp Sparrow
          Oblig Group (MBIA Insd)........................   6.000   11/15/36       5,435,050
  2,000   Michigan St Hsg Dev Auth Rental Hsg Rev Ser B
          (Embedded Swap) (AMBAC Insd)...................   4.850   04/01/04       2,012,520
  5,000   Mount Clemens, MI Cmnty Sch Dist Cap Apprec
          (Prerefunded @ 05/01/07) (MBIA Insd)...........       *   05/01/17       1,686,000
                                                                              --------------
                                                                                  42,322,484
                                                                              --------------
          MINNESOTA  0.5%
  1,000   Brainerd, MN Rev Evangelical Lutheran Ser B
          Rfdg (FSA Insd)................................   6.650   03/01/17       1,091,020
  5,600   Minneapolis-Saint Paul, MN Hsg & Redev Auth
          Hlthcare Sys Rev Hlth One Ser A (MBIA Insd)....   7.400   08/15/11       6,056,848
                                                                              --------------
                                                                                   7,147,868
                                                                              --------------
          MISSISSIPPI  0.1%
  1,000   Harrison Cnty, MS Wastewtr Mgmt Dist Rev
          Wastewtr Treatment Fac Ser A Rfdg (FGIC
          Insd)..........................................   8.500   02/01/13       1,379,050
                                                                              --------------

                                               See Notes to Financial Statements

                           June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                      Description                    Coupon   Maturity   Market Value
--------------------------------------------------------------------------------------------
          MISSOURI  0.5%
$ 1,985   Green Cnty, MO Single Family Mtg Rev (AMBAC
          Insd)..........................................       *   12/01/16  $      325,242
  1,065   Missouri St Hlth & Edl Fac Auth Hlth Fac Rev
          Rfdg (MBIA Insd)...............................   6.250%  06/01/16       1,165,046
  4,585   Missouri St Hlth & Edl Fac Auth Hlth Fac Rev
          Rfdg (MBIA Insd)...............................   6.250   06/01/16       4,957,531
    230   Saint Louis Cnty, MO Single Family Mtg Rev
          (AMBAC Insd)...................................   9.250   10/01/16         245,976
                                                                              --------------
                                                                                   6,693,795
                                                                              --------------
          NEVADA  1.0%
  1,000   Carson City, NV Hosp Rev Ser B (AMBAC Insd)....   5.400   03/01/17       1,017,630
  2,000   Clark Cnty, NV Indl Dev Rev NV Pwr Co Proj Ser
          C Rfdg (AMBAC Insd)............................   7.200   10/01/22       2,236,500
  2,935   Reno, NV Hosp Rev Dates Saint Mary's Hosp Inc
          Ser B (Prerefunded @ 01/01/00) (BIGI Insd).....   7.750   07/01/15       3,140,685
  4,355   Reno, NV Hosp Rev Dates Saint Mary's Hosp Inc
          Ser C (Prerefunded @ 01/01/00) (BIGI Insd).....   7.750   07/01/15       4,682,627
  3,720   Washoe Cnty, NV Rfdg & Impt (MBIA Insd)........       *   07/01/07       2,476,701
                                                                              --------------
                                                                                  13,554,143
                                                                              --------------
          NEW HAMPSHIRE  0.6%
  5,000   New Hampshire Higher Edl & Hlth Fac Auth Rev
          (AMBAC Insd)...................................   6.000   10/01/26       5,441,650
  2,500   New Hampshire St Tpk Sys Rev Rfdg (Inverse
          Fltg) (FGIC Insd)..............................   9.769   11/01/17       3,303,125
                                                                              --------------
                                                                                   8,744,775
                                                                              --------------
          NEW JERSEY  1.2%
  5,500   Howell Twp, NJ Rfdg (FGIC Insd)................   6.800   01/01/14       6,029,925
  3,625   Morristown, NJ Rfdg (FSA Insd).................   6.400   08/01/14       4,086,934
  2,500   New Jersey Hlth Care Fac Hackensack Univ Med
          Cent A Rfdg (MBIA Insd) (a)....................   5.000   01/01/28       2,434,175
  3,940   New Jersey St Hsg & Mtg Fin Agy Rev Home Mtg
          Ser B (MBIA Insd)..............................   8.100   10/01/17       4,064,858
                                                                              --------------
                                                                                  16,615,892
                                                                              --------------
          NEW YORK  8.8%
  8,000   Metropolitan Tran Auth NY Commuter Fac Rev Ser
          A (MBIA Insd)..................................   5.625   07/01/27       8,401,920
  7,000   Metropolitan Tran Auth NY Dedicated Tax Fund
          Ser A (FGIC Insd)..............................   5.000   04/01/23       6,839,140
  2,090   New York City Ser G (MBIA Insd)................   5.750   02/01/14       2,223,718
  4,350   New York City Indl Dev Agy Civic Fac Rev USTA
          Natl Tennis Cent Proj (FSA Insd)...............   6.375   11/15/14       4,832,154
     50   New York City Ser C Subser C1 (FSA Insd).......   6.250   08/01/09          54,581
 18,000   New York City Ser G (FGIC Insd)................   5.750   02/01/14      19,151,640
  3,000   New York St Dorm Auth Lease Rev Muni Hlth Fac
          Impt Pgm Ser A (FSA Insd)......................   5.500   05/15/25       3,102,840

                                               See Notes to Financial Statements

                           June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                      Description                    Coupon   Maturity   Market Value
--------------------------------------------------------------------------------------------
          NEW YORK (CONTINUED)
$ 3,950   New York St Dorm Auth Rev City Univ Sys Ser C
          (FGIC Insd)....................................   7.000%  07/01/14  $    4,237,758
  4,700   New York St Dorm Auth Rev Insd Pace Univ Rfdg
          (MBIA Insd)....................................   5.750   07/01/26       5,005,782
    170   New York St Med Care Fac Fin Agy Rev IBC Mental
          Hlth Svcs Ser A (MBIA Insd)....................   7.750   08/05/10         182,605
  1,000   New York St Med Care Fac Fin Agy Rev Mental
          Hlth Svcs Ser E (FSA Insd).....................   6.500   08/05/15       1,111,520
 23,535   New York St Med Care Fac Fin Agy Rev NY Hosp
          Mtg Ser A (Prerefunded @ 02/15/05) (AMBAC
          Insd)..........................................   6.750   08/15/14      27,263,415
  3,400   New York St Muni Bond Bank Agy Spl Pgm Rev
          Rochester Ser A (MBIA Insd)....................   6.625   03/15/06       3,718,308
  1,500   New York St Urban Dev Corp Rev Correctional Fac
          Rfdg (AMBAC Insd)..............................   5.250   01/01/18       1,506,150
 15,000   New York, NY Ser I (MBIA Insd).................   5.000   05/15/23      14,654,700
 20,000   New York, NY Ser I (MBIA Insd).................   5.000   05/15/28      19,499,200
                                                                              --------------
                                                                                 121,785,431
                                                                              --------------
          NORTH CAROLINA  0.1%
  1,250   Franklin Cnty, NC Ctfs Partn Jail & Sch Projs
          (FGIC Insd)....................................   6.625   06/01/14       1,394,075
  2,500   North Carolina Med Care Comm Catholic Hlth East
          Ser C (AMBAC Insd) (a).........................   5.000   11/15/28       2,425,775
                                                                              --------------
                                                                                   3,819,850
                                                                              --------------
          NORTH DAKOTA  0.8%
  4,595   Grand Forks, ND Sales Tax Rev Aurora Proj Ser A
          (MBIA Insd)....................................   5.625   12/15/29       4,800,442
  5,000   Mercer Cnty, ND Pollutn Ctl Rev Antelope Vly
          Station Rfdg (AMBAC Insd)......................   7.200   06/30/13       6,169,200
                                                                              --------------
                                                                                  10,969,642
                                                                              --------------
          OHIO  3.5%
  5,000   Clermont Cnty, OH Hosp Fac Rev Muni (Inverse
          Fltg) (AMBAC Insd).............................   9.441   10/05/21       5,987,500
  2,010   Cleveland, OH (Prerefunded @ 11/15/04) (MBIA
          Insd)..........................................   6.500   11/15/09       2,295,119
  2,285   Cleveland, OH (Prerefunded @ 11/15/04) (MBIA
          Insd)..........................................   6.500   11/15/10       2,609,127
 13,100   Franklin Cnty, OH Convention Fac Auth Tax Lease
          Rev Antic (MBIA Insd)..........................   5.000   12/01/27      12,793,722
 20,700   Hamilton Cnty, OH Sales Tax Hamilton Cnty
          Football Proj B (MBIA Insd)....................   5.000   12/01/18      20,425,518
  1,500   Ohio St Air Quality Dev Auth Rev Pollutn Ctl
          Cleveland Co Proj Rfdg (FGIC Insd).............   8.000   12/01/13       1,722,090
  2,500   Ohio St Air Quality Dev Auth Rev Pollutn Ctl OH
          Edison Ser A Rfdg (FGIC Insd)..................   7.450   03/01/16       2,672,325
                                                                              --------------
                                                                                  48,505,401
                                                                              --------------

                                               See Notes to Financial Statements

                           June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                      Description                    Coupon   Maturity   Market Value
--------------------------------------------------------------------------------------------
          OKLAHOMA  0.3%
$ 1,760   McAlester, OK Pub Wks Auth Rev Rfdg & Impt (FSA
          Insd)..........................................   5.250%  12/01/20  $    1,767,498
  2,755   Oklahoma Hsg Fin Agy Single Family Rev Mtg Ser
          A (MBIA Insd)..................................   7.200   03/01/11       2,908,040
                                                                              --------------
                                                                                   4,675,538
                                                                              --------------
          OREGON  0.1%
  1,000   Wasco Cnty, OR Vets Home (FSA Insd)............   6.200   06/01/13       1,092,930
                                                                              --------------
          PENNSYLVANIA  5.6%
  4,000   Allegheny Cnty, PA Hosp Dev Auth Rev Hlth Sys
          Catholic Hlth East A (AMBAC Insd)..............   4.875   11/15/26       3,793,840
  4,875   Allegheny Cnty, PA Hosp Dev Auth Rev Pittsburgh
          Mercy Hlth Sys Inc (AMBAC Insd)................   5.625   08/15/26       5,321,257
  2,985   Butler, PA Area Sch Dist Cap Apprec
          (Prerefunded @ 11/15/07) (FGIC Insd)...........       *   11/15/23         776,787
  5,650   Butler, PA Area Sch Dist Cap Apprec
          (Prerefunded @ 11/15/07) (FGIC Insd)...........       *   11/15/26       1,225,372
 31,250   Dauphin Cnty, PA Genl Auth Hlth Sys Rev
          Pinnacle Hlth Sys Proj Rfdg (MBIA Insd)........   5.500   05/15/27      32,321,250
  2,000   Dauphin Cnty, PA Genl Auth Hosp Rev Hapsco
          Phoenixville Hosp Proj Ser B (FGIC Insd).......   6.125   07/01/10       2,215,320
  1,295   Deer Lakes Sch Dist PA Ser A (FSA Insd)........   5.250   01/15/17       1,309,012
  1,000   Emmaus, PA Genl Auth Rev Var Loc Govt Bond Pool
          Pgm Ser B Var Rate Cpn (BIGI Insd).............   8.000   05/15/18       1,010,040
  1,250   Lehigh Cnty, PA Genl Purp Auth Rev Good
          Shepherd Rehab Hosp Rfdg (AMBAC Insd)..........   5.250   11/15/27       1,252,575
  1,000   Lehigh Cnty, PA Indl Dev Auth Pollutn Ctl Rev
          PA Pwr & Lt Co Proj Ser A Rfdg (MBIA Insd).....   6.400   11/01/21       1,097,160
  3,750   Montgomery Cnty, PA Indl Dev Auth Rev Pollutn
          Ctl Ser E Rfdg (MBIA Insd).....................   6.700   12/01/21       4,080,487
  1,000   New Kensington Arnold, PA Sch Dist (FGIC
          Insd)..........................................   5.500   05/15/26       1,031,440
 10,015   Northeastern PA Hosp & Edl Auth Wyoming Vly
          Hlthcare Ser A (AMBAC Insd)....................   5.250   01/01/26      10,027,018
  1,000   Pennsylvania St Higher Edl Fac Auth College &
          Univ Rev Bryn Mawr College (MBIA Insd).........   5.625   12/01/27       1,049,910
  2,250   Philadelphia, PA Gas Wks Rev 14th Ser A Rfdg
          (FSA Insd).....................................   6.375   07/01/14       2,484,878
  1,000   Saint Mary's Hosp Auth Bucks Cnty, PA Rev
          Franciscan Hlth Saint Mary Ser A (MBIA Insd)...   6.500   07/01/22       1,089,640
  1,000   Saint Mary's Hosp Auth Bucks Cnty, PA Rev
          Franciscan Hlth Sys Ser B (MBIA Insd)..........   6.500   07/01/12       1,089,640

                                               See Notes to Financial Statements

                           June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                      Description                    Coupon   Maturity   Market Value
--------------------------------------------------------------------------------------------
          PENNSYLVANIA (CONTINUED)
$ 1,000   Sayre, PA Hlthcare Fac Auth Rev VHA Cap Asset
          Fin Pgm Ser H2 (AMBAC Insd)....................   7.625%  12/01/15  $    1,075,060
  3,750   Southmoreland Sch Dist PA (AMBAC Insd).........   5.250   10/01/17       3,789,412
  1,000   State Pub Sch Bldg Auth PA Sch Rev Burgettstown
          Sch Dist Ser D (Prerefunded @ 02/01/05) (MBIA
          Insd)..........................................   6.500   02/01/14       1,111,650
                                                                              --------------
                                                                                  77,151,748
                                                                              --------------
          RHODE ISLAND  1.7%
  2,000   Rhode Island St Hlth & Edl Bldg Corp Rev Higher
          Edl Fac Roger Williams (Prerefunded @ 11/15/04)
          (Connie Lee Insd)..............................   7.250   11/15/24       2,364,300
 18,000   Rhode Island St Hlth & Edl Bldg Corp Rev RI
          Hosp (Inverse Fltg) (FGIC Insd)................   9.766   08/15/21      21,600,000
                                                                              --------------
                                                                                  23,964,300
                                                                              --------------
          SOUTH CAROLINA  0.1%
     70   Charleston Cnty, SC Ctfs Partn Ser B (MBIA
          Insd)..........................................   6.875   06/01/14          78,964
  1,430   Charleston Cnty, SC Ctfs Partn Ser B
          (Prerefunded @ 06/01/04) (MBIA Insd)...........   6.875   06/01/14       1,650,535
                                                                              --------------
                                                                                   1,729,499
                                                                              --------------
          SOUTH DAKOTA  0.8%
  5,205   South Dakota St Lease Rev Trust Ctfs Ser A (FSA
          Insd)..........................................   6.625   09/01/12       6,193,794
  4,000   South Dakota St Lease Rev Trust Ctfs Ser A (FSA
          Insd)..........................................   6.700   09/01/17       4,816,880
                                                                              --------------
                                                                                  11,010,674
                                                                              --------------
          TENNESSEE  0.5%
  2,000   Chattanooga-Hamilton Cnty, TN Hosp Auth Hosp
          Rev Erlanger Med Cent Ser B (Inverse Fltg)
          (Prerefunded @ 05/01/01) (FSA Insd)............   9.824   05/25/21       2,372,500
  3,320   Johnson City, TN Sch Sales Tax (Prerefunded @
          05/01/06) (AMBAC Insd).........................   6.700   05/01/18       3,843,896
                                                                              --------------
                                                                                   6,216,396
                                                                              --------------
          TEXAS  5.0%
  3,000   Amarillo, TX Hlth Fac Corp Hosp Rev High Plains
          Baptist Hosp (Inverse Fltg) (FSA Insd).........   9.058   01/01/22       3,506,250
  1,000   Austin, TX Util Sys Rev (Prerefunded @
          05/15/02) (BIGI Insd)..........................   8.625   11/15/12       1,160,720
  2,500   Austin, TX Util Sys Rev Rfdg (AMBAC Insd)
          (a)............................................   6.500   11/15/05       2,813,475
 12,500   Austin, TX Util Sys Rev Ser A Rfdg (MBIA
          Insd)..........................................       *   11/15/10       6,950,000
  5,000   Brazos River Auth TX Rev Houston Inds Proj B
          (AMBAC Insd)...................................   5.125   11/01/20       4,927,700
  2,470   Corpus Christi, TX Hsg Fin Corp Single Family
          Mtg Rev Ser A Rfdg (MBIA Insd).................   7.700   07/01/11       2,722,829
  6,525   Dallas Cnty, TX Util & Reclamation Dist (MBIA
          Insd)..........................................       *   02/15/07       3,782,738
  6,780   Dallas Cnty, TX Util & Reclamation Dist (MBIA
          Insd)..........................................       *   02/15/08       3,642,216
  7,705   Dallas Cnty, TX Util & Reclamation Dist (MBIA
          Insd)..........................................       *   02/15/09       3,825,070
  5,000   Dallas, TX Civic Cent Convention Rfdg & Impt
          (AMBAC Insd)...................................   5.000   08/15/28       4,866,900

                                               See Notes to Financial Statements

                           June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                      Description                    Coupon   Maturity   Market Value
--------------------------------------------------------------------------------------------
          TEXAS (CONTINUED)
$ 5,000   Dallas, TX Rev Spl Tax Ser A (AMBAC Insd)
          (a)............................................   5.000%  08/15/20  $    4,911,050
  6,490   El Paso, TX Hsg Fin Corp Mtg Rev Single Family
          (FGIC Insd)....................................       *   11/01/16         952,343
  1,250   Harris Cnty, TX Hlth Fac Dev Corp Thermal Util
          Rev Teco Proj Ser A (AMBAC Insd)...............   7.250   02/15/15       1,330,725
  4,615   Harris Cnty, TX Toll Rd Tax & Sub Lien Ser A
          Rfdg (FGIC Insd)...............................       *   08/15/07       3,047,469
  7,000   Harris Cnty, TX Toll Rd Sr Lien Rfdg (MBIA
          Insd)..........................................   5.000   08/15/24       6,825,140
    245   Henderson, TX (AMBAC Insd).....................   9.125   05/15/04         306,644
  2,505   Montgomery Cnty, TX Cap Apprec Rfdg (MBIA
          Insd)..........................................       *   03/01/15       1,062,245
  1,000   Montgomery Cnty, TX Cap Apprec Rfdg (MBIA
          Insd)..........................................       *   03/01/16         399,200
  1,305   Montgomery Cnty, TX Cap Apprec Rfdg (MBIA
          Insd)..........................................       *   03/01/17         490,784
  5,000   North Cent, TX Hlth Fac Dev TX Hlth Res Sys Ser
          B (MBIA Insd)..................................   5.375   02/15/26       5,073,100
  2,250   Odessa, TX Junior College Dist Rev Rfdg & Impt
          Ser A (MBIA Insd)..............................   5.000   12/01/19       2,202,143
  1,085   Port Port Arthur, TX Navigation Dist Port Rev
          (AMBAC Insd)...................................   4.750   03/01/18       1,033,582
  1,000   San Antonio, TX Indpt Sch Dist Pub Fac Corp
          Lease Rev (AMBAC Insd).........................   5.850   10/15/10       1,090,000
  1,750   Tarrant Cnty, TX Hlth Fac Dev Corp Hlth Sys Rev
          Ser B (FGIC Insd)..............................   5.000   09/01/15       1,753,868
                                                                              --------------
                                                                                  68,676,191
                                                                              --------------
          UTAH  2.9%
 21,000   Intermountain Pwr Agy UT Pwr Supply Rev Ser B
          Rfdg (MBIA Insd)...............................   5.750   07/01/19      22,366,260
  2,415   Payson City, UT Cnty UT Elec Pwr Rev (BIGI
          Insd)..........................................   8.000   08/15/03       2,475,665
    750   Provo, UT Elec Rev 1984 Ser A Rfdg (AMBAC
          Insd)..........................................  10.375   09/15/15       1,111,448
  3,500   Salt Lake City, UT Hosp Rev IHC Hosp Inc Rfdg
          (Inverse Fltg) (AMBAC Insd)....................   9.566   05/15/20       4,134,375
  7,385   Utah St Muni Fin Co-op Local Govt Rev Pool Cap
          Salt Lake (FSA Insd)...........................       *   03/01/09       4,493,994
  2,000   Washington Cnty/St George Interlocal Agy UT
          Lease Rev (AMBAC Insd).........................   5.125   12/01/22       1,975,220
  3,115   West Jordan, UT Multi-Family Rev Broadmoor
          Village Apts Proj Ser A Rfdg (FSA Insd)........   6.800   01/01/15       3,349,715
                                                                              --------------
                                                                                  39,906,677
                                                                              --------------

                                               See Notes to Financial Statements

                           June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                      Description                    Coupon   Maturity   Market Value
--------------------------------------------------------------------------------------------
          VIRGINIA  0.6%
$ 3,000   Danville, VA Indl Dev Auth Hosp Rev Danville
          Regl Med Cent (AMBAC Insd).....................   5.200%  10/01/18  $    3,067,920
  4,000   Loudoun Cnty, VA Ctfs Partn (FSA Insd).........   6.800   03/01/14       4,481,320
    750   Univ of VA Hosp Rev Ser C Rfdg (Prerefunded @
          06/01/00) (AMBAC Insd).........................   9.375   06/01/07         832,358
                                                                              --------------
                                                                                   8,381,598
                                                                              --------------
          WASHINGTON  1.6%
  1,250   Franklin Cnty, WA Pub Util Dist No 1 Elec Rev
          (Prerefunded @ 09/01/01) (AMBAC Insd)..........   7.100   09/01/08       1,363,987
  2,995   Grant Cnty, WA Pub Util Dist No 2 Priest Rapids
          Hydro Elec Rev Second Ser C Rfdg (AMBAC
          Insd)..........................................   6.000   01/01/13       3,266,796
  2,335   Grant Cnty, WA Pub Util Dist No 2 Priest Rapids
          Hydro Elec Rev Second Ser C Rfdg (AMBAC
          Insd)..........................................   6.000   01/01/17       2,523,108
  1,315   Grant Cnty, WA Pub Util Dist No 2 Wanapum Hydro
          Elec Rev Second Ser C Rfdg (AMBAC Insd)........   6.000   01/01/13       1,434,336
  1,025   Grant Cnty, WA Pub Util Dist No 2 Wanapum Hydro
          Elec Rev Second Ser C Rfdg (AMBAC Insd)........   6.000   01/01/17       1,107,574
    350   Pierce Cnty, WA Swr Rev Ser A (MBIA Insd)......   9.000   02/01/05         423,202
  1,000   Snohomish Cnty, WA Solid Waste Rev (MBIA
          Insd)..........................................   7.000   12/01/10       1,112,240
  5,000   Spokane, WA Regl Solid Waste Mgmt Sys Rev
          (AMBAC Insd)...................................   6.250   12/01/11       5,431,150
    160   Univ of WA Univ Rev (MBIA Insd)................   7.000   12/01/21         175,877
  3,090   Washington St Pub Pwr Supply Sys Nuclear Proj
          No 1 Rev Ser A Rfdg (AMBAC Insd)...............   5.700   07/01/09       3,332,040
  3,015   Washington St Pub Pwr Supply Sys Nuclear Proj
          No 2 Rev Ser C Rfdg (MBIA Insd)................       *   07/01/04       2,297,400
                                                                              --------------
                                                                                  22,467,710
                                                                              --------------
          WISCONSIN  1.1%
 12,490   Wisconsin St Hlth & Edl Fac Auth Rev Aurora Med
          Group Inc Proj (FSA Insd)......................   5.750   11/15/25      13,117,872
  1,000   Wisconsin St Hlth & Edl Fac Auth Rev Med
          College of WI Inc Proj (MBIA Insd).............   5.500   03/01/17       1,024,660
  1,000   Wisconsin St Hlth & Edl Fac Auth Rev Med
          College of WI Inc Proj (MBIA Insd).............   5.750   03/01/27       1,062,630
                                                                              --------------
                                                                                  15,205,162
                                                                              --------------
          WYOMING  0.2%
  2,000   Laramie Cnty, WY Hosp Rev Mem Hosp Proj (AMBAC
          Insd)..........................................   6.700   05/01/12       2,196,920
                                                                              --------------

                                               See Notes to Financial Statements

                           June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                      Description                    Coupon   Maturity   Market Value
--------------------------------------------------------------------------------------------
          PUERTO RICO  0.2%
$ 3,000   Puerto Rico Indl Tourist Edl Med &
          Environmental Ctl Fac Hosp Aux (MBIA Insd).....   6.250%  07/01/16  $    3,334,470
                                                                              --------------
TOTAL LONG-TERM INVESTMENTS  98.4%
  (Cost $1,236,968,993).....................................................   1,354,910,095
SHORT-TERM INVESTMENTS  3.6%
  (Cost $49,100,000)........................................................      49,100,000
                                                                              --------------
TOTAL INVESTMENTS  102.0%
  (Cost $1,286,068,993).....................................................   1,404,010,095
LIABILITIES IN EXCESS OF OTHER ASSETS  (2.0%)...............................     (24,758,119)
                                                                              --------------
NET ASSETS  100.0%..........................................................  $1,379,251,976
                                                                              ==============

 * Zero coupon bond

(a) Securities purchased on a when issued or delayed delivery basis.

(b) Assets segregated as collateral for when issued or delayed delivery purchase commitments.

AMBAC--AMBAC Indemnity Corporation

BIGI--Bond Investor Guaranty Inc.

Connie Lee--Connie Lee Insurance Company

FGIC--Financial Guaranty Insurance Company

FSA--Financial Security Assurance Inc.

MBIA--Municipal Bond Investors Assurance Corp.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                           June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $1,286,068,993).....................  $1,404,010,095
Cash........................................................         279,831
Receivables:
  Interest..................................................      18,591,844
  Investments Sold..........................................       4,473,846
  Fund Shares Sold..........................................         874,680
Other.......................................................          40,481
                                                              --------------
      Total Assets..........................................   1,428,270,777
                                                              --------------
LIABILITIES:
Payables:
  Investments Purchased.....................................      43,267,381
  Fund Shares Repurchased...................................       2,257,824
  Income Distributions......................................       1,797,959
  Distributor and Affiliates................................         761,376
  Investment Advisory Fee...................................         563,308
Accrued Expenses............................................         233,346
Trustees' Deferred Compensation and Retirement Plans........         137,607
                                                              --------------
      Total Liabilities.....................................      49,018,801
                                                              --------------
NET ASSETS..................................................  $1,379,251,976
                                                              ==============
NET ASSETS CONSIST OF:
Capital.....................................................  $1,249,470,367
Net Unrealized Appreciation.................................     117,941,102
Accumulated Net Realized Gain...............................      11,900,001
Accumulated Distributions in Excess of Net Investment
  Income....................................................         (59,494)
                                                              --------------
NET ASSETS..................................................  $1,379,251,976
                                                              ==============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $1,301,549,952 and 66,542,873 shares of
    beneficial interest issued and outstanding).............  $        19.56
    Maximum sales charge (4.75%* of offering price).........             .98
                                                              --------------
    Maximum offering price to public........................  $        20.54
                                                              ==============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $71,419,276 and 3,650,989 shares of
    beneficial interest issued and outstanding).............  $        19.56
                                                              ==============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $6,282,748 and 321,242 shares of
    beneficial interest issued and outstanding).............  $        19.56
                                                              ==============
*On sales of $100,000 or more, the sales charge will be
  reduced.

                            STATEMENT OF OPERATIONS

               For the Six Months Ended June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------


INVESTMENT INCOME:
Interest....................................................  $ 39,086,093
                                                              ------------
EXPENSES:
Investment Advisory Fee.....................................     3,384,925
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B, and C of
  $1,549,989, $353,162 and $28,068, respectively)...........     1,931,219
Shareholder Services........................................       589,398
Insurance...................................................        36,563
Legal.......................................................        36,200
Custody.....................................................        27,150
Trustees' Fees and Expenses.................................        21,909
Other.......................................................       259,199
                                                              ------------
    Total Expenses..........................................     6,286,563
                                                              ------------
NET INVESTMENT INCOME.......................................  $ 32,799,530
                                                              ============
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................  $ 13,825,184
  Futures...................................................    (2,080,498)
                                                              ------------
Net Realized Gain...........................................    11,744,686
                                                              ------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   131,036,118
  End of the Period:
    Investments.............................................   117,941,102
                                                              ------------
Net Unrealized Depreciation During the Period...............   (13,095,016)
                                                              ------------
NET REALIZED AND UNREALIZED LOSS............................  $ (1,350,330)
                                                              ============
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $ 31,449,200
                                                              ============

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                     For the Six Months Ended June 30, 1998
                and the Year Ended December 31, 1997 (Unaudited)
--------------------------------------------------------------------------------

                                                        Six Months Ended      Year Ended
                                                         June 30, 1998     December 31, 1997
--------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.................................. $   32,799,530      $   68,037,607
Net Realized Gain......................................     11,744,686           8,525,006
Net Unrealized Appreciation/Depreciation During the
  Period...............................................    (13,095,016)         31,101,903
                                                        --------------      --------------
Change in Net Assets from Operations...................     31,449,200         107,664,516
                                                        --------------      --------------
Distributions from Net Investment Income...............    (32,963,560)        (67,785,067)
Distributions in Excess of Net Investment Income.......        (59,494)                -0-
                                                        --------------      --------------
Distributions from and in Excess of Net Investment
  Income*..............................................    (33,023,054)        (67,785,067)
Distributions from Net Realized Gain*..................     (2,401,267)        (11,111,608)
                                                        --------------      --------------
  Total Distributions..................................    (35,424,321)        (78,896,675)
                                                        --------------      --------------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES....     (3,975,121)         28,767,841
                                                        --------------      --------------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold..............................    333,383,070         631,717,458
Net Asset Value of Shares Issued Through Dividend
  Reinvestment.........................................     24,337,335          54,493,315
Cost of Shares Repurchased.............................   (333,712,581)       (716,001,683)
                                                        --------------      --------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS.....     24,007,824         (29,790,910)
                                                        --------------      --------------
TOTAL INCREASE/DECREASE IN NET ASSETS..................     20,032,703          (1,023,069)
NET ASSETS:
Beginning of the Period................................  1,359,219,273       1,360,242,342
                                                        --------------      --------------
End of the Period (Including accumulated undistributed
  net investment income of $(59,494) and $164,030,
  respectively)........................................ $1,379,251,976      $1,359,219,273
                                                        ==============      ==============

                    *Distributions                      Six Months Ended      Year Ended
                       by Class                          June 30, 1998     December 31, 1997
--------------------------------------------------------------------------------------------
Distributions from and in Excess of Net Investment
  Income:
  Class A Shares.......................................   $31,429,587         $64,607,170
  Class B Shares.......................................     1,475,768           2,965,479
  Class C Shares.......................................       117,699             212,418
                                                          -----------         -----------
                                                          $33,023,054         $67,785,067
                                                          ===========         ===========
Distributions from Net Realized Gain:
  Class A Shares.......................................   $ 2,262,624         $10,489,973
  Class B Shares.......................................       128,797             580,452
  Class C Shares.......................................         9,846              41,183
                                                          -----------         -----------
                                                          $ 2,401,267         $11,111,608
                                                          ===========         ===========

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                                     Six Months              Year Ended December 31,
                                        Ended       -----------------------------------------
          Class A Shares            June 30, 1998     1997       1996       1995       1994
---------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the
  Period...........................    $ 19.631      $ 19.238   $ 19.549   $ 17.572   $ 19.857
                                       --------      --------   --------   --------   --------
  Net Investment Income............        .477          .974       .980      1.021      1.051
  Net Realized and Unrealized
    Gain/Loss......................       (.032)         .551      (.304)     1.982     (2.280)
                                       --------      --------   --------   --------   --------
Total from Investment Operations...        .445         1.525       .676      3.003     (1.229)
                                       --------      --------   --------   --------   --------
Less:
  Distributions from and in Excess
    of Net Investment Income.......        .480          .971       .987      1.026      1.056
  Distributions from Net Realized
    Gain...........................        .036          .161        -0-        -0-        -0-
                                       --------      --------   --------   --------   --------
Total Distributions................        .516         1.132       .987      1.026      1.056
                                       --------      --------   --------   --------   --------
Net Asset Value, End of the
  Period...........................    $ 19.560      $ 19.631   $ 19.238   $ 19.549   $ 17.572
                                       ========      ========   ========   ========   ========
Total Return (a)...................       2.30%*        8.19%      3.65%     17.49%     (6.31%)
Net Assets at End of the Period (In
  millions)........................    $1,301.5      $1,283.5   $1,283.7   $1,365.4   $1,110.2
Ratio of Expenses to Average Net
  Assets (b).......................        .89%          .92%       .95%       .88%       .88%
Ratio of Net Investment Income to
  Average
  Net Assets (b)...................       4.91%         5.07%      5.11%      5.44%      5.70%
Portfolio Turnover.................        42%*           82%        92%        70%        48%

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) For the years ended December 31, 1996 and 1995, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

 * Non-Annualized

                                               See Notes to Financial Statements

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                                            Six Months            Year Ended December 31,
                                               Ended       -------------------------------------
              Class B Shares               June 30, 1998    1997      1996      1995      1994
------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the
Period....................................    $19.634      $19.240   $19.549   $17.563   $19.824
                                              -------      -------   -------   -------   -------
  Net Investment Income...................       .403         .826      .832      .890      .899
  Net Realized and Unrealized Gain/Loss...      (.033)        .551     (.304)    1.978    (2.276)
                                              -------      -------   -------   -------   -------
Total from Investment Operations..........       .370        1.377      .528     2.868    (1.377)
                                              -------      -------   -------   -------   -------
Less:
  Distributions from and in Excess of Net
    Investment Income.....................       .406         .822      .837      .882      .884
  Distributions from Net Realized Gain....       .036         .161       -0-       -0-       -0-
                                              -------      -------   -------   -------   -------
Total Distributions.......................       .442         .983      .837      .882      .884
                                              -------      -------   -------   -------   -------
Net Asset Value, End of the Period........    $19.562      $19.634   $19.240   $19.549   $17.563
                                              =======      =======   =======   =======   =======
Total Return (a)..........................      1.92%*       7.36%     2.83%    16.67%    (7.03%)
Net Assets at End of the Period (In
  millions)..............................       $71.4        $70.1     $71.6     $75.3     $30.0
Ratio of Expenses to Average Net Assets
  (b).....................................      1.65%        1.69%     1.74%     1.67%     1.71%
Ratio of Net Investment Income to Average
  Net Assets (b)..........................      4.15%        4.29%     4.38%     4.69%     4.88%
Portfolio Turnover........................        42%*         82%       92%       70%       48%

(a) Total Return is based upon net asset value which does not include payment of the maximum sale charge or contingent deferred sales charge.

(b) For the years ended December 31, 1996 and 1995, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

 * Non-Annualized

                                               See Notes to Financial Statements

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                                            Six Months            Year Ended December 31,
                                               Ended       -------------------------------------
              Class C Shares               June 30, 1998    1997      1996      1995      1994
------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the
Period....................................    $19.630      $19.239   $19.548   $17.568   $19.823
                                              -------      -------   -------   -------   -------
  Net Investment Income...................       .400         .822      .830      .883      .908
  Net Realized and Unrealized Gain/Loss...      (.030)        .552     (.302)    1.979    (2.279)
                                              -------      -------   -------   -------   -------
Total from Investment Operations..........       .370        1.374      .528     2.862    (1.371)
                                              -------      -------   -------   -------   -------
Less:
  Distributions from and in Excess of Net
    Investment Income.....................       .406         .822      .837      .882      .884
  Distributions from Net Realized Gain....       .036         .161       -0-       -0-       -0-
                                              -------      -------   -------   -------   -------
Total Distributions.......................       .442         .983      .837      .882      .884
                                              -------      -------   -------   -------   -------
Net Asset Value, End of the Period........    $19.558      $19.630   $19.239   $19.548   $17.568
                                              =======      =======   =======   =======   =======
Total Return (a)..........................      1.92%*       7.36%     2.83%    16.60%    (6.98%)
Net Assets at End of the Period (In
  millions)...............................       $6.3         $5.6      $4.9      $5.1      $3.5
Ratio of Expenses to Average Net Assets
  (b).....................................      1.64%        1.69%     1.74%     1.67%     1.70%
Ratio of Net Investment Income to Average
  Net Assets (b)..........................      4.15%        4.29%     4.37%     4.68%     4.89%
Portfolio Turnover........................        42%*         82%       92%       70%       48%

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) For the years ended December 31, 1996 and 1995, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

 *  Non-Annualized

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                           June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Insured Tax Free Income Fund, formerly known as Van Kampen American Capital Insured Tax Free Income Fund, (the "Fund") is organized as a series of Van Kampen Tax Free Trust (the "Trust"), a Delaware business trust and is registered as a diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to provide investors with a high level of current income exempt from federal income taxes, with liquidity and safety of principal, primarily through an investment in a diversified portfolio of insured municipal securities. The Fund commenced the distribution of its Class B and Class C shares on May 1, 1993 and August 13, 1993, respectively.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Investments are stated at value using market quotations or, if such valuations are not available, estimates obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

C. INCOME AND EXPENSES--Interest income is recorded on an accrual basis. Bond premium and original issue discount are amortized over the expected life of each applicable security. Expenses of the Fund are allocated on a pro rata basis to each class

                           June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    Net realized gains differ for financial reporting and tax purposes as a result of losses from wash sales and losses recognized for tax purposes on open futures positions at December 31, 1997.

    At June 30, 1998, for federal income tax purposes, cost of long- and short-term investments is $1,286,068,993; the aggregate gross unrealized appreciation is $118,328,151 and the aggregate gross unrealized depreciation is $387,049, resulting in net unrealized appreciation of $117,941,102.

E. DISTRIBUTION OF INCOME AND GAINS--The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

    Due to inherent differences in the recognition of certain expenses under generally accepted accounting principles and federal income tax purposes, the amount of distributed net investment income may differ for a particular period. These differences are temporary in nature, but may result in book basis distribution in excess of net investment income for certain periods.

F. INSURANCE EXPENSES--The Fund typically invests in insured bonds. Any portfolio securities not specifically covered by a primary insurance policy are insured secondarily through the Fund's portfolio insurance policy. Insurance premiums are based on the daily balances of uninsured bonds in the portfolio of investments and are charged to expense on an accrual basis. The insurance policy guarantees the timely payment of principal and interest on the securities in the Fund's portfolio.

                           June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, Van Kampen Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

                                                             % PER
                   AVERAGE NET ASSETS                        ANNUM
---------------------------------------------------------------------
First $500 million......................................   .525 of 1%
Next $500 million.......................................   .500 of 1%
Next $500 million.......................................   .475 of 1%
Over $1.5 billion.......................................   .450 of 1%

    For the six months ended June 30, 1998, the Fund recognized expenses of approximately $20,400 representing legal expenses provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    For the six months ended June 30, 1998, the Fund recognized expenses of approximately $197,300 representing Van Kampen Funds Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting, cash management and legal services to the Fund.

    Van Kampen Investor Services Inc. ("VKIS"), an affiliate of the Adviser, serves as the shareholder servicing agent of the Fund. For the six months ended June 30, 1998, the Fund recognized expenses of approximately $393,800. Beginning in 1998, the transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

                           June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

3. CAPITAL TRANSACTIONS

The Fund has outstanding three classes of shares of beneficial interest, Classes A, B and C, each with a par value of $.01 per share. There are an unlimited number of shares of each class authorized.

    At June 30, 1998, capital aggregated $1,174,015,875, $69,078,569 and
$6,375,923 for Classes A, B and C, respectively. For the six months ended June 30, 1998, transactions were as follows:

                                          SHARES          VALUE
-------------------------------------------------------------------
Sales:
  Class A.............................   16,431,139   $ 320,560,508
  Class B.............................      295,527       5,797,145
  Class C.............................      359,701       7,025,417
                                        -----------   -------------
Total Sales...........................   17,086,367   $ 333,383,070
                                        ===========   =============
Dividend Reinvestment:
  Class A.............................    1,196,517   $  23,392,198
  Class B.............................       44,021         860,524
  Class C.............................        4,329          84,613
                                        -----------   -------------
Total Dividend Reinvestment...........    1,244,867   $  24,337,335
                                        ===========   =============
Repurchases:
  Class A.............................  (16,464,903)  $(322,210,767)
  Class B.............................     (260,846)     (5,102,805)
  Class C.............................     (326,913)     (6,399,009)
                                        -----------   -------------
Total Repurchases.....................  (17,052,662)  $(333,712,581)
                                        ===========   =============

                           June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

    At December 31, 1997, capital aggregated $1,152,273,936, $67,523,705 and
$5,664,902 for Classes A, B and C, respectively. For the year ended December 31, 1997, transactions were as follows:

                                            SHARES          VALUE
---------------------------------------------------------------------
Sales:
Class A.................................   32,247,420   $ 617,534,974
Class B.................................      410,394       7,887,393
Class C.................................      324,754       6,295,091
                                          -----------   -------------
Total Sales.............................   32,982,568   $ 631,717,458
                                          ===========   =============
Dividend Reinvestment:
Class A.................................    2,721,901   $  52,405,367
Class B.................................       99,148       1,908,983
Class C.................................        9,300         178,965
                                          -----------   -------------
Total Dividend Reinvestment.............    2,830,349      54,493,315
                                          ===========   =============
Repurchases:
Class A.................................  (36,316,268)  $(697,389,583)
Class B.................................     (660,311)    (12,665,655)
Class C.................................     (306,866)     (5,946,445)
                                          -----------   -------------
Total Repurchases.......................  (37,283,445)  $(716,001,683)
                                          ===========   =============

    Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). Class B shares will automatically convert to Class A shares after the eighth year following purchase. The CDSC will be imposed on most redemptions made within six years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                                                      CONTINGENT DEFERRED
                                                         SALES CHARGE
                YEAR OF REDEMPTION                  CLASS B         CLASS C
---------------------------------------------------------------------------
First..............................................   4.00%           1.00%
Second.............................................   3.75%            None
Third..............................................   3.50%            None
Fourth.............................................   2.50%            None
Fifth..............................................   1.50%            None
Sixth..............................................   1.00%            None
Seventh and Thereafter.............................    None            None

    For the six months ended June 30, 1998, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A shares of approximately $71,400

                           June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

and CDSC on redeemed shares of approximately $53,600. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $569,910,567 and $591,140,861, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, maturity and duration. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when exercising a call option contract or taking delivery of a security underlying a futures contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the option or futures contract.

    Summarized below are the specific types of derivative financial instruments used by the Fund.

A. FUTURES CONTRACTS--A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in futures on U.S. Treasury Bonds and the Municipal Bond Index and typically closes the contract prior to the delivery date. These contracts are generally used to manage the portfolio's effective maturity and duration.

    Upon entering into futures contracts, the Fund maintains, in a segregated account with its custodian, securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin).

                           June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

    Transactions in futures contracts for the six months ended June 30, 1998, were as follows:

                                                             CONTRACTS
----------------------------------------------------------------------
Outstanding at December 31, 1997............................    300
Futures Opened..............................................  6,952
Futures Closed.............................................. (7,252)
                                                                ---
Outstanding at June 30, 1998................................    -0-
                                                                ===

B. INDEXED SECURITIES--These instruments are identified in the portfolio of investments. The price of these securities may be more volatile than the price of a comparable fixed rate security.

    An Inverse Floating security is one where the coupon is inversely indexed to a short-term floating interest rate multiplied by a specified factor. As the floating rate rises, the coupon is reduced. Conversely, as the floating rate declines, the coupon is increased. These instruments are typically used by the Fund to enhance the yield of the portfolio.

    An Embedded Swap security includes a swap component such that the fixed coupon component of the underlying bond is adjusted by the difference between the securities fixed swap rate and the floating swap index. These instruments are typically used by the Fund to enhance the yield of the portfolio.

6. DISTRIBUTION AND SERVICE PLANS

The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

    Annual fees under the Plans of up to .25% of Class A net assets and 1.00% each of Class B and Class C net assets are accrued daily. Included in these fees for the six months ended June 30, 1998, are payments retained by Van Kampen of approximately $407,800.

                                VAN KAMPEN FUNDS

EQUITY FUNDS
Domestic
   Aggressive Equity
   Aggressive Growth
   American Value
   Comstock
   Emerging Growth
   Enterprise
   Equity Growth
   Equity Income
   Growth
   Growth and Income
   Harbor
   Pace
   Real Estate Securities
   U.S. Real Estate
   Utility
   Value
International/Global
   Asian Growth
   Emerging Markets
   Global Equity
   Global Equity Allocation
   Global Managed Assets
   International Magnum
   Latin American

FIXED-INCOME FUNDS
Income
   Corporate Bond
   Global Fixed Income
   Global Government Securities
   Government Securities
   High Income Corporate Bond
   High Yield
   High Yield & Total Return
   Limited Maturity Government
   Short-Term Global Income
   Strategic Income
   U.S. Government
   U.S. Government Trust for Income
   Worldwide High Income
Tax Exempt Income
   California Insured Tax Free
   Florida Insured Tax Free Income
   High Yield Municipal
   Insured Tax Free Income
   Intermediate Term Municipal Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Tax Free High Income
Capital Preservation and
Senior Loan Fund
   Prime Rate Income Trust
   Reserve
   Senior Floating Rate
   Tax Free Money

   To find out more about any of these funds, ask your financial adviser for a prospectus, which contains more complete information, including sales charges, risks, and expenses. Please read it carefully before you invest or send money.

   To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

   - visit our web site at
     WWW.VAN-KAMPEN.COM -- to view prospectuses, select Investors' Place, then Download a Prospectus

   - call us at 1-800-341-2911 weekdays from 7:00 a.m. to 7:00 p.m. Central time (Telecommunications Device for the Deaf users, call 1-800-421-2833)

   - e-mail us by visiting
     WWW.VAN-KAMPEN.COM and selecting Investors' Place

                   VAN KAMPEN INSURED TAX FREE INCOME FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN
RICHARD M. DEMARTINI*
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
JACK E. NELSON
DON G. POWELL*
PHILLIP B. ROONEY
FERNANDO SISTO
WAYNE W. WHALEN* - Chairman

OFFICERS

DENNIS J. MCDONNELL*
  President

RONALD A. NYBERG*
  Vice President and Secretary

EDWARD C. WOOD, III*
  Vice President and Chief Financial Officer

CURTIS W. MORELL*
  Vice President and Chief Accounting Officer

JOHN L. SULLIVAN*
  Treasurer

TANYA M. LODEN*
  Controller

PETER W. HEGEL*

PAUL R. WOLKENBERG*
  Vice Presidents


INVESTMENT ADVISER

VAN KAMPEN
INVESTMENT ADVISORY CORP.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR
SERVICES INC.
P.O. Box 418256
Kansas City, Missouri 64141-9256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

KPMG PEAT MARWICK LLP
Peat Marwick Plaza
303 East Wacker Drive
Chicago, Illinois 60601

* "Interested" persons of the Fund, as defined in the Investment Company Act of 1940.

(C) Van Kampen Funds Inc., 1998 All rights reserved.

(SM) denotes a service mark of Van Kampen Funds Inc.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data. After December 31, 1998, the report, if used with prospective investors, must be accompanied by a quarterly performance update.

                    VAN KAMPEN INSURED TAX FREE INCOME FUND

THIS PAGE INTENTIONALLY LEFT BLANK

                    TABLE OF CONTENTS

Letter to Shareholders...........................  1
Performance Results..............................  3
Glossary of Terms................................  4
Portfolio Management Review......................  6
Portfolio Highlights.............................  9
Portfolio of Investments......................... 10
Statement of Assets and Liabilities.............. 24
Statement of Operations.......................... 25
Statement of Changes in Net Assets............... 26
Financial Highlights............................. 27
Notes to Financial Statements.................... 30

TFHI SAR 8/98

                             LETTER TO SHAREHOLDERS

July 15, 1998

Dear Shareholder,
    As you may know, Van Kampen
American Capital is consolidating all
of the retail mutual funds that we
distribute under the single name of                   [PHOTO]
Van Kampen Funds. This move
accompanies the change in our legal
name to Van Kampen Funds Inc.
    You can be assured that the         DENNIS J. MCDONNELL AND DON G. POWELL
change in your fund's name will not
affect its management or daily
operations. You will begin seeing the
application of this change with this report. In addition, as of August 31, your fund will be listed in the daily newspapers by share class under the heading "Van Kampen Funds." For your convenience, we have enclosed a separate brochure that covers additional details related to these changes.

ECONOMIC REVIEW
    The U.S. economy continued to expand at a robust pace despite a deepening recession in Asia. The nation's inflation-adjusted output of goods and services ran at 5.4 percent during the first quarter, an annualized rate considered by many economists to be virtually unsustainable without leading to inflation. As the reporting period ended, however, there were indications that the Asian financial crisis was finally having a moderating impact on the economy. Also, the Conference Board's index of leading indicators has forecasted a slowdown in economic growth for later this year.
    Despite the generally solid pace of economic activity, inflation remained benign. Consumer prices rose by 1.7 percent during the 12 months through June, while producer prices actually declined during the same period. Falling commodity prices and the impact of the strong dollar helped to offset the inflationary implications of a tight labor market and strong consumer spending.
    While the Federal Reserve kept short-term interest rates steady at 5.5 percent during the reporting period, minutes from the central bank's May policy meeting indicated growing sentiment for tightening monetary policy if the drag from Asia does not slow the American economy on its own.

MARKET REVIEW
    Tax-exempt bonds benefited from the growing perception that the domestic economy was slowing as a result of the turmoil in Asia. Interest rates fell during the last six months of 1997 as the crisis in the Far East lowered inflationary expectations in the United States. Bond yields then rose slightly during the spring amid signs that some Asian economies

                                                           Continued on page two
were beginning to recover. When weakness in the Japanese yen undercut that recovery, long-term interest rates resumed their decline.
    The year-to-date supply of new tax-exempt issues is at record levels, almost 51 percent greater than that of the same period in 1997. Despite low absolute yields, these securities saw their demand keep pace with supply, as the ratio of tax-exempt yields to Treasuries remained extremely attractive. At the end of the reporting period, the Bond Buyer 40 Revenue Index--a widely used benchmark that consists of 40 actively traded, long-term investment grade securities--yielded
5.22 percent, while long-term Treasuries yielded 5.62 percent. This represents a taxable equivalent yield of 7.57 percent and 8.16 percent, respectively, for individuals in the 31 percent and 36 percent income tax brackets.

OUTLOOK
    We believe economic growth is likely to moderate in coming months as the impact of the Asian crisis becomes more evident. A return to the "Goldilocks" economy--not too hot, not too cold--should allow long-term interest rates to fall modestly from current levels. If fallout from Asia does not slow economic activity enough to counteract the inflationary pressures building in the economy, the Federal Reserve could raise short-term interest rates by the end of the year.
    Additional details about your fund, including a question-and-answer section with your portfolio management team, are provided in this report. As always, we are pleased to have the opportunity to serve you and your family through our diverse menu of quality investments.

Sincerely,

[SIG]
Don G. Powell

Chairman
Van Kampen Investment
Advisory Corp.

[SIG]
Dennis J. McDonnell

President
Van Kampen Investment
Advisory Corp.

           PERFORMANCE RESULTS FOR THE SIX MONTHS ENDED JUNE 30, 1998

                      VAN KAMPEN TAX FREE HIGH INCOME FUND

                                           A SHARES   B SHARES   C SHARES
 TOTAL RETURNS
Six-month total return based on NAV(1)...    2.88%      2.50%       2.43%
Six-month total return(2)................   (2.01%)    (1.50%)      1.43%
One-year total return(2).................    3.55%      3.90%       6.83%
Five-year average annual total
  return(2)..............................    5.69%      5.63%         N/A
Ten-year average annual total
  return(2)..............................    6.26%        N/A         N/A
Life-of-Fund average annual total
  return(2)..............................    7.58%      6.06%       5.63%
Commencement date........................  06/28/85   05/01/93   08/13/93

 DISTRIBUTION RATES

Distribution rate(3).....................    5.31%      4.85%       4.86%
Taxable equivalent distribution
  rate(4)................................    8.30%      7.58%       7.59%
SEC Yield(5).............................    4.99%      4.54%       4.58%

N/A = Not Applicable

(1) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (4.75% for A shares) or contingent deferred sales charge for early withdrawal (4% for B shares and 1% for C shares).

(2) Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (A shares) or contingent deferred sales charge for early withdrawal (B and C shares).

(3) Distribution rate represents the monthly annualized distributions of the Fund at the end of the period and not the earnings of the Fund.

(4) Taxable equivalent calculations reflect a federal income tax rate of 36%.

(5) SEC Yield is a standardized calculation prescribed by the Securities and Exchange Commission for determining the amount of net income a portfolio should theoretically generate for the 30-day period ending June 30, 1998.

A portion of the interest income may be subject to the federal alternative minimum tax (AMT).

See the Fund Performance section of the current prospectus. Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions. Fund shares, when redeemed, may be worth more or less than their original cost.

An investment in medium- and lower-grade securities involves the risk of potentially greater sensitivity to an economic downturn which would affect the issuer's ability to make timely payment of principal and interest.

Market forecasts provided in this report may not necessarily come to pass.

                               GLOSSARY OF TERMS

BASIS POINT: A measure used in quoting bond yields. One hundred basis points is equal to 1 percent. For example, if a bond's yield changes from 7.00 to 6.65 percent, it is a 35 basis-point move.

CALL FEATURE: Allows the issuer to buy back a bond on specific call dates before maturity. Call dates and prices are set when the bond is issued. To compensate the bondholder for loss of income and ownership, the initial call price is usually higher than the face value of the bond. Bonds are usually called when interest rates drop so significantly that the issuer can save money by issuing new bonds at lower rates.

A callable bond is "priced to the call" when it is selling at a premium, because it is assumed that the issuer will redeem the bond at its call date, rather than at maturity.

CLASS A SHARES: When Class A shares of a fund are purchased, the share price includes the net asset value plus a one-time sales charge (or "load"). There is no redemption fee (Contingent Deferred Sales Charge).

COUPON RATE: The stated rate of interest the bond pays until maturity, expressed as a percentage of the face value.

CREDIT SPREAD: Also called quality spread, the difference in yield between higher-quality issues (such as Treasury securities) and lower-quality issues. Normally, lower-quality issues provide higher yields to compensate investors for the additional credit risk.

DURATION: A measure of the sensitivity of a bond's price to changes in interest rates, expressed in years. Each year of duration represents an expected 1 percent change in the price of a bond for every 1 percent change in interest rates. The longer a fund's duration, the greater the effect of interest rate movements on net asset value. Typically, funds with shorter durations have performed better in rising rate environments, while funds with longer durations have performed better when rates decline.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve System, which is the central bank system of the United States. Its policy-making committee, called the Federal Open Market Committee, meets eight times a year to establish monetary policy and monitor the economic pulse of the U.S.

GENERAL OBLIGATION BONDS: Bonds backed by the full faith and credit (taxing authority) of the issuer for timely payment of interest and principal. These bonds are issued to finance essential government projects, such as highways and schools.

INFLATION: An economic state in which the money supply and business activity dramatically increase, accompanied by sharply rising prices. Inflation is widely measured by the Consumer Price Index, an economic indicator that measures the change in the cost of purchased goods and services.

MUNICIPAL BOND: A debt security issued by a state, municipality, or other government entity to finance capital expenditures such as the construction of highways, public works, or school buildings. Interest on municipal bonds is exempt from federal taxation and, potentially, from state and local taxation.

NET ASSET VALUE (NAV): The value of a mutual fund share, calculated by deducting a fund's liabilities from its total assets and dividing this amount by the number of shares outstanding. The NAV does not include any initial or contingent deferred sales charge.

PREREFUNDING: A process whereby new bonds are issued to refinance an outstanding bond issue. This typically occurs when interest rates decline and an issuer replaces its higher-yielding bonds with current lower-yielding issues.

YIELD CURVE: A result of viewing the yields of U.S. Treasury securities maturing in 1, 5, 10, and 30 years. When grouped together and graphed, a pattern of increasing yield is often reflected as the time to maturity extends. This pattern creates an upward sloping "curve." A "flat" yield curve represents little difference between short- and long-term interest rates.

                          PORTFOLIO MANAGEMENT REVIEW

                      VAN KAMPEN TAX FREE HIGH INCOME FUND

We recently spoke with the management team of the Van Kampen Tax Free High Income Fund about the key events and economic forces that shaped the markets during the first half of the Fund's fiscal year. The team includes David C. Johnson, portfolio manager, and Peter W. Hegel, chief investment officer for fixed-income investments. The following excerpts reflect their views on the Fund's performance during the six-month period ended June 30, 1998.

Q HOW WOULD YOU DESCRIBE THE PREVAILING MARKET CONDITIONS DURING THE PAST SIX MONTHS?

A The markets have been in a fairly modest trading range, which is what you might expect in the persistently benign market environment of low interest rates, low inflation, and moderate economic growth we've seen so far this year. The Federal Reserve Board has held short-term interest rates steady, so any market movement we've seen has been a function of investors trying to anticipate how the Fed might react to economic conditions as they change over time.
      Because of supply-and-demand fundamentals and the impact of the Asian financial crisis, municipal bonds did not perform as well as Treasuries. As the U.S. dollar has risen in value relative to Asian currencies, the demand for U.S. Treasury securities has increased. At the same time, the federal budget surplus has reduced the government's need to issue new debt (such as Treasury bonds). As a result, fewer bonds are available to meet this increased demand. Consequently, as bond prices were driven up, the yield on the 30-year Treasury declined during the period--from 5.92 percent on December 31, 1997, to 5.62 percent on June 30, 1998--after reaching an all-time low of 5.57 percent.
      The fundamental factors at work in the municipal market have created the opposite situation: historically low interest rates have fueled refundings as well as new borrowings, resulting in a 51 percent increase in the supply of new bond issues compared to the same period last year. Although these lower interest rates were not quite as attractive to investors seeking yield, investor demand did keep pace with supply. Because the yields available on municipal securities were nearly as high as Treasury yields, the market attracted a high level of activity among casualty insurance companies and banks, as well as "crossover" buyers (institutions that typically purchase taxable securities). At the end of the reporting period, the Bond Buyer 40 Index (an index of 40 actively traded, long-term investment grade securities) had a yield of 5.22 percent, or 93 percent of the yield available from long-term Treasuries.
      The difference between the yields on securities of varying credit quality has been very narrow. An example of this "yield spread" is the municipal bond issue brought to market by Long Island Power Authority (LIPA) in May to finance its takeover of the Long Island Lighting Company. This $3.4 billion issue--the largest municipal bond issue in history--was split among two credit ratings: a portion of the issue was insured and had a AAA rating, while the remaining uninsured portion came to market with LIPA's BBB rating. The yield spread between the insured, AAA-rated portion and the BBB-rated securities was only 17 basis points (0.17 percentage points).

Q     HOW HAS THE PORTFOLIO CHANGED OVER THE LAST SIX MONTHS?

A The Fund gained approximately $66 million in new assets during the first half of the year, attracting fixed-income investors who seek a somewhat higher yield than that available on higher-rated municipal issues.
      There were no significant changes in our allocations to the various market sectors or in the overall quality profile of the portfolio. We continued to pursue a portfolio structure that concentrates assets at the high end and the low end of the quality spectrum. As of June 30, 1998, 26 percent of long-term investments were invested in securities rated AAA, and 16 percent were in BBB-rated issues (41 percent were non-rated).
      At the end of the reporting period, the market sectors that made up the largest share of the portfolio were industrial revenue, health care, multi-family housing, other care, and general purpose issues. Our largest holdings included bonds issued by Chicago's O'Hare Airport and Denver International Airport, as well as Dade County, Florida, New York City, Atlanta, and New York State.
      Our strategy of broad diversification is designed to help buffer the impact of credit quality problems that might arise from time to time. In the past quarter, the Fund has diversified significantly, and now holds more than 400 individual bond issues--up from roughly 300 issues as of March 31. For additional Fund portfolio highlights, please refer to page nine.

Q     HAS THIS IMPROVED THE FUND'S PERFORMANCE?

A We believe it helped to stabilize the Fund to a certain degree. Thus far in 1998, its total return performance places it in the middle of the pack relative to its Lipper peer group. As of June 30, year-to-date total return was 2.88 percent(1) (Class A shares at net asset value). By comparison, the Lehman Brothers Municipal Bond Index produced a total return of 2.69 percent for the same period. This index is a broad-based statistical composite of municipal bonds and does not reflect any commissions that would be paid by an investor purchasing the securities it represents.
      In March, the Fund's dividend was reduced to $0.069 per Class A share, down from $0.073 per share. At the end of the reporting period, the Fund's distribution rate stood at 5.31 percent(3), which translates into a taxable-equivalent return of 8.30 percent(4) for an investor in the 36 percent federal income tax bracket. Please refer to the chart on page three for additional Fund performance results.

Q     WHAT DO YOU SEE ON THE HORIZON FOR THE MARKETS AND THE FUND?

A We expect the low interest-rate environment to continue in the near term, but we are not overly bullish on the market as a whole. While low inflation and controlled economic growth have been the norm, the Fed will continue to weigh the impact of raising interest rates in the second half of the year if the economy gains steam and threatens to drive inflation higher.
      The municipal market is likely to bounce around within its recent trading range in the weeks ahead, unless the taxable market makes a significant move. The supply of bond issues looks like it will remain strong, possibly setting an annual record for the industry. Currently, it's on pace to break the volume record of almost $300 billion set in 1993. A drop in rates of 25 basis points (0.25 percentage points) could spark further refunding of outstanding bond issues and bring new bond issues into the marketplace ahead of their original schedule.
      The U.S. dollar looks like it will remain strong relative to other currencies, making our bond market more appealing to foreign investors. Already, the U.S. market has higher interest rates than any other country among the world's seven largest industrial nations (the "G-7" countries). Combine these factors with our declining federal budget deficit, which shrinks the supply of government debt, and it's likely that demand will keep pace with the supply of municipal bonds and lend support to bond prices.
      Because of the low interest-rate environment, we would expect to have a number of securities pre-refunded (that is, scheduled for early repayment) during the months ahead. Pre-refunding can benefit us in the near term, as it usually improves the evaluation of the security and lets us know when that security will be removed from the portfolio. Going forward, our focus will be on refining the portfolio's composition in terms of maturity and call dates, as well as managing the Fund's sensitivity to potential interest rate changes.

[SIG]
Peter W. Hegel

Chief Investment Officer
Fixed Income Investments

[SIG]
David C. Johnson

Portfolio Manager

                                              Please see footnotes on page three

                              PORTFOLIO HIGHLIGHTS

                      VAN KAMPEN TAX FREE HIGH INCOME FUND

 TOP TEN STATES AS OF JUNE 30, 1998

                          PERCENTAGE OF FUND'S
                          LONG-TERM INVESTMENTS
Florida .................          9.6%
New York ................          9.5%
Illinois ................          9.3%
Texas ...................          7.6%
Pennsylvania ............          7.3%
Colorado ................          6.7%
California ..............          6.0%
Tennessee ...............          4.8%
Michigan ................          4.2%
Massachusetts ...........          3.0%

 CREDIT QUALITY AS A PERCENTAGE OF LONG-TERM INVESTMENTS

AS OF JUNE 30, 1998                                        AS OF DECEMBER 31, 1997
AAA..............   25.6%                                  AAA..............   28.9%
AA...............    8.3%                                  AA...............    3.8%
A................    7.3%             [PIE CHART]          A................    2.9%           [PIE CHART]
BBB..............   15.8%                                  BBB..............   21.3%
BB...............    2.1%                                  BB...............    2.6%
Non-Rated........   40.9%                                  Non-Rated........   40.5%

Based upon the highest credit quality ratings as determined by Standard & Poor's or Moody's.

 TOP FIVE PORTFOLIO SECTORS AS A PERCENTAGE OF LONG-TERM INVESTMENTS

    AS OF JUNE 30, 1998                                       AS OF DECEMBER 31, 1997
Industrial Revenue ........  17.4%                          Industrial Revenue ........  17.5%
Health Care ...............  15.6%                          Health Care ...............  16.5%
Multi-Family Housing ......   9.8%                          Other Care ................   9.5%
Other Care ................   9.6%                          Multi-Family Housing ......   9.0%
General Purpose ...........   8.2%                          General Purpose ...........   7.5%

 DURATION

             AS OF JUNE 30, 1998           AS OF DECEMBER 31, 1997
Duration         7.80 years                      7.47 years

                            PORTFOLIO OF INVESTMENTS

                           June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                      Description                    Coupon   Maturity   Market Value
--------------------------------------------------------------------------------------------
          MUNICIPAL BONDS  98.1%
          ALABAMA  0.7%
$   250   Mobile, AL Indl Dev Brd Solid Waste Disp Rev
          Mobile Energy Svcs Co Proj Rfdg................   6.950%  01/01/20  $      125,000
  2,150   Valley, AL Spl Care Fac Fin Auth Rev Lanier Mem
          Hosp Ser A.....................................   5.650   11/01/22       2,155,160
  1,395   Valley, AL Spl Care Fac Fin Auth Rev Lanier Mem
          Hosp Ser A.....................................   5.600   11/01/16       1,399,534
  1,000   West Jefferson Cnty, AL Amusement & Pub Park
          Auth...........................................   7.500   12/01/08       1,067,190
  3,000   West Jefferson Cnty, AL Amusement & Pub Park
          Auth...........................................   8.000   12/01/26       3,215,130
                                                                              --------------
                                                                                   7,962,014
                                                                              --------------
          ALASKA  1.1%
  2,250   Seward, AK Rev AK Sealife Cent Proj............   7.650   10/01/16       2,420,190
  8,750   Valdez, AK Marine Term Rev Pipelines Inc Proj
          Ser C Rfdg.....................................   5.650   12/01/28       8,954,312
                                                                              --------------
                                                                                  11,374,502
                                                                              --------------
          ARIZONA  1.8%
  6,250   Chandler, AZ Indl Dev Auth Rev Chandler Finl
          Cent Proj Ser 1986 (c) (g).....................   9.875   12/01/16       5,312,341
  4,000   Maricopa Cnty, AZ Indl Dev Auth Multi-Family
          Hsg Rev........................................   6.625   07/01/33       3,991,880
  2,605   Maricopa Cnty, AZ Indl Dev Auth Sr Living Fac
          Rev............................................   7.750   04/01/15       2,804,595
  2,700   Maricopa Cnty, AZ Uni Sch Dist No 41 Gilbert
          Rfdg (FGIC Insd)...............................  *.....   01/01/08       1,746,063
  2,160   Pima Cnty, AZ Indl Dev Auth Multi-Family Rev...   6.625   10/01/28       2,168,705
    825   Pinal Cnty, AZ Sch Dist No 8 Mammoth Ser A.....  11.000   07/01/00         884,837
  2,000   Red Hawk Canyon Cmnty Facs Dist No 2 AZ Dist
          Assmt Rev......................................   6.500   12/01/12       1,984,180
                                                                              --------------
                                                                                  18,892,601
                                                                              --------------
          CALIFORNIA  5.9%
 12,800   Anaheim, CA Pub Fing Auth Lease Cap Apprec Sub
          Pub Impts Proj Ser C (FSA Insd)................       *   09/01/29       2,533,504
  9,590   Anaheim, CA Pub Fing Auth Lease Cap Apprec Sub
          Pub Impts Proj Ser C (FSA Insd)................       *   09/01/30       1,802,057
 16,080   Anaheim, CA Pub Fing Auth Lease Cap Apprec Sub
          Pub Impts Proj Ser C (FSA Insd)................       *   03/01/37       2,155,363
  1,310   California Edl Fac Auth Rev Univ of La Verne...   6.375   04/01/13       1,395,333
  1,000   Capistrano, CA Uni Sch Dist Cmnty Fac Dist Spl
          Tax............................................   7.100   09/01/21       1,105,060
  1,500   Colton, CA Pub Fin Auth Rev Elec Sys Impts
          (Prerefunded @ 10/01/03).......................   7.500   10/01/20       1,741,920
  5,000   Contra Costa, CA Home Mtg Fin Auth Home Mtg Rev
          (MBIA Insd)....................................       *   09/01/17       1,922,050
  2,500   Corona, CA Ctfs Partn Vista Hosp Sys Inc Ser
          C..............................................   8.375   07/01/11       2,826,350
  2,000   Culver City, CA Redev Fin Auth Rev Tax Alloc
          Rfdg (AMBAC Insd)..............................   5.500   11/01/14       2,154,780
  3,465   Escondido, CA Jt Pwrs Fin Auth Lease Rev CA
          Cent for the Arts (AMBAC Insd).................       *   09/01/15       1,271,967

                                               See Notes to Financial Statements

                           June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                      Description                    Coupon   Maturity   Market Value
--------------------------------------------------------------------------------------------
          CALIFORNIA (CONTINUED)
$ 3,480   Escondido, CA Jt Pwrs Fin Auth Lease Rev CA
          Cent for the Arts (AMBAC Insd).................       *   09/01/18  $    1,038,223
  1,000   Indio, CA Pub Fin Auth Rev Tax Increment.......   6.500%  08/15/27       1,037,140
  1,450   Irwindale, CA Pub Fin Auth Spl Cmnty Facs Dist
          No 1 Rfdg......................................   6.000   11/01/20       1,465,617
  2,000   Lake Elsinore, CA Pub Fin Auth Local Agy Rev...   7.100   09/01/20       2,157,600
  1,500   Millbrae, CA Residential Fac Rev Magnolia of
          Millbrae Proj Ser A............................   7.375   09/01/27       1,559,070
  2,495   Palm Desert, CA Fin Auth Tax Alloc Rev (MBIA
          Insd)..........................................   5.150   04/01/11       2,569,825
  6,350   Riverside Cnty, CA Air Force Vlg West Inc Ser A
          Rfdg...........................................   8.125   06/15/20       6,958,266
  7,500   Riverside Cnty, CA Asset Leasing Corp Leasehold
          Rev (MBIA Insd)................................       *   06/01/22       2,179,950
  8,255   Riverside Cnty, CA Asset Leasing Corp Leasehold
          Rev (MBIA Insd)................................       *   06/01/26       1,934,559
  2,000   San Diego Cnty, CA Ctfs Partn (AMBAC Insd).....   5.500   08/15/10       2,150,140
  1,900   San Diego Cnty, CA Ctfs Partn (AMBAC Insd).....   5.500   08/15/11       2,031,518
  7,625   San Francisco, CA City & Cnty Redev Agy Lease
          Rev Gains (Crossover Rfdg @ 07/01/04) (h)...... 0/8.500   07/01/14       6,781,523
  3,300   San Francisco, CA City & Cnty Redev Fin Auth
          Tax Alloc Rev..................................   5.250   08/01/21       3,308,547
  1,000   San Luis Obispo, CA Ctfs Partn Vista Hosp Sys
          Inc............................................   8.375   07/01/29       1,112,120
  3,000   Santa Ana, CA Cmnty Redev Agy Tax Alloc Ser B
          Rfdg...........................................   7.500   09/01/16       3,126,000
  3,000   Westminster, CA Redev Agy Tax Alloc Rev
          Commercial Redev Proj No 1 (Prerefunded @
          08/01/02)......................................   6.200   08/01/23       3,298,050
                                                                              --------------
                                                                                  61,616,532
                                                                              --------------
          COLORADO  6.6%
 11,920   Arapahoe Cnty, CO Cap Impt Trust Fund Hwy
          (Prerefunded @ 08/31/05).......................       *   08/31/10       6,204,122
 19,000   Arapahoe Cnty, CO Cap Impt Trust Fund Hwy Rev
          E-470 Proj Ser C (Prerefunded @ 08/31/05)......       *   08/31/26       2,887,620
     66   Arapahoe Cnty, CO Centennial Downs Metro Dist
          Cash Payment Deficiency Bond (g)...............   8.090   12/01/34          63,044
    378   Arapahoe Cnty, CO Centennial Downs Metro Dist
          Int Ctf (e)(g).................................   6.000   12/01/34         358,843
    650   Arapahoe Cnty, CO Centennial Downs Metro Dist
          Ltd Tax Bond Ser 1993 Rfdg (g).................   8.090   12/01/34         617,869
  1,000   Bowles Metro Dist CO...........................   7.750   12/01/15       1,062,350
  2,000   Colorado Hlth Fac Auth Rev Baptist Home Assn
          Ser A..........................................   6.375   08/15/24       2,104,040
  1,590   Colorado Hlth Fac Auth Rev Christian Living
          Campus Proj....................................   6.850   01/01/15       1,683,158
  1,060   Colorado Hlth Fac Auth Rev Christian Living
          Campus Proj....................................   7.050   01/01/19       1,143,369
  6,200   Colorado Hlth Fac Auth Rev Christian Living
          Campus Proj....................................   9.000   01/01/25       7,325,362

                                               See Notes to Financial Statements

                           June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                      Description                    Coupon   Maturity   Market Value
--------------------------------------------------------------------------------------------
          COLORADO (CONTINUED)
$ 6,310   Colorado Hlth Fac Auth Rev Christian Living
          Campus Proj (Prerefunded @ 01/01/99) (b).......  10.500%  01/01/19  $    6,710,559
    425   Colorado Hsg Fin Auth Single Family Residential
          Rev Ser C Rfdg.................................   8.750   09/01/17         434,286
  1,000   Denver, CO City & Cnty Arpt Rev Ser A..........   6.900   11/15/98       1,011,850
  1,175   Denver, CO City & Cnty Arpt Rev Ser A..........   8.400   11/15/98       1,195,351
  2,205   Denver, CO City & Cnty Arpt Rev Ser A..........   8.875   11/15/12       2,531,583
    865   Denver, CO City & Cnty Arpt Rev Ser A
          (Prerefunded @ 11/15/00).......................   8.500   11/15/23         969,094
    795   Denver, CO City & Cnty Arpt Rev Ser A
          (Prerefunded @ 11/15/01).......................   8.875   11/15/12         928,560
  2,500   Denver, CO City & Cnty Arpt Rev Ser D..........   7.750   11/15/13       3,139,875
    795   East River Regl Santn Dist CO Var Rfdg (Var
          Rate Cpn) (g)..................................   5.000   12/01/08         568,544
  5,715   Greeley, CO Multi-Family Rev Hsg Mtg Creek
          Stone (FHA Guaranteed).........................   6.050   07/01/37       5,875,991
  2,816   Gunnison Cnty, CO Indl Rev Bond Crested Butte
          Mtn Resort Inc.................................   9.250   10/01/07       2,898,790
  4,163   Himalaya Wtr & Santn Dist Adams Cnty, CO Genl
          Oblig Ltd Tax Bond Ser 1995 (d)(g).............   9.500   12/01/24       2,778,692
  2,130   Lafayette, CO Indl Dev Rev Rocky Medium Term Nt
          Instr Proj A...................................   7.000   10/01/18       2,137,668
  2,000   Northern Metro Dist CO Adams Cnty Rfdg.........   6.500   12/01/16       2,116,460
  4,605   Skyland Metro Dist CO Gunnison Cnty Rfdg (Var
          Rate Cpn) (g)..................................   4.000   12/01/97       3,295,052
 13,868   Tower Metro Dist Adams Cnty, CO Genl Oblig Ltd
          Tax Bond Ser 1995 (d)(g).......................   9.500   12/01/24       9,256,927
                                                                              --------------
                                                                                  69,299,059
                                                                              --------------
          CONNECTICUT  2.2%
  3,740   Connecticut St Hlth & Edl Fac Auth Rev Nursing
          Home Pgm AHF/Windsor Proj (b)..................   7.125   11/01/24       4,301,898
  3,000   Mashantucket Western Pequot Tribe CT Spl Rev
          Ser A, 144A (Prerefunded @ 09/01/07) (f).......   6.400   09/01/11       3,455,100
 12,000   Mashantucket Western Pequot Tribe CT Spl Rev
          Ser B, 144A (f)................................   5.750   09/01/27      12,211,800
  3,000   Mashantucket Western Pequot Tribe CT Spl Rev
          Ser B, 144A (f)................................   6.400   09/01/11       3,295,290
                                                                              --------------
                                                                                  23,264,088
                                                                              --------------
          DISTRICT OF COLUMBIA  0.4%
  2,000   District of Columbia Ser E (FSA Insd)..........   6.000   06/01/11       2,172,380
  1,615   District of Columbia A-1 Rfdg (MBIA Insd)......   6.500   06/01/10       1,864,308
     85   District of Columbia Prerefunded A-1 Rfdg......   6.500   06/01/10          99,815
                                                                              --------------
                                                                                   4,136,503
                                                                              --------------
          FLORIDA  9.5%
  2,700   Brevard Cnty, FL Sch Brd Ctfs Ser A (AMBAC
          Insd)..........................................   5.100   07/01/07       2,850,552
 28,000   Dade Cnty, FL Gtd Entitlement Rev Cap Apprec
          Ser A Rfdg (MBIA Insd).........................       *   02/01/18       9,411,920
  4,780   Escambia Cnty, FL Rev ICF/MR Pensacola Care Dev
          Cent (g).......................................  10.250   07/01/11       4,541,000

                                               See Notes to Financial Statements

                           June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                      Description                    Coupon   Maturity   Market Value
--------------------------------------------------------------------------------------------
          FLORIDA (CONTINUED)
$ 2,010   Escambia Cnty, FL Rev ICF/MR Pensacola Care Dev
          Cent Ser A (g).................................  10.250%  07/01/11  $    1,909,500
  1,135   Fishhawk Cmnty, FL Dev Dist Spl Assmt Rev......   7.625   05/01/18       1,224,007
  3,000   Florida Hsg Fin Corp Rev Hsg Beacon Hill Apts
          Ser C..........................................   6.610   07/01/38       3,007,380
  4,000   Florida Hsg Fin Corp Rev Hsg Westchase Apts
          B..............................................   6.610   07/01/38       4,009,840
  7,315   Florida St Muni Pwr Agy Rev (AMBAC Insd).......   4.500   10/01/27       6,594,765
  1,000   Heritage Harbor Cmnty Dev Dist Spl Assmt Ser
          A..............................................   6.700   05/01/19       1,000,230
  1,300   Heritage Harbor Cmnty Dev Dist FL Rev Rectl....   7.750   05/01/19       1,297,127
  5,000   Hillsborough Cnty, FL Edl Fac Univ Tampa Proj
          Rfdg...........................................   5.750   04/01/18       5,087,600
    980   Lake Saint Charles, FL Cmnty Dev Dist Spl Assmt
          Rev............................................   7.875   05/01/17       1,049,384
  3,000   Leon Cnty, FL Edl Facs Auth Rev Southgate
          Residence Hall Ser A Rfdg......................   6.750   09/01/28       3,027,360
  5,500   Miramar, FL Wastewater Impt Assmt Rev (FGIC
          Insd)..........................................   6.750   10/01/25       6,218,740
  3,760   Monroe Cnty, FL Indl Dev Auth First Mtg Med Fac
          Rev Kennedy Dr Invt Ltd Proj Rfdg (g)..........  11.000   11/01/12       3,758,834
  1,250   North Springs, FL Impt Dist Spl Assmt Rev......   6.250   05/01/05       1,275,538
  2,640   Northern Palm Beach Cnty Impt Dist FL Wtr Ctl &
          Impt Unit Dev 5A Rfdg..........................   6.000   08/01/10       2,661,278
  1,500   Orange Cnty, FL Hlth Fac Auth Rev First Mtg
          Orlando Lutheran Tower.........................   8.750   07/01/26       1,778,700
  1,300   Orange Cnty, FL Hlth Fac Auth Rev First Mtg
          Orlando Lutheran Twr Rfdg......................   8.625   07/01/20       1,534,104
  2,395   Pinellas Cnty, FL Edl Fac Auth Rev College
          Harbor Proj Ser A..............................   8.250   12/01/21       2,638,260
  6,000   Sarasota Cnty, FL Hlth Fac Auth Hlth Fac
          Sunnyside Prty.................................   6.700   07/01/25       6,335,580
  5,175   Seminole Cnty, FL Sch Brd Ctfs Partn Ser A
          (MBIA Insd)....................................   4.875   07/01/15       5,104,413
 16,065   Sun N Lake of Sebring, FL Impt Dist Spl Assmt
          Ser A (d)(g)...................................  10.000   12/15/11       8,032,500
 10,000   Sunrise, FL Utility Sys Rev Rfdg (AMBAC
          Insd)..........................................   5.000   10/01/28       9,983,700
    880   Tampa Palms, FL Open Space & Transn Cmnty Dev
          Dist Rev Cap Impt Area 7 Proj..................   8.500   05/01/17         973,315
  1,870   Volusia Cnty, FL Indl Dev Auth Bishops Glen
          Proj Rfdg......................................   7.500   11/01/16       2,074,522
  2,000   Volusia Cnty, FL Indl Dev Auth Bishops Glen
          Proj Rfdg......................................   7.625   11/01/26       2,227,960
                                                                              --------------
                                                                                  99,608,109
                                                                              --------------
          GEORGIA  2.3%
 19,000   Class A Ctfs relating to Atlanta, GA Urban
          Residential Fin Auth Multi-Family Hsg
          Renaissance on Peachtree Apts Proj Ser 85
          (g)............................................   8.500   04/01/26      20,009,660
  4,000   Fulton Cnty, GA Hsg Auth Multi-Family Hsg
          Rev............................................   6.500   02/01/28       4,009,400
                                                                              --------------
                                                                                  24,019,060
                                                                              --------------
          IDAHO  1.4%
  8,000   Idaho Hlth Fac Auth Rev IHC Hosp Inc Rfdg
          (Inverse Fltg).................................   8.700   02/15/21       9,724,080

                                               See Notes to Financial Statements

                           June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                      Description                    Coupon   Maturity   Market Value
--------------------------------------------------------------------------------------------
          IDAHO (CONTINUED)
$ 4,300   Owyhee Cnty, ID Indl Dev Corp Indl Dev Rev
          Envirosafe Services of ID Inc..................   8.250%  11/01/02  $    4,558,215
                                                                              --------------
                                                                                  14,282,295
                                                                              --------------
          ILLINOIS  9.1%
  1,850   Bridgeview, IL Tax Increment Rev Rfdg..........   9.000   01/01/11       2,154,232
  3,375   Chicago, IL O'Hare Intl Arpt Spl Fac Rev.......   6.450   05/01/18       3,574,530
  3,000   Chicago, IL O'Hare Intl Arpt Spl Fac Rev
          American Airls Inc Proj Ser A..................   7.875   11/01/25       3,262,650
 23,470   Chicago, IL O'Hare Intl Arpt Spl Fac Rev United
          Airls Inc Proj Ser 84A.........................   8.850   05/01/18      25,828,031
  2,625   Chicago, IL O'Hare Intl Arpt Spl Fac Rev United
          Airls Inc Ser B................................   8.950   05/01/18       2,938,530
  3,875   Chicago, IL Rev Chatham Ridge Tax Increment....  10.250   01/01/07       4,039,765
  1,000   Chicago, IL Tax Increment......................   7.250   01/01/14       1,083,730
    300   Crestwood, IL Tax Increment Rev Bank Qualified
          Rfdg...........................................   6.000   12/01/99         305,076
  1,015   Du Page Cnty, IL Sch Dist Cap Apprec (FGIC
          Insd)..........................................       *   02/01/14         462,292
  1,000   Du Page Cnty, IL Sch Dist Cap Apprec (FGIC
          Insd)..........................................       *   02/01/18         361,710
  2,000   Huntley, IL Increment Alloc Rev Huntley Redev
          Proj Ser A.....................................   8.500   12/01/15       2,341,380
  3,000   Illinois Dev Fin Auth Pollutn Ctl Rev IL Pwr Co
          Proj Ser A Rfdg (MBIA Insd)....................   5.400   03/01/28       3,028,350
  1,405   Illinois Dev Fin Auth Rev Cmnty Fac Clinic
          Altgeld Proj...................................   8.000   11/15/16       1,569,048
  7,200   Illinois Dev Fin Auth Rev Mercy Hsg Corp Proj
          Rfdg (Prerefunded @ 08/01/04)..................   7.000   08/01/24       8,231,760
  1,000   Illinois Edl Fac Auth Rev Peace Mem Ministries
          Proj...........................................   7.500   08/15/26       1,086,050
  3,730   Illinois Edl Fac Auth Rev Trinity Med Cent (FSA
          Insd)..........................................   6.000   07/01/28       4,031,459
  3,000   Illinois Hlth Fac Auth Rev Fairview Oblig Group
          Ser A Rfdg.....................................   7.400   08/15/23       3,398,280
  4,550   Illinois Hlth Fac Auth Rev Glenoaks Med Cent
          Ser D..........................................   9.500   11/15/15       5,303,571
  1,000   Illinois Hlth Fac Auth Rev Lifelink Corp Oblig
          Group Ser B (Prerefunded @ 02/15/05)...........   8.000   02/15/25       1,205,820
  4,905   Illinois Hlth Fac Auth Rev Midwest Physician
          Group Ltd Proj (Prerefunded @ 11/15/04)........   8.100   11/15/14       5,998,324
  1,135   Mill Creek Wtr Reclamation Dist IL Sewage
          Rev............................................   8.000   03/01/10       1,298,792
    685   Mill Creek Wtr Reclamation Dist IL Wtrwks
          Rev............................................   8.000   03/01/10         783,852
  1,500   Palatine, IL Tax Increment Rev Rand/Dundee Cent
          Proj...........................................   7.750   01/01/17       1,593,240
  1,800   Peoria, IL Spl Tax Weaver Ridge Spl Svc Area...   8.050   02/01/17       1,990,836
  2,095   Regional Tran Auth IL Ser B (AMBAC Insd).......   8.000   06/01/17       2,864,389
  7,000   Robbins, IL Res Recovery Rev...................   8.375   10/15/16       7,323,540
                                                                              --------------
                                                                                  96,059,237
                                                                              --------------

                                               See Notes to Financial Statements

                           June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                      Description                    Coupon   Maturity   Market Value
--------------------------------------------------------------------------------------------
          INDIANA  0.5%
$   825   Crawfordsville, IN Redev Comm Redev Dist Tax
          Increment Rev..................................   7.000%  02/01/12  $      851,375
  2,000   East Chicago, IN Exempt Fac Inland Steel Co
          Proj No 14.....................................   6.700   11/01/12       2,220,960
  3,190   Kokomo, IN School Bldg Corp First Mtg (AMBAC
          Insd)..........................................   4.125   07/15/17       2,794,376
                                                                              --------------
                                                                                   5,866,711
                                                                              --------------
          KANSAS  0.2%
    985   Kansas City, KS Crawford Cnty Leavenworth
          Single Family Mtg Rev (AMBAC Insd).............       *   04/01/16         148,046
  1,000   Lawrence, KS Coml Dev Rev Holiday Inn Sr Ser
          A..............................................   8.000   07/01/16       1,098,210
  1,000   Manhattan, KS Coml Dev Rev Holiday Inn Sr Ser A
          Rfdg...........................................   8.000   07/01/16       1,078,360
                                                                              --------------
                                                                                   2,324,616
                                                                              --------------
          KENTUCKY  0.3%
  2,700   Jefferson Cnty, KY Hosp Rev Alliant Hlth Sys
          Proj (Inverse Fltg) (MBIA Insd)................   8.820   10/09/08       3,186,000
                                                                              --------------
          LOUISIANA  0.7%
  4,000   Louisiana Hsg Fin Agy Rev Multi-Family Hsg
          Plantation Ser A...............................   7.125   01/01/28       3,963,480
  1,910   Louisiana Pub Fac Auth Rev Student Ln Subser
          A3.............................................   7.000   09/01/06       2,035,048
  1,435   Webster Parish, LA Pollutn Ctl Rev Intl Paper
          Co Proj Ser B Rfdg.............................   5.200   03/01/13       1,458,505
                                                                              --------------
                                                                                   7,457,033
                                                                              --------------
          MAINE  0.1%
  1,250   Maine Hlth & Higher Edl Fac Auth Rev Ser B (FSA
          Insd)..........................................   7.000   07/01/24       1,434,075
                                                                              --------------
          MARYLAND  0.6%
  1,440   Maryland St Cmnty Dev Admin Dept Hsg & Cmnty
          Dev Multi-Family Hsg Rev Ser A Rfdg............   8.300   05/15/17       1,459,599
  1,725   Maryland St Cmnty Dev Admin Dept Hsg & Cmnty
          Dev Rev Single Family Pgm Seventh Ser..........   7.300   04/01/25       1,851,839
  3,000   Prince Georges Cnty, MD Spl Oblig Spl Assmt
          Woodview Ser A.................................   8.000   07/01/26       3,223,470
                                                                              --------------
                                                                                   6,534,908
                                                                              --------------
          MASSACHUSETTS  3.0%
  7,000   Massachusetts St Hlth & Edl Fac Auth Rev New
          England Med Cent Hosp Ser G (Embedded Swap)
          (MBIA Insd) (h)................................  3.1/5.0  07/01/13       6,824,370
  1,670   Massachusetts St Hlth & Edl Fac Auth Rev Saint
          Anne's Hosp Ser A..............................   9.375   07/01/14       1,675,962
  2,099   Massachusetts St Hsg Fin Agy Hsg Rev Insd
          Rental Ser A Rfdg (AMBAC Insd).................   6.650   07/01/19       2,266,729
  1,360   Massachusetts St Indl Fin Agy Greater Lynn
          Mental Hlth....................................   6.200   06/01/08       1,367,018
  2,965   Massachusetts St Indl Fin Agy Greater Lynn
          Mental Hlth....................................   6.375   06/01/18       2,982,019
  1,650   Massachusetts St Indl Fin Agy Rev Wentworth
          Inst Technology................................   5.750   10/01/28       1,682,571
  4,000   Massachusetts St Indl Fin Agy Rev Cent For
          Autism.........................................   9.500   11/01/17       4,347,200
    575   Massachusetts St Indl Fin Agy Rev Dimmock Cmnty
          Hlth Cent......................................   8.000   12/01/06         655,000
  1,085   Massachusetts St Indl Fin Agy Rev Dimmock Cmnty
          Hlth Cent......................................   8.375   12/01/13       1,279,193

                                               See Notes to Financial Statements

                           June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                      Description                    Coupon   Maturity   Market Value
--------------------------------------------------------------------------------------------
          MASSACHUSETTS (CONTINUED)
$   675   Massachusetts St Indl Fin Agy Rev Dimmock Cmnty
          Hlth Cent......................................   8.500%  12/01/20  $      799,267
  6,400   Massachusetts St Indl Fin Agy Rev Swr Fac Res
          Ctl Composting (g).............................   9.250   08/01/10       6,692,928
  1,000   Massachusetts St Indl Fin Agy Solid Waste Disp
          Rev Res Recovery Sys...........................   9.200   12/01/99         900,000
                                                                              --------------
                                                                                  31,472,257
                                                                              --------------
          MICHIGAN  4.1%
  2,000   Battle Creek, MI Downtown Dev Auth Tax
          Increment Rev (Prerefunded @ 05/01/04).........   7.600   05/01/16       2,364,500
  1,000   Detroit, MI Local Dev Fin Auth Ser C...........   6.850   05/01/21       1,034,590
  5,000   Detroit, MI Wtr Supply Sys Rev Sr Lien Ser A
          (MBIA Insd)....................................   5.000   07/01/21       4,883,100
  5,000   Detroit, MI Wtr Supply Sys Rev Rfdg (FGIC
          Insd)..........................................   5.000   07/01/23       4,878,050
  2,390   Meridian, MI Econ Dev Corp Ltd Oblig Rev First
          Mtg Burcham Hills Ser A........................   7.500   07/01/13       2,613,823
  3,430   Meridian, MI Econ Dev Corp Ltd Oblig Rev First
          Mtg Burcham Hills Ser A........................   7.750   07/01/19       3,793,203
  3,000   Michigan St Hosp Fin Auth Rev Oakwood Oblig
          Group Ser A (FSA Insd).........................   5.000   08/15/31       2,875,830
  2,250   Michigan St Hosp Fin Auth Rev Hosp Genesys Regl
          Med Rfdg (ACA Insd)............................   5.500   10/01/18       2,294,257
  9,000   Michigan St Hosp Fin Auth Rev Hosp Genesys Regl
          Med Rfdg (ACA Insd)............................   5.500   10/01/27       9,123,660
  7,682   Michigan St Strategic Fd Ltd Oblig Rev Great
          Lakes Pulp & Fiber Proj........................   8.000   12/01/27       7,343,236
  1,000   Michigan St Strategic Fd Res Recovery Ltd Oblig
          Rev Central Wayne Energy Rec Ser A.............   7.000   07/01/27       1,005,720
    650   Saint Clair Cnty, MI Econ Dev Corp Kmart
          Proj...........................................   9.500   02/01/06         651,840
                                                                              --------------
                                                                                  42,861,809
                                                                              --------------
          MINNESOTA  2.0%
  1,425   Columbia Heights, MN Multi-Family Crest View
          Corp Proj......................................   6.000   03/01/33       1,431,085
  5,490   Eden Prairie, MN Multi-Family Hsg Rev Sterling
          Ponds Proj Ser A (g)...........................  10.000   01/15/20       5,490,000
    495   Eden Prairie, MN Multi-Family Hsg Rev Sterling
          Ponds Proj Ser B Cap Apprec (g)................       *   01/15/20         777,051
    850   Little Canada, MN Fac Rev Hsg Alt Dev Co Proj
          Ser A..........................................   6.100   12/01/17         854,786
  1,450   Little Canada, MN Fac Rev Hsg Alt Dev Co Proj
          Ser A..........................................   6.250   12/01/27       1,458,106
  1,750   Minnesota St Hsg Fin Agy Single Family Mtg Ser
          D..............................................   8.800   07/01/16       1,785,087
  9,750   Southern MN Muni Pwr Agy Pwr Supply Sys Rev Ser
          A Rfdg (MBIA Insd).............................   4.750   01/01/16       9,374,332
                                                                              --------------
                                                                                  21,170,447
                                                                              --------------
          MISSISSIPPI  0.1%
  1,000   Claiborne Cnty, MS Pollutn Ctl Rev Sys Energy
          Res Inc Rfdg...................................   7.300   05/01/25       1,056,200
                                                                              --------------

                                               See Notes to Financial Statements

                           June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                      Description                    Coupon   Maturity   Market Value
--------------------------------------------------------------------------------------------
          MISSOURI  1.2%
$   615   Ferguson, MO Tax Increment Rev Crossings At
          Halls Ferry Proj...............................   7.250%  04/01/07  $      622,755
  3,095   Ferguson, MO Tax Increment Rev Crossings At
          Halls Ferry Proj...............................   7.625   04/01/17       3,155,817
    675   Ferguson, MO Tax Increment Rev Crossings At
          Halls Ferry Proj...............................   7.625   04/01/18         688,264
    955   Jefferson Cnty, MO Indl Dev Auth Indl Rev
          Cedars Hlthcare Cent Proj Ser A Rfdg...........   8.250   12/01/15       1,072,971
  4,565   Missouri St Hlth & Edl Fac Auth Hlth Fac Rev
          Skaggs Cmnty Hosp Rfdg.........................   9.500   05/15/13       4,670,543
  1,000   Sikeston, MO Elec Rev Rfdg (MBIA Insd).........   6.000   06/01/15       1,130,430
  1,000   West Plains, MO Indl Dev Auth Hosp Rev Ozark
          Med Cent.......................................   5.600   11/15/17       1,011,680
                                                                              --------------
                                                                                  12,352,460
                                                                              --------------
          NEBRASKA  0.5%
  2,100   Nebraska Invt Fin Auth Single Family Mtg Rev
          (Inverse Fltg) (GNMA Collateralized)...........   9.862   10/17/23       2,354,625
  2,200   Nebraska Invt Fin Auth Single Family Mtg Rev
          (Inverse Fltg) (GNMA Collateralized)...........  11.500   09/10/30       2,466,750
                                                                              --------------
                                                                                   4,821,375
                                                                              --------------
          NEVADA  0.2%
  1,945   Reno, NV Redev Agy Tax Alloc Downtown Redev
          Proj Ser E Rfdg................................   5.600   09/01/09       2,082,648
                                                                              --------------
          NEW HAMPSHIRE  1.4%
  2,000   New Hampshire Higher Edl & Hlth Fac Auth Rev
          Havenwood-Heritage Heights.....................   7.350   01/01/18       2,193,240
  2,000   New Hampshire Higher Edl & Hlth Fac Auth Rev
          Havenwood-Heritage Heights.....................   7.450   01/01/25       2,205,200
  4,000   New Hampshire Higher Edl & Hlth Fac Auth Rev
          Hosp Catholic Med Cent Rfdg....................   8.250   07/01/13       4,194,640
  3,390   New Hampshire Higher Edl & Hlth Fac Auth Rev
          Vly Regl Hosp..................................   7.350   04/01/23       3,412,984
  2,000   New Hampshire St Business Fin Auth Pollutn Ctl
          & Solid Waste Disposal Rev.....................   7.750   01/01/22       2,326,840
                                                                              --------------
                                                                                  14,332,904
                                                                              --------------
          NEW JERSEY  1.9%
  2,240   Camden Cnty, NJ Impt Auth Lease Rev Dockside
          Refrigerated...................................   8.400   04/01/24       2,531,693
  1,250   New Jersey Econ Dev Auth Rev First Mortgage
          Keswick Pines Rfdg (a).........................   5.700   01/01/18       1,261,125
  1,875   New Jersey Econ Dev Auth Rev Kullman Assoc Proj
          Ser A..........................................   6.125   06/01/18       1,880,700
  6,420   New Jersey Econ Dev Auth Rev First Mtg Gross
          Rev Oakridge Manor Proj Rfdg...................   9.500   11/01/14       6,622,230
  1,000   New Jersey Econ Dev Auth Rev First Mtg
          Winchester Gardens Ser A (a)...................   8.500   11/01/16       1,109,000
  1,500   New Jersey Econ Dev Auth Rev First Mtg
          Winchester Gardens Ser A (a)...................   8.625   11/01/25       1,670,160
  3,000   New Jersey Econ Dev Auth Rev Sr Mtg Arbor Glen
          Proj Ser A.....................................   8.750   05/15/26       3,536,610

                                               See Notes to Financial Statements

                           June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                      Description                    Coupon   Maturity   Market Value
--------------------------------------------------------------------------------------------
          NEW JERSEY (CONTINUED)
$ 1,275   New Jersey St Edl Fac Auth Rev Felician College
          of Lodi Ser D..................................   7.375%  11/01/22  $    1,328,231
                                                                              --------------
                                                                                  19,939,749
                                                                              --------------
          NEW MEXICO  0.7%
  2,250   Albuquerque, NM Retirement Fac Rev La Vida
          Liena Proj Ser A Rfdg..........................   8.850   02/01/23       2,473,042
  1,000   Bernalillo Cnty, NM Multi-Family Rev Hsg Topke
          Commons/Arbors Proj Ser D......................   7.700   04/01/27       1,028,530
  3,600   Farmington, NM Pollutn Ctl Rev Pub Svc Co San
          Juan Proj D Rfdg...............................   6.375   04/01/22       3,914,748
                                                                              --------------
                                                                                   7,416,320
                                                                              --------------
          NEW YORK  9.4%
  1,195   Clifton Springs, NY Hosp & Clinic Ser B Rfdg &
          Impt...........................................   7.000   01/01/05       1,255,610
  1,500   Islip, NY Cmnty Dev Agy Cmnty Dev Rev NY
          Institute of Technology Rfdg...................   7.500   03/01/26       1,668,330
  6,845   Long Island Pwr Auth NY Elec Sys Rev Genl Ser
          A..............................................   5.250   12/01/26       6,789,761
  1,000   Monroe Cnty, NY Indl Dev Agy Rev Indl Dev
          Empire Sports Proj Ser A.......................   6.250   03/01/28       1,005,410
  1,500   New York City Indl Dev Agy Rev Visy Paper Inc
          Proj...........................................   7.950   01/01/28       1,751,505
  5,000   New York City Ser A............................   7.000   08/01/07       5,819,300
  3,000   New York City Ser D Rfdg.......................   8.000   02/01/05       3,574,680
 10,330   New York City Subser A1 (Embedded Swap)........   6.080   08/01/12      10,717,995
  4,250   New York City Tran Auth Tran Fac Livingston
          Plaza Proj Rfdg (FSA Insd).....................   5.400   01/01/18       4,449,367
 10,000   New York City Tran Fin Auth Rev................   4.750   11/15/23       9,416,200
  5,000   New York St Dorm Auth Rev City Univ Ser F......   5.500   07/01/12       5,137,250
  5,000   New York St Dorm Auth Rev City Univ Ser F......   5.000   07/01/20       4,803,350
  3,000   New York St Energy Resh & Dev Auth Gas Fac Rev
          (MBIA Insd) (Inverse Fltg).....................   7.427   07/08/26       3,135,000
  2,500   New York St Energy Resh & Dev Auth Gas Fac Rev
          (Inverse Fltg).................................   8.690   04/01/20       3,121,875
    225   New York St Energy Resh & Dev Auth St Svc
          Contract Rev Western NY Nuclear Svc Cent Ser
          B..............................................   5.500   04/01/00         230,299
  1,000   New York St Energy Resh & Dev Auth St Svc
          Contract Rev Western NY Nuclear Svc Cent Ser
          B..............................................   5.500   04/01/01       1,033,660
    750   New York St Energy Resh & Dev Auth St Svc
          Contract Rev Western NY Nuclear Svc Cent Ser
          B..............................................   5.250   04/01/02         774,398
  1,500   New York St Thruway Auth Hwy & Brdg Tr Fund Ser
          A (Prerefunded @ 04/01/04).....................   6.000   04/01/14       1,657,380
 18,000   New York St Urban Dev Corp Rev Correctional Cap
          Fac Rfdg.......................................   5.000   01/01/20      17,390,340
  3,000   New York, NY City Indl Dev Agy Civic Fac Rev
          USTA Natl Tennis Cent Proj (FSA Insd)..........   6.250   11/15/06       3,363,360

                                               See Notes to Financial Statements

                           June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                      Description                    Coupon   Maturity   Market Value
--------------------------------------------------------------------------------------------
          NEW YORK (CONTINUED)
$ 1,500   New York, NY City Indl Dev Agy Civic Fac Rev
          USTA Natl Tennis Cent Proj (FSA Insd)..........   6.375%  11/15/07  $    1,696,530
  2,000   New York, NY City Indl Dev Agy Civic Fac Rev
          USTA Natl Tennis Cent Proj (FSA Insd)..........   6.500   11/15/09       2,275,860
  7,775   Triborough Bridge & Tunnel Auth NY Rev Ser
          1994A..........................................   4.750   01/01/19       7,388,738
                                                                              --------------
                                                                                  98,456,198
                                                                              --------------
          NORTH CAROLINA  0.8%
  7,855   Eastern Band Cherokee Indians NC Spl Oblig Rev
          Carolina Mirror Co Proj........................  10.250   09/01/09       7,855,000
  1,000   North Carolina Muni Pwr Agy No 1 Catawba
          Electric Rev (MBIA Insd) (g)...................   5.125   01/01/17         995,270
                                                                              --------------
                                                                                   8,850,270
                                                                              --------------
          NORTH DAKOTA  0.2%
  1,000   Grand Forks, ND Sr Hsg Rev 4000 Vly Square
          Proj...........................................   6.250   12/01/34       1,010,560
  1,000   Grand Forks, ND Sr Hsg Rev 4000 Vly Square
          Proj...........................................   6.375   12/01/34       1,036,810
                                                                              --------------
                                                                                   2,047,370
                                                                              --------------
          OHIO  2.3%
  2,000   Cleveland, OH Arpt Spl Rev Ref Continental
          Airlines Inc (a)...............................   5.700   12/01/19       1,972,380
  1,500   Cuyahoga Cnty, OH Multi-Family Rev Hsg Park
          Lane Apts Proj Ser A...........................   8.250   07/01/28       1,545,000
  2,000   East Liverpool, OH Hosp Rev East Liverpool City
          Hosp Ser A (Prerefunded @ 10/01/01)............   8.125   10/01/11       2,281,960
  6,050   Ohio Hsg Fin Agy Single Family Mtg Rev Ser B
          (Inverse Fltg) (GNMA Collateralized)...........   9.740   03/31/31       6,791,125
  1,500   Ohio St Solid Waste Rev CSC Ltd Proj...........   8.500   08/01/22       1,597,455
  3,700   Ohio St Solid Waste Rev Republic Engineered
          Steels Proj....................................   8.250   10/01/14       3,841,303
  1,000   Ohio St Solid Waste Rev Republic Engineered
          Steels Proj....................................   9.000   06/01/21       1,079,790
  4,490   Reynoldsburg, OH Hlth Care Fac Rev Wesley Ridge
          Proj (GNMA Collateralized).....................   6.150   10/20/38       4,856,204
                                                                              --------------
                                                                                  23,965,217
                                                                              --------------
          OKLAHOMA  0.1%
  1,000   Oklahoma Cnty, OK Fin Auth Epworth Villa Proj
          Ser A Rfdg.....................................   7.000   04/01/25       1,045,600
                                                                              --------------
          OREGON  0.3%
  1,245   Clatsop Care Cent Hlth Dist Oregon Rev Senior
          Hsg............................................   6.000   08/01/14       1,249,271
  2,145   Clatsop Care Cent Hlth Dist Oregon Rev Senior
          Hsg............................................   6.875   08/01/28       2,151,971
                                                                              --------------
                                                                                   3,401,242
                                                                              --------------
          PENNSYLVANIA  7.1%
  5,255   Allegheny Cnty, PA Indl Dev Auth Rev
          Environmental Impt Usx Proj Rfdg...............   6.100   01/15/18       5,586,696
  6,000   Beaver Cnty, PA Indl Dev Auth Pollutn Ctl Rev
          Collateral Toledo Edison Co Proj Ser A Rfdg....   7.750   05/01/20       6,945,120
  1,000   Berks Cnty, PA Muni Auth Rev Phoebe Berks Vlg
          Inc Proj Rfdg..................................   7.700   05/15/22       1,121,600

                                               See Notes to Financial Statements

                           June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                      Description                    Coupon   Maturity   Market Value
--------------------------------------------------------------------------------------------
          PENNSYLVANIA (CONTINUED)
$ 4,000   Cambria Cnty, PA Indl Dev Auth Pollutn Ctl Rev
          Bethlehem Steel Corp Proj Rfdg.................   7.500%  09/01/15  $    4,500,800
  1,670   Clarion Cnty, PA Hosp Auth Hosp Rev Clarion
          Hosp Proj (Prerefunded @ 07/01/01).............   8.500   07/01/13       1,876,145
  2,000   Cumberland Cnty, PA Auth Rev First Mtg Carlisle
          Hosp & Hlth Rfdg...............................   6.800   11/15/14       2,188,440
  3,000   Dauphin Cnty, PA Genl Auth Rev Office & Pkg
          Riverfront Office..............................   6.000   01/01/25       2,998,020
  1,500   Delaware Cnty, PA Auth First Mtg Rev Riddle Vlg
          Proj...........................................   7.000   06/01/21       1,583,700
  2,890   Erie, PA Sch Dist Cap Apprec Rfdg (FSA Insd)...       *   09/01/21         875,757
  2,405   Harrisburg, PA Cap Apprec Rfdg Notes Ser F
          (AMBAC Insd)...................................       *   03/15/16         982,442
  2,500   Harrisburg, PA Auth Wtr Rev (Inverse Fltg)
          (FGIC Insd)....................................   7.570   01/08/98       2,831,250
  2,000   McKean Cnty, PA Hosp Auth Hosp Rev Bradford
          Hosp Proj (Crossover Rfdg @ 10/01/00)..........   8.875   10/01/20       2,239,100
  8,100   Montgomery Cnty, PA Indl Dev Auth Rev First Mtg
          The Meadowood Corp Proj Ser A (Prerefunded @
          12/01/00)......................................  10.000   12/01/19       9,344,241
    500   Montgomery Cnty, PA Indl Dev Auth Rev First Mtg
          The Meadowood Corp Rfdg........................   7.000   12/01/10         538,155
  2,500   Montgomery Cnty, PA Indl Dev Auth Rev First Mtg
          The Meadowood Corp Rfdg........................   7.250   12/01/15       2,712,300
  6,000   Montgomery Cnty, PA Indl Dev Auth Rev First Mtg
          The
          Meadowood Corp Rfdg............................   7.400   12/01/20       6,513,840
  1,000   Montgomery Cnty, PA Indl Dev Auth Rev
          Wordsworth Academy.............................   7.750   09/01/24       1,115,110
  3,000   Pennsylvania Econ Dev Fin Auth Exempt Fac Rev
          MacMillan Ltd Partnership Proj.................   7.600   12/01/20       3,356,280
  3,000   Pennsylvania Econ Dev Fin Auth Res Recovery Rev
          Colver Proj Ser D..............................   7.050   12/01/10       3,346,110
  5,000   Philadelphia, PA Auth for Indl Dev Rev
          Long-Term Care Maplewood.......................   8.000   01/01/24       5,560,100
  5,170   Pittsburgh, PA Wtr & Swr Auth Wtr & Swr Sys Rev
          (FSA Insd).....................................   5.000   09/01/19       5,080,197
  1,500   Scranton Lackawanna, PA Hlth & Welfare Auth Rev
          Rfdg...........................................   7.250   01/15/17       1,636,665
  2,000   Scranton Lackawanna, PA Hlth & Welfare Auth Rev
          Rfdg...........................................   7.350   01/15/22       2,195,420
                                                                              --------------
                                                                                  75,127,488
                                                                              --------------
          RHODE ISLAND  0.2%
  2,000   Providence, RI Redev Agy Ctfs Partn Ser A......   8.000   09/01/24       2,207,460
                                                                              --------------
          SOUTH CAROLINA  0.7%
    115   Charleston Cnty, SC Ctfs Partn Ser B (MBIA
          Insd)..........................................   7.000   06/01/19         130,463
  2,385   Charleston Cnty, SC Ctfs Partn Ser B
          (Prerefunded @ 06/01/04) (MBIA Insd)...........   7.000   06/01/19       2,766,934
  1,000   Oconee Cnty, SC Indl Rev Bond Johnson Ctl Inc
          Ser 84 (Var Rate Cpn)..........................   6.157   06/15/04       1,000,000

                                               See Notes to Financial Statements

                           June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                      Description                    Coupon   Maturity   Market Value
--------------------------------------------------------------------------------------------
          SOUTH CAROLINA (CONTINUED)
$ 4,000   South Carolina St Hsg Fin & Dev Auth
          Multi-Family Rev...............................   6.750%  05/01/28  $    4,041,720
                                                                              --------------
                                                                                   7,939,117
                                                                              --------------
          SOUTH DAKOTA  0.2%
    805   Keystone, SD Econ Dev Rev Wtr Quality Mgmt Corp
          Ser A..........................................   5.500   12/15/08         809,114
  1,810   Keystone, SD Econ Dev Rev Wtr Quality Mgmt Corp
          Ser A..........................................   6.000   12/15/18       1,818,380
                                                                              --------------
                                                                                   2,627,494
                                                                              --------------
          TENNESSEE  4.7%
  2,750   Chattanooga, TN Hlth Edl & Hsg Fac Board Rev...   5.000   12/01/18       2,699,840
 21,130   Chattanooga, TN Hlth Edl & Hsg Fac Board Rev...   5.000   12/01/28      20,408,622
  3,000   SCA Tax Exempt Trust Multi-Family Mtg Memphis
          Hlth Edl Rev Bond Receipt Ser A6 (FSA Insd)....   7.350   01/01/30       3,305,700
  4,550   Shelby Cnty, TN Hlth Edl & Hsg Fac Brd Rev
          ICF/MR Open Arms Dev Cent Ser A................   9.750   08/01/19       4,823,091
  4,610   Shelby Cnty, TN Hlth Edl & Hsg Fac Brd Rev
          ICF/MR Open Arms Dev Cent Ser C................   9.750   08/01/19       4,886,692
  2,000   Springfield, TN Hlth & Edl Fac Brd Hosp Rev
          Jesse Holman Jones Hosp Proj...................   8.250   04/01/12       2,316,980
  6,185   Sullivan Cnty, TN Hlth Edl & Hsg Facs Board
          Rev............................................   8.410   11/01/19       7,143,231
  1,160   Trenton, TN Hlth & Edl Facs Board Rev..........  10.000   11/01/20       1,044,000
  3,240   Trenton, TN Hlth & Edl Facs Board Rev
          Rha/Trenton Mr Inc Proj Ser A..................  10.000   11/01/19       2,916,000
                                                                              --------------
                                                                                  49,544,156
                                                                              --------------
          TEXAS  7.5%
  2,000   Amarillo, TX Hlth Fac Corp Hosp Rev High Plains
          Baptist Hosp (Inverse Fltg) (FSA Insd).........   9.058   01/01/22       2,337,500
  2,000   Bell Cnty, TX Indl Dev Corp Solid Waste
          Disposal Rev...................................   7.600   12/01/17       2,021,240
  1,000   Bexar Cnty, TX Hlth Fac Dev Corp Rev Rfdg
          Baptist Hlth Sys Ser A (MBIA Insd).............   6.000   11/15/12       1,119,080
  2,370   Bexar Cnty, TX Hlth Fac Dev Corp Rev Rfdg
          Baptist Hlth Sys Ser A (MBIA Insd).............   6.000   11/15/13       2,654,589
  9,000   Brazos River Auth TX Rev Houston Inds Proj B...   5.125   11/01/20       8,869,860
    665   Dallas Cnty, TX Flood Ctl Dist No 1 Rfdg.......       *   08/01/00         569,340
  1,165   Dallas Cnty, TX Flood Ctl Dist No 1 Rfdg.......       *   08/01/01         924,486
    335   Dallas Cnty, TX Flood Ctl Dist No 1 Rfdg.......       *   08/01/02         246,647
  1,825   Dallas Cnty, TX Flood Ctl Dist No 1 Rfdg.......       *   08/01/11         652,602
    775   Dallas Cnty, TX Flood Ctl Dist No 1 Rfdg.......   8.750   08/01/11         803,148
  2,670   Dallas Cnty, TX Flood Ctl Dist No 1 Rfdg.......   8.750   08/01/12       2,766,974
  1,635   Garland, TX Independent Sch Dist...............   4.000   02/15/15       1,427,437
  2,500   Garland, TX Indl Dev Auth Rev Bond Ashland Oil
          Proj Ser 84 Rfdg (Var Rate Cpn)................  5.3625   04/01/04       2,501,850

                                               See Notes to Financial Statements

                           June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                      Description                    Coupon   Maturity   Market Value
--------------------------------------------------------------------------------------------
          TEXAS (CONTINUED)
$ 2,500   Houston, TX Arpt Sys Rev Spl Fac Continental
          Airl Term Impt Ser B...........................   6.125%  07/15/27  $    2,622,775
  6,500   Lewisville, TX Indpt Sch Dist..................   5.000   08/15/18       6,390,345
  7,750   Lewisville, TX Indpt Sch Dist..................   5.000   08/15/20       7,592,055
  5,000   Lower Neches Vly Auth TX Indl Dev Corp Rev.....   5.550   03/01/33       5,144,650
  3,000   Matagorda Cnty, TX Nav Dist No 1 Rev (MBIA
          Insd)..........................................   5.150   11/01/29       2,960,730
  1,070   Mc Allen, TX Dev Corp Inc Sales Tax Rev (FSA
          Insd)..........................................   5.250   02/15/18       1,067,978
  1,000   Nacogdoches, TX Indl Dev Auth Inc Pollutn Ctl
          Rev............................................   5.300   12/01/11       1,031,000
  1,180   Pottsboro, TX Indpt Sch Dist Cap Apprec Rfdg...       *   08/15/17         423,856
  1,175   Pottsboro, TX Indpt Sch Dist Cap Apprec Rfdg...       *   08/15/20         355,872
  1,175   Pottsboro, TX Indpt Sch Dist Cap Apprec Rfdg...       *   08/15/23         299,778
  6,000   Rockwall, TX Indpt Sch Dist Cap Apprec Rfdg
          (a)............................................       *   08/15/18       2,039,700
  2,563   Texas Genl Svcs Comm Partn Int Lease Purch
          Ctfs...........................................   7.250   08/15/11       2,616,286
  8,000   Texas St Dept Hsg & Cmnty Affairs Home Mtg Rev
          (GNMA Collateralized)..........................   6.900   07/02/24       8,961,280
  2,000   Texas St Tpk Auth Dallas North Thruway Rev
          Addison Arpt Toll Tunnel Proj (FGIC Insd)......   6.750   01/01/15       2,310,060
  2,000   Texas St Tpk Auth Dallas North Thruway Rev
          Addison Arpt Toll Tunnel Proj (FGIC Insd)......   6.600   01/01/23       2,293,180
  5,000   West Side Calhoun Cnty, TX Navig Dist Solid
          Waste Disp Union Carbide Chem & Plastics.......   8.200   03/15/21       5,529,850
                                                                              --------------
                                                                                  78,534,148
                                                                              --------------
          UTAH  1.5%
  1,000   Hildale, UT Elec Rev Gas Turbine Elec Fac
          Proj...........................................   7.800   09/01/15       1,059,590
  1,165   Hildale, UT Elec Rev Gas Turbine Elec Fac
          Proj...........................................   8.000   09/01/20       1,250,197
  1,000   Hildale, UT Elec Rev Gas Turbine Elec Fac
          Proj...........................................   7.800   09/01/25       1,058,360
  4,000   Intermountain Pwr Agy UT Pwr Supply Rev Ser B
          Rfdg (MBIA Insd)...............................   5.750   07/01/19       4,260,240
    260   Saint George, UT Indl Dev Rev Kmart Corp Ser
          1984A..........................................  10.750   10/15/08         263,328
  3,270   Salt Lake Cnty, UT Hsg Auth Multi-Family Hsg
          Rev (FHA Gtd)..................................   6.375   11/01/33       3,474,440
  2,500   Tooele Cnty, UT Pollutn Ctl Rev Rfdg Laidlaw
          Environmental Ser A............................   7.550   07/01/27       2,778,675
  1,395   Utah St Hsg Fin Agy Single Family Mtg Mezz A1
          (AMBAC Insd)...................................   6.100   07/01/13       1,475,338
                                                                              --------------
                                                                                  15,620,168
                                                                              --------------
          VIRGINIA  1.7%
  1,000   Dulles Town Cent Cmnty Dev Auth Dulles Town
          Cent Proj......................................   6.250   03/01/26       1,013,960
 12,500   Fairfax Cnty, VA Indl Dev Auth Hlth Inova Hlth
          Ser A Rfdg.....................................   5.000   08/15/25      12,111,500
  2,650   Fairfax Cnty, VA Park Auth Park Fac Rev........   6.625   07/15/20       2,860,728
  1,500   Pittsylvania Cnty, VA Indl Dev Auth Rev Exempt
          Fac Ser A......................................   7.450   01/01/09       1,661,970
                                                                              --------------
                                                                                  17,648,158
                                                                              --------------

                                               See Notes to Financial Statements

                           June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                      Description                    Coupon   Maturity   Market Value
--------------------------------------------------------------------------------------------
          WASHINGTON  0.3%
$ 1,000   Spokane Cnty, WA Indl Dev Corp Solid Waste Disp
          Rev............................................   7.600%  03/01/27  $    1,133,360
  5,500   Washington St Pub Pwr Supply Comp Interest Ser
          C Rfdg (MBIA Insd).............................       *   07/01/17       2,012,945
                                                                              --------------
                                                                                   3,146,305
                                                                              --------------
          WISCONSIN  1.5%
    800   Baldwin, WI Hosp Rev Mtg Ser A.................   6.125   12/01/18         807,928
  2,590   Baldwin, WI Hosp Rev Mtg Ser A.................   6.375   12/01/28       2,615,382
  1,000   Oconto Falls, WI Cmnty Dev Oconto Falls Tissue
          Inc Proj.......................................   7.750   12/01/22       1,051,390
  4,105   Wisconsin St Hlth & Edl Fac Auth Rev Chippewa
          Vly Hosp Ser F Rfdg............................   9.500   11/15/12       4,765,987
  2,070   Wisconsin St Hlth & Edl Fac Auth Rev Eau Claire
          Manor..........................................   9.625   06/01/13       2,097,283
  1,500   Wisconsin St Hlth & Edl Facs Auth Rev
          Franciscan Sisters Christian Ser A.............   5.500   02/15/28       1,506,930
  3,000   Wisconsin St Hlth & Edl Milwaukee Catholic Home
          Proj...........................................   7.500   07/01/26       3,311,430
                                                                              --------------
                                                                                  16,156,330
                                                                              --------------
          PUERTO RICO  1.1%
  1,647   Centro de Recaudaciones de Ingresos Muni Ctfs
          Partn PR.......................................   6.850   10/17/03       1,712,273
 10,000   Puerto Rico Comwlth Hwy & Tran Auth Tran Rev
          Ser A..........................................   4.750   07/01/38       9,429,600
                                                                              --------------
                                                                                  11,141,873
                                                                              --------------
TOTAL LONG-TERM INVESTMENTS  98.1%
  (Cost $977,409,074).......................................................   1,032,282,106
SHORT-TERM INVESTMENTS  0.6%
  (Cost $6,178,571).........................................................       6,071,428
                                                                              --------------
TOTAL INVESTMENTS  98.7%
  (Cost $983,587,645).......................................................   1,038,353,534
OTHER ASSETS IN EXCESS OF LIABILITIES  1.3%.................................      13,508,448
                                                                              --------------
NET ASSETS  100.0%..........................................................  $1,051,861,982
                                                                              ==============

*Zero coupon bond

(a) Securities purchased on a when issued or delayed delivery basis.

(b) Assets segregated as collateral for when issued or delayed delivery purchase commitments.

(c) Interest is accruing at less than the stated coupon.

(d) Non-Income producing security.

(e) Currently is a payment-in-kind security which will convert to a cash paying security with a higher coupon at a predetermined date.

(f) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration which are normally transactions with qualified institutional buyers.

(g) Market value is determined in accordance with procedures established in good faith by the Board of Trustees.

(h) Security is a "step-up" bond where the coupon increases or steps up at a predetermined date.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                           June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $983,587,645).......................  $1,038,353,534
Cash........................................................         251,714
Receivables:
  Interest..................................................      19,402,875
  Fund Shares Sold..........................................       4,287,348
  Investments Sold..........................................         738,849
Other.......................................................          43,136
                                                              --------------
      Total Assets..........................................   1,063,077,456
                                                              --------------
LIABILITIES:
Payables:
  Investments Purchased.....................................       5,878,498
  Income Distributions......................................       2,603,362
  Fund Shares Repurchased...................................       1,003,103
  Distributor and Affiliates................................       1,002,767
  Investment Advisory Fee...................................         406,616
Accrued Expenses............................................         189,542
Trustees' Deferred Compensation and Retirement Plans........         131,586
                                                              --------------
      Total Liabilities.....................................      11,215,474
                                                              --------------
NET ASSETS..................................................  $1,051,861,982
                                                              ==============
NET ASSETS CONSIST OF:
Capital.....................................................  $1,105,408,074
Net Unrealized Appreciation.................................      54,765,889
Accumulated Distributions in Excess of Net Investment
  Income....................................................     (10,189,453)
Accumulated Net Realized Loss...............................     (98,122,528)
                                                              --------------
NET ASSETS..................................................  $1,051,861,982
                                                              ==============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
      net assets of $733,567,065 and 49,433,838 shares of
      beneficial interest issued and outstanding)...........  $        14.84
    Maximum sales charge (4.75%* of offering price).........             .74
                                                              --------------
    Maximum offering price to public........................  $        15.58
                                                              ==============
  Class B Shares:
    Net asset value and offering price per share (Based on
      net assets of $261,951,697 and 17,656,586 shares of
      beneficial interest issued and outstanding)...........  $        14.84
                                                              ==============
  Class C Shares:
    Net asset value and offering price per share (Based on
      net assets of $56,343,220 and 3,798,213 shares of
      beneficial interest issued and outstanding)...........  $        14.83
                                                              ==============

* On sales of $100,000 or more, the sales charge will be reduced.

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

               For the Six Months Ended June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest....................................................  $32,271,647
                                                              -----------
EXPENSES:
Investment Advisory Fee.....................................    2,387,788
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $869,996, $1,227,103 and $233,394,
  respectively).............................................    2,330,493
Shareholder Services........................................      616,723
Legal.......................................................       26,288
Custody.....................................................       20,715
Trustees Fees and Expenses..................................        6,786
Other.......................................................      288,532
                                                              -----------
    Total Expenses..........................................    5,677,325
                                                              -----------
NET INVESTMENT INCOME.......................................  $26,594,322
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments (Including reorganization and restructuring
    costs of $42,088).......................................  $(1,451,804)
  Options...................................................      604,754
  Futures...................................................   (2,538,370)
                                                              -----------
Net Realized Loss...........................................   (3,385,420)
                                                              -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   50,697,747
                                                              -----------
  End of the Period:
    Investments.............................................   54,765,889
                                                              -----------
Net Unrealized Appreciation During the Period...............    4,068,142
                                                              -----------
NET REALIZED AND UNREALIZED GAIN............................  $   682,722
                                                              ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $27,277,044
                                                              ===========

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                   For the Six Months Ended June 30, 1998 and
                  the Year Ended December 31, 1997 (Unaudited)
--------------------------------------------------------------------------------

                                                     Six Months Ended       Year Ended
                                                       June 30, 1998     December 31, 1997
------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income...............................  $   26,594,322         $  53,336,303
Net Realized Gain/Loss..............................      (3,385,420)              391,354
Net Unrealized Appreciation During the Period.......       4,068,142            24,022,309
                                                      --------------         -------------
Change in Net Assets from Operations................      27,277,044            77,749,966
                                                      --------------         -------------
Distributions from Net Investment Income............     (26,594,322)          (53,336,303)
Distributions in Excess of Net Investment Income....      (1,143,211)             (664,960)
                                                      --------------         -------------
  Total Distributions from and in Excess of Net
    Investment Income*..............................     (27,737,533)          (54,001,263)
                                                      --------------         -------------
NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES........................................        (460,489)           23,748,703
                                                      --------------         -------------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold...........................     129,744,674           198,765,477
Net Asset Value of Shares Issued Through Dividend
  Reinvestment......................................      12,066,184            23,168,036
Cost of Shares Repurchased..........................     (63,960,393)         (135,758,091)
                                                      --------------         -------------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS......................................      77,850,465            86,175,422
                                                      --------------         -------------
TOTAL INCREASE IN NET ASSETS........................      77,389,976           109,924,125
NET ASSETS:
Beginning of the Period.............................     974,472,006           864,547,881
                                                      --------------         -------------
End of the Period (Including accumulated
  distributions in excess of net investment income
  of $10,189,453 and $9,046,242, respectively)......  $1,051,861,982         $ 974,472,006
                                                      ==============         =============

                                                     Six Months Ended        Year Ended
              *Distributions by Class                  June 30, 1998     December 31, 1997
------------------------------------------------------------------------------------------
Distributions from and in Excess of Net Investment
  Income:
  Class A Shares.................................... $   (20,471,505)        $(41,926,549)
  Class B Shares....................................      (6,109,335)         (10,667,625)
  Class C Shares....................................      (1,156,693)          (1,407,089)
                                                     ---------------         ------------
                                                     $   (27,737,533)        $(54,001,263)
                                                     ===============         ============

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                                    Six Months            Year Ended December 31,
                                       Ended       -------------------------------------
Class A Shares                     June 30, 1998    1997      1996      1995      1994
----------------------------------------------------------------------------------------
Net Asset Value, Beginning of the
  Period.........................     $14.845      $14.474   $14.984   $13.848   $15.629
                                      -------      -------   -------   -------   -------
  Net Investment Income..........        .413         .895      .963     1.024      .956
  Net Realized and Unrealized
    Gain/Loss....................        .003         .376     (.513)    1.072    (1.717)
                                      -------      -------   -------   -------   -------
Total from Investment
  Operations.....................        .416        1.271      .450     2.096     (.761)
Less Distributions from and in
  Excess of Net Investment
  Income.........................        .422         .900      .960      .960     1.020
                                      -------      -------   -------   -------   -------
Net Asset Value, End of the
  Period.........................     $14.839      $14.845   $14.474   $14.984   $13.848
                                      =======      =======   =======   =======   =======
Total Return (a).................       2.88%*       9.05%     3.21%    15.52%    (4.93%)
Net Assets at End of the Period
  (In millions)..................      $733.6       $706.3    $671.9    $665.8    $603.0
Ratio of Expenses to Average Net
  Assets (b).....................        .91%         .94%      .99%      .95%      .87%
Ratio of Net Investment Income to
  Average Net Assets (b).........       5.51%        6.09%     6.60%     7.05%     6.48%
Portfolio Turnover...............         50%*         63%       59%       59%      101%

*   Non-Annualized

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(a) For the years ended December 31, 1995 and 1996, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

                                               See Notes to Financial Statements

   The following schedule presents financial highlights for one common share of the Fund outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                                            Six Months            Year Ended December 31,
                                               Ended       -------------------------------------
              Class B Shares               June 30, 1998    1997      1996      1995      1994
------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the
  Period..................................    $14.844      $14.474   $14.983   $13.850   $15.621
                                              -------      -------   -------   -------   -------
  Net Investment Income...................       .350         .774      .843      .908      .841
  Net Realized and Unrealized Gain/Loss...       .009         .384     (.506)    1.071    (1.718)
                                              -------      -------   -------   -------   -------
Total from Investment Operations..........       .359        1.158      .337     1.979     (.877)
Less Distributions from and in Excess of
  Net Investment Income...................       .367         .788      .846      .846      .894
                                              -------      -------   -------   -------   -------
Net Asset Value, End of the Period........    $14.836      $14.844   $14.474   $14.983   $13.850
                                              =======      =======   =======   =======   =======
Total Return (a)..........................      2.50%*       8.23%     2.40%    14.62%    (5.69%)
Net Assets at End of the Period (In
  millions)...............................     $262.0       $229.6    $173.8    $137.9    $112.4
Ratio of Expenses to Average Net Assets
  (b).....................................      1.67%        1.71%     1.75%     1.70%     1.64%
Ratio of Net Investment Income to Average
  Net Assets (b)..........................      4.74%        5.30%     5.84%     6.25%     5.70%
Portfolio Turnover........................        50%*         63%       59%       59%      101%

 *  Non-Annualized

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) For the years ended December 31, 1995 and 1996, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

                                               See Notes to Financial Statements

   The following schedule presents financial highlights for one common share of the Fund outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                                            Six Months            Year Ended December 31,
                                               Ended       -------------------------------------
              Class C Shares               June 30, 1998    1997      1996      1995      1994
------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the
  Period..................................    $14.842      $14.474   $14.987   $13.846   $15.610
                                              -------      -------   -------   -------   -------
  Net Investment Income...................       .353         .778      .851      .910      .824
  Net Realized and Unrealized Gain/Loss...       .006         .378     (.518)    1.077    (1.694)
                                              -------      -------   -------   -------   -------
Total from Investment Operations..........       .359        1.156      .333     1.987     (.870)
Less Distributions from and in Excess of
  Net Investment Income...................       .367         .788      .846      .846      .894
                                              -------      -------   -------   -------   -------
Net Asset Value, End of the Period........    $14.834      $14.842   $14.474   $14.987   $13.846
                                              =======      =======   =======   =======   =======
Total Return (a)..........................      2.43%*       8.23%     2.33%    14.70%    (5.62%)
Net Assets at End of the Period (In
  millions)...............................        $56.3      $38.6     $18.8      $9.5      $7.6
Ratio of Expenses to Average Net Assets
  (b).....................................      1.66%        1.71%     1.75%     1.69%     1.64%
Ratio of Net Investment Income to Average
  Net Assets (b)..........................      4.71%        5.24%     5.84%     6.19%     5.71%
Portfolio Turnover........................        50%*         63%       59%       59%      101%

 *  Non-Annualized

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) For the years ended December 31, 1995 and 1996, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                           June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Tax Free High Income Fund, formerly known as Van Kampen American Capital Tax Free High Income Fund, (the "Fund") is organized as a series of the Van Kampen Tax Free Trust, a Delaware business trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to provide investors with a high level of current income exempt from federal income taxes primarily through investment in a diversified portfolio of medium and lower grade municipal securities. The Fund commenced investment operations on June 28, 1985. The distribution of the Fund's Class B and Class C shares commenced on May 1, 1993 and August 13, 1993, respectively.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Investments are stated at value using market quotations or, if such valuations are not available, estimates obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

C. INCOME AND EXPENSES--Interest income is recorded on an accrual basis. Bond premium and original issue discount are amortized over the expected life of each applicable security. Expenses of the Fund are allocated on a pro rata basis to each class

                           June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At December 31, 1997, the Fund had an accumulated capital loss carryforward for tax purposes of $92,653,257 which expires between December 31, 1999 and December 31, 2005. Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of the deferral of past October 31 losses and the capitalization of reorganization and restructuring costs for tax purposes.

    At June 30, 1998, for federal income tax purposes, cost of long- and short-term investments is $985,940,421, the aggregate gross unrealized appreciation is $70,051,592 and the aggregate gross unrealized depreciation is $17,638,479, resulting in net unrealized appreciation of $52,413,113.

E. DISTRIBUTION OF INCOME AND GAINS--The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually.

    Due to inherent differences in the recognition of interest income under generally accepted accounting principles and federal income tax purposes, for those securities which the Fund has placed on non-accrual status, the amount of distributable net investment income may differ between book and federal income tax purposes for a particular period. These differences are temporary in nature, but may result in book basis distributions in excess of net investment income for certain periods.

                           June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, Van Kampen Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

                   AVERAGE NET ASSETS                    % PER ANNUM
--------------------------------------------------------------------
First $500 million......................................   .50 of 1%
Over $500 million.......................................   .45 of 1%

    For the six months ended June 30, 1998, the Fund recognized expenses of approximately $12,000 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    For the six months ended June 30, 1998, the Fund recognized expenses of approximately $102,800 representing Van Kampen Funds Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting, cash management and legal services to the Fund.

    Van Kampen Investor Services Inc. ("VKIS"), an affiliate of the Adviser, serves as the shareholder servicing agent of the Fund. For the six months ended June 30, 1998, the Fund recognized expenses of approximately $426,000. Beginning in 1998, the transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

                           June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

3. CAPITAL TRANSACTIONS

The Fund has outstanding three classes of shares of beneficial interest, Classes A, B and C each with a par value of $.01 per share. There are an unlimited number of shares of each class authorized.

    At June 30, 1998, capital aggregated $788,911,394, $260,451,038 and
$56,045,642 for Classes A, B and C, respectively. For the six months ended June 30, 1998, transactions were as follows:

                                            SHARES              VALUE
-------------------------------------------------------------------------
Sales:
  Class A...............................    4,233,096       $  62,831,334
  Class B...............................    3,180,368          47,229,458
  Class C...............................    1,327,094          19,683,882
                                          -----------       -------------
Total Sales.............................    8,740,558       $ 129,744,674
                                          ===========       =============
Dividend Reinvestment:
  Class A...............................      610,338       $   9,052,515
  Class B...............................      158,750           2,354,235
  Class C...............................       44,480             659,434
                                          -----------       -------------
Total Dividend Reinvestment.............      813,568       $  12,066,184
                                          ===========       =============
Repurchases:
  Class A...............................   (2,986,122)      $ (44,311,356)
  Class B...............................   (1,148,948)        (17,049,285)
  Class C...............................     (175,439)         (2,599,752)
                                          -----------       -------------
Total Repurchases.......................   (4,310,509)      $ (63,960,393)
                                          ===========       =============

                           June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

    At December 31, 1997, capital aggregated $761,338,901, $227,916,630 and
$38,302,078 for Classes A, B and C, respectively. For the year ended December 31, 1997, transactions were as follows:

                                               SHARES             VALUE
---------------------------------------------------------------------------
Sales:
  Class A................................     6,584,725       $  95,897,790
  Class B................................     5,414,821          78,851,895
  Class C................................     1,645,028          24,015,792
                                             ----------       -------------
Total Sales..............................    13,644,574       $ 198,765,477
                                             ==========       =============
Dividend Reinvestment:
  Class A................................     1,260,959       $  18,367,805
  Class B................................       276,853           4,036,121
  Class C................................        52,358             764,110
                                             ----------       -------------
Total Dividend Reinvestment..............     1,590,170       $  23,168,036
                                             ==========       =============
Repurchases:
  Class A................................    (6,688,927)      $ (97,347,533)
  Class B................................    (2,235,801)        (32,600,924)
  Class C................................      (397,427)         (5,809,634)
                                             ----------       -------------
Total Repurchases........................    (9,322,155)      $(135,758,091)
                                             ==========       =============

    Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). Class B shares will automatically convert to Class A shares after the eighth year following purchase. The CDSC will be imposed on most redemptions made within six years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                                                           CONTINGENT
                                                            DEFERRED
                                                          SALES CHARGE
              YEAR OF REDEMPTION                      CLASS B       CLASS C
---------------------------------------------------------------------------
First..........................................         4.00%         1.00%
Second.........................................         3.75%          None
Third..........................................         3.50%          None
Fourth.........................................         2.50%          None
Fifth..........................................         1.50%          None
Sixth..........................................         1.00%          None
Seventh and Thereafter.........................          None          None

                           June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

    For the six months ended June 30, 1998, Van Kampen, as distributor for the Fund, received commissions on sales of the Fund's Class A shares of approximately $208,400 and CDSC on redeemed shares of approximately $323,600. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $575,779,555 and $501,935,057, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, maturity and duration. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when exercising a call option contract or taking delivery of a security underlying a futures contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the option or futures contract.

    Summarized on the following page are the specific types of derivative financial instruments used by the Fund.

A. OPTION CONTRACTS--An option contract gives the buyer the right, but not the obligation to buy (call) or sell (put) an underlying item at a fixed exercise price during a specified period. These contracts are generally used by the Fund to manage the portfolio's effective maturity and duration.

                           June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

    Transactions in options for the six months ended June 30, 1998, were as follows:

                                             CONTRACTS       PREMIUM
-----------------------------------------------------------------------
Outstanding at December 31, 1997...........       -0-     $         -0-
Options Written and Purchased (Net)........     9,650           858,791
Options Terminated in Closing Transactions
  (Net)....................................    (4,550)         (485,893)
Options Expired (Net)......................    (5,100)         (372,898)
                                              -------     -------------
Outstanding at June 30, 1998...............       -0-     $         -0-
                                              =======     =============

B. FUTURES CONTRACTS--A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in futures on U.S. Treasury Bonds and the Municipal Bond Index and typically closes the contract prior to the delivery date. These contracts are generally used to manage the portfolio's effective maturity and duration.

    Upon entering into futures contracts, the Fund maintains, in a segregated account with its custodian, securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin).

    Transactions in futures contracts for the six months ended June 30, 1998, were as follows:

                                                           CONTRACTS
--------------------------------------------------------------------
Outstanding at December 31, 1997.........................      448
Futures Opened...........................................    7,462
Futures Closed...........................................   (7,910)
                                                            ------
Outstanding at June 30, 1998.............................      -0-
                                                            ======

C. INDEXED SECURITIES--These instruments are identified in the portfolio of investments. The price of these securities may be more volatile than the price of a comparable fixed rate security.

    An Inverse Floating security is one where the coupon is inversely indexed to a short-term floating interest rate multiplied by a specified factor. As the floating rate rises,

                           June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

the coupon is reduced. Conversely, as the floating rate declines, the coupon is increased. These instruments are typically used by the Fund to enhance the yield of the portfolio.

    An Embedded Swap security includes a swap component such that the fixed coupon component of the underlying bond is adjusted by the difference between the security's fixed swap rate and the floating swap index. These instruments are typically used by the Fund to enhance the yield of the portfolio.

6. DISTRIBUTION AND SERVICE PLANS

The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

    Annual fees under the Plans of up to .25% for Class A net assets and 1.00% each for Class B and Class C net assets are accrued daily. Included in these fees for the six months ended June 30, 1998 are payments retained by Van Kampen of approximately $1,062,700.

                                VAN KAMPEN FUNDS

EQUITY FUNDS
Domestic
   Aggressive Equity
   Aggressive Growth
   American Value
   Comstock
   Emerging Growth
   Enterprise
   Equity Growth
   Equity Income
   Growth
   Growth and Income
   Harbor
   Pace
   Real Estate Securities
   U.S. Real Estate
   Utility
   Value
International/Global
   Asian Growth
   Emerging Markets
   Global Equity
   Global Equity Allocation
   Global Managed Assets
   International Magnum
   Latin American

FIXED-INCOME FUNDS
Income
   Corporate Bond
   Global Fixed Income
   Global Government Securities
   Government Securities
   High Income Corporate Bond
   High Yield
   High Yield & Total Return
   Limited Maturity Government
   Short-Term Global Income
   Strategic Income
   U.S. Government
   U.S. Government Trust for Income
   Worldwide High Income

Tax Exempt Income
   California Insured Tax Free
   Florida Insured Tax Free Income
   High Yield Municipal
   Insured Tax Free Income
   Intermediate Term Municipal Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Tax Free High Income
Capital Preservation and
Senior Loan Fund
   Prime Rate Income Trust
   Reserve
   Senior Floating Rate
   Tax Free Money

   To find out more about any of these funds, ask your financial adviser for a prospectus, which contains more complete information, including sales charges, risks, and expenses. Please read it carefully before you invest or send money.

   To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

   - visit our web site at
     WWW.VAN-KAMPEN.COM -- to view prospectuses, select Investors' Place, then Download a Prospectus

   - call us at 1-800-341-2911 weekdays from 7:00 a.m. to 7:00 p.m. Central time (Telecommunications Device for the Deaf users, call 1-800-421-2833)

   - e-mail us by visiting
     WWW.VAN-KAMPEN.COM and selecting Investors' Place

                      VAN KAMPEN TAX FREE HIGH INCOME FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN

RICHARD M. DEMARTINI*

LINDA HUTTON HEAGY

R. CRAIG KENNEDY

JACK E. NELSON

DON G. POWELL*

PHILLIP G. ROONEY

FERNANDO SISTO

WAYNE W. WHALEN* - Chairman

OFFICERS

DENNIS J. MCDONNELL*
President

RONALD A. NYBERG*
Vice President and Secretary

EDWARD C. WOOD, III*
Vice President and Chief Financial Officer

CURTIS W. MORELL*
Vice President and Chief Accounting Officer

JOHN L. SULLIVAN*
Treasurer

TANYA M. LODEN*
Controller

PETER W. HEGEL*

PAUL R. WOLKENBERG*
Vice Presidents


INVESTMENT ADVISER

VAN KAMPEN INVESTMENT ADVISORY CORP.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 418256
Kansas City, Missouri 64141-9256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

KPMG PEAT MARWICK LLP
Peat Marwick Plaza
303 East Wacker Drive

Chicago, Illinois 60601

* "Interested" persons of the Fund, as defined in the Investment Company Act of 1940.

(C) Van Kampen Funds Inc., 1998  All rights reserved.

(SM) denotes a service mark of Van Kampen Funds Inc.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data. After December 31, 1998, the report, if used with prospective investors, must be accompanied by a quarterly performance update.

                      VAN KAMPEN TAX FREE HIGH INCOME FUND

THIS PAGE INTENTIONALLY LEFT BLANK

                    TABLE OF CONTENTS

Letter to Shareholders...........................  1
Performance Results..............................  3
Glossary of Terms................................  4
Portfolio Management Review......................  6
Portfolio Highlights.............................  9
Portfolio of Investments......................... 10
Statement of Assets and Liabilities.............. 15
Statement of Operations.......................... 16
Statement of Changes in Net Assets............... 17
Financial Highlights............................. 18
Notes to Financial Statements.................... 21

CAI SAR 8/98

                             LETTER TO SHAREHOLDERS



July 15, 1998

Dear Shareholder,
    As you may know, Van Kampen
American Capital is consolidating all
of the retail mutual funds that we
distribute under the single name of
Van Kampen Funds. This move
accompanies the change in our legal
name to Van Kampen Funds Inc.                  [PHOTO]
    You can be assured that the
change in your fund's name will not
affect its management or daily
operations. You will begin seeing the     DENNIS J. MCDONNELL AND DON G. POWELL
application of this change with this
report. In addition, as of August 31,
your fund will be listed in the daily newspapers by share class under the heading "Van Kampen Funds." For your convenience, we have enclosed a separate brochure that covers additional details related to these changes.

ECONOMIC REVIEW
    The U.S. economy continued to expand at a robust pace despite a deepening recession in Asia. The nation's inflation-adjusted output of goods and services ran at 5.4 percent during the first quarter, an annualized rate considered by many economists to be virtually unsustainable without leading to inflation. As the reporting period ended, however, there were indications that the Asian financial crisis was finally having a moderating impact on the economy. Also, the Conference Board's index of leading indicators has forecasted a slowdown in economic growth for later this year.
    Despite the generally solid pace of economic activity, inflation remained benign. Consumer prices rose by 1.7 percent during the 12 months through June, while producer prices actually declined during the same period. Falling commodity prices and the impact of the strong dollar helped to offset the inflationary implications of a tight labor market and strong consumer spending.
    While the Federal Reserve kept short-term interest rates steady at 5.5 percent during the reporting period, minutes from the central bank's May policy meeting indicated growing sentiment for tightening monetary policy if the drag from Asia does not slow the American economy on its own.

MARKET REVIEW
    Tax-exempt bonds benefited from the growing perception that the domestic economy was slowing as a result of the turmoil in Asia. Interest rates fell during the last six months of 1997 as the crisis in the Far East lowered inflationary expectations in the United States. Bond yields then rose slightly during the spring amid signs that some Asian economies

                                                          Continued on page  two
were beginning to recover. When weakness in the Japanese yen undercut that recovery, long-term interest rates resumed their decline.
    The year-to-date supply of new tax-exempt issues is at record levels, almost 51 percent greater than that of the same period in 1997. Despite low absolute yields, these securities saw their demand keep pace with supply, as the ratio of tax-exempt yields to Treasuries remained extremely attractive. At the end of the reporting period, the Bond Buyer 40 Revenue Index--a widely used benchmark that consists of 40 actively traded, long-term investment grade securities--yielded
5.22 percent, while long-term Treasuries yielded 5.62 percent. This represents a taxable equivalent yield of 7.57 percent and 8.16 percent, respectively, for individuals in the 31 percent and 36 percent income tax brackets.

OUTLOOK
    We believe economic growth is likely to moderate in coming months as the impact of the Asian crisis becomes more evident. A return to the "Goldilocks" economy--not too hot, not too cold--should allow long-term interest rates to fall modestly from current levels. If fallout from Asia does not slow economic activity enough to counteract the inflationary pressures building in the economy, the Federal Reserve could raise short-term interest rates by the end of the year.
    Additional details about your fund, including a question-and-answer section with your portfolio management team, are provided in this report. As always, we are pleased to have the opportunity to serve you and your family through our diverse menu of quality investments.

Sincerely,

[sig]
Don G. Powell

Chairman
Van Kampen
Investment Advisory Corp.

[sig]
Dennis J. McDonnell

President
Van Kampen
Investment Advisory Corp.

             PERFORMANCE RESULTS FOR THE PERIOD ENDED JUNE 30, 1998

                  VAN KAMPEN CALIFORNIA INSURED TAX FREE FUND

                                            A SHARES    B SHARES    C SHARES
 TOTAL RETURNS
Six-month total return based on NAV(1)....     2.61%       2.18%       2.18%
Six-month total return(2).................    (0.70%)     (0.82%)      1.18%
One-year total return(2)..................     5.12%       4.79%       6.79%
Five-year average annual total
  return(2)...............................     5.03%       4.90%         N/A
Ten-year average annual total return(2)...     7.74%         N/A         N/A
Life-of-Fund average annual total
  return(2)...............................     7.86%       5.26%       4.74%
Commencement date.........................  12/13/85    05/01/93    08/13/93

 DISTRIBUTION RATES AND YIELD

Distribution rate(3)......................     4.66%       4.10%       4.10%
Taxable equivalent distribution rate(4)...     8.03%       7.07%       7.07%
SEC Yield(5)..............................     4.00%       3.42%       3.37%
N/A = Not Applicable

(1) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (3.25% for A shares) or contingent deferred sales charge for early withdrawal (3% for B shares and 1% for C shares).

(2) Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (A shares) or contingent deferred sales charge for early withdrawal (B and C shares).

(3) Distribution rate represents the monthly annualized distributions of the Fund at the end of the period and not the earnings of the Fund.

(4) Taxable equivalent calculations reflect a combined federal and state income tax rate of 42%, which takes into consideration the deductibility of individual state taxes paid.

(5) SEC Yield is a standardized calculation prescribed by the Securities and Exchange Commission for determining the amount of net income a portfolio should theoretically generate for the 30-day period ending June 30, 1998.

See the Fund Performance section of the current prospectus. Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions. Fund shares, when redeemed, may be worth more or less than their original cost.

No representation is made as to any insurer's ability to meet its commitments. The insurance does not remove market risk since it does not apply to the value of the securities in the Fund's portfolio, and the Fund's net asset value may fluctuate depending on changes in interest rates and other factors affecting the municipal credit market.

Market forecasts provided in this report may not necessarily come to pass.

                               GLOSSARY OF TERMS

BASIS POINT: A measure used in quoting bond yields. One hundred basis points is equal to 1 percent. For example, if a bond's yield changes from 7.00 to 6.65 percent, it is a 35 basis-point move.

CALL FEATURE: Allows the issuer to buy back a bond on specific call dates before maturity. Call dates and prices are set when the bond is issued. To compensate the bondholder for loss of income and ownership, the initial call price is usually higher than the face value of the bond. Bonds are usually called when interest rates drop so significantly that the issuer can save money by issuing new bonds at lower rates.

A callable bond is "priced to the call" when it is selling at a premium, because it is assumed that the issuer will redeem the bond at its call date, rather than at maturity.

CLASS A SHARES: When Class A shares of a fund are purchased, the share price includes the net asset value plus a one-time sales charge (or "load"). There is no redemption fee (Contingent Deferred Sales Charge).

COUPON RATE: The stated rate of interest the bond pays until maturity, expressed as a percentage of the face value.

CREDIT SPREAD: Also called quality spread, the difference in yield between higher-quality issues (such as Treasury securities) and lower-quality issues. Normally, lower-quality issues provide higher yields to compensate investors for the additional credit risk.

DURATION: A measure of the sensitivity of a bond's price to changes in interest rates, expressed in years. Each year of duration represents an expected 1 percent change in the price of a bond for every 1 percent change in interest rates. The longer a fund's duration, the greater the effect of interest rate movements on net asset value. Typically, funds with shorter durations have performed better in rising rate environments, while funds with longer durations have performed better when rates decline.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve System, which is the central bank system of the United States. Its policy-making committee, called the Federal Open Market Committee, meets eight times a year to establish monetary policy and monitor the economic pulse of the U.S.

GENERAL OBLIGATION BONDS: Bonds backed by the full faith and credit (taxing authority) of the issuer for timely payment of interest and principal. These bonds are issued to finance essential government projects, such as highways and schools.

INFLATION: An economic state in which the money supply and business activity dramatically increase, accompanied by sharply rising prices. Inflation is widely measured by the Consumer Price Index, an economic indicator that measures the change in the cost of purchased goods and services.

MUNICIPAL BOND: A debt security issued by a state, municipality, or other government entity to finance capital expenditures such as the construction of highways, public works, or school buildings. Interest on municipal bonds is exempt from federal taxation and, potentially, from state and local taxation.

NET ASSET VALUE (NAV): The value of a mutual fund share, calculated by deducting a fund's liabilities from its total assets and dividing this amount by the number of shares outstanding. The NAV does not include any initial or contingent deferred sales charge.

PREREFUNDING: A process whereby new bonds are issued to refinance an outstanding bond issue. This typically occurs when interest rates decline and an issuer replaces its higher-yielding bonds with current lower-yielding issues.

YIELD CURVE: A result of viewing the yields of U.S. Treasury securities maturing in 1, 5, 10, and 30 years. When grouped together and graphed, a pattern of increasing yield is often reflected as the time to maturity extends. This pattern creates an upward sloping "curve." A "flat" yield curve represents little difference between short- and long-term interest rates.

                          PORTFOLIO MANAGEMENT REVIEW
                  VAN KAMPEN CALIFORNIA INSURED TAX FREE FUND

We recently spoke with the management team of the Van Kampen California Insured Tax Free Fund about the key events and economic forces that shaped the markets during the first half of the Fund's fiscal year. The team includes Joseph A. Piraro, portfolio manager, and Peter W. Hegel, chief investment officer for fixed-income investments. The following excerpts reflect their views on the Fund's performance during the six-month period ended June 30, 1998.

Q HOW WOULD YOU DESCRIBE THE PREVAILING MARKET CONDITIONS DURING THE PAST SIX MONTHS?

A The markets have been in a fairly modest trading range, which is what you might expect in the persistently benign market environment of low interest rates, low inflation, and moderate economic growth we've seen so far this year. The Federal Reserve Board has held short-term interest rates steady, so any market movement we've seen has been a function of investors trying to anticipate how the Fed might react to economic conditions as they change over time.
      Because of supply-and-demand fundamentals and the impact of the Asian financial crisis, municipal bonds did not perform as well as Treasuries. As the U.S. dollar has risen in value relative to Asian currencies, the demand for U.S. Treasury securities has increased. At the same time, the federal budget surplus has reduced the government's need to issue new debt (such as Treasury bonds). As a result, fewer bonds are available to meet this increased demand. Consequently, as bond prices were driven up, the yield on the 30-year Treasury declined during the period--from 5.92 percent on December 31, 1997, to 5.62 percent on June 30, 1998--after reaching an all-time low of 5.57 percent.
      The fundamental factors at work in the municipal market have created the opposite situation: historically low interest rates have fueled refundings as well as new borrowings, resulting in a 51 percent increase in the supply of new bond issues compared to the same period last year. Although these lower interest rates were not quite as attractive to investors seeking yield, investor demand did keep pace with supply. Because the yields available on municipal securities were nearly as high as Treasury yields, the market attracted a high level of activity among casualty insurance companies and banks, as well as "crossover" buyers (institutions that typically purchase taxable securities). At the end of the reporting period, the Bond Buyer 40 Index (an index of 40 actively traded, long-term investment grade securities) had a yield of 5.22 percent, or 93 percent of the yield available from long-term Treasuries. In addition, the difference between the yields on municipal securities of varying credit quality has been very narrow.

Q     ARE THERE ANY MARKET CONDITIONS SPECIFIC TO CALIFORNIA THAT INFLUENCED THE
      FUND?

A California has a robust economy, as reflected by the uptrends in real estate, construction, and tourism. It seems that the Asian crisis has had a limited effect on California's economy. The employment picture has improved, and other factors--such as the deregulation of utilities--have had a minimal impact on credit concerns. We can't even blame anything on El Nino, because there hasn't been serious crop damage or any weather-related disasters.
      Still, California market participants tend to pay close attention to credit quality because of the memories of the Orange County crisis. But even without this bias, you can see why investors would be attracted to tax-exempt municipal bonds. As we mentioned, with long-term AAA-rated insured municipals providing around 93 percent of the yield available on 30-year Treasuries, which are taxable, you're getting nearly as much income--even before the tax advantage--and you're not giving up much in terms of credit quality.

Q     HOW HAVE THESE CONDITIONS AFFECTED THE WAY YOU MANAGE THE FUND?

A The strong supply of municipal bonds benefited mutual fund portfolio managers, as there were plenty of quality bond issues from which to choose. Insured issuance accounted for about 63 percent of the state's supply through the end of the first quarter, allowing us ample opportunity to keep the portfolio well-diversified.
      We are always on the lookout for signs that would indicate a change in a sector's relative value. We believe it's too early to completely write off the impact of Asia's financial turmoil, for example. With California's proximity to that region, and its status as a shipping and import/export hub, any ripples that rock Asia are likely to be felt to some extent in California.
      Having said that, we really haven't seen any repercussions that would require immediate action. The portfolio structure was not radically altered, as you can see by our top five allocations by sector as of June 30, 1998: tax district issues (21 percent), public education (17 percent), public building (15 percent), general purpose issues (12 percent), and water & sewer (11 percent). For additional portfolio highlights, please refer to page nine.

Q     WERE YOU PLEASED WITH THE FUND'S PERFORMANCE DURING THE REPORTING PERIOD?

A For the most part, yes. We've put together a string of fairly solid quarters, placing the Fund in the middle to upper portion of its peer group. For the first two quarters through June 30, 1998, the Fund achieved a total return of 2.61 percent(1) (Class A shares at net asset value). By comparison, the Lehman Brothers Municipal Bond Index produced a total return of
2.69 percent over the same period. This index is a broad-based index of municipal bonds and does not reflect any commissions that would be paid by an investor purchasing the securities it represents.
      The Fund's dividend of $0.0735 was unchanged during the reporting period. The Fund's distribution rate was 4.66 percent(3) as of June 30, 1998, which means the taxable-equivalent distribution rate for an investor in the 42 percent combined federal and state income tax bracket would be 8.03 percent(4). Please refer to the chart on page three for additional Fund performance results.

Q     WHAT DO YOU SEE ON THE HORIZON FOR THE MARKETS AND THE
      FUND?


A We believe the low interest-rate environment will continue in the near term, but we are not overly bullish on the market as a whole. While low inflation and controlled economic growth have been the norm, the Fed will continue to weigh the impact of raising interest rates in the second half of the year if the economy gains steam and threatens to drive inflation higher.
      The municipal market is likely to bounce around within its recent trading range in the weeks ahead, unless the taxable market makes a significant move. The supply of bond issues looks like it will remain strong, possibly setting an annual record for the industry. Currently, it's on pace to break the volume record of almost $300 billion set in 1993, and the California market will probably play a big role in this surge of volume.
      The U.S. dollar looks like it will remain strong relative to other currencies, making our bond market more appealing to foreign investors. Already, the U.S. market has higher interest rates than any other country among the world's seven largest industrial nations (the "G-7" countries). Combine these factors with our declining federal budget deficit, which shrinks the supply of government debt, and it's likely that demand will keep pace with the supply of bonds and lend support to bond prices.
      The nation's economy remains moderately strong, yet we don't see any real inflationary pressure, so we're at a stalemate with regard to whether the Fed will be moved to lift interest rates. In any case, uncertainty in the minds of investors tends to be good for the insured market. We believe we can look forward to another six months of solid performance.

[SIG]
Peter W. Hegel

Chief Investment Officer
Fixed Income Investments

[SIG]
Joseph A. Piraro

Portfolio Manager

                                              Please see footnotes on page three

                              PORTFOLIO HIGHLIGHTS

                  VAN KAMPEN CALIFORNIA INSURED TAX FREE FUND

 TOP TEN HOLDINGS AS OF JUNE 30, 1998

                                                                                                PERCENTAGE OF FUND'S
                                                                                                LONG-TERM INVESTMENTS
San Joaquin Hills, CA Transportation Corridor Agency Toll Road Revenue ......................           4.0%
San Jose, CA Finance Authority Revenue Convention Project ...................................           3.5%
Corona, CA Redevelopment Agency Tax Allocation Redevelopment Project Area A .................           3.2%
Modesto, CA Irrigation District Financing Authority Revenue Domestic Water Project ..........           2.8%
South Orange County, CA Public Finance Authority Special Tax Revenue Senior Lien ............           2.5%
Grossmont, CA Union High School District Certificates of Participation ......................           2.5%
California Housing Finance Agency Revenue Home Mortgage .....................................           2.3%
Hayward, CA Certificates of Participation Civic Center Project ..............................           2.2%
Bakersfield, CA Certificates of Participation Convention Center Expansion Project ...........           2.2%
South Orange County, CA Public Finance Authority Special Tax Revenue Senior Lien ............           2.0%

 CREDIT QUALITY AS A PERCENTAGE OF LONG-TERM INVESTMENTS

AAA ......................  100%

Based upon the highest credit quality ratings as determined by Standard & Poor's or Moody's.

 TOP FIVE PORTFOLIO SECTORS AS A PERCENTAGE OF LONG-TERM INVESTMENTS

 AS OF JUNE 30, 1998                       AS OF DECEMBER 31, 1997
Tax District .........  21.3%              Tax District .........   20.5%
Public Education .....  17.0%              Public Education .....   17.0%
Public Building ......  15.2%              General Purpose ......   15.0%
General Purpose ......  12.0%              Public Building ......   14.6%
Water & Sewer ........  11.1%              Health Care ..........    7.5%


 DURATION

          AS OF JUNE 30, 1998          AS OF DECEMBER 31, 1997
Duration       8.00 years                     8.08 years

                            PORTFOLIO OF INVESTMENTS

                           June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

 Par
Amount
(000)                      Description                     Coupon    Maturity  Market Value
-------------------------------------------------------------------------------------------
         CALIFORNIA MUNICIPAL BONDS  98.1%
$2,000   Anaheim, CA Pub Fin Auth Tax Alloc Rev (Inverse
         Fltg) (MBIA Insd)...............................   8.930%   12/28/18  $  2,560,000
1,000    Antioch Area Pub Fac Fin Agy CA Spl Tax Cmnty
         Fac Dist (FGIC Insd)............................   5.000    08/01/18       980,700
3,675    Bakersfield, CA Ctfs Partn Convention Cent
         Expansion Proj (MBIA Insd)......................   5.800    04/01/17     3,914,316
3,000    Bakersfield, CA Ctfs Partn Convention Cent
         Expansion Proj (MBIA Insd)......................   5.875    04/01/22     3,206,370
1,000    Banning, CA Ctfs Partn Administration Bldg Proj
         Ser A Rfdg (MBIA Insd)..........................   5.500    11/01/20     1,037,970
3,000    Bay Area Govt Assn CA Rev Tax Alloc CA Redev Agy
         Pool Ser A2 (FSA Insd)..........................   6.400    12/15/14     3,375,750
1,000    Brawley, CA Ctfs Partn Wtr Sys Impt Proj Rfdg
         (MBIA Insd).....................................   5.000    12/01/24       976,320
1,000    Brea & Olinda, CA Uni Sch Dist Ctfs Partn Sr
         High Sch Pgm Ser A Rfdg (FSA Insd)..............   6.000    08/01/09     1,083,420
1,000    California Edl Fac Auth Rev Loyola Marymount
         Univ Rfdg (MBIA Insd)...........................   5.000    10/01/17       990,770
2,000    California Hlth Fac Fin Auth Rev Insd Sutter
         Hlth Ser A Rfdg (FSA Insd)......................   5.250    08/15/27     2,004,060
2,000    California Hlth Fac Fin Auth Rev Adventist Hlth
         Ser A Rfdg (MBIA Insd)..........................   6.500    03/01/14     2,140,680
2,000    California Hlth Fac Fin Auth Rev Kaiser
         Permanente Ser A (FSA Insd).....................   5.550    08/15/25     2,043,900
4,000    California Hsg Fin Agy Rev Home Mtg Ser A (MBIA
         Insd)...........................................   5.850    08/01/16     4,229,440
   15    California Hsg Fin Agy Rev Hsg Ser B (MBIA
         Insd)...........................................   8.625    08/01/15        15,579
1,135    California Pub Cap Impt Fin Auth Rev Pooled Proj
         Ser B (BIGI Insd)...............................   8.100    03/01/18     1,161,502
1,050    California Spl Dist Assn Fin Corp Ctfs Partn Spl
         Dists Fin Pgm Ser DD (FSA Insd).................   5.625    01/01/27     1,100,054
1,250    California St (FGIC Insd).......................   6.250    09/01/12     1,447,287
  240    California St (MBIA Insd).......................   6.000    10/01/14       259,982
1,000    California St (Prerefunded @ 10/01/02) (MBIA
         Insd)...........................................   6.000    10/01/14     1,094,540
1,000    California St Univ Fresno Assn Inc Rev Auxiliary
         Residence Student Proj (MBIA Insd)..............   6.250    02/01/17     1,108,010
1,000    California Statewide Cmntys Dev Auth Ctfs Partn
         San Diego St Univ Fndtn Rfdg (AMBAC Insd).......   5.250    03/01/22     1,001,950
1,570    California Statewide Cmntys Dev Auth Rev Ctfs
         Partn Insd Children's Hosps Rfdg (MBIA Insd)....   6.000    06/01/10     1,764,507

                                               See Notes to Financial Statements

                           June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

 Par
Amount
(000)                      Description                     Coupon    Maturity  Market Value
-------------------------------------------------------------------------------------------
         CALIFORNIA MUNICIPAL BONDS (CONTINUED)
$2,000   Capistrano, CA Uni Sch Dist Cmnty Fac Dist Spl
         Tax (MBIA Insd) (a).............................   5.000%   09/01/18  $  1,971,120
2,000    Castaic Lake Wtr Agy CA Ctfs Partn Wtr Sys Impt
         Proj Ser A Rfdg (MBIA Insd).....................   7.000    08/01/12     2,441,980
1,205    Channel Islands Beach CA Cmnty Svcs Dist Ctfs
         Partn (FSA Insd)................................   5.700    09/01/21     1,274,842
1,105    Chino, CA Ctfs Partn Redev Agy (MBIA Insd)......   6.200    09/01/18     1,216,881
2,350    Chino, CA Uni Sch Dist Ctfs Partn Master Lease
         Pgm (FSA Insd)..................................   6.250    03/01/09     2,617,665
1,500    Chino, CA Uni Sch Dist Ctfs Partn Master Lease
         Pgm (FSA Insd)..................................   6.000    03/01/14     1,641,015
  445    Colton, CA Jt Uni Sch Dist Cmnty Fac Dist Spl
         Tax Southridge Vlg Rfdg (FSA Insd)..............   5.900    09/01/14       445,721
2,000    Colton, CA Pub Fin Auth Rev Tax Alloc Ser A
         (MBIA Insd).....................................   5.000    08/01/18     1,971,240
   20    Concord, CA Redev Agy Tax Alloc Cent Concord
         Redev Proj Ser 3 (BIGI Insd)....................   8.000    07/01/18        20,796
1,000    Contra Costa Cnty, CA Ctfs Partn Contra Costa
         Cnty Pub Fac Co (BIGI Insd).....................   7.800    06/01/06     1,055,700
  500    Contra Costa Cnty, CA Ctfs Partn Contra Costa
         Cnty Pub Fac Co (BIGI Insd).....................   7.800    06/01/07       527,850
1,550    Contra Costa, CA Wtr Auth Wtr Treatment Rev Ser
         A Rfdg (FGIC Insd)..............................   5.750    10/01/14     1,653,509
5,165    Corona, CA Redev Agy Tax Alloc Redev Proj Area A
         Ser A Rfdg (FGIC Insd)..........................   6.250    09/01/13     5,754,946
1,150    El Centro, CA Redev Agy Tax El Centro Redev Proj
         Rfdg (MBIA Insd)................................   5.500    11/01/26     1,191,653
2,000    Fairfield Suisun, CA Swr Dist Swr Rev Ser A Rfdg
         (MBIA Insd).....................................   6.250    05/01/16     2,144,520
1,000    Folsom, CA Pub Fin Auth Rev Rfdg (AMBAC Insd)...   6.000    10/01/12     1,077,170
1,400    Folsom, CA Pub Fin Auth Rev Rfdg (AMBAC Insd)...   6.000    10/01/19     1,515,430
2,000    Folsom, CA Spl Tax Cmnty Fac Dist No 2 Rfdg
         (Connie Lee Insd)...............................   5.250    12/01/19     2,007,580
1,745    Gilroy, CA Uni Sch Dist Ctfs Partn Measure J Cap
         Projs Rfdg (FSA Insd)...........................   5.875    09/01/06     1,919,779
1,810    Gilroy, CA Uni Sch Dist Ctfs Partn Measure J Cap
         Projs Rfdg (FSA Insd)...........................   6.250    09/01/12     2,006,367
20,000   Grossmont, CA Union High Sch Dist Ctfs Partn
         (MBIA Insd).....................................       *    11/15/21     4,461,200
4,000    Hayward, CA Ctfs Partn Civic Cent Proj (MBIA
         Insd)...........................................   5.250    08/01/26     4,010,680
1,250    Hemet, CA Uni Sch Dist Ctfs Partn Nutrition Cent
         Proj (FSA Insd).................................   5.875    04/01/27     1,342,700
1,545    Imperial, CA Irrig Dist Elec Rev Sys Rfdg (MBIA
         Insd) (a).......................................   5.000    11/01/18     1,522,597
1,225    Lincoln, CA Uni Sch Dist (MBIA Insd)............   5.600    09/01/26     1,279,464

                                               See Notes to Financial Statements

                           June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

 Par
Amount
(000)                      Description                     Coupon    Maturity  Market Value
-------------------------------------------------------------------------------------------
         CALIFORNIA MUNICIPAL BONDS (CONTINUED)
$1,835   Local Govt Fin Auth CA Rev Cap Apprec San
         Francisco Redev (MBIA Insd) (Prerefunded @
         08/01/04).......................................       *    08/01/08  $  1,096,559
  850    Loma Linda, CA Hosp Rev Loma Linda Univ Med Cent
         Proj B Rfdg (AMBAC Insd)........................   7.000%   12/01/15       899,156
1,535    Long Beach, CA Redev Agy Tax Alloc Sub Redev
         Proj Rfdg (AMBAC Insd)..........................   5.125    04/01/20     1,520,970
  662    Los Angeles Cnty, CA Tran Comm Lease Rev Dia RR
         Lease Ltd (FSA Insd)............................   7.375    12/15/06       726,320
2,380    Los Angeles, CA Mtg Rev FHA Security 8 Asstd
         Proj Ser A Rfdg (MBIA Insd).....................   6.100    07/01/25     2,470,464
  500    M-S-R Pub Pwr Agy CA San Juan Proj Rev Ser E
         (MBIA Insd).....................................   6.000    07/01/22       523,130
2,000    Madera Cnty, CA Ctfs Partn Vly Childrens Hosp
         Proj (MBIA Insd)................................   5.000    03/15/23     1,948,620
5,095    Modesto, CA Irrigation Dist Fin Auth Rev
         Domestic Wtr Proj Ser D Rfdg (AMBAC Insd).......   5.000    09/01/17     5,023,568
1,250    North City West, CA Sch Fac Fin Auth Spl Tax Ser
         B Rfdg (FSA Insd)...............................   5.750    09/01/15     1,338,862
1,640    North City West, CA Sch Fac Fin Auth Spl Tax Ser
         B Rfdg (FSA Insd)...............................   6.000    09/01/19     1,789,765
  500    Northern CA Pwr Agy Pub Pwr Rev Combustion
         Turbine Proj 1 Ser A Rfdg (MBIA Insd)...........   6.000    08/15/10       511,280
  400    Northern CA Pwr Agy Pub Pwr Rev Hydro Elec Proj
         1 Ser A Rfdg (Prerefunded @ 07/01/21) (AMBAC
         Insd)...........................................   7.500    07/01/23       525,092
2,000    Oakland, CA St Bldg Auth Lease Rev Elihu M
         Harris Ser A (AMBAC Insd).......................   5.000    04/01/23     1,956,760
2,760    Oakland, CA Uni Sch Dist Alameda Cnty Cap Apprec
         Ser A (FGIC Insd) (Prerefunded @ 08/01/06)......       *    08/01/13     1,270,511
3,475    Oakland, CA Uni Sch Dist Alameda Cnty Cap Apprec
         Ser A (FGIC Insd) (Prerefunded @ 08/01/06)......       *    08/01/14     1,497,621
1,220    Oceanside, CA Cmnty Dev Mtg FHA North River Club
         Ser A Rfdg (MBIA Insd)..........................   5.850    07/01/16     1,271,777
1,000    Pajaro Vly, CA Unified Sch Dist Ctfs Partn Sch
         Fac Brdg Fdg Pgm (FSA Insd).....................   5.850    09/01/32     1,073,320
3,000    Palm Desert, CA Fin Auth Tax Alloc Rev (Inverse
         Fltg) (MBIA Insd)...............................   8.705    04/01/22     3,547,500
1,000    Palmdale, CA Wtr Dist Rev Ctfs Partn Rfdg (FGIC
         Insd)...........................................   5.000    10/01/18       980,580
1,000    Palmdale, CA Wtr Dist Rev Ctfs Partn Rfdg (FGIC
         Insd)...........................................   5.000    10/01/23       976,790
1,000    Perris, CA Sch Dist Ctfs Partn Rfdg (FSA
         Insd)...........................................   6.100    03/01/16     1,093,800
1,000    Pinole, CA Redev Agy Tax Alloc Pinole Vista
         Redev Proj A Rfdg (MBIA Insd)...................   5.000    08/01/17       986,050

                                               See Notes to Financial Statements

                           June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

 Par
Amount
(000)                      Description                     Coupon    Maturity  Market Value
-------------------------------------------------------------------------------------------
         CALIFORNIA MUNICIPAL BONDS (CONTINUED)
$1,945   Pittsburg, CA Uni Sch Dist Ctfs Partn (AMBAC
         Insd)...........................................   6.300%   09/01/15  $  2,141,328
2,000    Placer Cnty, CA Ctfs Partn Juvenile Detention
         Fac Rfdg (MBIA Insd)............................   5.000    07/01/25     1,952,220
1,360    Port Hueneme, CA Ctfs Partn Cap Impt Pgm Rfdg
         (MBIA Insd).....................................   6.000    04/01/19     1,538,065
1,000    Rancho Cucamonga, CA Redev Agy Tax Alloc Rancho
         Redev Proj (MBIA Insd)..........................   7.125    09/01/19     1,054,770
1,235    Rancho Cucamonga, CA Redev Agy Tax Alloc Rancho
         Redev Proj (MBIA Insd)..........................   6.750    09/01/20     1,296,676
1,680    Rancho, CA Wtr Dist Spl Tax Cmnty Fac Dist 883
         Ser A Rfdg (AMBAC Insd).........................   6.000    09/01/17     1,844,758
1,000    Redding, CA Elec Sys Rev Ctfs Partn (Inverse
         Fltg) (MBIA Insd)...............................   8.670    07/08/22     1,311,250
2,000    Rialto, CA Spl Tax Cmnty Fac Dist 87-1 Rfdg (FSA
         Insd)...........................................   5.625    09/01/18     2,097,740
3,000    Riverside Cnty, CA Ctfs Partn Historic
         Courthouse Proj (MBIA Insd).....................   5.875    11/01/27     3,231,570
1,070    Riverside, CA Elec Rev Rfdg (AMBAC Insd)........   5.000    10/01/18     1,054,506
2,000    Sacramento, CA Muni Util Dist Elec Rev Ser A
         Rfdg (MBIA Insd)................................   5.750    08/15/13     2,101,500
2,500    San Bernardino Cnty, CA Ctfs Partn Ser B
         (Embedded Swap) (MBIA Insd).....................   7.450    07/01/16     2,659,150
1,000    San Diego, CA Indl Dev Rev San Diego Gas & Elec
         Ser A (MBIA Insd)...............................   6.400    09/01/18     1,096,460
1,110    San Francisco, CA St Bldg Auth Lease Rev (AMBAC
         Insd)...........................................   5.250    12/01/16     1,129,114
1,000    San Gabriel, CA Uni Sch Dist Ctfs Partn (FSA
         Insd)...........................................   6.000    09/01/15     1,084,000
7,050    San Joaquin Hills, CA Tran Corridor Agy Toll Rd
         Rev Ser A Rfdg (MBIA Insd)......................   5.375    01/15/29     7,191,987
5,000    San Joaquin Hills, CA Trns Corridor Agy Toll Rd
         Rev Cap Apprec Ser A Rfdg (MBIA Insd)...........       *    01/15/30       970,700
5,750    San Jose, CA Fin Auth Rev Convention Proj Ser C
         (FSA Insd)......................................   6.375    09/01/13     6,223,282
1,000    Santa Clara Cnty, CA Fin Auth Lease Rev VMC Fac
         Replacement Proj Ser A (Prerefunded @ 11/15/04)
         (AMBAC Insd)....................................   6.875    11/15/14     1,165,680
1,000    Santa Clara, CA Redev Agy Tax Alloc (AMBAC
         Insd)...........................................   7.000    07/01/10     1,207,620
1,000    Santa Fe Springs, CA Cmnty Dev Commn Tax Alloc
         Cons Redev Proj Ser A Rfdg (MBIA Insd)..........   5.000    09/01/17       985,980
1,000    Shasta Lake, CA Ctfs Partn (FSA Insd)...........   6.000    04/01/16     1,094,190
1,990    South Cnty, CA Regl Wastewtr Auth Rev Regl
         Wastewtr Fac Proj Ser A (FGIC Insd).............   6.000    08/01/14     2,151,230
3,735    South Orange Cnty, CA Pub Fin Auth Spl Tax Rev
         Sr Lien Ser A Rfdg (MBIA Insd)..................   7.000    09/01/08     4,508,668
3,000    South Orange Cnty, CA Pub Fin Auth Spl Tax Rev
         Sr Lien Ser A Rfdg (MBIA Insd) (b)..............   7.000    09/01/09     3,651,060

                                               See Notes to Financial Statements

                           June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

 Par
Amount
(000)                      Description                     Coupon    Maturity  Market Value
-------------------------------------------------------------------------------------------
         CALIFORNIA MUNICIPAL BONDS (CONTINUED)
$1,000   Stockton East Wtr Dist CA Ctfs Partn 1990 Proj
         Ser A Rfdg (AMBAC Insd).........................   4.750%   04/01/17  $    956,240
1,050    Stockton, CA Rev Ctfs Partn Wastewtr Treatment
         Plant Expansion Ser A (FGIC Insd) (Prerefunded @
         09/01/04).......................................   6.400    09/01/07     1,193,346
1,015    Stockton, CA Rev Ctfs Partn Wastewtr Treatment
         Plant Expansion Ser A (FGIC Insd) (Prerefunded @
         09/01/04).......................................   6.500    09/01/08     1,159,039
1,100    Sunnyvale, CA Ctfs Partn Parking Fac Ser A Rfdg
         (AMBAC Insd)....................................   5.000    10/01/17     1,084,534
  570    Temecula Vly, CA Uni Sch Dist Ctfs Partn Rfdg
         (FSA Insd)......................................   6.000    09/01/18       621,243
2,000    Torrance, CA Hosp Rev Torrance Mem Hosp Rfdg
         (MBIA Insd).....................................   6.750    01/01/12     2,024,480

1,000    University of CA Rev Resh Facs Ser C Rfdg (FSA
         Insd)...........................................   5.000    09/01/24       976,390
                                                                               ------------

TOTAL LONG-TERM INVESTMENTS  98.1%
  (Cost $165,814,705)........................................................   180,356,783
SHORT-TERM INVESTMENTS  1.5%
  (Cost $2,800,000)..........................................................     2,800,000
                                                                               ------------
TOTAL INVESTMENTS  99.6%
  (Cost $168,614,705)........................................................   183,156,783
OTHER ASSETS IN EXCESS OF LIABILITIES  0.4%..................................       659,645
                                                                               ------------
NET ASSETS  100.0%...........................................................  $183,816,428
                                                                               ============

 *  Zero coupon bond

(a) Securities purchased on a when issued or delayed delivery basis.

(b) Assets segregated as collateral for when issued or delayed delivery purchase commitments.

AMBAC--AMBAC Indemnity Corporation
BIGI--Bond Investor Guaranty Inc.
Connie Lee--Connie Lee Insurance Company
FGIC--Financial Guaranty Insurance Company
FSA--Financial Security Assurance Inc.
MBIA--Municipal Bond Investors Assurance Corp.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                           June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $168,614,705).......................  $183,156,783
Cash........................................................        66,950
Receivables:
  Interest..................................................     2,958,003
  Investments Sold..........................................     1,595,801
  Fund Shares Sold..........................................       376,985
Other.......................................................        19,533
                                                              ------------
      Total Assets..........................................   188,174,055
                                                              ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................     3,488,960
  Income Distributions......................................       282,068
  Distributor and Affiliates................................       156,461
  Fund Shares Repurchased...................................       144,699
  Investment Advisory Fee...................................        71,820
Trustees' Deferred Compensation and Retirement Plans........       128,051
Accrued Expenses............................................        85,568
                                                              ------------
      Total Liabilities.....................................     4,357,627
                                                              ------------
NET ASSETS..................................................  $183,816,428
                                                              ============
NET ASSETS CONSIST OF:
Capital.....................................................  $171,336,406
Net Unrealized Appreciation.................................    14,542,078
Accumulated Undistributed Net Investment Income.............       323,320
Accumulated Net Realized Loss...............................    (2,385,376)
                                                              ------------
NET ASSETS..................................................  $183,816,428
                                                              ============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $143,810,250 and 7,851,326 shares of
    beneficial interest issued and outstanding).............  $      18.32
    Maximum sales charge (3.25%* of offering price).........           .62
                                                              ------------
    Maximum offering price to public........................  $      18.94
                                                              ============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $35,613,797 and 1,945,162 shares of
    beneficial interest issued and outstanding).............  $      18.31
                                                              ============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $4,392,381 and 239,923 shares of
    beneficial interest issued and outstanding).............  $      18.31
                                                              ============
*On sales of $25,000 or more, the sales charge will be
  reduced.

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

               For the Six Months Ended June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest....................................................    $ 4,933,846
                                                                -----------
EXPENSES:
Investment Advisory Fee.....................................        423,328
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $170,326, $161,608
  and $20,674, respectively)................................        352,608
Shareholder Services........................................         60,341
Trustees' Fees and Expenses.................................          8,792
Legal.......................................................          8,277
Custody.....................................................          4,433
Insurance...................................................          1,497
Other.......................................................         64,046
                                                                -----------
    Total Expenses..........................................        923,322
                                                                -----------
NET INVESTMENT INCOME.......................................    $ 4,010,524
                                                                ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................    $ 1,626,783
  Futures...................................................       (128,677)
                                                                -----------
Net Realized Gain...........................................      1,498,106
                                                                -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................     15,629,825
  End of the Period:
    Investments.............................................     14,542,078
                                                                -----------
Net Unrealized Depreciation During the Period...............     (1,087,747)
                                                                -----------
NET REALIZED AND UNREALIZED GAIN............................    $   410,359
                                                                ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................    $ 4,420,883
                                                                ===========

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                   For the Six Months Ended June 30, 1998 and
                  the Year Ended December 31, 1997 (Unaudited)
--------------------------------------------------------------------------------

                                                      Six Months Ended       Year Ended
                                                       June 30, 1998      December 31, 1997
-------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.............................        $  4,010,524        $  8,171,627
Net Realized Gain.................................           1,498,106           1,186,738
Net Unrealized Appreciation/Depreciation
  During the Period...............................          (1,087,747)          4,996,359
                                                          ------------        ------------
Change in Net Assets from Operations..............           4,420,883          14,354,724
                                                          ------------        ------------
Distributions from Net Investment Income:
  Class A Shares..................................          (3,420,983)         (6,593,552)
  Class B Shares..................................            (667,012)         (1,190,355)
  Class C Shares..................................             (85,357)           (110,912)
                                                          ------------        ------------
Total Distributions...............................          (4,173,352)         (7,894,819)
                                                          ------------        ------------
NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES......................................             247,531           6,459,905
                                                          ------------        ------------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold.........................          17,007,372          21,168,004
Net Asset Value of Shares Issued Through Dividend
  Reinvestment....................................           2,516,866           4,809,591
Cost of Shares Repurchased........................         (11,419,689)        (30,260,768)
                                                          ------------        ------------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS....................................           8,104,549          (4,283,173)
                                                          ------------        ------------
TOTAL INCREASE IN NET ASSETS......................           8,352,080           2,176,732
NET ASSETS:
Beginning of the Period...........................         175,464,348         173,287,616
                                                          ------------        ------------
End of the Period (Including accumulated
  undistributed net investment income of $323,320
  and $486,148, respectively).....................        $183,816,428         $175,464,348
                                                          ============         ============

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

 The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------


                                                               Year Ended December 31
                                     Six Months Ended   -------------------------------------
          Class A Shares              June 30, 1998      1997      1996        1995    1994
---------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the
  Period...........................           $18.294   $17.605   $17.736   $15.802   $18.286
                                              -------   -------   -------   -------   -------
Net Investment Income..............              .424      .880      .857      .884      .912
Net Realized and Unrealized
  Gain/Loss........................              .040      .658     (.145)    1.938    (2.484)
                                              -------   -------   -------   -------   -------
Total from Investment Operations...              .464     1.538      .712     2.822    (1.572)
Less Distributions from Investment
  Income...........................              .441      .849      .843      .888      .912
                                              -------   -------   -------   -------   -------
Net Asset Value, End of the
  Period...........................           $18.317   $18.294   $17.605   $17.736   $15.802
                                              =======   =======   =======   =======   =======
Total Return* (a)..................             2.61%**   8.93%     4.20%    18.28%    (8.75%)
Net Assets at End of the Period (In
  millions)........................            $143.8    $140.7    $142.5    $147.6    $130.3
Ratio of Expenses to Average Net
  Assets*..........................              .89%      .96%     1.02%      .89%      .78%
Ratio of Net Investment Income to
  Average Net Assets*..............             4.68%     4.96%     4.94%     5.23%     5.46%
Portfolio Turnover.................               17%**     46%       35%       42%       56%
* If certain expenses had not been reimbursed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net
  Assets...........................               N/A       N/A     1.03%     1.05%     1.08%
Ratio of Net Investment Income to
  Average Net Assets...............               N/A       N/A     4.94%     5.07%     5.16%

** Non-Annualized.

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

N/A = Not Applicable

                                               See Notes to Financial Statements

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                                                               Year Ended December 31,
                                     Six Months Ended   -------------------------------------
          Class B Shares              June 30, 1998      1997      1996      1995      1994
---------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the
  Period...........................           $18.289   $17.603   $17.736   $15.805   $18.266
                                              -------   -------   -------   -------   -------
Net Investment Income..............              .350      .741      .720      .766      .785
Net Realized and Unrealized
  Gain/Loss........................              .045      .662     (.142)    1.926    (2.482)
                                              -------   -------   -------   -------   -------
Total from Investment Operations...              .395     1.403      .578     2.692    (1.697)
Less Distributions from Net
  Investment Income................              .375      .717      .711      .761      .764
                                              -------   -------   -------   -------   -------
Net Asset Value, End of the
  Period...........................           $18.309   $18.289   $17.603   $17.736   $15.805
                                              =======   =======   =======   =======   =======
Total Return* (a)..................           2.18%**     8.19%     3.35%    17.33%    (9.39%)
Net Assets at End of the Period (In
  millions)........................             $35.6     $31.0     $28.6     $24.6     $17.1
Ratio of Expenses to Average Net
  Assets*..........................             1.64%     1.72%     1.79%     1.61%     1.52%
Ratio of Net Investment Income to
  Average Net Assets*..............             3.91%     4.18%     4.17%     4.51%     4.71%
Portfolio Turnover.................             17%**       46%       35%       42%       56%
* If certain expenses had not been reimbursed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net
  Assets                                          N/A       N/A     1.79%     1.77%     1.82%
Ratio of Net Investment Income to
  Average Net Assets                              N/A       N/A     4.16%     4.35%     4.41%

** Non-Annualized

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

N/A = Not Applicable

                                               See Notes to Financial Statements

       The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                                                            Year Ended December 31,
                                Six Months Ended    ----------------------------------------
        Class C Shares            June 30, 1998        1997       1996      1995      1994
--------------------------------------------------------------------------------------------
Net Asset Value, Beginning of
  the Period..................            $18.286      $17.602   $17.736   $15.798   $18.257
                                          -------      -------   -------   -------   -------
Net Investment Income.........               .353         .727      .722      .758      .773
Net Realized and Unrealized
  Gain/Loss...................               .043         .674     (.145)    1.941    (2.468)
                                          -------      -------   -------   -------   -------
Total from Investment
  Operations..................               .396        1.401      .577     2.699    (1.695)
Less Distributions from Net
  Investment Income...........               .375         .717      .711      .761      .764
                                          -------      -------   -------   -------   -------
Net Asset Value, End of the
  Period......................            $18.307      $18.286   $17.602   $17.736   $15.798
                                          =======      =======   =======   =======   =======
Total Return* (a).............            2.18%**        8.19%     3.35%    17.40%    (9.40%)
Net Assets at End of the
  Period
  (In millions)...............               $4.4         $3.8      $2.2      $1.8      $2.8
Ratio of Expenses to Average
  Net Assets*.................              1.64%        1.71%     1.79%     1.60%     1.51%
Ratio of Net Investment Income
  to Average Net Assets*......              3.91%        4.15%     4.16%     4.50%     4.71%
Portfolio Turnover............              17%**          46%       35%       42%       56%
*If certain expenses had not been reimbursed by Van Kampen, total return would have
 been lower and the ratios would have been as follows:
Ratio of Expenses to Average
  Net Assets..................                N/A          N/A     1.80%     1.75%     1.82%
Ratio of Net Investment Income
  to Average Net Assets.......                N/A          N/A     4.16%     4.34%     4.39%

** Non-Annualized

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

N/A = Not Applicable

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                           June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen California Insured Tax Free Fund, formerly known as Van Kampen American Capital California Insured Tax Free Fund, (the "Fund") is organized as a series of the Van Kampen Tax Free Trust, a Delaware business trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to provide California investors with a high level of current income exempt from federal and California income taxes, with liquidity and safety of principal, primarily through investment in a diversified portfolio of insured California municipal securities. The Fund commenced investment operations on December 13, 1985. The distribution of the Fund's Class B shares and Class C shares commenced on May 1, 1993 and August 13, 1993, respectively.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Investments are stated at value using market quotations or, if such valuations are not available, estimates obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

C. INCOME AND EXPENSES--Interest income is recorded on an accrual basis. Bond premium and original issue discount are amortized over the expected life of each applicable security. Expenses of the Fund are allocated on a pro rata basis to each class

                           June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income, if any, to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of the Federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At December 31, 1997, the Fund had an accumulated capital loss carryforward for tax purposes of $3,883,482, which will expire between December 31, 2002 and December 31, 2003.

    At June 30, 1998, for federal income tax purposes, cost of long- and short-term investments is $168,614,705; the aggregate gross unrealized appreciation is $14,556,373 and the aggregate gross unrealized depreciation is $14,295, resulting in net unrealized appreciation of $14,542,078.

E. DISTRIBUTION OF INCOME AND GAINS--The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually.

F. INSURANCE EXPENSE--The Fund typically invests in insured bonds. Any portfolio securities not specifically covered by a primary insurance policy are insured secondarily through the Fund's portfolio insurance policy. Insurance premiums are based on the daily balances of uninsured bonds in the portfolio of investments and are charged to expense on an accrual basis. The insurance policy guarantees the timely payment of principal and interest on the securities in the Fund's portfolio.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES Under the terms of the Fund's Investment Advisory Agreement, Van Kampen Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE NET ASSETS                                           % PER ANNUM
------------------------------------------------------------------------
First $100 million......................................     .500 of 1%
Next $150 million.......................................     .450 of 1%
Next $250 million.......................................     .425 of 1%
Over $500 million.......................................     .400 of 1%

                           June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

    For the six months ended June 30, 1998, the Fund recognized expenses of approximately $3,600 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    For the six months ended June 30, 1998, the Fund recognized expenses of approximately $33,700, representing Van Kampen Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund.

    Van Kampen Investor Services Inc. ("VKIS"), an affiliate of the Adviser, serves as the shareholder servicing agent of the Fund. For the six months ended June 30, 1998, the Fund recognized expenses of approximately $40,900. Beginning in 1998, the transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

3. CAPITAL TRANSACTIONS

The Fund has outstanding three classes of shares of beneficial interest, Classes A, B and C each with a par value of $.01 per share. There are an unlimited number of shares of each class authorized.

                           June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

    At June 30, 1998, capital aggregated $131,990,509, $34,677,315 and
$4,668,582 for Classes A, B and C, respectively. For the six months ended June 30, 1998, transactions were as follows:

                                                         SHARES        VALUE
--------------------------------------------------------------------------------
Sales:
  Class A..........................................       489,586   $  8,943,115
  Class B..........................................       358,724      6,556,349
  Class C..........................................        82,584      1,507,908
                                                       ----------   ------------
Total Sales........................................       930,894   $ 17,007,372
                                                       ==========   ============
Dividend Reinvestment:
  Class A..........................................       111,525   $  2,037,794
  Class B..........................................        23,723        433,329
  Class C..........................................         2,504         45,743
                                                       ----------   ------------
Total Dividend Reinvestment........................       137,752   $  2,516,866
                                                       ==========   ============
Repurchases:
  Class A..........................................      (438,256)  $ (8,025,702)
  Class B..........................................      (133,692)    (2,444,864)
  Class C..........................................       (52,073)      (949,123)
                                                       ----------   ------------
Total Repurchases..................................      (624,021)  $(11,419,689)
                                                       ==========   ============

                           June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

    At December 31, 1997, capital aggregated $129,035,302, $30,132,501 and
$4,064,054 for Classes A, B and C, respectively. For the year ended December 31, 1997, transactions were as follows:

                                                         SHARES        VALUE
--------------------------------------------------------------------------------
Sales:
  Class A..........................................       692,287   $ 12,283,098
  Class B..........................................       403,552      7,140,419
  Class C..........................................        97,375      1,744,487
                                                       ----------   ------------
Total Sales........................................     1,193,214   $ 21,168,004
                                                       ==========   ============
Dividend Reinvestment:
  Class A..........................................       224,209   $  3,981,636
  Class B..........................................        43,062        765,183
  Class C..........................................         3,529         62,772
                                                       ----------   ------------
Total Dividend Reinvestment........................       270,800   $  4,809,591
                                                       ==========   ============
Repurchases:
  Class A..........................................    (1,319,813)  $(23,254,943)
  Class B..........................................      (375,548)    (6,651,902)
  Class C..........................................       (20,021)      (353,923)
                                                       ----------   ------------
Total Repurchases..................................    (1,715,382)  $(30,260,768)
                                                       ==========   ============

    Classes B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). Class B shares will automatically convert to Class A shares after the sixth year following purchase. The CDSC will be imposed on most redemptions made within four years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                                                          CONTINGENT DEFERRED
                                                              SALES CHARGE
                YEAR OF REDEMPTION                         CLASS B    CLASS C
------------------------------------------------------------------------------
First..............................................          3.00%      1.00%
Second.............................................          2.50%       None
Third..............................................          2.00%       None
Fourth.............................................          1.00%       None
Fifth and Thereafter...............................           None       None

                           June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

    For the six months ended June 30, 1998, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A shares of approximately $12,200 and CDSC on redeemed shares of approximately $23,600. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $35,445,056 and $30,556,499, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, maturity and duration. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures contract. In this instance the recognition of gain or loss is postponed until the disposal of the security underlying the futures contract.

    Summarized below are the specific types of derivative financial instruments used by the Fund.

A. FUTURES CONTRACTS--A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in futures on U.S. Treasury Bonds and the Municipal Bond Index and typically closes the contract prior to the delivery date. These contracts are generally used to manage the portfolio's effective maturity and duration.

    Upon entering into futures contracts, the Fund maintains, in a segregated account with its custodian, securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin).

                           June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

    Transactions in futures contracts for the six months ended June 30, 1998, were as follows:

                                                             CONTRACTS
----------------------------------------------------------------------
Outstanding at December 31, 1997...........................      -0-
Futures Opened.............................................    1,024
Futures Closed.............................................   (1,024)
                                                              ------
Outstanding at June 30, 1998...............................      -0-
                                                              ======

B. INDEXED SECURITIES--These instruments are identified in the portfolio of investments. The price of these securities may be more volatile than the price of a comparable fixed rate security.

    An Inverse Floating security is one where the coupon is inversely indexed to a short-term floating interest rate multiplied by a specified factor. As the floating rate rises, the coupon is reduced. Conversely, as the floating rate declines, the coupon is increased. These instruments are typically used by the Fund to enhance the yield of the portfolio.

    An Embedded Swap security includes a swap component such that the fixed coupon component of the underlying bond is adjusted by the difference between the securities fixed swap rate and the floating swap index. These instruments are typically used by the Fund to enhance the yield of the portfolio.

6. DISTRIBUTION AND SERVICE PLANS

The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

    Annual fees under the Plans of up to .25% of Class A net assets and 1.00% each of Class B and Class C net assets are accrued daily. Included in these fees for the six months ended June 30, 1998, are payments retained by Van Kampen of approximately $138,900.

                                VAN KAMPEN FUNDS

EQUITY FUNDS
Domestic
   Aggressive Equity
   Aggressive Growth
   American Value
   Comstock
   Emerging Growth
   Enterprise
   Equity Growth
   Equity Income
   Growth
   Growth and Income
   Harbor
   Pace
   Real Estate Securities
   U.S. Real Estate
   Utility
   Value
International/Global
   Asian Growth
   Emerging Markets
   Global Equity
   Global Equity Allocation
   Global Managed Assets
   International Magnum
   Latin American

FIXED-INCOME FUNDS
Income
   Corporate Bond
   Global Fixed Income
   Global Government Securities
   Government Securities
   High Income Corporate Bond
   High Yield
   High Yield & Total Return
   Limited Maturity Government
   Short-Term Global Income
   Strategic Income
   U.S. Government
   U.S. Government Trust for Income
   Worldwide High Income

Tax Exempt Income
   California Insured Tax Free
   Florida Insured Tax Free Income
   High Yield Municipal
   Insured Tax Free Income
   Intermediate Term Municipal Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Tax Free High Income
Capital Preservation and
Senior Loan Fund
   Prime Rate Income Trust
   Reserve
   Senior Floating Rate
   Tax Free Money

   To find out more about any of these funds, ask your financial adviser for a prospectus, which contains more complete information, including sales charges, risks, and expenses. Please read it carefully before you invest or send money.

   To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

   - visit our web site at
     WWW.VAN-KAMPEN.COM -- to view prospectuses, select Investors' Place, then Download a Prospectus

   - call us at 1-800-341-2911 weekdays from 7:00 a.m. to 7:00 p.m. Central time (Telecommunications Device for the Deaf users, call 1-800-421-2833)

   - e-mail us by visiting
     WWW.VAN-KAMPEN.COM and selecting Investors' Place

                  VAN KAMPEN CALIFORNIA INSURED TAX FREE FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN

RICHARD M. DEMARTINI*

LINDA HUTTON HEAGY

R. CRAIG KENNEDY

JACK E. NELSON

DON G. POWELL*

PHILLIP B. ROONEY

FERNANDO SISTO

WAYNE W. WHALEN* - Chairman

OFFICERS

DENNIS J. MCDONNELL*
  President

RONALD A. NYBERG*
  Vice President and Secretary

EDWARD C. WOOD, III*
  Vice President and Chief Financial Officer

CURTIS W. MORELL*
  Vice President and Chief Accounting Officer

JOHN L. SULLIVAN*
  Treasurer

TANYA M. LODEN*
  Controller

PETER W. HEGEL*

PAUL R. WOLKENBERG*
  Vice Presidents


INVESTMENT ADVISER

VAN KAMPEN
INVESTMENT ADVISORY CORP.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR
SERVICES INC.
P.O. Box 418256
Kansas City, Missouri 64141-9256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

KPMG PEAT MARWICK LLP
Peat Marwick Plaza
303 East Wacker Drive
Chicago, Illinois 60601

* "Interested" persons of the Fund, as defined in the Investment Company Act of 1940.

(C) Van Kampen Funds Inc., 1998 All rights reserved.

(SM) denotes a service mark of Van Kampen Funds Inc.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data. After December 31, 1998, the report, if used with prospective investors, must be accompanied by a quarterly performance update.

                    TABLE OF CONTENTS

Letter to Shareholders...........................  1
Performance Results..............................  3
Glossary of Terms................................  4
Portfolio Management Review......................  6
Portfolio Highlights.............................  9
Portfolio of Investments......................... 10
Statement of Assets and Liabilities.............. 29
Statement of Operations.......................... 30
Statement of Changes in Net Assets............... 31
Financial Highlights............................. 32
Notes to Financial Statements.................... 35

MIF SAR 8/98

                             LETTER TO SHAREHOLDERS

July 15, 1998

Dear Shareholder,
    As you may know, Van Kampen
American Capital is consolidating all
of the retail mutual funds that we
distribute under the single name of
Van Kampen Funds. This move                          [PHOTO]
accompanies the change in our legal
name to Van Kampen Funds Inc.
    You can be assured that the
change in your fund's name will not      DENNIS J. MCDONNELL AND DON G. POWELL
affect its management or daily
operations. You will begin seeing the
application of this change with this report. In addition, as of August 31, your fund will be listed in the daily newspapers by share class under the heading "Van Kampen Funds." For your convenience, we have enclosed a separate brochure that covers additional details related to these changes.

ECONOMIC REVIEW
    The U.S. economy continued to expand at a robust pace despite a deepening recession in Asia. The nation's inflation-adjusted output of goods and services ran at 5.4 percent during the first quarter, an annualized rate considered by many economists to be virtually unsustainable without leading to inflation. As the reporting period ended, however, there were indications that the Asian financial crisis was finally having a moderating impact on the economy. Also, the Conference Board's index of leading indicators has forecasted a slowdown in economic growth for later this year.
    Despite the generally solid pace of economic activity, inflation remained benign. Consumer prices rose by 1.7 percent during the 12 months through June, while producer prices actually declined during the same period. Falling commodity prices and the impact of the strong dollar helped to offset the inflationary implications of a tight labor market and strong consumer spending.
    While the Federal Reserve kept short-term interest rates steady at 5.5 percent during the reporting period, minutes from the central bank's May policy meeting indicated growing sentiment for tightening monetary policy if the drag from Asia does not slow the American economy on its own.

MARKET REVIEW
    Tax-exempt bonds benefited from the growing perception that the domestic economy was slowing as a result of the turmoil in Asia. Interest rates fell during the last six months of 1997 as the crisis in the Far East lowered inflationary expectations in the United States. Bond yields then rose slightly during the spring amid signs that some Asian economies were beginning to recover. When weakness in the Japanese yen undercut that recovery, long-term interest rates resumed their decline.

                                                          Continued on page two

    The year-to-date supply of new tax-exempt issues is at record levels, almost 51 percent greater than that of the same period in 1997. Despite low absolute yields, these securities saw their demand keep pace with supply, as the ratio of tax-exempt yields to Treasuries remained extremely attractive. At the end of the reporting period, the Bond Buyer 40 Revenue Index--a widely used benchmark that consists of 40 actively traded, long-term investment grade securities--yielded
5.22 percent, while long-term Treasuries yielded 5.62 percent. This represents a taxable equivalent yield of 7.57 percent and 8.16 percent, respectively, for individuals in the 31 percent and 36 percent income tax brackets.

OUTLOOK
    We believe economic growth is likely to moderate in coming months as the impact of the Asian crisis becomes more evident. A return to the "Goldilocks" economy--not too hot, not too cold--should allow long-term interest rates to fall modestly from current levels. If fallout from Asia does not slow economic activity enough to counteract the inflationary pressures building in the economy, the Federal Reserve could raise short-term interest rates by the end of the year.
    Additional details about your fund, including a question-and-answer section with your portfolio management team, are provided in this report. As always, we are pleased to have the opportunity to serve you and your family through our diverse menu of quality investments.

Sincerely,

[SIG]
Don G. Powell

Chairman
Van Kampen Investment Advisory Corp.


[SIG]
Dennis J. McDonnell

President
Van Kampen Investment Advisory Corp.

             PERFORMANCE RESULTS FOR THE PERIOD ENDED JUNE 30, 1998

                        VAN KAMPEN MUNICIPAL INCOME FUND

                                           A SHARES   B SHARES   C SHARES
 TOTAL RETURNS

Six-month total return based on NAV(1)...    2.46%      2.09%       2.03%
Six-month total return(2)................   (2.43%)    (1.90%)      1.03%
One-year total return(2).................    3.11%      3.37%       6.38%
Five-year average annual total return(2).    4.62%      4.63%         N/A
Life-of-Fund average annual total
  return(2)..............................    7.14%      5.56%       4.74%
Commencement date........................ 08/01/90   08/24/92    08/13/93

 DISTRIBUTION RATES AND YIELD

Distribution rate(3).....................    5.12%      4.66%       4.66%
Taxable-equivalent distribution rate(4)..    8.00%      7.28%       7.28%
SEC Yield(5).............................    4.50%      3.92%       3.93%

N/A = Not Applicable

(1) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (4.75% for A shares) or contingent deferred sales charge for early withdrawal (4% for B shares and 1% for C shares).

(2) Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (A shares) or contingent deferred sales charge for early withdrawal (B and C shares).

(3) Distribution rate represents the monthly annualized distributions of the Fund at the end of the period and not the earnings of the Fund.

(4) Taxable-equivalent calculations reflect a federal income tax rate of 36%.

(5) SEC Yield is a standardized calculation prescribed by the Securities and Exchange Commission for determining the amount of net income a portfolio should theoretically generate for the 30-day period ending June 30, 1998.

A portion of the interest income may be subject to the federal alternative minimum tax (AMT).

See the Fund Performance section of the current prospectus. Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions. Fund shares, when redeemed, may be worth more or less than their original cost.

Investments in lower-rated, higher-yielding municipal securities involve a higher degree of risk. Investments in derivative securities will subject the Fund to greater risk.

Market forecasts provided in this report may not necessarily come to pass.

                               GLOSSARY OF TERMS

BASIS POINT: A measure used in quoting bond yields. One hundred basis points is equal to 1 percent. For example, if a bond's yield changes from 7.00 to 6.65 percent, it is a 35 basis-point move.

CALL FEATURE: Allows the issuer to buy back a bond on specific call dates before maturity. Call dates and prices are set when the bond is issued. To compensate the bondholder for loss of income and ownership, the initial call price is usually higher than the face value of the bond. Bonds are usually called when interest rates drop so significantly that the issuer can save money by issuing new bonds at lower rates.

A callable bond is "priced to the call" when it is selling at a premium, because it is assumed that the issuer will redeem the bond at its call date, rather than at maturity.

CLASS A SHARES: When Class A shares of a fund are purchased, the share price includes the net asset value plus a one-time sales charge (or "load"). There is no redemption fee (Contingent Deferred Sales Charge).

COUPON RATE: The stated rate of interest the bond pays until maturity, expressed as a percentage of the face value.

CREDIT SPREAD: Also called quality spread, the difference in yield between higher-quality issues (such as Treasury securities) and lower-quality issues. Normally, lower-quality issues provide higher yields to compensate investors for the additional credit risk.

DURATION: A measure of the sensitivity of a bond's price to changes in interest rates, expressed in years. Each year of duration represents an expected 1 percent change in the price of a bond for every 1 percent change in interest rates. The longer a fund's duration, the greater the effect of interest rate movements on net asset value. Typically, funds with shorter durations have performed better in rising rate environments, while funds with longer durations have performed better when rates decline.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve System, which is the central bank system of the United States. Its policy-making committee, called the Federal Open Market Committee, meets eight times a year to establish monetary policy and monitor the economic pulse of the U.S.

GENERAL OBLIGATION BONDS: Bonds backed by the full faith and credit (taxing authority) of the issuer for timely payment of interest and principal. These bonds are issued to finance essential government projects, such as highways and schools.

INFLATION: An economic state in which the money supply and business activity dramatically increase, accompanied by sharply rising prices. Inflation is widely measured by the Consumer Price Index, an economic indicator that measures the change in the cost of purchased goods and services.

MUNICIPAL BOND: A debt security issued by a state, municipality, or other government entity to finance capital expenditures such as the construction of highways, public works, or school buildings. Interest on municipal bonds is exempt from federal taxation and, potentially, from state and local taxation.

NET ASSET VALUE (NAV): The value of a mutual fund share, calculated by deducting a fund's liabilities from its total assets and dividing this amount by the number of shares outstanding. The NAV does not include any initial or contingent deferred sales charge.

PREREFUNDING: A process whereby new bonds are issued to refinance an outstanding bond issue. This typically occurs when interest rates decline and an issuer replaces its higher-yielding bonds with current lower-yielding issues.

YIELD CURVE: A result of viewing the yields of U.S. Treasury securities maturing in 1, 5, 10, and 30 years. When grouped together and graphed, a pattern of increasing yield is often reflected as the time to maturity extends. This pattern creates an upward sloping "curve." A "flat" yield curve represents little difference between short- and long-term interest rates.

                          PORTFOLIO MANAGEMENT REVIEW

                        VAN KAMPEN MUNICIPAL INCOME FUND

We recently spoke with the management team of the Van Kampen Municipal Income Fund about the key events and economic forces that shaped the markets during the first half of the Fund's fiscal year. The team includes David C. Johnson, portfolio manager, and Peter W. Hegel, chief investment officer for fixed-income investments. The following excerpts reflect their views on the Fund's performance during the six-month period ended June 30, 1998.

Q HOW WOULD YOU DESCRIBE THE PREVAILING MARKET CONDITIONS DURING THE PAST SIX MONTHS?

A The markets have been in a fairly modest trading range, which is what you might expect in the persistently benign market environment of low interest rates, low inflation, and moderate economic growth we've seen so far this year. The Federal Reserve Board has held short-term interest rates steady, so any market movement we've seen has been a function of investors trying to anticipate how the Fed might react to economic conditions as they change over time.
      Because of supply-and-demand fundamentals and the impact of the Asian financial crisis, municipal bonds did not perform as well as Treasuries. As the U.S. dollar has risen in value relative to Asian currencies, the demand for U.S. Treasury securities has increased. At the same time, the federal budget surplus has reduced the government's need to issue new debt (such as Treasury bonds). As a result, fewer bonds are available to meet this increased demand. Consequently, as bond prices were driven up, the yield on the 30-year Treasury declined during the period--from 5.92 percent on December 31, 1997, to 5.62 percent on June 30, 1998--after reaching an all-time low of 5.57 percent.
      The fundamental factors at work in the municipal market have created the opposite situation: historically low interest rates have fueled refundings as well as new borrowings, resulting in a 51 percent increase in the supply of new bond issues compared to the same period last year. Although these lower interest rates were not quite as attractive to investors seeking yield, investor demand did keep pace with supply. Because the yields available on municipal securities were nearly as high as Treasury yields, the market attracted a high level of activity among casualty insurance companies and banks, as well as "crossover" buyers (institutions that typically purchase taxable securities). At the end of the reporting period, the Bond Buyer 40 Index (an index of 40 actively traded, long-term municipal investment grade securities) had a yield of 5.22 percent, or 93 percent of the yield available from long-term Treasuries.
      The difference between the yields on securities of varying credit quality has been very narrow. An example of this "yield spread" is the municipal bond issue brought to market by Long Island Power Authority (LIPA) in May to finance its takeover of the Long Island Lighting Company. This $3.4 billion issue--the largest municipal bond issue in history--was split among two credit ratings: a portion of the issue was insured and had a AAA rating, while the remaining uninsured portion came to market with LIPA's BBB rating.

The yield spread between the insured, AAA-rated portion and the BBB-rated securities was only 17 basis points (0.17 percentage points).

Q     HOW HAS THE PORTFOLIO CHANGED OVER THE LAST SIX MONTHS?

A The Fund renewed its emphasis on a two-pronged approach, as we sought to boost income with lower- or non-rated securities while relying on higher-rated issues to provide stability and total return.
      Our allocation to AAA-rated securities decreased to approximately 38 percent of long-term investments, with the assets going toward A-rated securities. This shift left us with 6 percent of the portfolio in AA-rated issues, 17 percent in A-rated securities, and 16 percent in BBB-rated issues. The portion of assets allocated to non-rated issues now stands at 23 percent of the portfolio, up slightly from 22 percent at the start of the period.
      Our portfolio holdings were widely varied, with 18 distinct industry sectors represented. At the end of the reporting period, the largest share of assets was in health care (16 percent), industrial revenue (12 percent), public building (9 percent), and transportation issues (8 percent). This broad diversification should help to buffer the risk of economic turbulence. For additional Fund portfolio highlights, please refer to page nine.

Q     HOW WOULD YOU DESCRIBE THE FUND'S PERFORMANCE DURING THE PERIOD?

A The Fund's performance has been in the middle to upper range of its Lipper peer group. Its year-to-date total return is 2.46 percent(1) (Class A shares at net asset value) while its distribution rate was 5.12 percent(3)
as of June 30, 1998. By comparison, the Lehman Brothers Municipal Bond Index produced a total return of 2.69 percent over the same period. This index is a broad-based statistical composite of municipal bonds and does not reflect any commissions that would be paid by an investor purchasing the securities it represents. The Fund's distribution rate translates into a taxable-equivalent return of 8.00 percent(4) for an investor in the 36 percent federal income tax bracket. The Fund's monthly dividend of $0.0705 per Class A shares was unchanged during the reporting period. Please refer to the chart on page three for additional Fund performance results.

Q     WHAT DO YOU SEE ON THE HORIZON FOR THE MARKETS AND THE FUND?

A We expect the low interest-rate environment to continue in the near term, but we are not overly bullish on the market as a whole. While low inflation and controlled economic growth have been the norm, the Fed will continue to weigh the impact of raising interest rates in the second half of the year if the economy gains steam and threatens to drive inflation higher.
      The municipal market is likely to bounce around within its recent trading range in the weeks ahead, unless the taxable market makes a significant move. The supply of bond issues looks like it will remain strong, possibly setting an annual record for the industry. Currently, it's on pace to break the volume record of almost $300 billion set in 1993. A drop in rates of 25 basis points (0.25 percentage points) could spark further refunding of outstanding bond issues and bring new bond issues into the marketplace ahead of their original schedule.
      The U.S. dollar looks like it will remain strong relative to other currencies, making our bond market more appealing to foreign investors. Already, the U.S. market has higher interest rates than any other country among the world's seven largest industrial nations (the "G-7" countries). Combine these factors with our declining federal budget deficit, which shrinks the supply of government debt, and it's likely that demand will keep pace with the supply of municipal bonds and lend support to bond prices. We feel the Fund will benefit from its current structure, which should enable it to do well in either up or down markets. We will continue to manage the portfolio with an emphasis on balancing high quality ratings with competitive total return performance.

[SIG]
Peter W. Hegel

Chief Investment Officer
Fixed Income Investments


[SIG]
David C. Johnson

Portfolio Manager

                                              Please see footnotes on page three

                              PORTFOLIO HIGHLIGHTS

                        VAN KAMPEN MUNICIPAL INCOME FUND

 TOP TEN STATES/TERRITORIES AS OF JUNE 30, 1998

                          PERCENTAGE OF FUND'S
                          LONG-TERM INVESTMENTS
New York.................         11.8%
Illinois.................         10.7%
Florida..................          8.1%
Texas....................          5.5%
California...............          5.1%
Colorado.................          5.1%
Pennsylvania.............          4.3%
Puerto Rico..............          4.2%
Michigan.................          3.4%
Utah.....................          3.3%

 CREDIT QUALITY AS A PERCENTAGE OF LONG-TERM INVESTMENTS

AS OF JUNE 30, 1998                                                     AS OF DECEMBER 31, 1997
AAA......................         38.3%                                 AAA......................         42.1%
AA.......................          5.6%                                 AA.......................          7.0%
A........................         16.6%       [PIE CHART]               A........................         10.3%       [PIE CHART]
BBB......................         15.7%                                 BBB......................         18.0%
BB.......................          0.7%                                 BB.......................          1.1%
Non-Rated................         23.1%                                 Non-Rated................         21.5%

Based upon the highest credit quality ratings as determined by Standard & Poor's or Moody's.

 TOP FIVE PORTFOLIO SECTORS AS A PERCENTAGE OF LONG-TERM INVESTMENTS

AS OF JUNE 30, 1998                                                         AS OF DECEMBER 31, 1997
Health Care................  16.0%                                          Health Care................  16.2%
Industrial Revenue.........  12.4%                                          Industrial Revenue.........  14.0%
Public Building............   8.9%                                          General Purpose............   7.7%
Transportation.............   8.2%                                          Public Building............   7.6%
General Purpose............   6.8%                                          Tax District...............   6.9%

 DURATION

            AS OF JUNE 30, 1998            AS OF DECEMBER 31, 1997
Duration        7.75 years                       7.51 years

                            PORTFOLIO OF INVESTMENTS

                           June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                      Description                    Coupon   Maturity   Market Value
--------------------------------------------------------------------------------------------
          MUNICIPAL BONDS  99.4%
          ALABAMA  2.2%
$ 2,100   Alabama St Indl Dev Auth Rev UNR-ROHN Inc
          Expansion Proj.................................   7.500%  09/15/11  $    2,351,013
  3,045   Alabama Wtr Pollutn Ctl Auth Revolving Fund Ln
          Ser A (AMBAC Insd).............................   4.750   08/15/17       2,913,821
  3,710   Alabama Wtr Pollutn Ctl Auth Revolving Fund Ln
          Ser A (AMBAC Insd).............................   4.750   08/15/18       3,531,883
  2,930   Alabama Wtr Pollutn Ctl Auth Revolving Fund Ln
          Ser A (AMBAC Insd).............................   6.750   08/15/17       3,286,142
    700   Bessemer, AL Indl Dev Brd ROHN Inc Proj........   9.000   09/15/01         762,566
  1,750   Bessemer, AL Indl Dev Brd ROHN Inc Proj........   9.500   09/15/11       2,228,433
    250   Mobile, AL Indl Dev Brd Solid Waste Disp Rev
          Mobile Energy Svcs Co Proj Rfdg................   6.950   01/01/20         125,000
  1,000   Montgomery, AL Med Clinic Brd Jackson Hosp &
          Clinic (AMBAC Insd)............................   5.875   03/01/16       1,070,720
  5,150   West Jefferson Cnty, AL Amusement & Pub Pk Auth
          First Mtg Visionland Proj......................   8.000   12/01/26       5,519,306
                                                                              --------------
                                                                                  21,788,884
                                                                              --------------
          ALASKA  0.6%
  2,500   Alaska Energy Auth Pwr Rev Bradley Lake Proj
          Ser 1 (BIGI Insd)..............................   6.250   07/01/21       2,553,525
  1,000   Alaska Indl Dev and Expt Auth Pwr Rev Upper
          Lynn Canal Regl Pwr............................   5.700   01/01/12       1,003,850
  1,800   Alaska Indl Dev and Expt Auth Pwr Rev Upper
          Lynn Canal Regl Pwr............................   5.875   01/01/32       1,813,626
  1,000   Valdez, AK Marine Term Rev Sohio Pipeline
          Rfdg...........................................   7.125   12/01/25       1,113,990
                                                                              --------------
                                                                                   6,484,991
                                                                              --------------
          ARIZONA  2.0%
  1,000   Maricopa Cnty, AZ Indl Dev Auth Multi-Family
          Hsg Rev Rfdg...................................   6.500   07/01/09       1,072,420
    605   Pima Cnty, AZ Indl Dev Auth Single Family Mtg
          Rev (GNMA Collateralized)......................   6.625   11/01/14         641,482
  5,220   Pinal Cnty, AZ Sch Dist No 8 Mammoth Ser A.....   9.500   07/01/10       5,919,219
    500   Scottsdale, AZ Indl Dev Auth Rev First Mtg
          Westminster Vlg Ser A Rfdg.....................   8.250   06/01/15         571,695
  1,875   Scottsdale, AZ Indl Dev Hosp Scottsdale Mem
          Hosp Ser A Rfdg (AMBAC Insd)...................   6.000   09/01/12       2,038,856
  1,750   Scottsdale, AZ Indl Dev Hosp Scottsdale Mem
          Hosp Ser A Rfdg (AMBAC Insd)...................   6.125   09/01/17       1,910,755
  7,000   Tucson, AZ Arpt Auth Inc Spl Fac Rev Lockheed
          Aermod Cent Inc................................   8.700   09/01/19       7,769,510
                                                                              --------------
                                                                                  19,923,937
                                                                              --------------

                                               See Notes to Financial Statements

                           June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                      Description                    Coupon   Maturity   Market Value
--------------------------------------------------------------------------------------------
          ARKANSAS  0.9%
$ 5,230   Dogwood Addition PRD Muni Ppty Owners
          Multi-Purp Impt Dist No 8 AR Impt Ser A (d)....   7.500%  01/31/06  $    5,020,800
  5,470   Dogwood Addition PRD Muni Ppty Owners
          Multi-Purp Impt Dist No 8 AR Impt Ser B (d)....   7.500   01/31/06       1,641,000
  2,000   Jackson Cnty, AR Hlthcare Fac Brd First Mtg
          Hosp Rev Newport Hosp & Clinic Inc.............   7.375   11/01/11       2,092,320
                                                                              --------------
                                                                                   8,754,120
                                                                              --------------
          CALIFORNIA  5.0%
  5,105   California Edl Fac Auth Rev College of
          Osteopathic Med Pacific (Prerefunded @
          06/01/03)......................................   7.500   06/01/18       5,832,565
  2,880   California Edl Fac Auth Rev Univ of La Verne...   6.300   04/01/09       3,085,085
  4,285   Delano, CA Ctfs Partn Ser A....................   9.250   01/01/22       5,001,666
  2,660   Escondido, CA Jt Pwrs Fin Auth Lease Rev (AMBAC
          Insd)..........................................       *   09/01/10       1,396,527
  5,875   Escondido, CA Jt Pwrs Fin Auth Lease Rev (AMBAC
          Insd)..........................................       *   09/01/11       2,866,177
  3,890   Escondido, CA Jt Pwrs Fin Auth Lease Rev (AMBAC
          Insd)..........................................       *   09/01/13       1,646,092
  5,430   Escondido, CA Jt Pwrs Fin Auth Lease Rev (AMBAC
          Insd)..........................................       *   09/01/14       2,135,999
  3,500   Escondido, CA Union High Sch Dist Cap Apprec
          (MBIA Insd)....................................       *   11/01/19       1,169,315
  5,000   Escondido, CA Union High Sch Dist Cap Apprec
          (MBIA Insd)....................................       *   11/01/20       1,586,800
    910   Fairfield, CA Hsg Auth Mtg Rev Creekside
          Estates Proj Rfdg..............................   7.875   02/01/15         945,190
  8,075   Los Angeles, CA Elec Plant Rev Rfdg (MBIA
          Insd)..........................................   4.750   11/15/19       7,673,915
  1,000   Madera Cnty, CA Ctfs Partn Vly Children's Hosp
          (MBIA Insd)....................................   6.125   03/15/23       1,126,270
  2,825   Midpeninsula Regl Dist CA Fin Auth Rev (AMBAC
          Insd)..........................................       *   09/01/15       1,177,008
  1,155   Midpeninsula Regl Open Space CA (AMBAC Insd)...       *   09/01/19         385,204
  1,265   Midpeninsula Regl Open Space CA (AMBAC Insd)...       *   09/01/22         357,704
  1,380   Midpeninsula Regl Open Space CA (AMBAC Insd)...       *   09/01/25         332,014
    900   Monterey, CA Regl Wastewtr Fin Auth Wastewtr
          Contract Rev (FSA Insd)........................       *   06/01/10         505,710
    800   Monterey, CA Regl Wastewtr Fin Auth Wastewtr
          Contract Rev (FSA Insd)........................       *   06/01/11         421,800
    700   Monterey, CA Regl Wastewtr Fin Auth Wastewtr
          Contract Rev (FSA Insd)........................       *   06/01/12         346,724
    700   Monterey, CA Regl Wastewtr Fin Auth Wastewtr
          Contract Rev (FSA Insd)........................       *   06/01/13         325,248
    700   Monterey, CA Regl Wastewtr Fin Auth Wastewtr
          Contract Rev (FSA Insd)........................       *   06/01/14         306,110
    500   Norco, CA Swr & Wtr Rev Rfdg...................   7.200   10/01/19         554,755
  4,000   Riverside Cnty, CA Air Force Vlg West Inc Ser A
          Rfdg...........................................   8.125   06/15/20       4,383,160

                                               See Notes to Financial Statements

                           June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                      Description                    Coupon   Maturity   Market Value
--------------------------------------------------------------------------------------------
          CALIFORNIA (CONTINUED)
$16,920   San Joaquin Hills CA Tran Corridor Agy Toll Rd
          Rev Cap Apprec Ser A Rfdg (MBIA Insd)..........       *   01/15/25  $    4,277,207
  2,000   Santa Ana, CA Cmnty Redev Agy Tax Alloc Ser B
          Rfdg...........................................   7.500%  09/01/16       2,084,000
                                                                              --------------
                                                                                  49,922,245
                                                                              --------------
          COLORADO  4.9%
  2,840   Adams Cnty, CO Single Family Mtg Rev Ser A.....   8.875   08/01/11       3,919,484
  3,985   Adams Cnty, CO Single Family Mtg Rev Ser A.....   8.875   08/01/12       5,636,982
 10,500   Arapahoe Cnty, CO Cap Impt Trust Fund Hwy Rev
          E-470 Proj Ser C (Prerefunded @ 08/31/05)......       *   08/31/26       1,595,790
    500   Berry Creek Metro Dist CO Rfdg & Impt..........   8.250   12/01/11         546,860
  1,000   Bowles Metro Dist CO...........................   7.750   12/01/15       1,062,350
  2,000   Denver, CO City & Cnty Arpt Rev Ser A..........   7.000   11/15/99       2,081,220
  7,810   Denver, CO City & Cnty Arpt Rev Ser A..........   8.500   11/15/23       8,630,206
  4,570   Denver, CO City & Cnty Arpt Rev Ser A..........   8.000   11/15/25       4,986,098
    740   Denver, CO City & Cnty Arpt Rev Ser A
          (Prerefunded @ 11/15/00).......................   8.500   11/15/23         829,052
    430   Denver, CO City & Cnty Arpt Rev Ser A
          (Prerefunded @ 11/15/00).......................   8.000   11/15/25         476,917
  2,200   Denver, CO City & Cnty Spl Fac Arpt Rev United
          Airls Proj Ser A...............................   6.875   10/01/32       2,396,944
  1,000   Edgewater, CO Redev Auth Tax Increment Rev.....   6.750   12/01/08       1,094,010
  1,320   El Paso Cnty, CO Sch Dist No 003 Widefield Ser
          A (MBIA Insd)..................................       *   12/15/14         548,143
  1,420   El Paso Cnty, CO Sch Dist No 003 Widefield Ser
          A (MBIA Insd)..................................       *   12/15/15         553,800
  1,420   El Paso Cnty, CO Sch Dist No 003 Widefield Ser
          A (MBIA Insd)..................................       *   12/15/16         517,349
  1,330   El Paso Cnty, CO Sch Dist No 003 Widefield Ser
          A (MBIA Insd)..................................       *   12/15/18         424,523
  3,690   Jefferson Cnty, CO Residential Mtg Rev.........  11.500   09/01/12       6,212,668
  5,000   Meridian Metro Dist CO Peninsular & Oriental
          Steam Navig Co Rfdg............................   7.500   12/01/11       5,456,700
  2,000   Northern Metro Dist CO Adams Cnty Rfdg.........   6.500   12/01/16       2,116,460
                                                                              --------------
                                                                                  49,085,556
                                                                              --------------
          CONNECTICUT  1.8%
  5,005   Connecticut St Hlth & Edl Fac Auth Rev Nursing
          Home Pgm AHF/Hartford..........................   7.125   11/01/14       5,756,951
  4,000   Mashantucket Western Pequot Tribe CT Spl Rev
          Ser B 144A -- Private Placement (a)............   5.750   09/01/18       4,083,960
  2,530   Mashantucket Western Pequot Tribe CT Spl Rev
          Ser A 144A -- Private Placement (a)............   6.400   09/01/11       2,779,028
    495   Mashantucket Western Pequot Tribe CT Spl Rev
          Ser A 144A -- Private Placement (a)............   6.500   09/01/06         565,834
    505   Mashantucket Western Pequot Tribe CT Spl Rev
          Ser A 144A -- Private Placement (a)............   6.500   09/01/06         566,767

                                               See Notes to Financial Statements

                           June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                      Description                    Coupon   Maturity   Market Value
--------------------------------------------------------------------------------------------
          CONNECTICUT (CONTINUED)
$ 2,470   Mashantucket Western Pequot Tribe CT Spl Rev
          Ser A, 144A -- Private Placement (Prerefunded @
          09/01/07) (a)..................................   6.400%  09/01/11  $    2,844,699
  1,500   Mashantucket Western Pequot Tribe CT Spl Rev
          Ser B, 144A -- Private Placement (a)...........   5.750   09/01/27       1,526,475
                                                                              --------------
                                                                                  18,123,714
                                                                              --------------
          DISTRICT OF COLUMBIA  0.3%
  2,500   District of Columbia Rev Natl Pub Radio Ser
          A..............................................   7.700   01/01/23       2,743,300
                                                                              --------------
          FLORIDA  7.8%
    430   Atlantic Beach, FL Rev Fleet Landing Proj Ser A
          Rfdg & Impt....................................   7.500   10/01/02         449,905
    500   Atlantic Beach, FL Rev Fleet Landing Proj Ser A
          Rfdg & Impt....................................   7.875   10/01/08         568,330
  1,565   Broward Cnty, FL Res Recovery Rev Waste Energy
          North Proj.....................................   7.950   12/01/08       1,682,798
  2,050   Broward Cnty, FL Res Recovery Rev Waste Energy
          South Proj.....................................   7.950   12/01/08       2,204,303
 24,000   Dade Cnty, FL Gtd Entitlement Rev Cap Apprec
          Ser A Rfdg (MBIA Insd).........................       *   02/01/18       8,067,360
  1,800   Florida Hsg Fin Corp Rev Hsg Beacon Hill Apts
          Ser C..........................................   6.100   07/01/38       1,804,428
  2,000   Florida Hsg Fin Corp Rev Hsg Westchase Apts
          B..............................................   6.610   07/01/38       2,004,920
    560   Florida St Brd Edl Cap Outlay Pub Edl Ser A
          Rfdg...........................................   7.250   06/01/23         600,527
    590   Florida St Brd Edl Cap Outlay Pub Edl Ser A
          Rfdg (Prerefunded @ 06/01/00)..................   7.250   06/01/23         637,542
  2,255   Greater Orlando Aviation Auth Orlando, FL Arpt
          Fac Rev........................................   8.375   10/01/16       2,322,041
  5,000   Hillsborough Cnty, FL Edl Fac Univ Tampa Proj
          Rfdg...........................................   5.750   04/01/18       5,087,600
  2,875   Martin Cnty, FL Indl Dev Auth Indl Dev Rev
          Indiantown Cogeneration Proj A Rfdg............   7.875   12/15/25       3,378,096
 10,885   Miami Dade Cnty, FL Sch Brd Certs Part Ser A
          Rfdg (AMBAC Insd) (c)..........................   5.000   08/01/26      10,572,709
  2,000   Northern Palm Beach Cnty Impt Dist FL Wtr Ctl &
          Impt Unit Dev 5A Rfdg..........................   6.000   08/01/10       2,016,120
  1,500   Orange Cnty, FL Hlth Fac Auth Rev First Mtg
          Orlando Lutheran Twr Rfdg......................   8.750   07/01/26       1,778,700
    595   Orange Cnty, FL Tourist Dev Tax Rev (AMBAC
          Insd)..........................................   6.000   10/01/16         616,581
    405   Orange Cnty, FL Tourist Dev Tax Rev
          (Prerefunded @ 10/01/00) (AMBAC Insd)..........   6.000   10/01/16         423,456
  5,000   Saint John's River Wtr Mgmt Dist FL Land
          Acquisition Rev Rfdg (FSA Insd)................   5.125   07/01/16       5,014,850
  4,140   Sarasota Cnty, FL Hlth Fac Auth Rev Hlthcare
          Kobernick/Meadow Pk (Prerefunded @
          07/01/02) (b)..................................  10.000   07/01/22       5,039,581
  5,000   Sarasota Cnty, FL Public Hosp Brd Miles
          Sarasota Mem Hosp Proj Ser A (MBIA Insd).......       *   10/01/21       4,900,000
 17,045   Sunrise, FL Utility Sys Rev Rfdg (AMBAC
          Insd)..........................................   5.000   10/01/28      17,017,217
  1,000   Tampa Palms, FL Open Space & Transn Cmnty Dev
          Dist Rev Cap Impt Area 7 Proj..................   7.500   05/01/18       1,058,990

                                               See Notes to Financial Statements

                           June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                      Description                    Coupon   Maturity   Market Value
--------------------------------------------------------------------------------------------
          FLORIDA (CONTINUED)
$   880   Tampa Palms, FL Open Space & Transn Cmnty Dev
          Dist Rev Cap Impt Area 7 Proj..................   8.500%  05/01/17  $      973,315
    670   Tampa, FL Cap Impt Pgm Rev Ser A...............   8.250   10/01/18         676,774
                                                                              --------------
                                                                                  78,896,143
                                                                              --------------
          GEORGIA  0.9%
  3,000   Atlanta, GA Arpt Fac Rev.......................   6.250   01/01/21       3,153,630
  2,000   Fulton Cnty, GA Hsg Auth Multi-Family Hsg
          Rev............................................   6.500   02/01/28       2,004,700
  2,000   George L Smith II GA Wrld Congress Cent Auth
          Rev Domed Stadium Proj Rfdg (MBIA Insd) (c)....   5.500   07/01/20       1,967,640
  1,500   Georgia Muni Elec Auth Pwr Rev Ser X (MBIA
          Insd)..........................................   6.500   01/01/20       1,795,500
                                                                              --------------
                                                                                   8,921,470
                                                                              --------------
          HAWAII  2.6%
  4,055   Hawaii St Arpts Sys Rev Ser 1993 (MBIA Insd)...   6.350   07/01/07       4,491,156
 14,100   Hawaii St Dept Budget & Fin Spl Purp Rev
          Hawaiian Elec Co (MBIA Insd)...................   6.550   12/01/22      15,439,077
  2,350   Hawaii St Dept Tran Spl Fac Rev Continental
          Airls Inc......................................   9.700   06/01/20       2,595,270
  1,475   Hawaii St Harbor Cap Impt Rev (FGIC Insd)......   6.350   07/01/07       1,633,651
  1,560   Hawaii St Harbor Cap Impt Rev (FGIC Insd)......   6.400   07/01/08       1,731,272
    500   Hawaii St Harbor Cap Impt Rev (MBIA Insd)......   7.000   07/01/17         533,780
                                                                              --------------
                                                                                  26,424,206
                                                                              --------------
          ILLINOIS  10.3%
  4,310   Bedford Park, IL Tax Increment Rev Sr Lien
          Bedford City Sq Proj...........................   9.250   02/01/12       4,966,456
  1,350   Bridgeview, IL Tax Increment Rev Rfdg..........   9.000   01/01/11       1,572,008
  6,590   Broadview, IL Tax Increment Rev Sr Lien........   8.250   07/01/13       7,508,053
  1,000   Chicago, IL Gas Supply Rev Ser A...............   8.100   05/01/20       1,087,130
  1,000   Chicago, IL Metro Wtr Reclamation Dist Gtr
          Chicago........................................   7.000   01/01/11       1,211,890
  4,000   Chicago, IL O'Hare Intl Arpt Spl Fac Rev United
          Airls Inc......................................   8.500   05/01/18       4,338,200
  4,765   Chicago, IL O'Hare Intl Arpt Spl Fac Rev United
          Airls Inc Ser B................................   8.950   05/01/18       5,334,132
  1,945   Chicago, IL Single Family Mtg Rev Ser A (GNMA
          Collateralized)................................   7.000   09/01/27       2,166,049
    490   Chicago, IL Tax Increment Alloc San Drain &
          Ship Canal Ser A...............................   7.375   01/01/05         520,723
  1,000   Chicago, IL Tax Increment Alloc San Drain &
          Ship Canal Ser A...............................   7.750   01/01/14       1,093,040
  1,000   Cook Cnty, IL Cmnty College Dist No 508 Chicago
          Ctfs Partn (FGIC Insd).........................   8.750   01/01/07       1,291,620
  2,265   Cook Cnty, IL Cons High Sch Dist No 200 Oak
          Park (FSA Insd)................................       *   12/01/07       1,474,424
  2,265   Cook Cnty, IL Cons High Sch Dist No 200 Oak
          Park (FSA Insd)................................       *   12/01/08       1,398,728
  2,265   Cook Cnty, IL Cons High Sch Dist No 200 Oak
          Park (FSA Insd)................................       *   12/01/09       1,325,116
  2,265   Cook Cnty, IL Cons High Sch Dist No 200 Oak
          Park (FSA Insd)................................       *   12/01/10       1,255,172
  2,265   Cook Cnty, IL Cons High Sch Dist No 200 Oak
          Park (FSA Insd)................................       *   12/01/11       1,181,333
  1,000   Crestwood, IL Tax Increment Rev Rfdg...........   7.250   12/01/08       1,077,500

                                               See Notes to Financial Statements

                           June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                      Description                    Coupon   Maturity   Market Value
--------------------------------------------------------------------------------------------
          ILLINOIS (CONTINUED)
$ 1,200   Hodgkins, IL Tax Increment.....................   9.500%  12/01/09  $    1,419,264
  3,300   Hodgkins, IL Tax Increment (Prerefunded @
          12/01/01)......................................   9.500   12/01/09       3,878,292
  1,500   Hodgkins, IL Tax Increment Ser A Rfdg..........   7.625   12/01/13       1,668,060
  1,500   Huntley, IL Increment Alloc Rev Huntley Redev
          Proj Ser A.....................................   8.500   12/01/15       1,756,035
  1,000   Illinois Dev Fin Auth Elderly Hsg Rev
          Libertyville Towers Ser A......................   6.500   09/01/09       1,054,260
    605   Illinois Dev Fin Auth Rev Cmnty Fac Clinic
          Altgeld Proj...................................   8.000   11/15/06         684,533
  1,000   Illinois Edl Fac Auth Rev Lake Forest College
          (FSA Insd).....................................   6.750   10/01/21       1,088,090
  2,575   Illinois Edl Fac Auth Rev Lewis Univ Rfdg......   6.000   10/01/24       2,637,778
  1,000   Illinois Edl Fac Auth Rev Northwestern Univ Ser
          1985 (Prerefunded @ 12/01/01)..................   6.900   12/01/21       1,108,330
  1,000   Illinois Edl Fac Auth Rev Peace Mem Ministries
          Proj...........................................   7.500   08/15/26       1,086,050
  1,830   Illinois Hlth Fac Auth Rev Midwest Physician
          Grp Ltd Rfdg...................................   5.500   11/15/19       1,796,950
  4,100   Illinois Hlth Fac Auth Rev Fairview Oblig Group
          Proj A (Prerefunded @ 10/01/02)................   9.500   10/01/22       4,997,490
  2,000   Illinois Hlth Fac Auth Rev Fairview Oblig Group
          Proj B (Prerefunded @ 10/01/02)................   9.000   10/01/22       2,400,580
  1,500   Illinois Hlth Fac Auth Rev Fairview Oblig Group
          Ser A Rfdg.....................................   7.400   08/15/23       1,699,140
    505   Illinois Hlth Fac Auth Rev Glenoaks Med Cent
          Ser D..........................................   9.500   11/15/15         588,638
    425   Illinois Hlth Fac Auth Rev Glenoaks Med Cent
          Ser D (Prerefunded @ 11/15/00).................   9.500   11/15/15         485,737
  1,000   Illinois Hlth Fac Auth Rev Mem Hosp
          (Prerefunded @ 05/01/02).......................   7.250   05/01/22       1,122,670
  1,000   Illinois Hlth Fac Auth Rev Northwestern Mem
          Hosp...........................................   6.750   08/15/11       1,090,220
  2,600   Illinois Hlth Fac Auth Rev Utd Med Cent
          (Prerefunded @ 07/01/03).......................   8.375   07/01/12       3,073,018
  4,150   Illinois Hsg Dev Auth Residential Mtg Rev
          (Inverse Fltg).................................   9.319   02/13/18       4,689,500
  1,850   Mc Lean & Woodford Cntys, IL Cmnty Unit Sch
          Dist No 005 Normal.............................   4.500   01/01/15       1,722,258
  1,450   Mc Lean & Woodford Cntys, IL Cmty Unit Sch Dist
          No 005 Normal..................................   4.500   01/01/16       1,344,513
  6,000   Metropolitan Pier & Expo Auth IL Dedicated St
          Tax Rev Cap Apprec McCormick Ser A Rfdg (MBIA
          Insd)..........................................       *   06/15/25       1,480,080
  1,135   Mill Creek Wtr Reclamation Dist IL Sewage
          Rev............................................   8.000   03/01/10       1,298,792
    685   Mill Creek Wtr Reclamation Dist IL Wtrwrks
          Rev............................................   8.000   03/01/10         783,852
  1,000   Palatine, IL Tax Increment Rev Rand/Dundee Cent
          Proj...........................................   7.750   01/01/17       1,062,160
  2,800   Regional Tran Auth IL Ser A (AMBAC Insd).......   8.000   06/01/17       3,828,300
  7,500   Robbins, IL Res Recovery Rev...................   8.375   10/15/16       7,846,650
  3,000   Robbins, IL Res Recovery Rev Recreation Robbins
          Res Partn Ser B................................   8.375   10/15/16       3,138,660
    820   Round Lake Beach, IL Tax Increment Rev Rfdg....   7.200   12/01/04         900,245

                                               See Notes to Financial Statements

                           June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                      Description                    Coupon   Maturity   Market Value
--------------------------------------------------------------------------------------------
          ILLINOIS (CONTINUED)
$   500   Round Lake Beach, IL Tax Increment Rev Rfdg....   7.500%  12/01/13  $      547,205
  1,575   Saint Charles, IL Indl Dev Rev Tri-City Cent
          Proj...........................................   7.500   11/01/13       1,671,957
  1,240   Southern IL Univ Rev Hsg & Aux Fac Sys Ser A
          (MBIA Insd)....................................   5.800   04/01/10       1,331,574
                                                                              --------------
                                                                                 104,082,455
                                                                              --------------
          INDIANA  2.4%
  1,000   East Chicago, IN Exempt Fac Inland Steel Co
          Proj No 14.....................................   6.700   11/01/12       1,110,480
  2,750   Elkhart Cnty, IN Hosp Auth Rev Elkhart Genl
          Hosp Inc.......................................   7.000   07/01/12       3,029,840
  1,650   Indiana Bond Bank Spl Pgm Hendricks Redev Ser
          B..............................................   6.125   02/01/17       1,795,579
  3,125   Indiana Bond Bank Spl Pgm Hendricks Redev Ser
          B..............................................   6.200   02/01/23       3,394,031
  1,000   Indiana Hlth Fac Fin Auth Rev Ancilla Sys Inc
          Oblig Grp (MBIA Insd)..........................   5.250   07/01/17       1,001,240
  7,920   Indiana St Dev Fin Auth Environmental USX Corp
          Proj Rfdg & Impt...............................   6.250   07/15/30       8,554,709
  1,500   Indiana Univ Rev Student Fee Ser L.............   5.000   08/01/17       1,471,905
    550   Indianapolis, IN Loc Pub Impt Bond Bank Ser
          D..............................................   6.750   02/01/14         657,635
    450   Indianapolis, IN Loc Pub Impt Bond Bank Ser
          D..............................................   6.500   02/01/22         450,855
  1,000   Marion Cnty, IN Hosp Auth Hosp Fac Rev.........   6.500   09/01/13       1,101,900
    140   Saint Joseph Cnty, IN Redev Dist Tax Increment
          Rev Ser B......................................       *   06/30/11          52,828
    140   Saint Joseph Cnty, IN Redev Dist Tax Increment
          Rev Ser B......................................       *   06/30/12          48,936
    135   Saint Joseph Cnty, IN Redev Dist Tax Increment
          Rev Ser B......................................       *   06/30/13          43,752
    130   Saint Joseph Cnty, IN Redev Dist Tax Increment
          Rev Ser B......................................       *   06/30/14          39,029
    130   Saint Joseph Cnty, IN Redev Dist Tax Increment
          Rev Ser B......................................       *   06/30/15          36,187
    135   Saint Joseph Cnty, IN Redev Dist Tax Increment
          Rev Ser B......................................       *   06/30/16          34,810
    225   Saint Joseph Cnty, IN Redev Dist Tax Increment
          Rev Ser B......................................       *   06/30/17          53,743
  1,500   Wells Cnty, IN Hosp Auth Rev Caylor-Nickel Med
          Cent Inc Rfdg..................................   8.500   04/15/03       1,692,075
                                                                              --------------
                                                                                  24,569,534
                                                                              --------------
          IOWA  1.0%
  2,045   Iowa Fin Auth Hosp Fac Rev Trinity Regl Hosp
          Proj (FSA Insd)................................   6.000   07/01/07       2,256,473
  2,500   Iowa Fin Auth Hosp Fac Rev Trinity Regl Hosp
          Proj (FSA Insd)................................   5.750   07/01/17       2,656,125
  2,000   Iowa Fin Auth Multi-Family Rev Hsg Hamlet Apts
          Proj A Rfdg (GNMA Collateralized)..............   6.150   05/01/32       2,101,560
  2,855   Muscatine, IA Elec Rev Rfdg....................   5.000   01/01/08       2,855,286
                                                                              --------------
                                                                                   9,869,444
                                                                              --------------
          KANSAS  0.1%
  1,000   Newton, KS Hosp Rev Newton Hlthcare Corp Ser A
          (Prerefunded @ 11/15/04).......................   7.750   11/15/24       1,202,340
                                                                              --------------
          KENTUCKY  1.3%
  1,000   Bowling Green, KY Indl Dev Rev Coltec Inds Inc
          Rfdg...........................................   6.550   03/01/09       1,066,360
 10,950   Jefferson Cnty, KY Cap Projs Corp Rev Muni
          Multi-Lease Ser A..............................       *   08/15/14       3,646,021

                                               See Notes to Financial Statements

                           June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                      Description                    Coupon   Maturity   Market Value
--------------------------------------------------------------------------------------------
          KENTUCKY (CONTINUED)
$ 4,000   Jefferson Cnty, KY Hosp Rev Alliant Hlth Sys
          Proj (Inverse Fltg) (MBIA Insd)................   8.566%  10/09/08  $    4,720,000
  1,250   Kentucky Econ Dev Fin Auth Med Cent Rev Ashland
          Hosp Corp Ser A Rfdg & Impt (FSA Insd).........   6.125   02/01/12       1,359,638
  1,350   Kentucky Hsg Corp Hsg Rev Ser D (FHA/VA Gtd)...   7.450   01/01/23       1,437,939
  1,000   Kentucky St Tpk Auth Toll Rd Rev Ser A.........   5.500   07/01/07       1,006,230
                                                                              --------------
                                                                                  13,236,188
                                                                              --------------
          LOUISIANA  0.9%
    500   Hodge, LA Util Rev Stone Container Corp Ser
          1990...........................................   9.000   03/01/10         536,535
  1,990   Lafayette, LA Econ Dev Auth Indl Dev Rev
          Advanced Polymer Proj Ser 1985.................  10.000   11/15/04       2,490,286
  1,000   Lake Charles, LA Harbor & Terminal Dist Port
          Fac Rev Trunkline Rfdg.........................   7.750   08/15/22       1,144,370
  1,500   Louisiana Pub Fac Auth Hosp Rev Franciscan
          Missionaries Ser C (MBIA Insd) (c).............   5.000   07/01/19       1,459,125
    425   Louisiana Pub Fac Auth Rev Indl Dev Beverly
          Enterprises Inc Rfdg...........................   8.250   09/01/08         472,362
    800   Port New Orleans, LA Indl Dev Rev Avondale Inds
          Inc Proj Rfdg..................................   8.250   06/01/04         884,040
  1,400   West Feliciana Parish, LA Pollutn Ctl Rev Gulf
          States Util Co Proj Ser A......................   7.500   05/01/15       1,565,102
                                                                              --------------
                                                                                   8,551,820
                                                                              --------------
          MARYLAND  0.2%
  1,500   Baltimore Cnty, MD Pollutn Ctl Rev Bethlehem
          Steel Corp Proj Ser A Rfdg.....................   7.550   06/01/17       1,666,230
                                                                              --------------
          MASSACHUSETTS  2.0%
  1,000   Boston, MA Rev Boston City Hosp Ser A (FHA Gtd)
          (Prerefunded @ 08/15/00).......................   7.625   02/15/21       1,090,300
  1,400   Massachusetts Edl Ln Auth Rev Edl Ln Rev Muni
          Forwards Issue E Ser A (AMBAC Insd)............   7.000   01/01/10       1,498,028
  6,200   Massachusetts St Hlth & Edl Fac Auth Rev New
          England Med Cent Hosp Ser G (Embedded Swap)
          (MBIA Insd)....................................   3.100   07/01/13       6,044,442
  1,500   Massachusetts St Indl Fin Agy Hillcrest Edl
          Cent Inc Proj..................................   8.450   07/01/18       1,738,680
  5,000   Massachusetts St Indl Fin Agy Rev First Mtg
          Reeds Landing Proj.............................   8.625   10/01/23       5,696,750
    970   Massachusetts St Indl Fin Agy Rev Gtr Lynn
          Mental Hlth Assoc Proj.........................   8.800   06/01/14       1,168,598
  1,000   Massachusetts St Indl Fin Agy Rev Wtr Treatment
          American Hingham...............................   6.600   12/01/15       1,091,440
  2,000   Plymouth Cnty, MA Ctfs Partn Ser A.............   7.000   04/01/22       2,237,300
                                                                              --------------
                                                                                  20,565,538
                                                                              --------------
          MICHIGAN  3.3%
  3,500   Detroit, MI Downtown Dev Auth Tax Increment
          Rev............................................   6.200   07/01/17       3,812,900

                                               See Notes to Financial Statements

                           June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                      Description                    Coupon   Maturity   Market Value
--------------------------------------------------------------------------------------------
          MICHIGAN (CONTINUED)
$ 1,000   Detroit, MI Local Dev Fin Auth Ser C...........   6.850%  05/01/21  $    1,034,590
  2,000   Grand Traverse Cnty, MI Hosp Fin Auth Hosp Rev
          Munson Hlthcare Ser A Rfdg (AMBAC Insd)........   6.250   07/01/12       2,161,140
  1,500   Grand Valley MI St Univ Rev Gen (FGIC Insd)....   5.500   02/01/18       1,600,680
  1,400   Hillsdale, MI Hosp Fin Auth Hosp Rev Hillsdale
          Cmty Hlth Cent.................................   5.250   05/15/26       1,354,164
  1,750   Michigan St Hosp Fin Auth Rev Hosp Detroit Med
          Group Ser A Rfdg (AMBAC Insd)..................   5.250   08/15/27       1,753,552
  1,000   Michigan St Hosp Fin Auth Rev Hosp Genesys Regl
          Med Rfdg (ACA Insd)............................   5.500   10/01/18       1,019,670
  2,000   Michigan St Hosp Fin Auth Rev Hosp Genesys Regl
          Med Rfdg (ACA Insd)............................   5.500   10/01/27       2,027,480
  5,600   Michigan St Hsg Dev Auth Rental Hsg Rev Ser B
          (AMBAC Insd)...................................   4.510   04/01/04       5,635,056
  6,760   Michigan St Strategic Fd Ltd Oblig Rev Great
          Lakes Pulp & Fiber Proj........................   8.000   12/01/27       6,461,125
  4,500   Michigan St Strategic Fd Solid Waste Disp Rev
          Genesee Pwr Station Proj.......................   7.500   01/01/21       4,898,835
  1,000   Mount Clemens, MI Hsg Corp Multi-Family Rev Hsg
          Ser A Rfdg (FHA Gtd)...........................   6.600   06/01/13       1,062,550
                                                                              --------------
                                                                                  32,821,742
                                                                              --------------
          MINNESOTA  0.4%
  1,000   North Saint Paul, MN Multi-Family Rev Hsg
          Cottages North Saint Paul Rfdg.................   9.250   02/01/22       1,072,800
  2,000   Southern MN Muni Pwr Agy Pwr Supply Sys Rev Ser
          A Rfdg.........................................   5.000   01/01/16       1,960,020
  1,250   Southern MN Muni Pwr Agy Pwr Supply Sys Rev Ser
          C..............................................   5.000   01/01/17       1,219,788
                                                                              --------------
                                                                                   4,252,608
                                                                              --------------
          MISSISSIPPI  0.7%
  5,000   Lowndes Cnty, MS Solid Waste Disp & Pollutn Ctl
          Rev Weyerhaeuser Co Rfdg (Inverse Fltg)........   8.290   12/02/97       6,041,000
  1,155   Ridgeland, MS Urban Renewal Rev the Orchard Ltd
          Proj Ser A Rfdg................................   7.750   12/01/15       1,263,674
                                                                              --------------
                                                                                   7,304,674
                                                                              --------------
          MISSOURI  1.7%
  1,000   Kansas City, MO Multi-Family Hsg Rev Vlg Green
          Apts Proj......................................   6.250   04/01/30       1,002,360
  2,835   Kansas City, MO Port Auth Fac Riverfront Park
          Proj Ser A.....................................   5.750   10/01/06       3,046,491
  2,000   Lees Summit, MO Indl Dev Auth Hlth Fac Rev John
          Knox Vlg Proj Rfdg & Impt......................   7.125   08/15/12       2,137,880
  1,330   Missouri St Econ Dev Export & Infrastructure
          Brd Med Office Fac Rev (MBIA Insd).............   7.250   06/01/04       1,453,211
  3,920   Missouri St Econ Dev Export & Infrastructure
          Brd Med Office Fac Rev (Prerefunded @ 06/01/04)
          (MBIA Insd)....................................   7.250   06/01/14       4,596,357
  1,000   Missouri St Hlth & Edl Fac Auth Rfdg & Impt....   8.125   10/01/10       1,074,760

                                               See Notes to Financial Statements

                           June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                      Description                    Coupon   Maturity   Market Value
--------------------------------------------------------------------------------------------
          MISSOURI (CONTINUED)
$ 2,165   Saint Louis Cnty, MO Indl Dev Auth Nursing Home
          Rev Mary Queen & Mother Proj Rfdg (GNMA
          Collateralized)................................   7.125%  03/20/23  $    2,350,237
    880   Saint Louis, MO Tax Increment Rev Scullin Redev
          Area Ser A.....................................  10.000   08/01/10       1,115,946
                                                                              --------------
                                                                                  16,777,242
                                                                              --------------
          NEBRASKA  0.7%
  1,100   Nebraska Invt Fin Auth Single Family Mtg Rev
          (Inverse Fltg) (GNMA Collateralized)...........  11.287   09/10/30       1,233,375
    750   Nebraska Invt Fin Auth Single Family Mtg Rev
          (Inverse Fltg) (GNMA Collateralized)...........   9.341   09/15/24         842,812
  4,100   Nebraska Invt Fin Auth Single Family Mtg Rev
          (Inverse Fltg) (GNMA Collateralized)...........   9.913   10/17/23       4,597,125
                                                                              --------------
                                                                                   6,673,312
                                                                              --------------
          NEVADA  0.7%
  4,000   Clark Cnty, NV Indl Dev Rev NV Pwr Co Proj Ser
          A (FGIC Insd)..................................   6.700   06/01/22       4,351,320
  2,205   Henderson, NV Loc Impt Dist No T-4 Ser A.......   8.500   11/01/12       2,299,727
                                                                              --------------
                                                                                   6,651,047
                                                                              --------------
          NEW HAMPSHIRE  0.7%
  1,555   New Hampshire Higher Edl & Hlth Fac Auth Rev...   8.800   06/01/09       1,888,812
  2,000   New Hampshire Higher Edl & Hlth Fac Auth Rev
          Daniel Webster College Issue Rfdg..............   7.625   07/01/16       2,205,300
  1,000   New Hampshire Higher Edl & Hlth Fac Auth Rev
          New London Hosp Assn Proj......................   7.500   06/01/05       1,137,150
    980   New Hampshire St Business Fin Auth Elec Fac Rev
          Plymouth Cogeneration..........................   7.750   06/01/14       1,057,635
  1,000   New Hampshire St Tpk Sys Rev Ser A Rfdg (FGIC
          Insd)..........................................   6.750   11/01/11       1,163,360
                                                                              --------------
                                                                                   7,452,257
                                                                              --------------
          NEW JERSEY  3.2%
    400   Atlantic City, NJ Brd Edl Sch (Prerefunded @
          12/01/02) (AMBAC Insd).........................   6.125   12/01/11         439,536
    250   Camden Cnty, NJ Impt Auth Lease Rev Cnty Gtd
          (Prerefunded @ 10/01/04) (MBIA Insd)...........   6.150   10/01/14         280,180
  2,000   Camden Cnty, NJ Impt Auth Lease Rev Dockside
          Refrigerated...................................   8.400   04/01/24       2,260,440
    500   Essex Cnty, NJ Impt Auth Lease Cnty Jail Proj A
          (MBIA Insd)....................................   5.600   12/01/16         526,980
    250   Essex Cnty, NJ Impt Auth Lease Jail & Youth
          House Proj (Prerefunded @ 12/01/04) (AMBAC
          Insd)..........................................   6.600   12/01/07         287,045
    370   Essex Cnty, NJ Ser A1 Rfdg (AMBAC Insd)........   5.375   09/01/10         389,673
    250   Hudson Cnty, NJ Ctfs Partn Correctional Fac
          Rfdg (MBIA Insd)...............................   6.600   12/01/21         270,965
    250   Lacey Muni Util Auth NJ Wtr Rev (Prerefunded @
          12/01/04) (MBIA Insd)..........................   6.250   12/01/24         282,167
    250   Mercer Cnty, NJ Impt Auth Rev Cap Apprec.......       *   04/01/11         136,193
  6,130   Middlesex Cnty, NJ Util Auth Swr Rev Ser A Rfdg
          (MBIA Insd)....................................   6.250   08/15/10       7,089,468

                                               See Notes to Financial Statements

                           June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                      Description                    Coupon   Maturity   Market Value
--------------------------------------------------------------------------------------------
          NEW JERSEY (CONTINUED)
$   500   Millburn Twp, NJ Brd Ed........................   5.350%  07/15/12  $      533,120
  1,000   New Jersey Bldg Auth St Bldg Rev...............   5.000   06/15/18         988,160
    500   New Jersey Econ Dev Auth Dist Heating & Cooling
          Rev Trigen Trenton Ser A.......................   6.200   12/01/10         533,100
  2,000   New Jersey Econ Dev Auth Holt Hauling & Warehsg
          Rev Ser G Rfdg.................................   8.400   12/15/15       2,204,100
    300   New Jersey Econ Dev Auth Mkt Transition Fac Rev
          Sr Lien Ser A (MBIA Insd)......................   5.800   07/01/09         326,070
    210   New Jersey Econ Dev Auth Pollutn Ctl Rev Pub
          Svcs Elec & Gas Co Proj A (MBIA Insd)..........   6.400   05/01/32         228,579
  1,900   New Jersey Econ Dev Auth Rev First Mtg
          Winchester Gardens Ser A.......................   8.500   11/01/16       2,107,100
    350   New Jersey Econ Dev Auth Rev RWJ Hlthcare Corp
          (FSA Insd).....................................   6.250   07/01/14         384,933
  1,000   New Jersey Econ Dev Auth Rev United Methodist
          Homes..........................................   7.500   07/01/20       1,117,160
  1,000   New Jersey Econ Dev Auth Rev United Methodist
          Homes Oblig Ser A..............................   7.500   07/01/25       1,117,160
    300   New Jersey Econ Dev Auth Wtr Fac Rev Hackensack
          Wtr Co Proj B Rfdg (MBIA Insd).................   5.900   03/01/24         316,707
    490   New Jersey Hlthcare Fac Fin Auth Rev Atlantic
          City Med Cent Ser C Rfdg.......................   6.800   07/01/11         540,107
    700   New Jersey Hlthcare Fac Fin Auth Rev Christ
          Hosp Group Issue (Connie Lee Insd).............   7.000   07/01/04         795,697
    400   New Jersey Hlthcare Fac Fin Auth Rev Christ
          Hosp Group Issue (Connie Lee Insd).............   7.000   07/01/06         466,436
    250   New Jersey Hlthcare Fac Fin Auth Rev Englewood
          Hosp & Med Cent................................   6.700   07/01/15         275,318
    250   New Jersey Hlthcare Fac Fin Auth Rev Genl Hosp
          Cent at Passaic (FSA Insd).....................   6.000   07/01/06         278,430
    250   New Jersey Hlthcare Fac Fin Auth Rev Genl Hosp
          Cent at Passaic (FSA Insd).....................   6.750   07/01/19         302,477
    400   New Jersey Hlthcare Fac Fin Auth Rev Jersey
          Shore Med Cent Rfdg (AMBAC Insd)...............   6.250   07/01/21         439,924
    500   New Jersey Hlthcare Fac Fin Auth Rev Southern
          Ocean Cnty Hosp Ser A..........................   6.125   07/01/13         528,355
    400   New Jersey Sports & Exposition Auth Convention
          Cent Luxury Tax Rev Ser A Rfdg (MBIA Insd).....   6.250   07/01/20         434,532
    200   New Jersey St Edl Fac Auth Rev Caldwell College
          Ser A..........................................   7.250   07/01/25         217,908
    250   New Jersey St Edl Fac Auth Rev Glassboro St
          College Ser A (Prerefunded @ 07/01/01) (MBIA
          Insd)..........................................   6.700   07/01/21         273,548
    270   New Jersey St Hsg & Mtg Fin Agy Rev Home Buyer
          Ser K (MBIA Insd)..............................   6.375   10/01/26         289,424

                                               See Notes to Financial Statements

                           June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                      Description                    Coupon   Maturity   Market Value
--------------------------------------------------------------------------------------------
          NEW JERSEY (CONTINUED)
$   500   New Jersey St Hsg & Mtg Fin Agy Rev Home Buyer
          Ser O (MBIA Insd)..............................   6.300%  10/01/23  $      534,240
    500   New Jersey St Hsg & Mtg Fin Agy Rev Home Buyer
          Ser S (MBIA Insd)..............................   6.000   10/01/21         527,100
  3,480   New Jersey St Tpk Auth Tpk Rev Ser C Rfdg (MBIA
          Insd)..........................................   6.500   01/01/16       4,122,512
    300   Union City, NJ (FSA Insd)......................   6.375   11/01/10         351,072
                                                                              --------------
                                                                                  32,195,916
                                                                              --------------
          NEW MEXICO  0.3%
  2,500   New Mexico St Hosp Equip Ln Council Hosp Rev
          San Juan Regl Med Cent Inc Proj (Prerefunded @
          06/01/01)......................................   7.900   06/01/11       2,803,775
                                                                              --------------
          NEW YORK  11.4%
  2,805   Clifton Springs, NY Hosp & Clinic Hosp Rev
          Rfdg...........................................   8.000   01/01/20       3,121,909
  3,640   Metropolitan Tran Auth NY Commuter Fac Rev Svcs
          Contract Ser R Rfdg............................   5.500   07/01/17       3,730,054
  5,000   Metropolitan Tran Auth NY Svcs Contract Tran
          Fac Ser 5 Rfdg.................................   7.000   07/01/12       5,448,200
  3,500   Metropolitan Tran Auth NY Svcs Contract Tran
          Fac Ser 7 Rfdg.................................   4.750   07/01/19       3,268,370
  1,395   Metropolitan Tran Auth NY Trans Fac Rev Ser B
          (FGIC Insd) (c)................................   4.750   07/01/26       1,313,727
  1,000   New York City Indl Dev Agy Civic Fac Marymount
          Manhattan College Proj.........................   7.000   07/01/23       1,076,200
  7,500   New York City Indl Dev Agy Spl Fac United Airls
          Inc Proj.......................................   5.650   10/01/32       7,621,050
  4,100   New York City Muni Wtr Fin Auth Wtr & Swr Sys
          Rev Ser B......................................   5.000   06/15/17       4,023,576
  5,000   New York City Ser A............................   7.000   08/01/07       5,819,300
  2,500   New York City Ser B............................   7.500   02/01/07       2,788,500
    945   New York City Ser C (Prerefunded @ 08/01/02)...   6.500   08/01/04       1,042,061
  4,055   New York City Ser C............................   6.500   08/01/04       4,422,626
    640   New York City Ser C Subser C1..................   7.500   08/01/20         716,614
  2,000   New York City Ser D Rfdg.......................   8.000   02/01/05       2,383,120
  2,200   New York City Ser E............................   5.700   08/01/08       2,340,646
  5,000   New York St Dorm Auth Rev City Univ Ser F......   5.500   07/01/12       5,137,250
  2,750   New York St Dorm Auth Rev Court Fac Lease Ser
          A..............................................   5.500   05/15/10       2,846,773
  2,295   New York St Dorm Auth Rev Mental Hlth Svcs Fac
          Ser A..........................................   5.750   02/15/11       2,457,876
  2,285   New York St Dorm Auth Rev Mental Hlth Svcs Fac
          Ser A..........................................   5.750   02/15/12       2,435,467
  3,400   New York St Dorm Auth Rev Mental Hlth Svcs Fac
          Ser B..........................................   5.500   08/15/17       3,494,826
  2,500   New York St Dorm Auth Rev Secured Hospital
          Bronx Lebanon Rfdg.............................   5.200   02/15/14       2,510,250
  2,500   New York St Energy Resh & Dev Auth Gas Fac Rev
          (Inverse Fltg).................................   8.406   04/01/20       3,121,875
  3,000   New York St Energy Resh & Dev Auth Gas Fac Rev
          Brooklyn Union Gas Co Ser B (Inverse Fltg).....   9.944   07/01/26       3,948,750

                                               See Notes to Financial Statements

                           June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                      Description                    Coupon   Maturity   Market Value
--------------------------------------------------------------------------------------------
          NEW YORK (CONTINUED)
$ 2,000   New York St Energy Resh & Dev Auth Pollutn Ctl
          Rev Niagara Mohawk Pwr Corp Ser A Rfdg (FGIC
          Insd)..........................................   7.200%  07/01/29  $    2,286,900
    185   New York St Med Care Fac Fin Agy Rev Mental
          Hlth Svcs Fac Ser A............................   7.750   08/15/11         203,445
    175   New York St Med Care Fac Fin Agy Rev Mental
          Hlth Svcs Fac Ser C............................   7.300   02/15/21         193,387
  2,400   New York St Urban Dev Corp Rev Correctional Cap
          Fac Rfdg.......................................   5.625   01/01/07       2,519,040
 10,000   New York St Urban Dev Corp Rev Correctional Cap
          Fac Rfdg.......................................   5.000   01/01/19       9,645,800
 20,500   New York St Urban Dev Corp Rev Correctional Cap
          Fac Ser A Rfdg (FSA Insd) (b)..................   5.250   01/01/14      21,431,930
  1,200   Port Auth NY & NJ Cons 95th Ser................   6.125   07/15/22       1,287,924
    500   Port Auth NY & NJ Spl Oblig Rev Spl Proj JFK
          Intl Arpt Terminal 6 (MBIA Insd)...............   5.750   12/01/25         524,620
  1,500   Suffolk Cnty, NY Indl Dev Agy Indl Dev Rev
          Spellman High Voltage Fac Ser A................   6.375   12/01/17       1,516,755
                                                                              --------------
                                                                                 114,678,821
                                                                              --------------
          NORTH CAROLINA  0.3%
  2,500   Martin Cnty, NC Indl Fac & Pollutn Ctl Fin Auth
          Rev Solid Waste Weyerhaeuser Co................   5.650   12/01/23       2,541,475
                                                                              --------------
          OHIO  2.1%
  1,250   Cleveland Cuyahoga Cnty, OH Port Auth Rev Dev
          Port Cleveland Bond Fund Ser A.................   5.750   05/15/20       1,254,550
    755   Cleveland Cuyahoga Cnty, OH Port Auth Rev Dev
          Port Cleveland Bond Fund Ser A.................   5.800   05/15/27         756,487
    500   Cleveland, OH Pkg Fac Rev Impt (Prerefunded @
          09/15/02)......................................   8.000   09/15/12         581,255
  1,000   Cuyahoga Cnty, OH Hlthcare Fac Rev Jennings
          Hall...........................................   7.300   11/15/23       1,093,790
    370   Fairfield, OH Econ Dev Rev Beverly Enterprises
          Inc Proj Rfdg..................................   8.500   01/01/03         402,697
  1,750   Franklin Cnty, OH Hlthcare Friendship Vlg
          Dublin, OH Rfdg................................   5.625   11/01/22       1,770,283
  6,340   Ohio Hsg Fin Agy Single Family Mtg Rev Ser B
          (Inverse Fltg) (GNMA Collateralized)...........   9.770   03/31/31       7,116,650
  1,000   Ohio St Air Quality Dev Auth Rev JMG Funding
          Ltd Partn Proj Rfdg (AMBAC Insd)...............   6.375   04/01/29       1,092,450
  1,000   Ohio St Solid Waste Rev CSC Ltd Poj............   8.500   08/01/22       1,064,970
  4,000   Ohio St Solid Waste Rev Republic Engineered
          Steels Proj....................................   8.250   10/01/14       4,152,760
  2,000   Ohio St Solid Waste Rev Republic Engineered
          Steels Proj....................................   9.000   06/01/21       2,159,580
                                                                              --------------
                                                                                  21,445,472
                                                                              --------------

                                               See Notes to Financial Statements

                           June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                      Description                    Coupon   Maturity   Market Value
--------------------------------------------------------------------------------------------
          OKLAHOMA  0.6%
$ 1,980   McAlester, OK Pub Wks Auth Rev Rfdg & Impt (FSA
          Insd)..........................................   5.250%  12/01/22  $    1,988,435
  2,525   Oklahoma Hsg Fin Agy Single Family Rev Mtg
          Class B (GNMA Collateralized)..................   7.997   08/01/18       2,879,991
  1,000   Tulsa, OK Muni Arpt Tran Rev American Airls
          Inc............................................   7.600   12/01/30       1,091,780
                                                                              --------------
                                                                                   5,960,206
                                                                              --------------
          OREGON  0.3%
  2,000   Oregon St Econ Dev Rev Georgia Pacific Corp....   6.350   08/01/25       2,139,980
    475   Salem, OR Hosp Fac Auth Rev Cap Manor Inc......   7.500   12/01/24         519,498
                                                                              --------------
                                                                                   2,659,478
                                                                              --------------
          PENNSYLVANIA  4.1%
    500   Chartiers Vly, PA Indl & Commercial Dev Auth
          First Mtg Rev..................................   7.250   12/01/11         518,200
  5,000   Chester Cnty, PA Hlth & Edl Fac Auth Hlth Sys
          Rev (AMBAC Insd) (b)...........................   5.650   05/15/20       5,161,450
    150   Delaware River Port Auth PA (FGIC Insd)........   5.500   01/01/26         155,101
  1,750   Emmaus, PA Genl Auth Rev Ser A (BIGI Insd).....   8.150   05/15/18       1,768,235
  2,500   Emmaus, PA Genl Auth Rev Ser C (BIGI Insd).....   7.900   05/15/18       2,567,750
  1,400   Erie, PA Sch Dist Cap Apprec Rfdg (FSA Insd)...       *   09/01/25         345,212
  2,500   Harrisburg, PA Auth Wtr Rev (Inverse Fltg)
          (FGIC Insd)....................................       *   06/18/15       2,831,250
  1,320   Harrisburg, PA Cap Apprec Nts Ser D Rfdg.......       *   09/15/16         525,769
  1,535   Harrisburg, PA Cap Apprec Nts Ser D Rfdg.......       *   09/15/19         519,951
  1,000   Lebanon Cnty, PA Hlth Fac Auth Hlth Cent Rev
          United Church of Christ Homes Rfdg.............   6.750   10/01/10       1,014,390
    930   Lehigh Cnty, PA Indl Dev Auth Rev Rfdg.........   8.000   08/01/12       1,000,606
  1,275   Luzerne Cnty, PA Indl Dev Auth First Mtg Gross
          Rev Rfdg.......................................   7.875   12/01/13       1,405,751
  1,500   McKean Cnty, PA Hosp Auth Hosp Rev Bradford
          Hosp Proj (Crossover Rfdg @ 10/01/00)..........   8.875   10/01/20       1,679,325
  3,000   Montgomery Cnty, PA Higher Edl & Hlth Auth Hosp
          Rev (Embedded Swap) (AMBAC Insd)...............   8.690   06/01/12       3,303,090
  1,000   Montgomery Cnty, PA Indl Dev Auth Retirement
          Cmnty Rev......................................   6.300   01/01/13       1,014,000
  1,000   Montgomery Cnty, PA Indl Dev Auth Rev Res
          Recov..........................................   7.500   01/01/12       1,095,980
  7,940   Pennsylvania St Ctfs Partn Ser A Rfdg (AMBAC
          Insd)..........................................   5.000   07/01/15       7,792,951
  3,150   Philadelphia, PA Auth for Indl Dev Rev Coml Dev
          RMK Rfdg.......................................   7.750   12/01/17       3,560,445
    685   Philadelphia, PA Hosp & Higher Edl Fac Auth
          Hosp Rev.......................................   7.250   03/01/24         725,299
  1,450   Ridley Park, PA Hosp Auth Rev Taylor Hosp Ser A
          Rfdg Hosp Auth Rev Ser 1993A...................   6.000   12/01/13       1,516,047
  1,000   Scranton Lackawanna, PA Hlth & Welfare Auth Rev
          Allied Svcs Rehab Hosp Ser A...................   7.375   07/15/08       1,113,210
    500   Scranton Lackawanna, PA Hlth & Welfare Auth Rev
          Moses Taylor Hosp Proj (Prerefunded @
          07/01/01)......................................   8.250   07/01/09         566,995

                                               See Notes to Financial Statements

                           June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                      Description                    Coupon   Maturity   Market Value
--------------------------------------------------------------------------------------------
          PENNSYLVANIA (CONTINUED)
$ 1,000   Washington Cnty, PA Hosp Auth Rev Hosp
          Canonsburg Genl Hosp Rfdg......................   7.350%  06/01/13  $    1,064,390
                                                                              --------------
                                                                                  41,245,397
                                                                              --------------
          RHODE ISLAND  0.5%
  2,000   Providence, RI Redev Agy Ctfs Partn Ser A......   8.000   09/01/24       2,207,460
  2,345   Rhode Island Hsg & Mtg Fin Corp Rental Hsg Pgm
          Ser B (FHA Gtd)................................   7.950   10/01/30       2,460,655
    600   West Warwick, RI Ser A.........................   7.300   07/15/08         670,026
                                                                              --------------
                                                                                   5,338,141
                                                                              --------------
          SOUTH CAROLINA  0.4%
  3,000   Charleston Cnty, SC Arpt Dist Rfdg (MBIA
          Insd)..........................................   4.750   07/01/15       2,893,140
  1,070   Piedmont Muni Pwr Agy SC Elec Rev..............   5.000   01/01/25       1,003,607
                                                                              --------------
                                                                                   3,896,747
                                                                              --------------
          SOUTH DAKOTA  0.1%
  1,000   South Dakota St Hlth & Edl Fac Auth Rev Huron
          Regl Med Cent..................................   7.250   04/01/20       1,121,850
                                                                              --------------
          TENNESSEE  0.2%
  2,000   Springfield, TN Hlth & Edl Jesse Holman Jones
          Hosp Proj......................................   8.500   04/01/24       2,347,740
                                                                              --------------
          TEXAS  5.3%
  1,000   Austin, TX Arpt Sys Rev Prior Lien Ser A (MBIA
          Insd)..........................................   6.125   11/15/25       1,082,830
    500   Baytown, TX Pptys Mgmt & Dev Corp Ser A (FNMA
          Collateralized)................................   6.100   08/15/21         514,550
    140   Bell Cnty, TX Hlth Fac Dev Corp Rev Hosp
          Proj...........................................   9.250   07/01/08         149,237
  2,000   Bell Cnty, TX Indl Dev Corp Solid Waste
          Disposal Rev...................................   7.600   12/01/17       2,021,240
    500   Bexar Cnty, TX Hlth Fac Dev Corp Hosp Rev Saint
          Luke's Lutheran Hosp...........................   7.000   05/01/21         631,605
  1,500   Bexar Cnty, TX Hlth Fac Dev Corp Hosp Rev Saint
          Luke's Lutheran Hosp (Prerefunded @
          05/01/03)......................................   7.900   05/01/18       1,733,745
    317   Bexar Cnty, TX Hsg Fin Corp Rev Ser A (GNMA
          Collateralized)................................   8.200   04/01/22         331,515
    195   Bexar Cnty, TX Hsg Fin Corp Rev Ser B (GNMA
          Collateralized)................................   9.250   04/01/16         201,029
 10,000   Brazos River Auth TX Pollutn Ctl Rev Adj
          Collateral Util Elec Co Rfdg...................   5.550   06/01/30      10,003,300
  1,675   Cedar Hill, TX Indpt Sch Dist Cap Apprec
          Rfdg...........................................       *   08/15/15         661,039
    625   Clear Creek, TX Indpt Sch Dist (Prerefunded @
          02/01/01)......................................   6.250   02/01/11         659,594
    250   Coastal Wtr Auth TX Conveyance Sys Rev (AMBAC
          Insd)..........................................   6.250   12/15/17         276,030
    940   Dallas-Fort Worth, TX Intl Arpt Fac Impt Corp
          Rev American Airls Inc.........................   7.500   11/01/25       1,014,589
    250   El Paso, TX Hsg Auth Multi-Family Rev Ser A....   6.250   12/01/09         264,038
    100   Galveston, TX Ppty Fin Auth Single Family Mtg
          Rev Ser A......................................   8.500   09/01/11         108,105
    250   Guadalupe Blanco River Auth TX Indl Dev Corp
          Pollutn Ctl Rev................................   6.350   07/01/22         270,808
  1,250   Harris Cnty, TX Hlth Fac Dev Corp Mem Hosp Sys
          Proj Rfdg......................................   7.125   06/01/15       1,398,287

                                               See Notes to Financial Statements

                           June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                      Description                    Coupon   Maturity   Market Value
--------------------------------------------------------------------------------------------
          TEXAS (CONTINUED)
$   250   Harris Cnty, TX Muni Util Dist No 120
          (Prerefunded @ 08/01/01).......................   8.000%  08/01/14  $      278,020
    375   Harris Cnty, TX Sch Hlthcare Corp Sys Rev
          (Prerefunded @ 07/01/01).......................   7.100   07/01/21         413,850
  4,500   Houston, TX Wtr & Sewer Sys Rev Cap Apprec Jr
          Lien Ser A Rfdg (FSA Insd).....................       *   12/01/23       1,214,325
  1,250   Irving, TX Indpt Sch Dist Cap Apprec Ser A
          Rfdg...........................................       *   02/15/17         480,475
  1,000   Irving, TX Indpt Sch Dist Cap Apprec Ser A
          Rfdg...........................................       *   02/15/18         363,750
    250   Lockhart, TX Correctional Fac Fin Corp Rev
          (MBIA Insd)....................................   6.625   04/01/12         267,095
  3,500   North Central TX Hlth Fac Dev Corp Rev
          Presbyterian Hlthcare Sys Ser C (Inverse Fltg)
          (Prerefunded @ 06/19/01) (MBIA Insd)...........   9.094   06/22/21       4,134,375
    750   Northwest Harris Cnty, TX Muni Util Dist No 23
          (Prerefunded @ 04/01/01).......................   8.100   10/01/15         827,992
  2,600   Rockwall TX Ind Sch Dist Cap Apprec Rfdg (c)...       *   08/15/24         633,646
  3,560   Rockwall, TX Ind Sch Dist Cap Apprec Rfdg
          (c)............................................       *   08/15/20       1,082,311
    250   San Antonio, TX Hlth Fac Dev Corp Rev Encore
          Nursing Cent Partn.............................   8.250   12/01/19         279,230
    250   Tarrant Cnty, TX Hlth Fac Dev Corp Hosp Rev
          Rfdg & Impt....................................   7.000   05/15/28         274,053
    250   Tarrant Cnty, TX Hlth Fac Dev Corp Hosp Rev
          Rfdg & Impt (Prerefunded @ 05/15/03)...........   7.000   05/15/28         284,100
  2,000   Tarrant Cnty, TX Hlth Fac Dev Corp Rev (MBIA
          Insd)..........................................   6.000   01/01/37       2,188,300
    257   Texas Genl Svcs Cmnty Partn Interests Office
          Bldg & Land Acquisition Proj...................   7.000   08/01/09         264,220
    500   Texas Genl Svcs Cmnty Partn Interests Office
          Bldg & Land Acquisition Proj...................   7.000   08/01/19         513,500
    500   Texas Genl Svcs Cmnty Partn Interests Office
          Bldg & Land Acquisition Proj...................   7.000   08/01/24         513,500
    902   Texas Genl Svcs Cmnty Partn Interests..........   7.500   02/01/13         923,811
    110   Texas Hsg Agy Single Family Mtg Rev Ser A
          Rfdg...........................................   7.150   09/01/12         117,453
  5,250   Texas St Dept Hsg & Cmnty Affairs Home Mtg Rev
          Coll Ser C Rfdg (Inverse Fltg) (GNMA
          Collateralized)................................   9.776   04/03/98       6,510,000
    260   Texas St Higher Edl Brd College Sr Lien........   7.700   10/01/25         279,417
  4,025   Texas St Higher Edl Coordinating Brd College
          Student Ln.....................................       *   10/01/25       4,240,619
  1,000   Texas St Veterans Hsg Assist...................   6.800   12/01/10       1,074,570
  1,245   Texas St Veterans Hsg Assist (MBIA Insd).......   6.800   12/01/23       1,342,708
  2,250   West Side Calhoun Cnty, TX Navig Dist Solid
          Waste Disp Union Carbide Chem & Plastics.......   8.200   03/15/21       2,488,432
  3,245   Wylie, TX Independent Sch Dist Cap Apprec
          Rfdg...........................................       *   08/15/26         726,263
                                                                              --------------
                                                                                  53,037,556
                                                                              --------------

                                               See Notes to Financial Statements

                           June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                      Description                    Coupon   Maturity   Market Value
--------------------------------------------------------------------------------------------
          UTAH  3.2%
$ 3,075   Bountiful, UT Hosp Rev South Davis Cmnty Hosp
          Proj...........................................   9.500%  12/15/18  $    3,696,396
  1,340   Hildale, UT Elec Rev Gas Turbine Elec Fac
          Proj...........................................   7.800   09/01/15       1,419,851
  1,000   Hildale, UT Elec Rev Gas Turbine Elec Fac
          Proj...........................................   8.000   09/01/20       1,073,130
  1,000   Hildale, UT Elec Rev Gas Turbine Elec Fac
          Proj...........................................   7.800   09/01/25       1,058,360
  5,500   Intermountain Pwr Agy UT Pwr Supply Rev........   5.000   07/01/21       5,349,795
  1,850   Intermountain Pwr Agy UT Pwr Supply Rev Ser
          86B............................................   5.000   07/01/16       1,808,135
  3,650   Intermountain Pwr Agy UT Pwr Supply Rev Ser B
          Rfdg...........................................   7.750   07/01/20       3,733,694
 11,000   Salt Lake City, UT Hosp Rev IHC Hosp Inc Rfdg
          (Embedded Swap)................................   7.190   02/15/12      12,304,710
    945   Utah St Hsg Fin Agy Single Family Mtg Sr Ser A1
          (FHA Gtd)......................................   7.100   07/01/14       1,016,867
    945   Utah St Hsg Fin Agy Single Family Mtg Sr Ser A2
          (FHA Gtd)......................................   7.200   01/01/27       1,016,064
                                                                              --------------
                                                                                  32,477,002
                                                                              --------------
          VIRGINIA  1.7%
  2,000   Fairfax Cnty, VA Park Auth Park Fac Rev........   6.625   07/15/14       2,164,600
  3,500   Fredericksburg, VA Indl Dev Auth Hosp Fac Rev
          (Prerefunded @ 08/15/01) (FGIC Insd)...........   6.600   08/15/23       3,823,925
  2,080   Loudoun Cnty, VA Ctfs Partn (FSA Insd).........   6.800   03/01/14       2,330,286
  1,000   Loudoun Cnty, VA Ctfs Partn (FSA Insd).........   6.900   03/01/19       1,125,260
  5,000   Roanoke, VA Indl Dev Auth Hosp Rev Roanoke Mem
          Hosp Carilion Hlth Sys Ser B Rfdg (MBIA
          Insd) (b)......................................   4.700   01/01/00       5,247,900
  2,650   Virginia St Pub Bldg Auth Ser A................   5.500   08/01/16       2,779,426
                                                                              --------------
                                                                                  17,471,397
                                                                              --------------
          WASHINGTON  1.4%
  5,000   Chelan Cnty, WA Pub Util Dist Cap Apprec Rfdg A
          (MBIA Insd)....................................       *   06/01/28       1,054,250
  6,285   Chelan Cnty, WA Pub Util Dist Cap Apprec Rfdg A
          (MBIA Insd)....................................       *   06/01/24       1,636,300
  2,000   King Cnty, WA Ser D............................   5.700   12/01/10       2,192,780
  1,250   Washington St Pub Pwr Supply Sys Nuclear Proj
          No 1 Rev (FGIC Insd)...........................   7.125   07/01/16       1,550,775
  3,555   Washington St Pub Pwr Supply Sys Nuclear Proj
          No 1 Rev Ser C Rfdg (FSA Insd).................   5.375   07/01/15       3,606,725
  3,750   Washington St Pub Pwr Supply Sys Nuclear Proj
          No 3 Rev Ser C Rfdg (FSA Insd).................   5.375   07/01/15       3,804,562
                                                                              --------------
                                                                                  13,845,392
                                                                              --------------
          WEST VIRGINIA  0.7%
  6,750   South Charleston, WV Indl Dev Rev Union Carbide
          Chem & Plastics Ser A..........................   8.000   08/01/20       7,265,430
                                                                              --------------
          WISCONSIN  1.2%
    750   Jefferson, WI Swr Sys Wtrwrks & Elec Sys Mtg
          Rev (Prerefunded @ 07/01/01)...................   7.400   07/01/16         821,370
  1,000   Oconto Falls, WI Cmnty Dev Oconto Falls Tissue
          Inc Proj.......................................   7.750   12/01/22       1,051,390

                                               See Notes to Financial Statements

                           June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                      Description                    Coupon   Maturity   Market Value
--------------------------------------------------------------------------------------------
          WISCONSIN (CONTINUED)
$ 1,250   Southeast WI Professional Baseball Pk Dist
          Sales Tax Rev (MBIA Insd)......................       *   12/15/21  $      373,187
  1,250   Southeast WI Professional Baseball Pk Dist
          Sales Tax Rev (MBIA Insd)......................       *   12/15/22         354,450
  1,250   Southeast WI Professional Baseball Pk Dist
          Sales Tax Rev..................................       *   12/15/23         336,638
  1,000   Southeast WI Professional Baseball Pk Dist
          Sales Tax Rev (MBIA Insd)......................       *   12/15/26         230,100
  3,500   Southeast WI Professional Baseball Pk Dist
          Sales Tax Rev (MBIA Insd)......................       *   12/15/27         764,610
  3,500   Southeast WI Professional Baseball Pk Dist
          Sales Tax Rev..................................       *   12/15/28         726,110
  3,500   Southeast WI Professional Baseball Pk Dist
          Sales Tax Rev (MBIA Insd)......................       *   12/15/29         689,360
  2,150   Wisconsin Hsg & Econ Dev Auth Home Ownership
          Rev Rfdg (Inverse Fltg)........................  10.057%  10/25/22       2,413,375
    600   Wisconsin St Hlth & Edl Fac Auth Rev Hess Mem
          Hosp Assn......................................   7.200   11/01/05         640,140
  1,000   Wisconsin St Hlth & Edl Fac Auth Rev United
          Lutheran Proj Aging Inc........................   8.500   03/01/19       1,035,720
  2,000   Wisconsin St Hlth & Edl Milwaukee Catholic Home
          Proj...........................................   7.500   07/01/26       2,207,620
                                                                              --------------
                                                                                  11,644,070
                                                                              --------------
          GUAM  0.0%
    250   Guam Govt Ser A................................   5.750   09/01/04         252,005
                                                                              --------------
          PUERTO RICO  4.1%
    200   Puerto Rico Comwlth Hwy & Tran Auth Hwy Rev Ser
          V Rfdg.........................................   6.625   07/01/12         219,734
  5,000   Puerto Rico Comwlth Hwy & Tran Auth Hwy Rev Ser
          Y..............................................   5.500   07/01/36       5,279,200
 36,105   Puerto Rico Comwlth Hwy & Tran Auth Tran Rev
          Ser A..........................................   4.750   07/01/38      34,045,571
    250   Puerto Rico Elec Pwr Auth Pwr Rev Ser T
          (Prerefunded @ 07/01/04).......................   6.375   07/01/24         282,270
    250   Puerto Rico Elec Pwr Auth Pwr Rev Ser U Rfdg...   6.000   07/01/14         270,748
    250   Puerto Rico Elec Pwr Auth Pwr Rev Ser Z Rfdg...   5.500   07/01/14         258,150

                                               See Notes to Financial Statements

                           June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                      Description                    Coupon   Maturity   Market Value
--------------------------------------------------------------------------------------------
          PUERTO RICO (CONTINUED)
$   465   Puerto Rico Hsg Bank & Fin Agy Single Family
          Mtg Rev (GNMA Collateralized)..................   6.250%  04/01/29  $      491,235
    300   Puerto Rico Pub Bldgs Auth Gtd Pub Edl & Hlth
          Fac Ser M Rfdg (FSA Insd)......................   5.750   07/01/15         316,023
                                                                              --------------
                                                                                  41,162,931
                                                                              --------------
TOTAL LONG-TERM INVESTMENTS  99.4%
  (Cost $890,736,085).......................................................     970,135,798
SHORT-TERM INVESTMENTS  1.8%
  (Cost $17,700,000)........................................................      17,700,000
                                                                              --------------
TOTAL INVESTMENTS  101.2%
  (Cost $908,436,085).......................................................     987,835,798
OTHER ASSETS IN EXCESS OF LIABILITIES  (1.2%)...............................      17,824,759
                                                                              --------------
NET ASSETS  100.0%..........................................................  $1,005,660,557
                                                                              ==============

*Zero coupon bond

(a) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration which are normally transactions with qualified Institutional buyers.

(b) Assets segregated as collateral for when issued or delayed delivery purchase commitments.

(c) Securities purchased on a when issued or delayed delivery basis.

(d) Market value is determined in accordance with procedures established in good faith by the Board of Trustees.

ACA--American Capital Access
AMBAC--AMBAC Indemnity Corporation
BIGI--Bond Investor Guaranty Inc.
Connie Lee--Connie Lee Insurance Company
FGIC--Financial Guaranty Insurance Company
FSA--Financial Security Assurance Inc.
MBIA--Municipal Bond Investors Assurance Corp.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                           June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $908,436,085).......................  $  987,835,798
Cash........................................................         107,936
Receivables:
  Fund Shares Sold..........................................      20,613,801
  Interest..................................................      16,691,798
  Investments Sold..........................................       6,136,949
Other.......................................................          22,012
                                                              --------------
      Total Assets..........................................   1,031,408,294
                                                              --------------
LIABILITIES:
Payables:
  Investments Purchased.....................................      21,386,311
  Income Distributions......................................       2,086,720
  Distributor and Affiliates................................       1,025,722
  Fund Shares Repurchased...................................         514,567
  Investment Advisory Fee...................................         430,305
Trustees' Deferred Compensation and Retirement Plans........         160,179
Accrued Expenses............................................         143,933
                                                              --------------
      Total Liabilities.....................................      25,747,737
                                                              --------------
NET ASSETS..................................................  $1,005,660,557
                                                              ==============
NET ASSETS CONSIST OF:
Capital.....................................................  $  940,571,236
Net Unrealized Appreciation.................................      79,399,713
Accumulated Undistributed Net Investment Income.............         600,632
Accumulated Net Realized Loss...............................     (14,911,024)
                                                              --------------
NET ASSETS..................................................  $1,005,660,557
                                                              ==============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
      net assets of $785,937,321 and 49,976,424 shares of
      beneficial interest issued and outstanding)...........  $        15.73
    Maximum sales charge (4.75%* of offering price).........             .78
                                                              --------------
    Maximum offering price to public........................  $        16.51
                                                              ==============
  Class B Shares:
    Net asset value and offering price per share (Based on
      net assets of $205,468,292 and 13,071,321 shares of
      beneficial interest issued and outstanding)...........  $        15.72
                                                              ==============
  Class C Shares:
    Net asset value and offering price per share (Based on
      net assets of $14,254,944 and 907,828 shares of
      beneficial interest issued and outstanding)...........  $        15.70
                                                              ==============

* On sales of $100,000 or more, the sales charge will be reduced.

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

               For the Six Months Ended June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest....................................................  $31,135,439
                                                              -----------
EXPENSES:
Investment Advisory Fee.....................................    2,355,248
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $878,315, $1,030,958 and $73,859,
  respectively).............................................    1,983,132
Shareholder Services........................................      391,371
Trustees' Fees and Expenses.................................       26,418
Legal.......................................................       19,164
Custody.....................................................       10,236
Other.......................................................      205,889
                                                              -----------
    Total Expenses..........................................    4,991,458
                                                              -----------
NET INVESTMENT INCOME.......................................  $26,143,981
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................  $ 6,624,401
  Options...................................................       57,231
  Futures...................................................   (3,791,618)
                                                              -----------
Net Realized Gain...........................................    2,890,014
                                                              -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   84,570,511
  End of the Period:
    Investments.............................................   79,399,713
                                                              -----------
Net Unrealized Depreciation During the Period...............   (5,170,798)
                                                              -----------
NET REALIZED AND UNREALIZED LOSS............................  $(2,280,784)
                                                              ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $23,863,197
                                                              ===========

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                   For the Six Months Ended June 30, 1998 and
                  the Year Ended December 31, 1997 (Unaudited)
--------------------------------------------------------------------------------

                                                        Six Months Ended      Year Ended
                                                         June 30, 1998     December 31, 1997
--------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income..................................  $    26,143,981      $  53,413,395
Net Realized Gain......................................        2,890,014         10,327,114
Net Unrealized Appreciation/Depreciation During the
  Period...............................................       (5,170,798)        23,723,238
                                                         ---------------      -------------
Change in Net Assets from Operations...................       23,863,197         87,463,747
                                                         ---------------      -------------
Distributions from Net Investment Income:
  Class A Shares.......................................      (20,893,656)       (43,085,857)
  Class B Shares.......................................       (4,837,318)        (9,834,294)
  Class C Shares.......................................         (347,481)          (604,662)
                                                         ---------------      -------------
    Total Distributions................................      (26,078,455)       (53,524,813)
                                                         ---------------      -------------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES....       (2,215,258)        33,938,934
                                                         ---------------      -------------
FROM CAPITAL TRANSACTIONS
Proceeds from Shares Sold..............................      394,052,975        535,028,913
Net Asset Value of Shares Issued Through Dividend
  Reinvestment.........................................       13,334,682         27,237,798
Cost of Shares Repurchased.............................     (392,122,097)      (619,837,342)
                                                         ---------------      -------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS.....       15,265,560        (57,570,631)
                                                         ---------------      -------------
TOTAL INCREASE/DECREASE IN NET ASSETS..................       13,050,302        (23,631,697)
NET ASSETS:
Beginning of the Period................................      992,610,255      1,016,241,952
                                                         ---------------      -------------
End of the Period (Including accumulated undistributed
  net investment income of $600,632 and $535,106,
  respectively)........................................  $ 1,005,660,557      $ 992,610,255
                                                         ===============      =============

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                                                             Year Ended December 31,
                             Six Months Ended     --------------------------------------------
Class A Shares                  June 30, 1998        1997        1996        1995        1994
----------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the
  Period...........................   $15.767     $15.267     $15.549     $14.261     $16.164
                                      -------     -------     -------     -------     -------
  Net Investment Income............      .425        .852        .898        .874        .886
  Net Realized and Unrealized
    Gain/Loss......................     (.043)       .500       (.298)      1.296      (1.907)
                                      -------     -------     -------     -------     -------
Total from Investment Operations...      .382       1.352        .600       2.170      (1.021)
Less Distributions from Net
  Investment Income................      .423        .852        .882        .882        .882
                                      -------     -------     -------     -------     -------
Net Asset Value, End of the
  Period...........................   $15.726     $15.767     $15.267     $15.549     $14.261
                                      =======     =======     =======     =======     =======
Total Return (a)...................     2.46%*      9.14%       4.07%      15.61%      (6.37%)
Net Assets at End of the Period (In
  millions)........................    $785.9      $766.2      $792.3      $839.7      $495.8
Ratio of Expenses to Average Net
  Assets (b).......................      .83%        .89%        .94%        .99%        .99%
Ratio of Net Investment Income to
  Average Net Assets (b)...........     5.45%       5.54%       5.93%       5.86%       5.93%
Portfolio Turnover.................       64%*       104%         73%         61%         75%

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) For the years ended December 31, 1996 and 1995, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

*   Non-Annualized.

                                               See Notes to Financial Statements

   The following schedule presents financial highlights for one common share of the Fund outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                                                              Year Ended December 31,
                             Six Months Ended     --------------------------------------------
Class B Shares                  June 30, 1998        1997        1996        1995        1994
----------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the
  Period...........................   $15.764     $15.267     $15.549     $14.261     $16.139
                                      -------     -------     -------     -------     -------
  Net Investment Income............      .364        .734        .783        .762        .780
  Net Realized and Unrealized
    Gain/Loss......................     (.043)       .501       (.297)      1.294      (1.890)
                                      -------     -------     -------     -------     -------
Total from Investment Operations...      .321       1.235        .486       2.056      (1.110)
Less Distributions from Net
  Investment Income................      .366        .738        .768        .768        .768
                                      -------     -------     -------     -------     -------
Net Asset Value, End of the
  Period...........................   $15.719     $15.764     $15.267     $15.549     $14.261
                                      =======     =======     =======     =======     =======
Total Return (a)...................     2.09%*      8.27%       3.29%      14.74%      (6.96%)
Net Assets at End of the Period (In
  millions)........................    $205.5      $211.2      $211.0      $216.6      $158.7
Ratio of Expenses to Average
  Net Assets (b)...................     1.61%       1.65%       1.70%       1.73%       1.70%
Ratio of Net Investment Income to
  Average Net Assets (b)...........     4.67%       4.78%       5.17%       5.09%       5.22%
Portfolio Turnover.................       64%*       104%         73%         61%         75%

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) For the years ended December 31, 1996 and 1995, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

*   Non-Annualized

                                               See Notes to Financial Statements

   The following schedule presents financial highlights for one common share of the Fund outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                                           Six Months               Year Ended December 31,
                                               Ended     --------------------------------------------
Class C Shares                         June 30, 1998        1997        1996        1995        1994
-----------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the
  Period.................................    $15.747     $15.254     $15.545     $14.262     $16.141
                                             -------     -------     -------     -------     -------
  Net Investment Income..................       .364        .730        .782        .771        .783
  Net Realized and Unrealized
    Gain/Loss............................      (.043)       .501       (.305)      1.280      (1.894)
                                             -------     -------     -------     -------     -------
Total from Investment Operations.........       .321       1.231        .477       2.051      (1.111)
Less Distributions from Net Investment
  Income.................................       .366        .738        .768        .768        .768
                                             -------     -------     -------     -------     -------
Net Asset Value, End of the Period.......    $15.702     $15.747     $15.254     $15.545     $14.262
                                             =======     =======     =======     =======     =======
Total Return (a).........................      2.03%*      8.34%       3.16%      14.74%      (6.97%)
Net Assets at End of the Period (In
  millions)..............................      $14.3       $15.3       $12.9       $11.2        $3.9
Ratio of Expenses to Average Net Assets
  (b)....................................      1.61%       1.66%       1.70%       1.72%       1.74%
Ratio of Net Investment Income to Average
  Net Assets (b).........................      4.67%       4.75%       5.17%       5.24%       5.19%
Portfolio Turnover.......................        64%*       104%         73%         61%         75%

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) For the years ended December 31, 1996 and 1995, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

 *  Non-Annualized

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                           June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Municipal Income Fund, formerly known as Van Kampen American Capital Municipal Income Fund, (the "Fund") is organized as a series of the Van Kampen Tax Free Trust, a Delaware business trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to provide a high level of current income exempt from federal income tax, consistent with preservation of capital. The Fund commenced investment operations on August 1, 1990. The distribution of the Fund's Class B and Class C shares commenced on August 24, 1992 and August 13, 1993, respectively.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Investments are stated at value using market quotations or, if such valuations are not available, estimates obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

C. INCOME AND EXPENSES--Interest income is recorded on an accrual basis. Bond premium and original issue discount are amortized over the expected life of each applicable security. Expenses of the Fund are allocated on a pro rata basis to each class

                           June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At December 31, 1997, the Fund had an accumulated capital loss carryforward for tax purposes of $17,738,846 which will expire between December 31, 2002 and December 31, 2003. Net realized gains or losses differ for financial reporting and tax purposes primarily as a result of the deferral of losses for tax purposes resulting from wash sale transactions and gains or losses recognized for tax purposes on open futures positions.

    At June 30, 1998, for federal income tax purposes, cost of long- and short-term investments is $908,436,085; the aggregate gross unrealized appreciation is $83,829,661 and the aggregate gross unrealized depreciation is $4,429,948, resulting in net unrealized appreciation of $79,399,713.

E. DISTRIBUTION OF INCOME AND GAINS--The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

                           June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, Van Kampen Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

                                                           AVERAGE NET
                                                           ASSETS
----------------------------------------------------------------------
First $500 million........................................  .50 of 1%
Over $500 million.........................................  .45 of 1%

    For the six months ended June 30, 1998, the Fund recognized expenses of approximately $12,000 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    For the six months ended June 30, 1998, the Fund recognized expenses of approximately $145,000 representing Van Kampen Funds Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund.

    Van Kampen Investor Services Inc. ("VKIS"), an affiliate of the Adviser, serves as the shareholder servicing agent of the Fund. For the six months ended June 30, 1998, the Fund recognized expenses of approximately $248,300. Beginning in 1998, the transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

    At June 30, 1998, Van Kampen owned 7,025 Class A shares and 98 shares each of Classes B and C.

                           June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

3. CAPITAL TRANSACTIONS

The Fund has outstanding three classes of shares of beneficial interest, Classes A, B and C each with a par value of $.01 per share. There are an unlimited number of shares of each class authorized.

    At June 30, 1998, capital aggregated $729,414,122, $197,465,090 and
$13,692,024 for Classes A, B and C, respectively. For the six months ended June 30, 1998, transactions were as follows:

                                               SHARES           VALUE
-------------------------------------------------------------------------
Sales:
  Class A..................................   24,381,598    $ 383,367,418
  Class B..................................      583,464        9,184,178
  Class C..................................       95,611        1,501,379
                                             -----------    -------------
Total Sales................................   25,060,673    $ 394,052,975
                                             ===========    =============
Dividend Reinvestment:
  Class A..................................      673,373    $  10,585,285
  Class B..................................      162,063        2,546,808
  Class C..................................       12,903          202,589
                                             -----------    -------------
Total Dividend Reinvestment................      848,339    $  13,334,682
                                             ===========    =============
Repurchases:
  Class A..................................  (23,672,374)   $(372,598,712)
  Class B..................................   (1,070,062)     (16,839,848)
  Class C..................................     (170,938)      (2,683,537)
                                             -----------    -------------
Total Repurchases..........................   24,913,374    $(392,122,097)
                                             ===========    =============

    At December 31, 1997, capital aggregated $708,060,131, $202,573,952 and
$14,671,593 for Classes A, B and C, respectively. For the year ended December 31, 1997, transactions were as follows:

                                               SHARES           VALUE
-------------------------------------------------------------------------
Sales:
  Class A..................................   33,152,701    $ 506,790,274
  Class B..................................    1,551,226       23,205,097
  Class C..................................      328,583        5,033,542
                                             -----------    -------------
Total Sales................................   35,032,510    $ 535,028,913
                                             ===========    =============

                           June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                               SHARES           VALUE
-------------------------------------------------------------------------
Dividend Reinvestment:
  Class A..................................    1,410,217    $  21,710,873
  Class B..................................      338,503        5,210,731
  Class C..................................       20,537          316,194
                                             -----------    -------------
Total Dividend Reinvestment................    1,769,257    $  27,237,798
                                             ===========    =============
Repurchases:
  Class A..................................  (37,868,614)   $(580,864,995)
  Class B..................................   (2,313,649)     (35,527,835)
  Class C..................................     (225,699)      (3,444,512)
                                             -----------    -------------
Total Repurchases..........................  (40,407,962)   $(619,837,342)
                                             ===========    =============

    Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). Class B shares will automatically convert to Class A shares after the eighth year following purchase. The CDSC will be imposed on most redemptions made within six years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                                                   CONTINGENT DEFERRED
                                                      SALES CHARGE
               YEAR OF REDEMPTION                  CLASS B     CLASS C
-----------------------------------------------------------------------
First...........................................   4.00%        1.00%
Second..........................................   3.75%        None
Third...........................................   3.50%        None
Fourth..........................................   2.50%        None
Fifth...........................................   1.50%        None
Sixth...........................................   1.00%        None
Seventh and Thereafter..........................   None         None

    For the six months ended June 30, 1998, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A shares of approximately $50,900 and CDSC on redeemed shares of approximately $153,900. Sales charges do not represent expenses of the Fund.

    On December 19, 1997, the Fund acquired all of the assets and liabilities of the Van Kampen American Capital New Jersey Tax Free Income Fund (the "NJ Fund"), through a tax free reorganization approved by NJ Fund shareholders on December 18, 1997. The Fund issued 468,278, 621,329 and 62,562 shares of Classes A, B and C valued at $7,384,748, $9,798,388 and $985,356, respectively, in exchange for NJ Fund's net assets. Included in these net assets was a capital loss carryforward of $203,930

                           June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

which is included in accumulated net realized gain/loss and cumulative book and tax basis differences related to expenses not yet deductible for tax purposes of $15,721 which is a component of undistributed net investment income. Shares issued in connection with this reorganization are included in common share sales for the year ended December 31, 1997. Combined net assets on the day of acquisition were $1,013,024,339.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $651,728,237 and $712,105,768, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, maturity and duration. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when exercising a call option contract or taking delivery of a security underlying a futures contract. In these instances the recognition of gain or loss is postponed until the disposal of the security underlying the option or futures contract.

    Summarized below are the specific types of derivative financial instruments used by the Fund.

A. OPTION CONTRACTS--An option contract gives the buyer the right, but not the obligation to buy (call) or sell (put) an underlying item at a fixed exercise price during a specified period. These contracts are generally used by the Fund to manage the portfolio's effective maturity and duration.

                           June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

    Transactions in options for the six months ended June 30, 1998, were as follows:

                                               CONTRACTS      PREMIUM
-----------------------------------------------------------------------
Outstanding at December 31, 1997.............       -0-     $       -0-
Options Written and Purchased (Net)..........     8,850         677,769
Options Terminated in Closing Transactions
  (Net)......................................    (4,450)       (853,524)
Options Expired (Net)........................    (4,400)        175,755
                                                -------     -----------
Outstanding at June 30, 1998.................       -0-     $       -0-
                                                =======     ===========

B. FUTURES CONTRACTS--A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in futures on U.S. Treasury Bonds and the Municipal Bond Index and typically closes the contract prior to the delivery date. These contracts are generally used to manage the portfolio's effective maturity and duration.

    Upon entering into futures contracts, the Fund maintains, in a segregated account with its custodian, securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin).

    Transactions in futures contracts for the six months ended June 30, 1998, were as follows:

                                                           CONTRACTS
--------------------------------------------------------------------
Outstanding at December 31, 1997..........................      111
Futures Opened............................................   14,964
Futures Closed............................................  (15,075)
                                                            -------
Outstanding at June 30, 1998..............................      -0-
                                                            =======

C. INDEXED SECURITIES--These instruments are identified in the portfolio of investments. The price of these securities may be more volatile than the price of a comparable fixed rate security.

    An Inverse Floating security is one where the coupon is inversely indexed to a short-term floating interest rate multiplied by a specified factor. As the floating rate rises, the coupon is reduced. Conversely, as the floating rate declines, the coupon is increased. These instruments are typically used by the Fund to enhance the yield of the portfolio.

                           June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

    An Embedded Swap security includes a swap component such that the fixed coupon component of the underlying bond is adjusted by the difference between the securities fixed swap rate and the floating swap index. These instruments are typically used by the Fund to enhance the yield of the portfolio.

6. DISTRIBUTION AND SERVICE PLANS

The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

    Annual fees under the Plans of up to .25% for Class A net assets and 1.00% each for Class B and Class C net assets are accrued daily. Included in these fees for the six months ended June 30,1998, are payments retained by Van Kampen of approximately $812,600.

                                VAN KAMPEN FUNDS

EQUITY FUNDS
Domestic
   Aggressive Equity
   Aggressive Growth
   American Value
   Comstock
   Emerging Growth
   Enterprise
   Equity Growth
   Equity Income
   Growth
   Growth and Income
   Harbor
   Pace
   Real Estate Securities
   U.S. Real Estate
   Utility
   Value
International/Global
   Asian Growth
   Emerging Markets
   Global Equity
   Global Equity Allocation
   Global Managed Assets
   International Magnum
   Latin American

FIXED-INCOME FUNDS
Income
   Corporate Bond
   Global Fixed Income
   Global Government Securities
   Government Securities
   High Income Corporate Bond
   High Yield
   High Yield & Total Return
   Limited Maturity Government
   Short-Term Global Income
   Strategic Income
   U.S. Government
   U.S. Government Trust for Income
   Worldwide High Income
Tax Exempt Income
   California Insured Tax Free
   Florida Insured Tax Free Income
   High Yield Municipal
   Insured Tax Free Income
   Intermediate Term Municipal Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Tax Free High Income
Capital Preservation and
Senior Loan Fund
   Prime Rate Income Trust
   Reserve
   Senior Floating Rate
   Tax Free Money

   To find out more about any of these funds, ask your financial adviser for a prospectus, which contains more complete information, including sales charges, risks, and expenses. Please read it carefully before you invest or send money.

   To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

   - visit our web site at
     WWW.VAN-KAMPEN.COM -- to view prospectuses, select Investors' Place, then Download a Prospectus

   - call us at 1-800-341-2911 weekdays from 7:00 a.m. to 7:00 p.m. Central time (Telecommunications Device for the Deaf users, call 1-800-421-2833)

   - e-mail us by visiting
     WWW.VAN-KAMPEN.COM and selecting Investors' Place

                        VAN KAMPEN MUNICIPAL INCOME FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN

RICHARD M. DEMARTINI*

LINDA HUTTON HEAGY

R. CRAIG KENNEDY

JACK E. NELSON

DON G. POWELL*

PHILLIP B. ROONEY

FERNANDO SISTO

WAYNE W. WHALEN* - Chairman

OFFICERS

DENNIS J. MCDONNELL*
President

RONALD A. NYBERG*
Vice President and Secretary

EDWARD C. WOOD, III*
Vice President and Chief Financial Officer

CURTIS W. MORELL*
Vice President and Chief Accounting Officer

JOHN L. SULLIVAN*
Treasurer

TANYA M. LODEN*
Controller

PETER W. HEGEL*

PAUL R. WOLKENBERG*
Vice Presidents


INVESTMENT ADVISER

VAN KAMPEN INVESTMENT
ADVISORY CORP.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 418256
Kansas City, Missouri 64141-9256

CUSTODIAN

STATE STREET BANK AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

KPMG PEAT MARWICK LLP
Peat Marwick Plaza
Chicago, Illinois 60601

* "Interested" persons of the Fund, as defined in the Investment Company Act of 1940.

(C) Van Kampen Funds Inc., 1998 All rights reserved.

(SM) denotes a service mark of Van Kampen Funds Inc.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data. After December 31, 1998, the report, if used by prospective investors, must be accompanied by a quarterly performance update.

                    TABLE OF CONTENTS

Letter to Shareholders...........................  1
Performance Results..............................  3
Glossary of Terms................................  4
Portfolio Management Review......................  6
Portfolio Highlights.............................  9
Portfolio of Investments......................... 10
Statement of Assets and Liabilities.............. 14
Statement of Operations.......................... 15
Statement of Changes in Net Assets............... 16
Financial Highlights............................. 17
Notes to Financial Statements.................... 20

INF SAR 8/98

                             LETTER TO SHAREHOLDERS



July 15, 1998

Dear Shareholder,
    As you may know, Van Kampen
American Capital is consolidating all
of the retail mutual funds that we
distribute under the single name of
Van Kampen Funds. This move
accompanies the change in our legal                    [PHOTO]
name to Van Kampen Funds Inc.
    You can be assured that the         DENNIS J. MCDONNELL AND DON G. POWELL
change in your fund's name will not
affect its management or daily
operations. You will begin seeing the
application of this change with this report. In addition, as of August 31, your fund will be listed in the daily newspapers by share class under the heading "Van Kampen Funds." For your convenience, we have enclosed a separate brochure that covers additional details related to these changes.

ECONOMIC REVIEW
    The U.S. economy continued to expand at a robust pace despite a deepening recession in Asia. The nation's inflation-adjusted output of goods and services ran at 5.4 percent during the first quarter, an annualized rate considered by many economists to be virtually unsustainable without leading to inflation. As the reporting period ended, however, there were indications that the Asian financial crisis was finally having a moderating impact on the economy. Also, the Conference Board's index of leading indicators has forecasted a slowdown in economic growth for later this year.
    Despite the generally solid pace of economic activity, inflation remained benign. Consumer prices rose by 1.7 percent during the 12 months through June, while producer prices actually declined during the same period. Falling commodity prices and the impact of the strong dollar helped to offset the inflationary implications of a tight labor market and strong consumer spending.
    While the Federal Reserve kept short-term interest rates steady at 5.5 percent during the reporting period, minutes from the central bank's May policy meeting indicated growing sentiment for tightening monetary policy if the drag from Asia does not slow the American economy on its own.

MARKET REVIEW
    Tax-exempt bonds benefited from the growing perception that the domestic economy was slowing as a result of the turmoil in Asia. Interest rates fell during the last six months of 1997 as the crisis in the Far East lowered inflationary expectations in the United States. Bond yields then rose slightly during the spring amid signs that some Asian economies

                                                           Continued on page two
were beginning to recover. When weakness in the Japanese yen undercut that recovery, long-term interest rates resumed their decline.
    The year-to-date supply of new tax-exempt issues is at record levels, almost 51 percent greater than that of the same period in 1997. Despite low absolute yields, these securities saw their demand keep pace with supply, as the ratio of tax-exempt yields to Treasuries remained extremely attractive. At the end of the reporting period, the Bond Buyer 40 Revenue Index--a widely used benchmark that consists of 40 actively traded, long-term investment grade securities--yielded
5.22 percent, while long-term Treasuries yielded 5.62 percent. This represents a taxable equivalent yield of 7.57 percent and 8.16 percent, respectively, for individuals in the 31 percent and 36 percent income tax brackets.

OUTLOOK
    We believe economic growth is likely to moderate in coming months as the impact of the Asian crisis becomes more evident. A return to the "Goldilocks" economy--not too hot, not too cold--should allow long-term interest rates to fall modestly from current levels. If fallout from Asia does not slow economic activity enough to counteract the inflationary pressures building in the economy, the Federal Reserve could raise short-term interest rates by the end of the year.
    Additional details about your fund, including a question-and-answer section with your portfolio management team, are provided in this report. As always, we are pleased to have the opportunity to serve you and your family through our diverse menu of quality investments.

Sincerely,

[SIG]
Don G. Powell

Chairman
Van Kampen Investment
Advisory Corp.

[SIG]
Dennis J. McDonnell

President
Van Kampen Investment
Advisory Corp.

             PERFORMANCE RESULTS FOR THE PERIOD ENDED JUNE 30, 1998

               VAN KAMPEN INTERMEDIATE TERM MUNICIPAL INCOME FUND

                                           A SHARES   B SHARES   C SHARES
 TOTAL RETURNS
Six-month total return based on NAV(1)...     2.81%      2.46%      2.46%
Six-month total return(2)................     (.50%)     (.54%)     1.46%
One-year total return(2).................     4.67%      4.31%      6.41%
Five-year average annual total
return(2)................................     5.75%      5.67%        N/A
Life-of-Fund average annual total
return(2)................................     6.01%      5.95%      4.89%
Commencement date........................  05/28/93   05/28/93   10/19/93

 DISTRIBUTION RATES AND YIELD

Distribution rate(3).....................     4.44%      3.91%      3.91%
Taxable equivalent distribution
rate(4)..................................     6.94%      6.11%      6.11%
SEC Yield(5).............................     3.04%      2.45%      2.47%

(1) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (3.25% for A shares) or contingent deferred sales charge for early withdrawal (3% for B shares and 1% for C shares).

(2) Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (A shares) or contingent deferred sales charge for early withdrawal (B and C shares).

(3) Distribution rate represents the monthly annualized distributions of the Fund at the end of the period and not the earnings of the Fund.

(4) Taxable equivalent calculations reflect a federal income tax rate of 36%.

(5) SEC Yield is a standardized calculation prescribed by the Securities and Exchange Commission for determining the amount of net income a portfolio should theoretically generate for the 30-day period ending June 30, 1998.

A portion of the interest income may be taxable for investors subject to the federal alternative minimum tax (AMT).

See the Fund Performance section of the current prospectus. Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions. This performance was achieved during generally rising stock prices. Fund shares, when redeemed, may be worth more or less than their original cost.

The share value of the Fund will generally fluctuate more than the value of short-term investments particularly if there is a rise in short-term rates.

Market forecasts provided in this report may not necessarily come to pass.

                               GLOSSARY OF TERMS

BASIS POINT: A measure used in quoting bond yields. One hundred basis points is equal to 1 percent. For example, if a bond's yield changes from 7.00 to 6.65 percent, it is a 35 basis-point move.

CALL FEATURE: Allows the issuer to buy back a bond on specific call dates before maturity. Call dates and prices are set when the bond is issued. To compensate the bondholder for loss of income and ownership, the initial call price is usually higher than the face value of the bond. Bonds are usually called when interest rates drop so significantly that the issuer can save money by issuing new bonds at lower rates.

A callable bond is "priced to the call" when it is selling at a premium, because it is assumed that the issuer will redeem the bond at its call date, rather than at maturity.

CLASS A SHARES: When Class A shares of a fund are purchased, the share price includes the net asset value plus a one-time sales charge (or "load"). There is no redemption fee (Contingent Deferred Sales Charge).

COUPON RATE: The stated rate of interest the bond pays until maturity, expressed as a percentage of the face value.

CREDIT SPREAD: Also called quality spread, the difference in yield between higher-quality issues (such as Treasury securities) and lower-quality issues. Normally, lower-quality issues provide higher yields to compensate investors for the additional credit risk.

DURATION: A measure of the sensitivity of a bond's price to changes in interest rates, expressed in years. Each year of duration represents an expected 1 percent change in the price of a bond for every 1 percent change in interest rates. The longer a fund's duration, the greater the effect of interest rate movements on net asset value. Typically, funds with shorter durations have performed better in rising rate environments, while funds with longer durations have performed better when rates decline.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve System, which is the central bank system of the United States. Its policy-making committee, called the Federal Open Market Committee, meets eight times a year to establish monetary policy and monitor the economic pulse of the U.S.

GENERAL OBLIGATION BONDS: Bonds backed by the full faith and credit (taxing authority) of the issuer for timely payment of interest and principal. These bonds are issued to finance essential government projects, such as highways and schools.

INFLATION: An economic state in which the money supply and business activity dramatically increase, accompanied by sharply rising prices. Inflation is widely measured by the Consumer Price Index, an economic indicator that measures the change in the cost of purchased goods and services.

MUNICIPAL BOND: A debt security issued by a state, municipality, or other government entity to finance capital expenditures such as the construction of highways, public works, or school buildings. Interest on municipal bonds is exempt from federal taxation and, potentially, from state and local taxation.

NET ASSET VALUE (NAV): The value of a mutual fund share, calculated by deducting a fund's liabilities from its total assets and dividing this amount by the number of shares outstanding. The NAV does not include any initial or contingent deferred sales charge.

PREREFUNDING: A process whereby new bonds are issued to refinance an outstanding bond issue. This typically occurs when interest rates decline and an issuer replaces its higher-yielding bonds with current lower-yielding issues.

YIELD CURVE: A result of viewing the yields of U.S. Treasury securities maturing in 1, 5, 10, and 30 years. When grouped together and graphed, a pattern of increasing yield is often reflected as the time to maturity extends. This pattern creates an upward sloping "curve." A "flat" yield curve represents little difference between short- and long-term interest rates.

                          PORTFOLIO MANAGEMENT REVIEW
               VAN KAMPEN INTERMEDIATE TERM MUNICIPAL INCOME FUND

We recently spoke with the management team of the Van Kampen Intermediate Term Municipal Income Fund about the key events and economic forces that shaped the markets during the first half of the Fund's fiscal year. The team includes Timothy D. Haney, portfolio manager, and Peter W. Hegel, chief investment officer for fixed-income investments. The following excerpts reflect their views on the Fund's performance during the six-month period ended June 30, 1998.

   Q HOW WOULD YOU DESCRIBE THE PREVAILING MARKET CONDITIONS DURING THE PAST SIX MONTHS?

   A The markets have been in a fairly modest trading range, which is what you might expect in the persistently benign market environment of low interest rates, low inflation, and moderate economic growth we've seen so far this year. The Federal Reserve Board has held short-term interest rates steady, so any market movement we've seen has been a function of investors trying to anticipate how the Fed might react to economic conditions as they change over time.
    Because of supply-and-demand fundamentals and the impact of the Asian financial crisis, municipal bonds did not perform as well as Treasuries. As the U.S. dollar has risen in value relative to Asian currencies, the demand for U.S. Treasury securities has increased. At the same time, the federal budget surplus has reduced the government's need to issue new debt (such as Treasury bonds). As a result, fewer bonds are available to meet this increased demand. Consequently, as bond prices were driven up, the yield on the 30-year Treasury declined during the period--from 5.92 percent on December 31, 1997, to 5.62 percent on June 30, 1998--after reaching an all-time low of 5.57 percent.
    The fundamental factors at work in the municipal market have created the opposite situation: historically low interest rates have fueled refundings as well as new borrowings, resulting in a 51 percent increase in the supply of new bond issues compared to the same period last year. Although these lower interest rates were not quite as attractive to investors seeking yield, investor demand did keep pace with supply. Because the yields available on municipal securities were nearly as high as Treasury yields, the market attracted a high level of activity among casualty insurance companies and banks, as well as "crossover" buyers (institutions that typically purchase taxable securities). At the end of the reporting period, the Bond Buyer 40 Index (an index of 40 actively traded, long-term investment grade securities) had a yield of 5.22 percent, or 93 percent of the yield available from long-term Treasuries.
    The difference between the yields on securities of varying credit quality has been very narrow. An example of this "yield spread" is the municipal bond issue brought to market by Long Island Power Authority (LIPA) in May to finance its takeover of the Long Island Lighting Company. This $3.4 billion issue--the largest municipal bond issue in history--was split among two credit ratings: a portion of the issue was insured and had a AAA rating, while the remaining uninsured portion came to market with LIPA's BBB rating. The yield spread between the insured, AAA-rated portion and the BBB-rated securities was only

17 basis points (0.17 percentage points). While the long-term portion of this issue was attractive, we felt the intermediate-range portion was too expensive, so the Fund did not participate in this particular bond issue.

   Q  HOW HAS THE PORTFOLIO CHANGED OVER THE LAST SIX MONTHS?

   A The Fund was well positioned for the conditions we encountered in the first half of the year, and has subsequently done quite well. So, on the whole, we made only minor adjustments in the Fund's portfolio.
    Cash flow into the Fund from new purchases was strong, and we tried to put this money to work by looking for suitable holdings in the BBB and non-rated sectors, because these securities help to bolster the Fund's income component. Our allocation to non-rated securities remained at 29 percent, with 21 percent in BBB-rated securities.
    Overall, our goal is to keep assets flowing into securities that will outperform the market over time. Based on our research, we targeted the excellent potential value in the hospital and nursing care sectors, where we see the opportunity for competitive returns with a reasonable margin of safety.
    This philosophy also steered us toward some of the lower-rated, shorter-maturity issues that our high yield research group has evaluated. That's one of the advantages of having a strong research team--we can purchase bond issues that might be too inefficient or costly for others to examine closely. For additional Fund portfolio highlights, please refer to page nine.

   Q  YOU ALLUDED TO THE FUND'S PERFORMANCE EARLIER. HAS IT DONE WELL?

   A The Fund has been a very strong performer thus far in 1998, outperforming even some of the long-term municipal funds in the marketplace. Its year-to-date total return is 2.81 percent(1) (Class A shares at net asset value), exceeding the average for this category (2.05 percent, as measured by Lipper Analytical Services) and ahead of nearly all funds in its peer group. By comparison, the Lehman Brothers Municipal Bond Index produced a total return of
2.69 percent over the same period. This index is a broad-based index of municipal bonds and does not reflect any commissions that would be paid by an investor purchasing the securities it represents. The Fund's monthly dividend for Class A shares was increased to $0.0405 per share, up from $0.0395 per share, at the beginning of the reporting period and has held steady since then. Please refer to the chart on page three for additional Fund performance results.

   Q  WHAT DO YOU SEE ON THE HORIZON FOR THE MARKETS AND THE FUND?

   A We expect the low interest-rate environment to continue in the near term, but we are not overly bullish on the market as a whole. While low inflation and controlled economic growth have been the norm, the Fed will continue to weigh the impact of raising interest rates in the second half of the year if the economy gains steam and threatens to drive inflation higher.

    The municipal market is likely to bounce around within its recent trading range in the weeks ahead, unless the taxable market makes a significant move. The supply of bond issues looks like it will remain strong, possibly setting an annual record for the industry. Currently, it's on pace to break the volume record of almost $300 billion set in 1993. A drop in rates of 25 basis points (0.25 percentage points) could spark further refunding of outstanding bond issues and bring new bond issues into the marketplace ahead of their original schedule.
    The U.S. dollar looks like it will remain strong relative to other currencies, making our bond market more appealing to foreign investors. Already, the U.S. market has higher interest rates than any other country among the world's seven largest industrial nations (the "G-7" countries). Combine these factors with our declining federal budget deficit, which shrinks the supply of government debt, and it's likely that demand will keep pace with the supply of bonds and lend support to bond prices.
    We will continue to manage the portfolio with an eye toward longer-term value. Our goal is to seek out lower-rated (or non-rated), higher-yielding, higher-risk bonds with a chance for appreciation, and combine them with high-rated investment grade bonds that we believe have the potential to outperform the market. This approach has been effective over the past six to twelve months, and we are confident that it will help keep the Fund competitive in the second half of 1998.

[SIG]
Peter W. Hegel

Chief Investment Officer
Fixed Income Investments

[SIG]
Timothy D. Haney

Portfolio Manager

                                              Please see footnotes on page three

                              PORTFOLIO HIGHLIGHTS

               VAN KAMPEN INTERMEDIATE TERM MUNICIPAL INCOME FUND

 TOP TEN STATES AS OF JUNE 30, 1998

                           PERCENTAGE OF FUND'S
                          LONG-TERM INVESTMENTS
Illinois...............             12.0%
New York...............             11.1%
New Jersey.............              7.0%
Ohio...................              6.7%
Georgia................              6.6%
Florida................              6.6%
California.............              5.8%
Arizona................              4.6%
Massachusetts..........              4.5%
Colorado...............              4.4%

 CREDIT QUALITY AS A PERCENTAGE OF LONG-TERM INVESTMENTS

AS OF JUNE 30, 1998                                        AS OF DECEMBER 31, 1997
AAA..............   35.9%                                  AAA..............   34.9%
AA...............    4.4%                                  AA...............    5.9%
A................    7.6%             [PIE CHART]          A................    8.1%           [PIE CHART]
BBB..............   20.6%                                  BBB..............   17.9%
BB...............    2.9%                                  BB...............    4.2%
Non-Rated........   28.6%                                  Non-Rated........   29.0%

Based upon the highest credit quality ratings as determined by Standard & Poor's or Moody's.

 TOP FIVE PORTFOLIO SECTORS AS A PERCENTAGE OF LONG-TERM INVESTMENTS

 AS OF JUNE 30, 1998                        AS OF DECEMBER 31, 1997
Health Care...........  29.3%               Health Care...........   18.5%
Housing...............  20.0%               Multi-Family Housing...  16.4%
Transportation........  12.7%               Industrial Revenue....   15.0%
Public Improvement....  11.8%               General Purpose.......   13.0%
Industrial                                  Airport...............   10.7%
  Development.........  10.1%

 DURATION

          AS OF JUNE 30, 1998          AS OF DECEMBER 31, 1997
Duration       5.98 years                     5.81 years

                            PORTFOLIO OF INVESTMENTS

                           June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

 Par
Amount
(000)                       Description                     Coupon   Maturity  Market Value
-------------------------------------------------------------------------------------------
          MUNICIPAL BONDS  104.5%
          ALABAMA  1.4%
$  500    West Jefferson Cnty, AL Amusement & Pub Pk
          Auth.............................................   7.500%  12/01/08  $   533,595
                                                                                -----------
          ALASKA  0.7%
   250    Seward, AK Rev AK Sealife Cent Proj..............   7.100   10/01/05      265,482
                                                                                -----------
          ARIZONA  4.8%
   500    Maricopa Cnty, AZ Indl Dev Auth Senior Living Fac
          Rev..............................................   7.250   04/10/05      526,150
 1,160    Pima Cnty, AZ Indl Dev Auth Indl Rev Lease Oblig
          Irvington Proj Tucson Ser A Rfdg (FSA Insd)......   7.250   07/15/10    1,293,748
                                                                                -----------
                                                                                  1,819,898
                                                                                -----------
          CALIFORNIA  6.1%
   360    California Edl Fac Auth Rev Pacific Grad
          School...........................................   6.950   11/01/07      374,533
 1,000    California St (AMBAC Insd).......................   6.400   09/01/08    1,164,720
   240    Del Mar, CA Race Track Auth Rev Rfdg.............   6.000   08/15/06      256,923
   500    Stockton, CA Comnty Fac Dist Spl Tax No One Mello
          Roos Weston Ranch Ser A..........................   5.500   09/01/09      504,805
                                                                                -----------
                                                                                  2,300,981
                                                                                -----------
          COLORADO  4.6%
   330    Colorado Hlth Fac Auth Rev Sr Living Fac Eaton
          Terrace Ser A....................................   6.800   07/01/09      346,025
   219    Colorado Hsg Fin Auth Access Pgm Single Family
          Pgm Ser E........................................   8.125   12/01/24      240,907
 1,000    Denver, CO City & Cnty Arpt Rev Ser A............   7.400   11/15/04    1,156,230
                                                                                -----------
                                                                                  1,743,162
                                                                                -----------
          CONNECTICUT  2.2%
   145    Mashantucket Western Pequot Tribe CT Spl Rev Ser
          A (Escrowed to Maturity),144A -- Private
          Placement (a)....................................   6.500   09/01/06      165,750
   155    Mashantucket Western Pequot Tribe CT Spl Rev Ser
          A, 144A -- Private Placement (a).................   6.500   09/01/06      173,958
   475    New Haven, CT Indl Fac Rev Adj Govt Cent Thermal
          Energies.........................................   7.250   07/01/09      478,434
                                                                                -----------
                                                                                    818,142
                                                                                -----------
          FLORIDA  6.9%
 1,150    Florida Hsg Fin Agy Hsg Maitland Club Apts Ser B1
          (AMBAC Insd).....................................   6.750   08/01/14    1,255,225
   190    Lee Cnty, FL Indl Dev Auth Econ Rev Encore
          Nursing Cent Partner Rfdg........................   8.125   12/01/07      211,088
   250    Orange Cnty, FL Hlth Fac Auth Rev First Mtg
          Orlando Lutheran Twr Rfdg........................   8.125   07/01/06      278,753
   300    Volusia Cnty, FL Indl Dev Auth Bishops Glen Proj
          Rfdg.............................................   7.125   11/01/06      322,869
   535    Westchase East Cmnty Dev Dist FL Cap Impt Rev....   7.250   05/01/03      554,741
                                                                                -----------
                                                                                  2,622,676
                                                                                -----------

                                               See Notes to Financial Statements

                           June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

 Par
Amount
(000)                       Description                     Coupon   Maturity  Market Value
-------------------------------------------------------------------------------------------
          GEORGIA  6.9%
$1,460    De Kalb Cnty, GA Hsg Auth Multi-Family Hsg Rev
          North Hill Apts Proj Rfdg (FNMA
          Collateralized)..................................   6.625%  01/01/25  $ 1,596,262
 1,000    George L Smith II GA World Congress Ctr Auth Rev
          Rfdg Domed Stadium Proj (MBIA Insd)..............   6.000   07/01/04    1,040,640
                                                                                -----------
                                                                                  2,636,902
                                                                                -----------
          ILLINOIS  12.6%
   450    Bedford Park, IL Tax Increment 71st & Cicero Proj
          Rfdg.............................................   7.000   01/01/06      485,055
   500    Carol Stream, IL First Mtg Rev Windsor Pk Mnr
          Proj.............................................   6.500   12/01/07      531,285
   490    Chicago, IL Tax Increment Alloc San Drainage &
          Ship Canal A.....................................   7.375   01/01/05      520,723
   545    Clay Cnty, IL Hosp Rev...........................   5.500   12/01/10      541,103
   150    Danville, IL Single Family Mtg Rev Rfdg..........   7.300   11/01/10      159,978
 1,335    Illinois Dev Fin Auth Elderly Hsg Rev
          Libertyville Towers Ser A........................   6.500   09/01/09    1,407,437
   750    Illinois Hlth Fac Auth Rev Holy Cross Hosp Proj
          Ser 94-A.........................................   6.250   03/01/04      796,860
   300    Peoria, IL Spl Tax Weaverridge Spl Svc Area......   7.625   02/01/08      327,060
                                                                                -----------
                                                                                  4,769,501
                                                                                -----------
          INDIANA  0.9%
   350    Indiana Hlth Fac Fing Auth Hosp Rev Rfdg Floyd
          Mem Hosp & Hlth Svcs.............................   4.800   02/15/07      354,746
                                                                                -----------
          KANSAS  2.8%
 1,000    Kansas St Dev Fin Auth Rev Sisters Of Charity
          Leavenworth (MBIA Insd)..........................   5.500   12/01/08    1,081,110
                                                                                -----------
          KENTUCKY  1.4%
   500    Kenton Cnty, KY Arpt Brd Rev (MBIA Insd).........   5.900   03/01/05      541,795
                                                                                -----------
          LOUISIANA  2.0%
   240    Iberia Parish, LA Hosp Svc Dist No 1 Hosp Rev....   7.500   05/26/06      258,703
   500    Louisiana Hsg Fin Agy Rev Multi-Family Hsg
          Plantation Ser A.................................   7.200   01/01/06      498,900
                                                                                -----------
                                                                                    757,603
                                                                                -----------
          MASSACHUSETTS  4.7%
   500    Massachusetts St Hlth & Edl Fac Auth Rev Cent New
          England Hlth Sys Ser A...........................   6.125   08/01/13      519,295
   500    Massachusetts St Hlth & Edl North Adams Regl Hosp
          Ser C............................................   6.250   07/01/04      537,695
   210    Massachusetts St Indl Fin Agy East Boston
          Neighborhood Proj................................   7.250   07/01/06      220,641
   500    Massachusetts St Indl Fin Agy Rev Grtr Lynn
          Mental Hlth......................................   6.200   06/01/08      502,580
                                                                                -----------
                                                                                  1,780,211
                                                                                -----------
          MINNESOTA  2.2%
   500    Crow Fin Auth MN Tribal Purp Rev 144A - Private
          Placement (a)....................................   5.400   10/01/07      520,645
   315    Minneapolis, MN Multi-Family Rev Hsg Belmont Apts
          Proj.............................................   7.000   11/01/06      326,409
                                                                                -----------
                                                                                    847,054
                                                                                -----------
          MISSOURI  4.5%
 1,500    Kansas City, MO Arpt Rev Genl Impt Ser A (FSA
          Insd)............................................   7.000   09/01/12    1,696,620
                                                                                -----------

                                               See Notes to Financial Statements

                           June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

 Par
Amount
(000)                       Description                     Coupon   Maturity  Market Value
-------------------------------------------------------------------------------------------
          NEW JERSEY  7.3%
$  500    Camden Cnty, NJ Impt Auth Lease Rev Kaighn Pt
          Marine Terminal A................................   7.375%  06/01/07  $   522,075
 1,000    East Orange, NJ Brd Ed Ctfs Partn Cap Apprec (FSA
          Insd)............................................       *   02/01/16      418,150
   250    New Jersey Econ Dev Auth Rev Sr Mtg Arbor Glen
          Proj Ser A.......................................   8.000   05/15/04      272,682
 1,000    New Jersey Hlthcare Fac Fin Auth Rev Christ Hosp
          Group Issue (Connie Lee Insd)....................   7.000   07/01/06    1,166,090
   375    New Jersey Hlthcare Fac Fin Auth Rev Palisades
          Med Cent.........................................   7.500   07/01/06      402,960
                                                                                -----------
                                                                                  2,781,957
                                                                                -----------
          NEW YORK  11.6%
   500    New York City Ser A..............................   7.000   08/01/07      581,930
   500    New York St Dorm Auth Rev Rfdg Secd Hosp North
          Gen Hosp Ser G...................................   5.125   02/15/08      512,770
 1,000    New York St Med Care Fac Fin Agy Rev NY Hosp Mtg
          Ser A (AMBAC Insd)...............................   6.200   08/15/05    1,124,480
 1,000    New York St Twy Auth Svc Contract Loc Hwy &
          Brdg.............................................   5.800   04/01/00    1,029,080
 1,000    Niagara Falls, NY Pub Impt (MBIA Insd)...........   6.900   03/01/20    1,136,000
                                                                                -----------
                                                                                  4,384,260
                                                                                -----------
          OHIO  7.0%
   500    Cuyahoga Cnty, OH Hlthcare Fac Rev Judson
          Retirement Cmnty Ser A Rfdg......................   7.000   11/15/10      542,035
   250    Marion Cnty, OH Hosp Impt Rev Cmnty Hosp Rfdg....   6.375   05/15/11      274,663
 1,000    Ohio St Air Quality Dev Auth Rev Owens Corning
          Fiberglass Proj Rfdg.............................   6.250   06/01/04    1,066,110
   775    Sandusky Cnty, OH Hosp Fac Rev Rfdg Mem Hosp.....   5.000   01/01/06      778,611
                                                                                -----------
                                                                                  2,661,419
                                                                                -----------
          OKLAHOMA  1.4%
   520    Shawnee, OK Hosp Auth Hosp Rev Midamerica
          Hlthcare Inc Rfdg................................   5.750   10/01/03      537,098
                                                                                -----------
          PENNSYLVANIA  1.9%
   225    Erie, PA Higher Edl Bldg Auth College Rev
          Mercyhurst College Proj A Rfdg...................   5.300   03/15/03      233,658
   490    Philadelphia, PA Auth For Indl Dev Hlth Care Fac
          Rev Baptist Home of Phil Ser A...................   5.200   11/15/04      494,165
                                                                                -----------
                                                                                    727,823
                                                                                -----------
          TEXAS  3.4%
   500    Austin, TX Util Sys Rev Rfdg (AMBAC Insd)........   6.500   11/15/05      562,695
   405    Mesquite, TX Hlth Fac Dev Retirement Fac
          Christian Ser A..................................   6.100   02/15/08      432,524
   300    San Antonio, TX Hsg Fin Corp Multi-Family Hsg Rev
          Beverly Oaks Arpt Proj Ser A.....................   7.500   02/01/10      313,686
                                                                                -----------
                                                                                  1,308,905
                                                                                -----------
          UTAH  4.0%
 1,400    Utah St Hsg Fin Agy Single Family Mtg Mezz Ser
          A-1 (FHA Gtd)....................................   7.150   07/01/12    1,505,490
                                                                                -----------

                                               See Notes to Financial Statements

                           June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

 Par
Amount
(000)                       Description                     Coupon   Maturity  Market Value
-------------------------------------------------------------------------------------------
         VIRGINIA  1.5%
$ 500    Pittsylvania Cnty, VA Indl Dev Auth Rev Exempt
         Fac Ser A........................................   7.450%  01/01/09   $   553,990
                                                                                -----------
         U. S. VIRGIN ISLANDS  1.7%
  600    Virgin Islands Pub Fin Auth Rev Sr Lien Fd Ln Nts
         Ser C............................................   5.500   10/01/07       629,208
                                                                                -----------
TOTAL INVESTMENTS  104.5%
  (Cost $37,078,152).........................................................    39,659,628
LIABILITIES IN EXCESS OF OTHER ASSETS  (4.5%)................................    (1,718,925)
                                                                                -----------
NET ASSETS  100.0%...........................................................   $37,940,703
                                                                                ===========

* Zero coupon bond

(a) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold only in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                           June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $37,078,152)........................  $39,659,628
Receivables:
  Investments Sold..........................................    1,469,204
  Interest..................................................      742,049
  Fund Shares Sold..........................................       37,064
Other.......................................................          329
                                                              -----------
      Total Assets..........................................   41,908,274
                                                              -----------
LIABILITIES:
Payables:
  Investments Purchased.....................................    2,547,492
  Fund Shares Repurchased...................................      552,666
  Custodian Bank............................................      518,874
  Distributor and Affiliates................................       49,830
  Income Distributions......................................       48,580
  Investment Advisory Fee...................................       15,822
Accrued Expenses............................................      135,689
Trustees' Deferred Compensation and Retirement Plans........       98,618
                                                              -----------
      Total Liabilities.....................................    3,967,571
                                                              -----------
NET ASSETS..................................................  $37,940,703
                                                              ===========
NET ASSETS CONSIST OF:
Capital.....................................................  $35,624,488
Net Unrealized Appreciation.................................    2,581,476
Accumulated Undistributed Net Investment Income.............       34,186
Accumulated Net Realized Loss...............................     (299,447)
                                                              -----------
NET ASSETS..................................................  $37,940,703
                                                              ===========
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $19,099,931 and 1,803,742 shares of
    beneficial interest issued and outstanding).............  $     10.59
    Maximum sales charge (3.25%* of offering price).........          .36
                                                              -----------
    Maximum offering price to public........................  $     10.95
                                                              ===========
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $15,778,391 and 1,491,739 shares of
    beneficial interest issued and outstanding).............  $     10.58
                                                              ===========
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $3,062,381 and 289,566 shares of
    beneficial interest issued and outstanding).............  $     10.58
                                                              ===========

* On sales of $25,000 or more, the sales charge will be reduced.

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

               For the Six Months Ended June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest....................................................  $1,079,690
                                                              ----------
EXPENSES:
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $21,598, $80,192 and $14,777
  respectively).............................................     116,567
Investment Advisory Fee.....................................      90,569
Accounting..................................................      29,000
Registration................................................      26,545
Shareholder Services........................................       9,727
Shareholder Reports.........................................       5,000
Amortization of Organizational Costs........................       4,828
Trustees' Fees and Expenses.................................       4,472
Custody.....................................................       1,275
Legal.......................................................         400
Other.......................................................      16,170
                                                              ----------
    Total Expenses..........................................     304,553
                                                              ----------
NET INVESTMENT INCOME.......................................  $  775,137
                                                              ==========
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
    Investments.............................................  $   16,376
    Options.................................................      22,583
                                                              ----------
Net Realized Gain...........................................      38,959
                                                              ----------
Unrealized Appreciation/Depreciation:
    Beginning of the Period.................................   2,433,733
    End of the Period:
      Investments...........................................   2,581,476
                                                              ----------
Net Unrealized Appreciation During the Period...............     147,743
                                                              ----------
NET REALIZED AND UNREALIZED GAIN............................  $  186,702
                                                              ==========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $  961,839
                                                              ==========

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                 For the Six Months Ended June 30, 1998 and the
                    Year Ended December 31, 1997 (Unaudited)
--------------------------------------------------------------------------------

                                                     Six Months Ended      Year Ended
                                                      June 30, 1998     December 31, 1997
-----------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income............................... $        775,137      $ 1,380,936
Net Realized Gain...................................           38,959          347,481
Net Unrealized Appreciation During the Period.......          147,743          651,462
                                                     ----------------      -----------
Change in Net Assets from Operations................          961,839        2,379,879
                                                     ----------------      -----------
Distributions from Net Investment Income:
  Class A Shares....................................         (398,519)        (560,309)
  Class B Shares....................................         (317,217)        (628,468)
  Class C Shares....................................          (58,539)        (186,777)
                                                     ----------------      -----------
    Total Distributions.............................         (774,275)      (1,375,554)
                                                     ----------------      -----------
NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES........................................          187,564        1,004,325
                                                     ----------------      -----------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold...........................        9,257,963        5,579,082
Net Asset Value of Shares Issued Through Dividend
  Reinvestment......................................          524,152          883,487
Cost of Shares Repurchased..........................       (4,423,444)      (9,753,115)
                                                     ----------------      -----------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS......................................        5,358,671       (3,290,546)
                                                     ----------------      -----------
TOTAL INCREASE/DECREASE IN NET ASSETS...............        5,546,235       (2,286,221)
NET ASSETS:
Beginning of the Period.............................       32,394,468       34,680,689
                                                     ----------------      -----------
End of the Period (Including accumulated
  undistributed net investment income of $34,186 and
  $33,324, respectively)............................ $     37,940,703      $32,394,468
                                                     ================      ===========

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

       The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                                            Six Months            Year Ended December 31,
                                               Ended       -------------------------------------
              Class A Shares               June 30, 1998    1997      1996      1995      1994
------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the
  Period..................................    $10.536      $10.213   $10.264   $ 9.330   $10.145
                                              -------      -------   -------   -------   -------
  Net Investment Income...................       .236         .480      .455      .508      .489
  Net Realized and Unrealized Gain/Loss...       .060         .317     (.032)     .900     (.815)
                                              -------      -------   -------   -------   -------
Total from Investment Operations..........       .296         .797      .423     1.408     (.326)
Less Distributions from Net Investment
  Income..................................       .243         .474      .474      .474      .489
                                              -------      -------   -------   -------   -------
Net Asset Value, End of the Period........    $10.589      $10.536   $10.213   $10.264   $ 9.330
                                              =======      =======   =======   =======   =======
Total Return* (a).........................      2.81%**      8.08%     4.27%    15.31%    (3.32%)
Net Assets at End of the Period (In
  millions)...............................    $  19.1      $  12.9   $  12.5   $  15.6   $  15.7
Ratio of Expenses to Average Net
  Assets*.................................      1.28%        1.52%     1.56%     1.00%      .67%
Ratio of Net Investment Income to Average
  Net Assets*.............................      4.65%        4.67%     4.45%     5.10%     5.07%
Portfolio Turnover........................        13%**        37%       45%       75%      274%
* If certain expenses had not been reimbursed by Van Kampen, Total Return would have been lower and the ratios would have been as follow:
Ratio of Expenses to Average Net Assets...        n/a        1.67%     1.74%     1.61%     1.75%
Ratio of Net Investment Income to Average
  Net Assets..............................        n/a        4.52%     4.27%     4.49%     3.99%

** Non-Annualized

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

n/a - not applicable

                                               See Notes to Financial Statements

       The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                                           Six Months            Year Ended December 31,
                                              Ended       --------------------------------------
             Class B Shares               June 30, 1998     1997      1996      1995      1994
------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the
  Period.................................    $10.526      $ 10.209   $10.263   $ 9.319   $10.137
                                             -------      --------   -------   -------   -------
Net Investment Income                           .206          .402      .375      .430      .417
Net Realized and Unrealized Gain/Loss....       .052          .317     (.027)     .916     (.818)
                                             -------      --------   -------   -------   -------
Total from Investment Operations.........       .258          .719      .348     1.346     (.401)
Less Distributions from Net Investment
  Income.................................       .207          .402      .402      .402      .417
                                             -------      --------   -------   -------   -------
Net Asset Value, End of the Period.......    $10.577      $ 10.526   $10.209   $10.263   $ 9.319
                                             =======      ========   =======   =======   =======
Total Return* (a)........................      2.46%**       7.23%     3.54%    14.62%    (4.04%)
Net Assets at End of the Period (In
  millions)..............................    $  15.8      $   16.4   $  16.4   $  17.5   $  17.7
Ratio of Expenses to Average Net
  Assets*................................      2.04%         2.28%     2.32%     1.75%     1.43%
Ratio of Net Investment Income to Average
  Net Assets*............................      3.94%         3.91%     3.69%     4.33%     4.30%
Portfolio Turnover.......................        13%**         37%       45%       75%      274%
* If certain expenses had not been reimbursed by Van Kampen, Total Return would have been lower and the ratios would have been as follow:
Ratio of Expenses to Average Net
  Assets.................................        n/a         2.42%     2.50%     2.36%     2.50%
Ratio of Net Investment Income to Average
  Net Assets.............................        n/a         3.77%     3.51%     3.72%     3.24%

** Non-Annualized

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

n/a - not applicable

                                               See Notes to Financial Statements

       The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                                            Six Months            Year Ended December 31,
                                               Ended       -------------------------------------
              Class C Shares               June 30, 1998    1997      1996      1995      1994
------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the
  Period..................................    $10.525      $10.206   $10.260   $ 9.314   $10.134
                                              -------      -------   -------   -------   -------
Net Investment Income.....................       .206         .402      .374      .430      .419
Net Realized and Unrealized Gain/Loss.....       .052         .319     (.026)     .918     (.822)
                                              -------      -------   -------   -------   -------
Total from Investment Operations..........       .258         .721      .348     1.348     (.403)
Less Distributions from Net Investment
  Income..................................       .207         .402      .402      .402      .417
                                              -------      -------   -------   -------   -------
Net Asset Value, End of the Period........    $10.576      $10.525   $10.206   $10.260   $ 9.314
                                              =======      =======   =======   =======   =======
Total Return* (a).........................      2.46%**      7.23%     3.54%    14.74%    (4.04%)
Net Assets at End of the Period (In
  millions)...............................    $   3.1      $   3.1   $   5.8   $   4.9   $   4.7
Ratio of Expenses to Average
  Net Assets*.............................      2.05%        2.29%     2.32%     1.74%     1.43%
Ratio of Net Investment Income to Average
  Net Assets*.............................      3.93%        3.88%     3.70%     4.36%     4.34%
Portfolio Turnover........................        13%**        37%       45%       75%      274%
*If certain expenses had not been reimbursed by Van Kampen, Total Return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets...        n/a        2.43%     2.50%     2.34%     2.46%
Ratio of Net Investment Income to Average
  Net Assets..............................        n/a        3.74%     3.52%     3.75%     3.31%

** Non-Annualized

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

n/a - not applicable

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                           June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Intermediate Term Municipal Income Fund, formerly known as Van Kampen American Capital Intermediate Term Municipal Income Fund, (the "Fund") is organized as a series of Van Kampen Tax Free Trust (the "Trust"), a Delaware business trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek a high level of current income exempt from federal income tax, consistent with preservation of capital. The Fund commenced investment operations on May 28, 1993 with two classes of common shares, Class A and Class B shares. The distribution of the Fund's Class C shares commenced on October 19, 1993.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Investments are stated at value using market quotations or, if such valuations are not available, estimates obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made. At June 30, 1998, there were no when issued or delayed delivery purchase commitments.

C. INCOME AND EXPENSES--Interest income is recorded on an accrual basis. Bond premium and original issue discount are amortized over the expected life of each applicable security. Expenses of the Fund are allocated on a pro rata basis to each class

                           June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. ORGANIZATIONAL COSTS--The Fund has reimbursed Van Kampen Funds Inc. or its affiliates (collectively "Van Kampen") for costs incurred in connection with the Fund's organization in the amount of $60,000. These costs were amortized on a straight line basis over the 60 month period which ended May 27, 1998.

E. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of loss and offset such losses against any future realized capital gains. At December 31, 1997, the Fund had an accumulated capital loss carryforward for tax purposes of $337,570 which will expire between December 31, 2002 and December 31, 2003. Net realized gains or losses may differ for financial purposes primarily as a result of post October losses which may not be recognized for tax purposes until the first day of the following fiscal year.

    At June 30, 1998, for federal income tax purposes, cost of long-term investments is $37,078,152; the aggregate gross unrealized appreciation is $2,582,575 and the aggregate gross unrealized depreciation is $1,099, resulting in net unrealized appreciation of $2,581,476.

F. DISTRIBUTION OF INCOME AND GAINS--The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

                   AVERAGE NET ASSETS                       % PER ANNUM
-----------------------------------------------------------------------
First $500 million......................................     .500 of 1%
Over $500 million.......................................     .450 of 1%

                           June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

    For the six months ended June 30, 1998, the Fund recognized expenses of approximately $400 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    For the six months ended June 30, 1998, the Fund recognized expenses of approximately $29,000 representing Van Kampen's cost of providing accounting and legal services to the Fund.

    Van Kampen Investor Services Inc. ("VKIS"), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended June 30, 1998, the Fund recognized expenses of approximately $9,100. Beginning in 1998, the transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

    At June 30, 1998, Van Kampen owned 1,000, 100 and 100 shares of beneficial interest of Classes A, B and C, respectively.

3. CAPITAL TRANSACTIONS

The Fund has outstanding three classes of shares of beneficial interest, Classes A, B and C, each with a par value of $.01 per share. There are an unlimited number of shares of each class authorized.

                           June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

    At June 30, 1998, capital aggregated $18,193,417, $14,808,385 and $2,622,686 for Classes A, B and C, respectively. For the six months ended June 30, 1998, transactions were as follows:

                                                   SHARES        VALUE
-------------------------------------------------------------------------
Sales:
  Class A.......................................   765,010    $ 8,066,952
  Class B.......................................    74,455        784,130
  Class C.......................................    38,670        406,881
                                                  --------    -----------
Total Sales.....................................   878,135    $ 9,257,963
                                                  ========    ===========
Dividend Reinvestment:
  Class A.......................................    27,890    $   294,547
  Class B.......................................    17,104        180,475
  Class C.......................................     4,657         49,130
                                                  --------    -----------
Total Dividend Reinvestment.....................    49,651    $   524,152
                                                  ========    ===========
Repurchases:
  Class A.......................................  (215,629)   $(2,273,814)
  Class B.......................................  (159,577)    (1,685,904)
  Class C.......................................   (43,875)      (463,726)
                                                  --------    -----------
Total Repurchases...............................  (419,081)   $(4,423,444)
                                                  ========    ===========

                           June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

     At December 31, 1997, capital aggregated $12,105,732, $15,529,684 and
$2,630,401 for Classes A, B and C, respectively. For the year ended December 31, 1997, transactions were as follows:

                                                   SHARES       VALUE
------------------------------------------------------------------------
Sales:
  Class A.......................................   224,786   $ 2,319,832
  Class B.......................................   176,313     1,821,383
  Class C.......................................   141,162     1,437,867
                                                  --------   -----------
Total Sales.....................................   542,261   $ 5,579,082
                                                  ========   ===========
Dividend Reinvestment:
  Class A.......................................    36,275   $   374,192
  Class B.......................................    34,418       354,505
  Class C.......................................    15,094       154,790
                                                  --------   -----------
Total Dividend Reinvestment.....................    85,787   $   883,487
                                                  ========   ===========
Repurchases:
  Class A.......................................  (255,254)  $(2,615,305)
  Class B.......................................  (255,930)   (2,632,842)
  Class C.......................................  (437,360)   (4,504,968)
                                                  --------   -----------
Total Repurchases...............................  (948,544)  $(9,753,115)
                                                  ========   ===========

    Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). Class B shares will automatically convert to Class A shares after the eighth year following purchase. The CDSC for Class B and Class C shares will be imposed on most redemptions made within four years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                                                       CONTINGENT DEFERRED
                                                          SALES CHARGE
               YEAR OF REDEMPTION                   CLASS B           CLASS C
------------------------------------------------------------------------------
First............................................    3.00%             1.00%
Second...........................................    2.50%              None
Third............................................    2.00%              None
Fourth...........................................    1.00%              None
Fifth and Thereafter.............................     None              None

                           June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

    For the six months ended June 30, 1998, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A shares of approximately $2,100 and CDSC on redeemed shares of approximately $12,400. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $12,291,088 and $4,560,518 respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, maturity and duration. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when exercising an option contract or taking delivery of a security underlying a futures contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the option or futures contract.

    Summarized below are the specific types of derivative financial instruments used by the Fund.

A. FUTURES CONTRACTS--A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in futures on U.S. Treasury Bonds and the Municipal Bond Index and typically closes the contract prior to the delivery date. These contracts are generally used to manage the Fund's effective maturity and duration.

    Upon entering into futures contracts, the Fund maintains, in a segregated account with its custodian, securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin).

                           June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

B. OPTION CONTRACTS--An option contract gives the buyer the right, but not the obligation to buy (call) or sell (put) an underlying item at a fixed exercise price during a specified period. These contracts are generally used by the Fund to manage the portfolio's effective maturity and duration.

    Transactions in options for the six months ended June 30, 1998, were as follows:

                                                   CONTRACTS         PREMIUM
-----------------------------------------------------------------------------
Outstanding at December 31, 1997..............          0            $      0
Options Written and Purchased (Net)...........        100              24,193
Options Terminated in Closing Transactions
  (Net).......................................       (100)            (24,193)
                                                   ------            --------
Outstanding at June 30, 1998..................          0            $      0
                                                   =======           ========

6. DISTRIBUTION AND SERVICE PLANS

The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

    Annual fees under the Plans of up to .25% of Class A net assets and 1.00% each of Class B and Class C net assets are accrued daily. Included in these fees for the six months ended June 30, 1998, are payments retained by Van Kampen of approximately $75,000.

                                VAN KAMPEN FUNDS

EQUITY FUNDS
Domestic
   Aggressive Equity
   Aggressive Growth
   American Value
   Comstock
   Emerging Growth
   Enterprise
   Equity Growth
   Equity Income
   Growth
   Growth and Income
   Harbor
   Pace
   Real Estate Securities
   U.S. Real Estate
   Utility
   Value
International/Global
   Asian Growth
   Emerging Markets
   Global Equity
   Global Equity Allocation
   Global Managed Assets
   International Magnum
   Latin American

FIXED-INCOME FUNDS
Income
   Corporate Bond
   Global Fixed Income
   Global Government Securities
   Government Securities
   High Income Corporate Bond
   High Yield
   High Yield & Total Return
   Limited Maturity Government
   Short-Term Global Income
   Strategic Income
   U.S. Government
   U.S. Government Trust for Income
   Worldwide High Income
Tax Exempt Income
   California Insured Tax Free
   Florida Insured Tax Free Income
   High Yield Municipal
   Insured Tax Free Income
   Intermediate Term Municipal Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Tax Free High Income
Capital Preservation and
Senior Loan Fund
   Prime Rate Income Trust
   Reserve
   Senior Floating Rate
   Tax Free Money

   To find out more about any of these funds, ask your financial adviser for a prospectus, which contains more complete information, including sales charges, risks, and expenses. Please read it carefully before you invest or send money.

   To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

   - visit our web site at WWW.VAN-KAMPEN.COM -- to view prospectuses, select Investors' Place, then Download a Prospectus

   - call us at 1-800-341-2911 weekdays from 7:00 a.m. to 7:00 p.m. Central time (Telecommunications Device for the Deaf users, call 1-800-421-2833)

   - e-mail us by visiting WWW.VAN-KAMPEN.COM and selecting Investors' Place

               VAN KAMPEN INTERMEDIATE TERM MUNICIPAL INCOME FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN
RICHARD M. DEMARTINI*
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
JACK E. NELSON
DON G. POWELL*
PHILLIP B. ROONEY
FERNANDO SISTO
WAYNE W. WHALEN* - Chairman

OFFICERS

DENNIS J. MCDONNELL*
  President

RONALD A. NYBERG*
  Vice President and Secretary

EDWARD C. WOOD, III*
  Vice President and Chief Financial Officer

CURTIS W. MORELL*
  Vice President and Chief Accounting Officer

JOHN L. SULLIVAN*
  Treasurer

TANYA M. LODEN*
  Controller

PETER W. HEGEL*

PAUL R. WOLKENBERG*
  Vice Presidents


INVESTMENT ADVISER

VAN KAMPEN INVESTMENT ADVISORY CORP.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR
SERVICES INC.
P.O. Box 418256
Kansas City, Missouri 64141-9256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

KPMG PEAT MARWICK LLP
Peat Marwick Plaza
303 East Wacker Drive
Chicago, Illinois 60601

* "Interested" persons of the Fund, as defined in the Investment Company Act of 1940.
(C) Van Kampen Funds Inc., 1998 All rights reserved.

(SM) denotes a service mark of Van Kampen Funds Inc.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data. After December 31, 1998, this report, if used with prospective investors, must be accompanied by a quarterly performance update.

                    TABLE OF CONTENTS

Letter to Shareholders...........................  1
Performance Results..............................  3
Glossary of Terms................................  4
Portfolio Management Review......................  6
Portfolio Highlights.............................  9
Portfolio of Investments......................... 10
Statement of Assets and Liabilities.............. 13
Statement of Operations.......................... 14
Statement of Changes in Net Assets............... 15
Financial Highlights............................. 16
Notes to Financial Statements.................... 19

FLI SAR 8/98

                             LETTER TO SHAREHOLDERS



July 15, 1998

Dear Shareholder,
    As you may know, Van Kampen
American Capital is consolidating all
of the retail mutual funds that we                     [PHOTO]
distribute under the single name of
Van Kampen Funds. This move
accompanies the change in our legal
name to Van Kampen Funds Inc.
    You can be assured that the          DENNIS J. MCDONNELL AND DON G. POWELL
change in your fund's name will not
affect its management or daily
operations. You will begin seeing the
application of this change with this report. In addition, as of August 31, your fund will be listed in the daily newspapers by share class under the heading "Van Kampen Funds." For your convenience, we have enclosed a separate brochure that covers additional details related to these changes.

ECONOMIC REVIEW
    The U.S. economy continued to expand at a robust pace despite a deepening recession in Asia. The nation's inflation-adjusted output of goods and services ran at 5.4 percent during the first quarter, an annualized rate considered by many economists to be virtually unsustainable without leading to inflation. As the reporting period ended, however, there were indications that the Asian financial crisis was finally having a moderating impact on the economy. Also, the Conference Board's index of leading indicators has forecasted a slowdown in economic growth for later this year.
    Despite the generally solid pace of economic activity, inflation remained benign. Consumer prices rose by 1.7 percent during the 12 months through June, while producer prices actually declined during the same period. Falling commodity prices and the impact of the strong dollar helped to offset the inflationary implications of a tight labor market and strong consumer spending.
    While the Federal Reserve kept short-term interest rates steady at 5.5 percent during the reporting period, minutes from the central bank's May policy meeting indicated growing sentiment for tightening monetary policy if the drag from Asia does not slow the American economy on its own.

MARKET REVIEW
    Tax-exempt bonds benefited from the growing perception that the domestic economy was slowing as a result of the turmoil in Asia. Interest rates fell during the last six months of 1997 as the crisis in the Far East lowered inflationary expectations in the United States. Bond yields then rose slightly during the spring amid signs that some Asian economies

                                                           Continued on page two
were beginning to recover. When weakness in the Japanese yen undercut that recovery, long-term interest rates resumed their decline.
    The year-to-date supply of new tax-exempt issues is at record levels, almost 51 percent greater than that of the same period in 1997. Despite low absolute yields, these securities saw their demand keep pace with supply, as the ratio of tax-exempt yields to Treasuries remained extremely attractive. At the end of the reporting period, the Bond Buyer 40 Revenue Index--a widely used benchmark that consists of 40 actively traded, long-term investment grade securities--yielded
5.22 percent, while long-term Treasuries yielded 5.62 percent. This represents a taxable equivalent yield of 7.57 percent and 8.16 percent, respectively, for individuals in the 31 percent and 36 percent income tax brackets.

OUTLOOK
    We believe economic growth is likely to moderate in coming months as the impact of the Asian crisis becomes more evident. A return to the "Goldilocks" economy--not too hot, not too cold--should allow long-term interest rates to fall modestly from current levels. If fallout from Asia does not slow economic activity enough to counteract the inflationary pressures building in the economy, the Federal Reserve could raise short-term interest rates by the end of the year.
    Additional details about your fund, including a question-and-answer section with your portfolio management team, are provided in this report. As always, we are pleased to have the opportunity to serve you and your family through our diverse menu of quality investments.

Sincerely,

[SIG]
Don G. Powell

Chairman
Van Kampen Investment Advisory Corp.


[SIG]
Dennis J. McDonnell

President
Van Kampen Investment Advisory Corp.

                                                         Continued on page three

             PERFORMANCE RESULTS FOR THE PERIOD ENDED JUNE 30, 1998

                VAN KAMPEN FLORIDA INSURED TAX FREE INCOME FUND

                                          A SHARES   B SHARES   C SHARES
 TOTAL RETURNS
Six-month total return based on
  NAV(1)................................     2.59%      2.28%      2.14%
Six-month total return(2)...............    (2.31%)    (1.73%)     1.14%
One-year total return(2)................     3.33%      3.68%      6.67%
Life-of-Fund average annual total
  return(2).............................     6.30%      6.33%      6.87%
Commencement date.......................  07/29/94   07/29/94   07/29/94

 DISTRIBUTION RATES AND YIELD

Distribution rate(3)....................     4.74%      4.24%      4.24%
Taxable equivalent distribution
  rate(4)...............................     7.41%      6.63%      6.63%
SEC Yield(5)............................     4.18%      3.64%      3.63%

(1) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (4.75% for A shares) or contingent deferred sales charge for early withdrawal (4% for B shares and 1% for C shares).

(2) Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (A shares) or contingent deferred sales charge for early withdrawal (B and C shares).

(3) Distribution rate represents the monthly annualized distributions of the Fund at the end of the period and not the earnings of the Fund.

(4) Taxable equivalent calculations reflect a federal income tax rate of 36%.

(5) SEC Yield is a standardized calculation prescribed by the Securities and Exchange Commission for determining the amount of net income a portfolio should theoretically generate for the 30-day period ending June 30, 1998. Had certain expenses of the Fund not been assumed by Van Kampen, the SEC Yield would have been 3.71%, 3.14% and 3.13% for Classes A, B and C, respectively, and total returns would have been lower.

A portion of the interest income may be taxable for those investors subject to the federal alternative minimum tax (AMT).

See the Fund Performance section of the current prospectus. Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions. Fund shares, when redeemed, may be worth more or less than their original cost.

Market forecasts provided in this report may not necessarily come to pass.

                               GLOSSARY OF TERMS

BASIS POINT: A measure used in quoting bond yields. One hundred basis points is equal to 1 percent. For example, if a bond's yield changes from 7.00 to 6.65 percent, it is a 35 basis-point move.

CALL FEATURE: Allows the issuer to buy back a bond on specific call dates before maturity. Call dates and prices are set when the bond is issued. To compensate the bondholder for loss of income and ownership, the initial call price is usually higher than the face value of the bond. Bonds are usually called when interest rates drop so significantly that the issuer can save money by issuing new bonds at lower rates.

A callable bond is "priced to the call" when it is selling at a premium, because it is assumed that the issuer will redeem the bond at its call date, rather than at maturity.

CLASS A SHARES: When Class A shares of a fund are purchased, the share price includes the net asset value plus a one-time sales charge (or "load"). There is no redemption fee (Contingent Deferred Sales Charge).

COUPON RATE: The stated rate of interest the bond pays until maturity, expressed as a percentage of the face value.

CREDIT SPREAD: Also called quality spread, the difference in yield between higher-quality issues (such as Treasury securities) and lower-quality issues. Normally, lower-quality issues provide higher yields to compensate investors for the additional credit risk.

DURATION: A measure of the sensitivity of a bond's price to changes in interest rates, expressed in years. Each year of duration represents an expected 1 percent change in the price of a bond for every 1 percent change in interest rates. The longer a fund's duration, the greater the effect of interest rate movements on net asset value. Typically, funds with shorter durations have performed better in rising rate environments, while funds with longer durations have performed better when rates decline.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve System, which is the central bank system of the United States. Its policy-making committee, called the Federal Open Market Committee, meets eight times a year to establish monetary policy and monitor the economic pulse of the U.S.

GENERAL OBLIGATION BONDS: Bonds backed by the full faith and credit (taxing authority) of the issuer for timely payment of interest and principal. These bonds are issued to finance essential government projects, such as highways and schools.

INFLATION: An economic state in which the money supply and business activity dramatically increase, accompanied by sharply rising prices. Inflation is widely measured by the Consumer Price Index, an economic indicator that measures the change in the cost of purchased goods and services.

MUNICIPAL BOND: A debt security issued by a state, municipality, or other government entity to finance capital expenditures such as the construction of highways, public works, or school buildings. Interest on municipal bonds is exempt from federal taxation and, potentially, from state and local taxation.

NET ASSET VALUE (NAV): The value of a mutual fund share, calculated by deducting a fund's liabilities from its total assets and dividing this amount by the number of shares outstanding. The NAV does not include any initial or contingent deferred sales charge.

PREREFUNDING: A process whereby new bonds are issued to refinance an outstanding bond issue. This typically occurs when interest rates decline and an issuer replaces its higher-yielding bonds with current lower-yielding issues.

YIELD CURVE: A result of viewing the yields of U.S. Treasury securities maturing in 1, 5, 10, and 30 years. When grouped together and graphed, a pattern of increasing yield is often reflected as the time to maturity extends. This pattern creates an upward sloping "curve." A "flat" yield curve represents little difference between short- and long-term interest rates.

                          PORTFOLIO MANAGEMENT REVIEW

                VAN KAMPEN FLORIDA INSURED TAX FREE INCOME FUND

We recently spoke with the management team of the Van Kampen Florida Insured Tax Free Income Fund about the key events and economic forces that shaped the markets during the first half of the Fund's fiscal year. The team includes Thomas M. Byron, portfolio manager, and Peter W. Hegel, chief investment officer for fixed-income investments. The following excerpts reflect their views on the Fund's performance during the six-month period ended June 30, 1998.

Q HOW WOULD YOU DESCRIBE THE PREVAILING MARKET CONDITIONS DURING THE PAST SIX MONTHS?

A The markets have been in a fairly modest trading range, which is what you might expect in the persistently benign market environment of low interest rates, low inflation, and moderate economic growth we've seen so far this year. The Federal Reserve Board has held short-term interest rates steady, so any market movement we've seen has been a function of investors trying to anticipate how the Fed might react to economic conditions as they change over time.
      Because of supply-and-demand fundamentals and the impact of the Asian financial crisis, municipal bonds did not perform as well as Treasuries. As the U.S. dollar has risen in value relative to Asian currencies, the demand for U.S. Treasury securities has increased. At the same time, the federal budget surplus has reduced the government's need to issue new debt (such as Treasury bonds). As a result, fewer bonds are available to meet this increased demand. Consequently, as bond prices were driven up, the yield on the 30-year Treasury declined during the period--from 5.92 percent on December 31, 1997, to 5.62 percent on June 30, 1998--after reaching an all-time low of 5.57 percent.
      The fundamental factors at work in the municipal market have created the opposite situation: historically low interest rates have fueled refundings as well as new borrowings, resulting in a 51 percent increase in the supply of new bond issues compared to the same period last year. Although these lower interest rates were not quite as attractive to investors seeking yield, investor demand did keep pace with supply. Because the yields available on municipal securities were nearly as high as Treasury yields, the market attracted a high level of activity among casualty insurance companies and banks, as well as "crossover" buyers (institutions that typically purchase taxable securities). At the end of the reporting period, the Bond Buyer 40 Index (an index of 40 actively traded, long-term investment grade securities) had a yield of 5.22 percent, or 93 percent of the yield available from long-term Treasuries. In addition, the difference between the yields on municipal securities of varying credit quality has been very narrow.

Q     HOW HAVE THESE CONDITIONS AFFECTED THE WAY YOU MANAGE THE FUND?

A The strong supply of municipal bonds benefited mutual fund portfolio managers, as there were plenty of quality bond issues from which to choose. Insured issuance accounted for about 79 percent of the state's supply through the end of the first quarter, allowing us ample opportunity to keep the portfolio well-diversified.
      During the period, we kept the core position of the Fund primarily in high-quality issues. This helped us maintain yield during periods of falling interest rates like those we experienced throughout much of the year. While we would like to move down the quality ladder and increase our exposure to lower-rated, higher-yielding securities, this was not feasible during the reporting period, given the narrow credit spreads and the yield characteristics of existing holdings in the Fund.

Q     HAVE YOU MADE ANY SIGNIFICANT SHIFTS IN THE PORTFOLIO OVER THE LAST SIX
      MONTHS?

A Our efforts to improve the overall performance of the Fund centered on this strategy of moving into higher-yielding, BBB-rated Florida issues that have been carefully evaluated by our research analysts. We increased our share of BBB-rated issues to approximately 10 percent of the portfolio, mostly at the expense of AAA-rated issues.
      We owned more than 60 issues from 14 different industry sectors at the end of the reporting period. As we move into these higher-yielding issues, we feel that a higher level of diversification will provide a bit of a buffer from any adverse economic developments that might arise.
      Of course, more than 80 percent of the portfolio is invested in securities rated AAA, the highest possible credit quality rating. As of June 30, our largest portfolio allocation was health care, representing 16.63 percent of the portfolio's assets, and public education was the second largest allocation at
16.49 percent. For additional Fund portfolio highlights, please refer to page nine.

Q     HOW WELL DID THE FUND PERFORM DURING THE REPORTING PERIOD?

A The Fund's performance has improved steadily. For the reporting period, it achieved a year-to-date total return through June 30, 1998, of 2.59 percent(1) (Class A shares at net asset value). By comparison, the Lehman
Brothers Municipal Bond Index returned 2.69 percent over the same period. This index is a broad-based index of municipal bonds and does not reflect any commissions that would be paid by an investor purchasing the securities it represents.
      The Fund's dividend was unchanged over the reporting period, and its distribution rate was 4.74 percent(3) as of June 30, 1998. The taxable-equivalent distribution rate for an investor in the 36 percent federal income tax bracket would be 7.41 percent(4). Please refer to the chart on page three for additional Fund performance results.

Q     WHAT DO YOU SEE ON THE HORIZON FOR THE MARKETS AND THE FUND?

A We expect the low interest-rate environment to continue in the near term, but we are not overly bullish on the market as a whole. While that low inflation and controlled economic growth have been the norm, the Fed will continue to weigh the
impact of raising interest rates in the second half of the year if the economy gains steam and threatens to drive inflation higher.
      The municipal market is likely to bounce around within its recent trading range in the weeks ahead, unless the taxable market makes a significant move. The supply of bond issues looks like it will remain strong, possibly setting an annual record for the industry. Currently, it's on pace to break the volume record of almost $300 billion set in 1993. A drop in rates of 25 basis points (0.25 percentage points) could spark further refunding of outstanding bond issues and bring new bond issues into the marketplace ahead of their original schedule.
      The U.S. dollar looks like it will remain strong relative to other currencies, making our bond market more appealing to foreign investors. Already, the U.S. market has higher interest rates than any other country among the world's seven largest industrial nations (the "G-7" countries). Combine these factors with our declining federal budget deficit, which shrinks the supply of government debt, and it's likely that demand will keep pace with the supply of municipal bonds and lend support to bond prices.
      The economy remains moderately strong, yet we don't see any real inflationary pressure, so we're at a stalemate with regard to whether the Fed will be moved to lift interest rates. Likewise, the Florida economy remains strong and vibrant, with tourism, construction, and other key sectors on the rise. Our strategy going forward will be to take advantage of the new issue market, which we expect to be highly active. We believe the portfolio is positioned to provide an attractive level of tax-exempt income without undue credit risk.

[SIG]
Peter W. Hegel

Chief Investment Officer
Fixed Income Investments


[SIG]
Thomas M. Byron

Portfolio Manager

                                              Please see footnotes on page three

                              PORTFOLIO HIGHLIGHTS

                VAN KAMPEN FLORIDA INSURED TAX FREE INCOME FUND

CREDIT QUALITY AS A PERCENTAGE OF LONG-TERM INVESTMENTS


AS OF JUNE 30, 1998                                                AS OF DECEMBER 31, 1997
AAA.........   81.7%                                                AAA............   85.7%
AA..........    4.0%                                                AA.............    3.8%
A...........    4.5%               PIE CHART                        A..............    4.2                   PIE CHART
BBB.........    9.8%                                                BBB............    5.8%
                                                                    Non-Rated......    0.5%

Based upon the highest credit quality ratings as determined by Standard & Poor's or Moody's.

TOP FIVE PORTFOLIO SECTORS AS A PERCENTAGE OF LONG-TERM INVESTMENTS

   AS OF JUNE 30, 1998                                     AS OF DECEMBER 31, 1997
Health Care............  17.3%                             Public Education.......  20.1%
Public Education.......  17.2%                             Health Care............  19.6%
Water and Sewer........  10.8%                             Water and Sewer........  10.0%
Higher Education.......  10.4%                             Single-Family
Single-Family                                                Housing..............   9.2%
  Housing..............   9.1%                             Higher Education.......   8.0%

DURATION

          AS OF JUNE 30, 1998        AS OF DECEMBER 31, 1997
Duration       8.95 years                   8.75 years

                            PORTFOLIO OF INVESTMENTS

                           June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

 Par
Amount
(000)                       Description                     Coupon   Maturity  Market Value
-------------------------------------------------------------------------------------------
         MUNICIPAL BONDS  104.9%
         FLORIDA  102.1%
$1,500   Alachua Cnty, FL Sch Brd Ctfs Partn (AMBAC
         Insd)............................................   5.000%  07/01/18  $ 1,482,255
   465   Brevard Cnty, FL Hsg Fin Auth Single Family Mtg
         Rev (GNMA Collateralized)........................   6.650   09/01/21      496,811
   650   Brevard Cnty, FL Sales Tax Rev (MBIA Insd).......   5.750   12/01/13      697,093
 1,000   Brevard Cnty, FL Sch Brd Ctfs Partn Ser A (AMBAC
         Insd)............................................   5.400   07/01/12    1,070,160
   500   Broward Cnty, FL Hsg Fin Auth Single Family Mtg
         Rev Rfdg Ser A (GNMA Collateralized).............   6.100   10/01/19      528,635
   750   Broward Cnty, FL Hsg Fin Auth Single Family Mtg
         Rev Rfdg Ser A (GNMA Collateralized).............   6.200   04/01/30      792,735
   500   Cape Canaveral, FL Hosp Dist Rev Ctfs Rfdg.......   5.250   01/01/28      491,165
   500   Citrus Cnty, FL Hosp Brd Rev Citrus Mem Hosp Ser
         A Rfdg (FSA Insd) (b)............................   6.500   08/15/12      546,745
 1,000   Dade Cnty, FL Aviation Rev Ser B (MBIA Insd).....   5.600   10/01/26    1,048,000
 1,000   Dade Cnty, FL Edl Fac Auth Rev Univ of Miami Ser
         B (MBIA Insd)....................................   5.750   04/01/20    1,060,810
   980   Dade Cnty, FL Sch Brd Ctfs Partn Ser A (MBIA
         Insd)............................................   5.750   05/01/08    1,065,260
   500   Dade Cnty, FL Sch Brd Ctfs Partn Ser A (MBIA
         Insd)............................................   6.000   05/01/14      549,910
 1,250   Dade Cnty, FL Seaport Rfdg (MBIA Insd)...........   5.125   10/01/21    1,239,837
   750   Dade Cnty, FL Wtr & Swr Sys Rev (FGIC Insd)......   5.375   10/01/16      771,638
   900   Daytona Beach, FL Wtr & Swr Rev Rfdg (AMBAC
         Insd)............................................   5.750   11/15/10      966,060
   400   Florida Hsg Fin Agy Hsg Reserves at Kanapaha Ser
         G (AMBAC Insd)...................................   5.600   07/01/27      411,588
 2,500   Florida St Brd Edl Cap Outlay Pub Edl Ser C (MBIA
         Insd)............................................   5.600   06/01/20    2,597,825
 1,750   Florida St Brd Regt Univ Sys Impt Rev (MBIA
         Insd)............................................   5.625   07/01/19    1,835,977
 1,750   Florida St Division Bond Fin Dept Genl Svcs Rev
         (AMBAC Insd).....................................   5.000   07/01/12    1,771,297
 1,500   Hillsborough Cnty, FL Edl Fac Univ Tampa Proj
         Rfdg.............................................   5.750   04/01/18    1,526,280
   500   Hillsborough Cnty, FL Hosp Auth Hosp Rev Tampa
         Genl Hosp Proj Rfdg (FSA Insd)...................   6.375   10/01/13      543,850
   750   Hillsborough Cnty, FL Indl Dev Auth Pollutn Ctl
         Rev Tampa Elec Co Proj Rfdg (MBIA Insd)..........   6.250   12/01/34      823,995
 1,300   Indian River Cnty, FL Hosp Rev Rfdg (FSA Insd)...   5.700   10/01/15    1,387,360
 1,000   Indian River Cnty, FL Hosp Rev Rfdg (FSA Insd)...   6.100   10/01/18    1,106,590
 1,000   Jacksonville, FL Elec Auth Rev Saint John's Pwr-2
         Ser 7 Rfdg (MBIA Insd)...........................   5.500   10/01/14    1,039,610
 1,000   Jacksonville, FL Wtr & Swr Rev United Wtr FL Proj
         (AMBAC Insd).....................................   6.350   08/01/25    1,097,230
   965   Lee Cnty, FL Hsg Fin Auth Single Family Mtg Rev
         Multi-Cnty Pgm Ser A (GNMA Collateralized).......   7.450   09/01/27    1,090,064
   960   Manatee Cnty, FL Hsg Fin Auth Mtg Rev (GNMA
         Collateralized)..................................   6.875   11/01/26    1,071,302
   890   Martin Cnty, FL Cons Util Sys Rev Rfdg & Impt
         (FGIC Insd)......................................   5.750   10/01/08      969,317

                                               See Notes to Financial Statements

                           June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

 Par
Amount
(000)                        Description                     Coupon   Maturity  Market Value
--------------------------------------------------------------------------------------------
          FLORIDA (CONTINUED)
$  750    Martin Cnty, FL Indl Dev Auth Indl Dev Rev
          Indiantown Cogeneration Proj A Rfd...............   7.875%  12/15/25  $   881,242
   545    Melbourne, FL Arpt Rev Rfdg (MBIA Insd)..........   6.250   10/01/18      608,340
 1,170    Miami Dade Cnty, FL Pub Fac Rev Jackson Mem Hosp
          (FSA Insd).......................................   5.000   06/01/18    1,146,109
 1,500    Miami Dade Cnty, FL Sch Brd Certs Part Ser A Rfdg
          (AMBAC Insd).....................................   5.000   08/01/26    1,456,965
   500    Miramar, FL Wastewater Impt Assmt Rev (FGIC Insd)  6.750..  10/01/25      565,340
 1,000    Naples, FL Hosp Rev Naples Cmnty Hosp Inc Rfdg
          (MBIA Insd)......................................   5.500   10/01/26    1,033,560
 1,250    North Broward, FL Hosp Dist Rev Rfdg & Impt (MBIA
          Insd)............................................   5.375   01/15/24    1,273,137
   775    Orange Cnty, FL Hsg Fin Auth Single Family Mtg
          Rev (GNMA Collateralized)........................   6.550   10/01/21      825,863
   900    Orange Cnty, FL Tourist Dev Tax Rev Ser B
          (Prerefunded @ 10/01/02) (AMBAC Insd)............   6.500   10/01/19      999,900
 1,000    Orlando & Orange Cnty Expressway Auth FL
          Expressway Rev (FGIC Insd).......................   5.000   07/01/21      981,900
   750    Palm Beach Cnty, FL Hlth Fac Auth Rev Abbey
          Delray South Proj Rfdg...........................   5.500   10/01/11      755,250
 1,550    Palm Beach Cnty, FL Hlth Fac Auth Rev Retirement
          Cmnty............................................   5.625   11/15/20    1,609,132
   450    Palm Beach Cnty, FL Hlth Fac Auth Rev Waterford
          Proj Rfdg........................................   5.500   10/01/15      452,084
   750    Palm Beach Cnty, FL Sch Brd Ctfs Partn Ser A
          (Prerefunded @ 08/01/04) (AMBAC Insd)............   6.375   08/01/15      842,385
 1,000    Polk Cnty, FL Indl Dev Auth Tampa Elec Co Proj...  5.850..  12/01/30    1,056,270
   500    Port Orange, FL Wtr & Swr Rev Rfdg (AMBAC Insd)
          (a)..............................................  5.000..  10/01/16      485,195
 1,000    Santa Rosa Bay Brdg Auth FL Rev..................   6.250   07/01/28..   1,083,690
   750    Sarasota Cnty, FL Util Sys Rev (Prerefunded @
          10/01/04) (FGIC Insd)............................   6.500   10/01/14      855,278
   500    Sunrise, FL Utility Sys Rev Rfdg (AMBAC Insd)....   5.000   10/01/28      499,185
   750    Tampa, FL Sports Auth Rev (AMBAC Insd)...........   5.000   10/01/28      729,983
   500    Tampa, FL Util Tax Impt (FSA Insd)...............   5.000   10/01/19      493,840
 1,000    Volusia Cnty, FL Edl Fac Auth Rev Stetson Univ
          Proj Ser A (MBIA Insd)...........................   5.500   06/01/26    1,037,500
   500    Volusia Cnty, FL Hlth Fac Auth Rev Hosp Fac Mem
          Hlth Rfdg & Impt (AMBAC Insd)....................   5.750   11/15/13      539,780
 1,000    Volusia Cnty, FL Hlth Fac Auth Rev John Knox Hlth
          Care Rfdg (Asset Gty Insd).......................   6.000   06/01/17    1,068,930
                                                                                -----------
                                                                                 51,360,257
                                                                                -----------

                                               See Notes to Financial Statements

                           June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

 Par
Amount
(000)                       Description                     Coupon   Maturity  Market Value
-------------------------------------------------------------------------------------------
         PUERTO RICO  2.8%
$ 670    Puerto Rico Comwlth Hwy & Tran Auth Hwy Rev Ser V
         Rfdg.............................................   6.625%  07/01/12  $   736,109
650..    Puerto Rico Pub Bldgs Auth Gtd Pub Edl & Hlth Fac
         Ser M Rfdg (FSA Insd)............................   5.750   07/01/15      684,716
                                                                               -----------
                                                                                 1,420,825
                                                                               -----------
TOTAL LONG-TERM INVESTMENTS  104.9%
  (Cost $49,329,914).........................................................   52,781,082
LIABILITIES IN EXCESS OF OTHER ASSETS  (4.9%)................................   (2,459,513)
                                                                               -----------
NET ASSETS  100.0%...........................................................  $50,321,569
                                                                               ===========

(a) Securities purchased on a when issued or delayed delivery basis.

(b) Assets segregated as collateral for when issued or delayed delivery purchase commitments.

AMBAC--AMBAC Indemnity Corporation
FGIC--Financial Guaranty Insurance Company
FSA--Financial Security Assurance Inc.
MBIA--Municipal Bond Investors Assurance Corp.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                           June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $49,329,914)........................  $52,781,082
Cash........................................................      524,114
Receivables:
  Investments Sold..........................................      787,782
  Interest..................................................      733,236
  Fund Shares Sold..........................................      189,044
Unamortized Organizational Costs............................       15,059
Other.......................................................          722
                                                              -----------
      Total Assets..........................................   55,031,039
                                                              -----------
LIABILITIES:
Payables:
  Investments Purchased.....................................    4,383,000
  Income Distributions......................................      101,041
  Distributor and Affiliates................................       92,194
  Fund Shares Repurchased...................................          200
Accrued Expenses............................................       67,336
Trustees' Deferred Compensation and Retirement Plans........       65,699
                                                              -----------
      Total Liabilities.....................................    4,709,470
                                                              -----------
NET ASSETS..................................................  $50,321,569
                                                              ===========
NET ASSETS CONSIST OF:
Capital.....................................................  $47,245,486
Net Unrealized Appreciation.................................    3,451,168
Accumulated Distributions in Excess of Net Investment
  Income....................................................      (61,601)
Accumulated Net Realized Loss...............................     (313,484)
                                                              -----------
NET ASSETS..................................................  $50,321,569
                                                              ===========
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
      net assets of $26,048,652 and 1,673,866 shares of
      beneficial interest issued and outstanding)...........  $     15.56
    Maximum sales charge (4.75%* of offering price).........          .78
                                                              -----------
    Maximum offering price to public........................  $     16.34
                                                              ===========
  Class B Shares:
    Net asset value and offering price per share (Based on
      net assets of $23,060,946 and 1,481,431 shares of
      beneficial interest issued and outstanding)...........  $     15.57
                                                              ===========
  Class C Shares:
    Net asset value and offering price per share (Based on
      net assets of $1,211,971 and
      77,771 shares of beneficial interest issued and
      outstanding)..........................................  $     15.58
                                                              ===========
*On sales of $100,000 or more, the sales charge will be reduced.

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

               For the Six Months Ended June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest....................................................  $1,354,871
                                                              ----------
EXPENSES:
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $32,456, $112,344 and $5,357,
  respectively).............................................     150,157
Investment Advisory Fee.....................................     123,820
Shareholder Reports.........................................      15,928
Registration and Filing Fees................................      15,750
Custody.....................................................      15,522
Shareholder Services........................................      12,339
Amortization of Organizational Costs........................       6,939
Legal.......................................................       4,525
Trustees' Fees and Expenses.................................       4,296
Other.......................................................      37,622
                                                              ----------
  Total Expenses............................................     386,898
  Less Fees Deferred and Expenses Reimbursed ($123,820 and
    $6,255, respectively)...................................     130,075
                                                              ----------
    Net Expenses............................................     256,823
                                                              ----------
NET INVESTMENT INCOME.......................................  $1,098,048
                                                              ==========
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................  $  274,878
  Futures...................................................       5,036
                                                              ----------
Net Realized Gain...........................................     279,914
                                                              ----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   3,637,769
  End of the Period:
  Investments...............................................   3,451,168
                                                              ----------
Net Unrealized Depreciation During the Period...............    (186,601)
                                                              ----------
NET REALIZED AND UNREALIZED GAIN............................  $   93,313
                                                              ==========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $1,191,361
                                                              ==========

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                     For the Six Months Ended June 30, 1998
                and the Year Ended December 31, 1997 (Unaudited)
--------------------------------------------------------------------------------

                                                       Six Months Ended       Year Ended
                                                         June 30, 1998     December 31, 1997
--------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.................................    $ 1,098,048         $ 2,104,005
Net Realized Gain/Loss................................        279,914            (593,398)
Net Unrealized Appreciation/Depreciation During the
  Period..............................................       (186,601)          2,178,761
                                                          -----------         -----------
Change in Net Assets from Operations..................      1,191,361           3,689,368
                                                          -----------         -----------
Distributions from Net Investment Income..............     (1,098,048)         (2,104,005)
Distributions in Excess of Net Investment Income......        (57,045)            (24,977)
                                                          -----------         -----------
Distributions from and in Excess of Net Investment
  Income*.............................................     (1,155,093)         (2,128,982)
                                                          -----------         -----------
Distributions from Net Realized Gain:
  Class A Shares......................................            -0-             (14,898)
  Class B Shares......................................            -0-             (12,813)
  Class C Shares......................................            -0-                (397)
                                                          -----------         -----------
                                                                  -0-             (28,108)
                                                          -----------         -----------
Total Distributions...................................     (1,155,093)         (2,157,090)
                                                          -----------         -----------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES...         36,268           1,532,278
                                                          -----------         -----------
FROM CAPITAL TRANSACTIONS
Proceeds from Shares Sold.............................      7,148,394          15,913,603
Net Asset Value of Shares Issued Through Dividend
  Reinvestment........................................        530,831             999,451
Cost of Shares Repurchased............................    (10,437,967)         (7,278,428)
                                                          -----------         -----------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS....     (2,758,742)          9,634,626
                                                          -----------         -----------
TOTAL INCREASE/DECREASE IN NET ASSETS.................     (2,722,474)         11,166,904
NET ASSETS:
Beginning of the Period...............................     53,044,043          41,877,139
                                                          -----------         -----------
End of the Period (Including accumulated distributions
  in excess of net investment income of $61,601 and
  $4,556, respectively)...............................    $50,321,569         $53,044,043
                                                          ===========         ===========

                                                       Six Months Ended       Year Ended
*Distributions by Class                                  June 30, 1998     December 31, 1997
--------------------------------------------------------------------------------------------
Distributions from and in Excess of Net Investment
  Income:
  Class A Shares......................................    $  (651,842)        $(1,223,114)
  Class B Shares......................................       (480,487)           (878,013)
  Class C Shares......................................        (22,764)            (27,855)
                                                          -----------         -----------
                                                          $(1,155,093)        $(2,128,982)
                                                          ===========         ===========

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

       The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                                                                             July 29, 1994
                                                                             (Commencement
                                  Six Months                                 of Investment
                                    Ended         Year Ended December 31,    Operations) to
                                   June 30,    -----------------------------  December 31,
         Class A Shares              1998        1997       1996      1995        1994
-------------------------------------------------------------------------------------------
Net Asset Value, Beginning of
  the Period....................     $15.550    $15.060    $15.203   $13.796       $14.300
                                     -------    -------    -------   -------       -------
  Net Investment Income.........        .368       .766       .784      .789          .291
  Net Realized and Unrealized
    Gain/Loss...................        .031       .508      (.153)    1.416         (.507)
                                     -------    -------    -------   -------       -------
Total from Investment
  Operations....................        .399      1.274       .631     2.205         (.216)
                                     -------    -------    -------   -------       -------
Less:
  Distributions from and in
    Excess of Net Investment
    Income......................        .387       .774       .774      .798          .288
  Distributions from Net
    Realized Gain...............         -0-       .010        -0-       -0-           -0-
                                     -------    -------    -------   -------       -------
Total Distributions.............        .387       .784       .774      .798          .288
                                     -------    -------    -------   -------       -------
Net Asset Value, End of the
  Period........................     $15.562    $15.550    $15.060   $15.203       $13.796
                                     =======    =======    =======   =======       =======
Total Return* (a)...............        2.59**    8.72%      4.37%    16.29%        (1.47%)**
Net Assets at End of the Period
  (In millions).................       $26.0      $29.3      $22.2     $16.2          $9.0
Ratio of Expenses to Average Net
  Assets*.......................        .68%       .59%       .28%      .44%          .49%
Ratio of Net Investment Income
  to Average Net Assets*........       4.79%      5.05%      5.31%     5.33%         5.13%
Portfolio Turnover..............          34**      48%        73%       41%           19%**
* If certain expenses had not
  been assumed by Van Kampen,
  total return would have been
  lower and the ratios would
  have been as follows:
Ratio of Expenses to Average Net
  Assets........................       1.21%      1.29%      1.47%     1.70%         1.99%
Ratio of Net Investment Income
  to Average Net Assets.........       4.27%      4.35%      4.13%     4.07%         3.64%

**Non-Annualized
(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

                                               See Notes to Financial Statements

       The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                                                                                     July 29, 1994
                                                                                     (Commencement
                                    Six Months                                       of Investment
                                      Ended            Year Ended December 31,       Operations) to
                                     June 30,    -----------------------------------  December 31,
Class B Shares                         1998        1997          1996         1995        1994
---------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the
  Period...........................    $15.554     $15.064      $15.201      $13.792       $14.300
                                       -------     -------      -------      -------       -------
  Net Investment Income............       .312        .650         .677         .685          .251
  Net Realized and Unrealized
    Gain/Loss......................       .031        .510        (.154)       1.415         (.509)
                                       -------     -------      -------      -------       -------
Total from Investment Operations...       .343       1.160         .523        2.100         (.258)
                                       -------     -------      -------      -------       -------
Less:
  Distributions from and in Excess
    of Net Investment Income.......       .330        .660         .660         .691          .250
  Distributions from Net Realized
    Gain...........................        -0-        .010          -0-          -0-           -0-
                                       -------     -------      -------      -------       -------
Total Distributions................       .330        .670         .660         .691          .250
                                       -------     -------      -------      -------       -------
Net Asset Value, End of the
  Period...........................    $15.567     $15.554      $15.064      $15.201       $13.792
                                       =======     =======      =======      =======       =======
Total Return* (a)..................      2.28%**     7.91%        3.58%       15.53%        (1.81%)**
Net Assets at End of the Period
  (In millions)....................      $23.1       $22.5        $18.9        $16.9         $10.9
Ratio of Expenses to Average Net
  Assets*..........................      1.43%       1.33%        1.03%        1.12%         1.26%
Ratio of Net Investment Income to
  Average Net Assets*..............      4.04%       4.30%        4.56%        4.66%         4.31%
Portfolio Turnover.................        34%**       48%          73%          41%           19%**
* If certain expenses had not been
  assumed by Van Kampen, total
  return would have been lower and
  the ratios would have been as
  follows:
Ratio of Expenses to Average Net
  Assets...........................      1.96%       2.03%        2.22%        2.38%         2.75%
Ratio of Net Investment Income to
  Average Net Assets...............      3.52%       3.60%        3.38%        3.40%         2.81%

**Non-Annualized
(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

                                               See Notes to Financial Statements

       The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                                                                              July 29, 1994
                                                                              (Commencement
                                     Six Months                               of Investment
                                       Ended        Year Ended December 31,   Operations) to
                                      June 30,    ---------------------------  December 31,
Class C Shares                          1998       1997      1996      1995        1994
--------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the
  Period............................    $15.581   $15.081   $15.213   $13.786       $14.300
                                        -------   -------   -------   -------       -------
  Net Investment Income.............       .313      .666      .668      .690          .249
  Net Realized and Unrealized
    Gain/Loss.......................       .020      .504     (.140)    1.428         (.513)
                                        -------   -------   -------   -------       -------
Total from Investment Operations....       .333     1.170      .528     2.118         (.264)
                                        -------   -------   -------   -------       -------
Less:
  Distributions from and in Excess
    of Net Investment Income........       .330      .660      .660      .691          .250
  Distribution from Net Realized
    Gain............................        -0-      .010       -0-       -0-           -0-
                                        -------   -------   -------   -------       -------
Total Distributions.................       .330      .670      .660      .691          .250
                                        -------   -------   -------   -------       -------
Net Asset Value, End of the
  Period............................    $15.584   $15.581   $15.081   $15.213       $13.786
                                        =======   =======   =======   =======       =======
Total Return* (a)...................      2.14%**   7.97%     3.65%    15.61%        (1.81%)**
Net Assets at End of the Period (In
  thousands)........................   $1,212.0   $1,195.1   $849.2    $461.8         $11.4
Ratio of Expenses to Average Net
  Assets*...........................      1.42%     1.37%     1.03%     1.13%         1.26%
Ratio of Net Investment Income to
  Average Net Assets*...............      4.00%     4.38%     4.56%     4.51%         4.28%
Portfolio Turnover..................        34%**     48%       73%       41%           19%**
* If certain expenses had not been
  assumed by Van Kampen, total
  return would have been lower and
  the ratios would have been as
  follows:
Ratio of Expenses to Average Net
  Assets............................      1.95%     2.06%     2.22%     2.39%         2.74%
Ratio of Net Investment Income to
  Average Net Assets................      3.48%     3.68%     3.38%     3.25%         2.87%

**Non-Annualized

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                           June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Florida Insured Tax Free Income Fund, formerly known as Van Kampen American Capital Florida Insured Tax Free Income Fund, (the "Fund") is organized as a series of the Van Kampen Tax Free Trust, a Delaware business trust, and is registered as a non-diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to provide investors a high level of current income exempt from federal income and Florida state intangibles taxes, consistent with preservation of capital. Under normal market conditions, the Fund will invest at least 80% of its assets in insured Florida municipal securities. The Fund commenced investment operations on July 29, 1994.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Investments are stated at value using market quotations or, if such valuations are not available, estimates obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

C. INCOME AND EXPENSES--Interest income is recorded on an accrual basis. Bond premium and original issue discount on securities purchased are amortized over the expected life of each applicable security. Expenses of the Fund are allocated on a pro rata

                           June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. ORGANIZATIONAL COSTS--The Fund has reimbursed Van Kampen Funds Inc. or its affiliates (collectively "Van Kampen") for costs incurred in connection with the Fund's organization in the amount of $70,000. These costs are being amortized on a straight line basis over the 60 month period ending July 28, 1999. Van Kampen Investment Advisory Corp. (the "Adviser") has agreed that in the event any of the initial shares of the Fund originally purchased by Van Kampen are redeemed during the amortization period, the Fund will be reimbursed for any unamortized organizational costs in the same proportion as the number of shares redeemed bears to the number of initial shares held at the time of redemption.

E. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income, if any, to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of loss and offset such losses against any future realized capital gains. At December 31, 1997, the Fund had an accumulated capital loss carryforward for tax purposes of $588,149 which will expire in 2005.

    At June 30, 1998, for federal income tax purposes, cost of long-term investments is $49,329,914; the aggregate gross unrealized appreciation is $3,452,583 and the aggregate gross unrealized depreciation is $1,415, resulting in net unrealized appreciation of $3,451,168.

F. DISTRIBUTION OF INCOME AND GAINS--The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE NET ASSETS                                          % PER ANNUM
-----------------------------------------------------------------------
First $500 million......................................      .500 of 1%
Over $500 million.......................................      .450 of 1%

                           June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

    For the six months ended June 30, 1998, the Fund recognized expenses of approximately $600 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    For the six months ended June 30, 1998, the Fund incurred expenses of approximately $28,400 representing Van Kampen's cost of providing accounting and legal services to the Fund. All of these expenses were assumed by Van Kampen.

    Van Kampen Investor Services Inc. ("VKIS"), an affiliate of the Adviser, serves as the shareholder servicing agent of the Fund. For the six months ended June 30, 1998, the Fund incurred expenses of approximately $7,700. All of this expense was assumed by Van Kampen. Beginning in 1998, transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is equal to $2,500.

    At June 30, 1998, Van Kampen owned 100 shares each of Classes A, B and C.

                           June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

3. CAPITAL TRANSACTIONS

The Fund has outstanding three classes of shares of beneficial interest, Classes A, B and C each with a par value of $.01 per share. There are an unlimited number of shares of each class authorized.

    At June 30, 1998, capital aggregated $24,470,490, $21,591,580 and $1,183,416 for Classes A, B and C, respectively. For the six months ended June 30, 1998, transactions were as follows:

                                               SHARES              VALUE
----------------------------------------------------------------------------
Sales:
  Class A..............................         252,443         $  3,931,945
  Class B..............................         171,094            2,663,710
  Class C..............................          35,454              552,739
                                              ---------         ------------
Total Sales............................         458,991         $  7,148,394
                                              =========         ============
Dividend Reinvestment:
  Class A..............................          19,798         $    307,461
  Class B..............................          13,471              209,273
  Class C..............................             907               14,097
                                              ---------         ------------
Total Dividend Reinvestment............          34,176         $    530,831
                                              =========         ============
Repurchases:
  Class A..............................        (485,672)        $ (7,563,345)
  Class B..............................        (149,758)          (2,323,520)
  Class C..............................         (35,293)            (551,102)
                                              ---------         ------------
Total Repurchases......................        (670,723)        $(10,437,967)
                                              =========         ============

                           June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

    At December 31, 1997, capital aggregated $27,794,429, $21,042,117 and
$1,167,682 for Classes A, B and C, respectively. For the year ended December 31, 1997, transactions were as follows:

                                                 SHARES         VALUE
------------------------------------------------------------------------
Sales:
  Class A.....................................    609,339    $ 9,274,646
  Class B.....................................    384,943      5,831,452
  Class C.....................................     52,399        807,505
                                                ---------    -----------
Total Sales...................................  1,046,681    $15,913,603
                                                =========    ===========
Dividend Reinvestment:
  Class A.....................................     39,223    $   594,339
  Class B.....................................     25,536        387,076
  Class C.....................................      1,188         18,036
                                                ---------    -----------
Total Dividend Reinvestment...................     65,947    $   999,451
                                                =========    ===========
Repurchases:
  Class A.....................................   (232,349)   $(3,502,983)
  Class B.....................................   (216,650)    (3,274,422)
  Class C.....................................    (33,195)      (501,023)
                                                ---------    -----------
Total Repurchases.............................   (482,194)   $(7,278,428)
                                                =========    ===========

    Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). Class B shares will automatically convert to Class A shares after the eighth year following purchase. The CDSC will be imposed on most redemptions made within six years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                                                      CONTINGENT DEFERRED
                                                          SALES CHARGE
YEAR OF REDEMPTION                                CLASS B              CLASS C
------------------------------------------------------------------------------
First.......................................        4.00%                1.00%
Second......................................        3.75%                 None
Third.......................................        3.50%                 None
Fourth......................................        2.50%                 None
Fifth.......................................        1.50%                 None
Sixth.......................................        1.00%                 None
Seventh and Thereafter......................         None                 None

                           June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

    For the six months ended June 30, 1998, Van Kampen as Distributor for the Fund, received net commissions on sales of the Fund's Class A shares of approximately $12,200 and CDSC on redeemed shares of approximately $28,800. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $17,051,843 and $19,233,539, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, maturity and duration. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the futures contract.

    During the period, the Fund invested in futures contracts, a type of derivative. A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in futures on U.S. Treasury Bonds and the Municipal Bond Index and typically closes the contract prior to the delivery date.

    Upon entering into futures contracts, the Fund maintains, in a segregated account with its custodian, securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin).

                           June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

    Transactions in futures contracts for the six months ended June 30, 1998, were as follows:

                                                               CONTRACTS
------------------------------------------------------------------------
Outstanding at December 31, 1997...........................            6
Futures Opened.............................................          104
Futures Closed.............................................         (110)
                                                                    ----
Outstanding at June 30, 1998...............................            0
                                                                    ====

6. DISTRIBUTION AND SERVICE PLANS

The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

    Annual fees under the Plans of up to .25% of Class A net assets and 1.00% each of Class B and Class C net assets are accrued daily. Included in these fees for the six months ended June 30, 1998, are payments retained by Van Kampen of approximately $88,500.

VAN KAMPEN FUNDS

EQUITY FUNDS
Domestic
   Aggressive Equity
   Aggressive Growth
   American Value
   Comstock
   Emerging Growth
   Enterprise
   Equity Growth
   Equity Income
   Growth
   Growth and Income
   Harbor
   Pace
   Real Estate Securities
   U.S. Real Estate
   Utility
   Value

International/Global
   Asian Growth
   Emerging Markets
   Global Equity
   Global Equity Allocation
   Global Managed Assets
   International Magnum
   Latin American


FIXED-INCOME FUNDS
Income
   Corporate Bond
   Global Fixed Income
   Global Government Securities
   Government Securities
   High Income Corporate Bond
   High Yield
   High Yield & Total Return
   Limited Maturity Government
   Short-Term Global Income
   Strategic Income
   U.S. Government
   U.S. Government Trust for Income
   Worldwide High Income

Tax Exempt Income
   California Insured Tax Free
   Florida Insured Tax Free Income
   High Yield Municipal
   Insured Tax Free Income
   Intermediate Term Municipal Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Tax Free High Income

Capital Preservation and
Senior Loan Fund
   Prime Rate Income Trust
   Reserve
   Senior Floating Rate
   Tax Free Money

   To find out more about any of these funds, ask your financial adviser for a prospectus, which contains more complete information, including sales charges, risks, and expenses. Please read it carefully before you invest or send money.

   To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

   - visit our web site at
     WWW.VAN-KAMPEN.COM -- to view prospectuses, select Investors' Place, then Download a Prospectus

   - call us at 1-800-341-2911 weekdays from 7:00 a.m. to 7:00 p.m. Central time (Telecommunications Device for the Deaf users, call 1-800-421-2833)

   - e-mail us by visiting
     WWW.VAN-KAMPEN.COM and selecting Investors' Place

                VAN KAMPEN FLORIDA INSURED TAX FREE INCOME FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN
RICHARD M. DEMARTINI*
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
JACK E. NELSON
DON G. POWELL*
PHILLIP B. ROONEY
FERNANDO SISTO
WAYNE W. WHALEN* -- Chairman

OFFICERS

DENNIS J. MCDONNELL*
  President

RONALD A. NYBERG*
  Vice President and Secretary

EDWARD C. WOOD, III*
  Vice President and Chief Financial Officer

CURTIS W. MORELL*
  Vice President and Chief Accounting Officer

JOHN L. SULLIVAN*
  Treasurer

TANYA M. LODEN*
  Controller

PETER W. HEGEL*

PAUL R. WOLKENBERG*
  Vice Presidents


INVESTMENT ADVISER

VAN KAMPEN INVESTMENT
ADVISORY CORP.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR
SERVICES INC.
P.O. Box 418256
Kansas City, Missouri 64141-9256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

KPMG PEAT MARWICK LLP
Peat Marwick Plaza
303 East Wacker Drive
Chicago, Illinois 60601

* "Interested" persons of the Fund, as defined in the Investment Company Act of 1940.

(C) Van Kampen Funds Inc., 1998
    All rights reserved.

(SM) denotes a service mark of Van Kampen Funds Inc.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data. After December 31, 1998, the report, if used with prospective investors, must be accompanied by a quarterly performance update.

                VAN KAMPEN FLORIDA INSURED TAX FREE INCOME FUND

THIS PAGE INTENTIONALLY LEFT BLANK

---------------------------------------------------------------
                    TABLE OF CONTENTS

Letter to Shareholders...........................  1
Performance Results..............................  3
Glossary of Terms................................  4
Portfolio Management Review......................  6
Portfolio Highlights.............................  9
Portfolio of Investments......................... 10
Statement of Assets and Liabilities.............. 13
Statement of Operations.......................... 14
Statement of Changes in Net Assets............... 15
Financial Highlights............................. 16
Notes to Financial Statements.................... 19

NYTF SAR 8/98

                             LETTER TO SHAREHOLDERS



July 15, 1998

Dear Shareholder,
    As you may know, Van Kampen
American Capital is consolidating all
of the retail mutual funds that we
distribute under the single name of
Van Kampen Funds. This move
accompanies the change in our legal
name to Van Kampen Funds Inc.
    You can be assured that the
change in your fund's name will not        DENNIS J. MCDONNELL AND DON G. POWELL
affect its management or daily                         [PHOTO]
operations. You will begin seeing the
application of this change with this report. In addition, as of August 31, your fund will be listed in the daily newspapers by share class under the heading "Van Kampen Funds." For your convenience, we have enclosed a separate brochure that covers additional details related to these changes.

ECONOMIC REVIEW
    The U.S. economy continued to expand at a robust pace despite a deepening recession in Asia. The nation's inflation-adjusted output of goods and services ran at 5.4 percent during the first quarter, an annualized rate considered by many economists to be virtually unsustainable without leading to inflation. As the reporting period ended, however, there were indications that the Asian financial crisis was finally having a moderating impact on the economy. Also, the Conference Board's index of leading indicators has forecasted a slowdown in economic growth for later this year.
    Despite the generally solid pace of economic activity, inflation remained benign. Consumer prices rose by 1.7 percent during the 12 months through June, while producer prices actually declined during the same period. Falling commodity prices and the impact of the strong dollar helped to offset the inflationary implications of a tight labor market and strong consumer spending.
    While the Federal Reserve kept short-term interest rates steady at 5.5 percent during the reporting period, minutes from the central bank's May policy meeting indicated growing sentiment for tightening monetary policy if the drag from Asia does not slow the American economy on its own.

MARKET REVIEW
    Tax-exempt bonds benefited from the growing perception that the domestic economy was slowing as a result of the turmoil in Asia. Interest rates fell during the last six months of 1997 as the crisis in the Far East lowered inflationary expectations in the United States. Bond yields then rose slightly during the spring amid signs that some Asian economies

                                                          Continued on page  two
were beginning to recover. When weakness in the Japanese yen undercut that recovery, long-term interest rates resumed their decline.
    The year-to-date supply of new tax-exempt issues is at record levels, almost 51 percent greater than that of the same period in 1997. Despite low absolute yields, these securities saw their demand keep pace with supply, as the ratio of tax-exempt yields to Treasuries remained extremely attractive. At the end of the reporting period, the Bond Buyer 40 Revenue Index--a widely used benchmark that consists of 40 actively traded, long-term investment grade securities--yielded
5.22 percent, while long-term Treasuries yielded 5.62 percent. This represents a taxable equivalent yield of 7.57 percent and 8.16 percent, respectively, for individuals in the 31 percent and 36 percent income tax brackets.

OUTLOOK

    We believe economic growth is likely to moderate in coming months as the impact of the Asian crisis becomes more evident. A return to the "Goldilocks" economy--not too hot, not too cold--should allow long-term interest rates to fall modestly from current levels. If fallout from Asia does not slow economic activity enough to counteract the inflationary pressures building in the economy, the Federal Reserve could raise short-term interest rates by the end of the year.
    Additional details about your fund, including a question-and-answer section with your portfolio management team, are provided in this report. As always, we are pleased to have the opportunity to serve you and your family through our diverse menu of quality investments.

Sincerely,

[SIG]
Don G. Powell

Chairman
Van Kampen Investment Advisory Corp.

[SIG]
Dennis J. McDonnell

President
Van Kampen Investment Advisory Corp.

             PERFORMANCE RESULTS FOR THE PERIOD ENDED JUNE 30, 1998

                    VAN KAMPEN NEW YORK TAX FREE INCOME FUND

 TOTAL RETURNS

                                           A SHARES   B SHARES   C SHARES
Six-month total return based on NAV(1)...     3.44%      3.10%      3.10%
Six-month total return(2)................    (1.44%)     (.90%)     2.10%
One-year total return....................     5.34%      5.80%      8.80%
Life-of-Fund average annual total
return(2)................................     7.11%      7.14%      7.66%
Commencement date........................  07/29/94   07/29/94   07/29/94

 DISTRIBUTION RATES AND YIELD

Distribution rate(3).....................     4.79%      4.35%      4.35%
Taxable equivalent distribution
rate(4)..................................     8.04%      7.30%      7.30%
SEC Yield(5).............................     5.30%      4.83%      4.83%

(1)Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (4.75% for A shares) or contingent deferred sales charge for early withdrawal (4% for B shares and 1% for C shares).

(2)Standardized total return. Assumes reinvestment of all distributions for the period ended and includes payment of the maximum sales charge (A shares) or contingent deferred sales charge for early withdrawal (B and C shares).

(3)Distribution rate represents the monthly annualized distributions of the Fund at the end of the period and not the earnings of the Fund.

(4)Taxable equivalent calculations reflect a combined federal and state income tax rate of 40.4% which takes into consideration the deductibility of individual state taxes paid.

(5)SEC Yield is a standardized calculation prescribed by the Securities and Exchange Commission for determining the amount of net income a portfolio should theoretically generate for the 30-day period ending June 30, 1998. Had certain expenses of the Fund not been assumed by Van Kampen, the SEC Yield would have been 4.09%, 3.58%, and 3.60% for Classes A, B and C, respectively, and total returns would have been lower.

A portion of the interest income may be taxable for those investors subject to the federal alternative minimum tax (AMT).

See the Fund Performance section of the current prospectus. Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions. Fund shares, when redeemed, may be worth more or less than their original cost.

Investing in lower-rated securities involves a higher degree of credit and market risk. Investments in derivative securities will subject the Fund to greater risks.

Market forecasts provided in this report may not necessarily come to pass.

                               GLOSSARY OF TERMS

BASIS POINT: A measure used in quoting bond yields. One hundred basis points is equal to 1 percent. For example, if a bond's yield changes from 7.00 to 6.65 percent, it is a 35 basis-point move.

CALL FEATURE: Allows the issuer to buy back a bond on specific call dates before maturity. Call dates and prices are set when the bond is issued. To compensate the bondholder for loss of income and ownership, the initial call price is usually higher than the face value of the bond. Bonds are usually called when interest rates drop so significantly that the issuer can save money by issuing new bonds at lower rates.

A callable bond is "priced to the call" when it is selling at a premium, because it is assumed that the issuer will redeem the bond at its call date, rather than at maturity.

CLASS A SHARES: When Class A shares of a fund are purchased, the share price includes the net asset value plus a one-time sales charge (or "load"). There is no redemption fee (Contingent Deferred Sales Charge).

COUPON RATE: The stated rate of interest the bond pays until maturity, expressed as a percentage of the face value.

CREDIT SPREAD: Also called quality spread, the difference in yield between higher-quality issues (such as Treasury securities) and lower-quality issues. Normally, lower-quality issues provide higher yields to compensate investors for the additional credit risk.

DURATION: A measure of the sensitivity of a bond's price to changes in interest rates, expressed in years. Each year of duration represents an expected 1 percent change in the price of a bond for every 1 percent change in interest rates. The longer a fund's duration, the greater the effect of interest rate movements on net asset value. Typically, funds with shorter durations have performed better in rising rate environments, while funds with longer durations have performed better when rates decline.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve System, which is the central bank system of the United States. Its policy-making committee, called the Federal Open Market Committee, meets eight times a year to establish monetary policy and monitor the economic pulse of the U.S.

GENERAL OBLIGATION BONDS: Bonds backed by the full faith and credit (taxing authority) of the issuer for timely payment of interest and principal. These bonds are issued to finance essential government projects, such as highways and schools.

INFLATION: An economic state in which the money supply and business activity dramatically increase, accompanied by sharply rising prices. Inflation is widely measured by the Consumer Price Index, an economic indicator that measures the change in the cost of purchased goods and services.

MUNICIPAL BOND: A debt security issued by a state, municipality, or other government entity to finance capital expenditures such as the construction of highways, public works, or school buildings. Interest on municipal bonds is exempt from federal taxation and, potentially, from state and local taxation.

NET ASSET VALUE (NAV): The value of a mutual fund share, calculated by deducting a fund's liabilities from its total assets and dividing this amount by the number of shares outstanding. The NAV does not include any initial or contingent deferred sales charge.

PREREFUNDING: A process whereby new bonds are issued to refinance an outstanding bond issue. This typically occurs when interest rates decline and an issuer replaces its higher-yielding bonds with current lower-yielding issues.

YIELD CURVE: A result of viewing the yields of U.S. Treasury securities maturing in 1, 5, 10, and 30 years. When grouped together and graphed, a pattern of increasing yield is often reflected as the time to maturity extends. This pattern creates an upward sloping "curve." A "flat" yield curve represents little difference between short- and long-term interest rates.

                          PORTFOLIO MANAGEMENT REVIEW
                    VAN KAMPEN NEW YORK TAX FREE INCOME FUND

We recently spoke with the management team of the Van Kampen New York Tax Free Income Fund about the key events and economic forces that shaped the markets during the first half of the Fund's fiscal year. The team includes Dennis Pietrzak, portfolio manager, and Peter W. Hegel, chief investment officer for fixed-income investments. The following excerpts reflect their views on the Fund's performance during the six-month period ended June 30, 1998.

Q HOW WOULD YOU DESCRIBE THE PREVAILING MARKET CONDITIONS DURING THE PAST SIX MONTHS?

A The markets have been in a fairly modest trading range, which is what you might expect in the persistently benign market environment of low interest rates, low inflation, and moderate economic growth we've seen so far this year. The Federal Reserve Board has held short-term interest rates steady, so any market movement we've seen has been a function of investors trying to anticipate how the Fed might react to economic conditions as they change over time.
    Because of supply-and-demand fundamentals and the impact of the Asian financial crisis, municipal bonds did not perform as well as Treasuries. As the U.S. dollar has risen in value relative to Asian currencies, the demand for U.S. Treasury securities has increased. At the same time, the federal budget surplus has reduced the government's need to issue new debt (such as Treasury bonds). As a result, fewer bonds are available to meet this increased demand. Consequently, as bond prices were driven up, the yield on the 30-year Treasury declined during the period--from 5.92 percent on December 31, 1997, to 5.62 percent on June 30, 1998--after reaching an all-time low of 5.57 percent.
    The fundamental factors at work in the municipal market have created the opposite situation: historically low interest rates have fueled refundings as well as new borrowings, resulting in a 51 percent increase in the supply of new bond issues compared to the same period last year. Although these lower interest rates were not quite as attractive to investors seeking yield, investor demand did keep pace with supply. Because the yields available on municipal securities were nearly as high as Treasury yields, the market attracted a high level of activity among casualty insurance companies and banks, as well as "crossover" buyers (institutions that typically purchase taxable securities). At the end of the reporting period, the Bond Buyer 40 Index (an index of 40 actively traded, long-term investment grade securities) had a yield of 5.22 percent, or 93 percent of the yield available from long-term Treasuries.
    The difference between the yields on securities of varying credit quality has been very narrow. An example of this "yield spread" is the municipal bond issue brought to market by Long Island Power Authority (LIPA) in May to finance its takeover of the Long Island Lighting Company. This $3.4 billion issue--the largest municipal bond issue in history--was split among two credit ratings: a portion of the issue was insured and had a AAA rating, while the remaining uninsured portion came to market with LIPA's BBB rating.

The yield spread between the insured, AAA-rated portion and the BBB-rated securities was only 17 basis points (0.17 percentage points).

   Q  HOW HAS THE PORTFOLIO CHANGED OVER THE LAST SIX MONTHS?

   A Several of the Fund's holdings were upgraded in the past two quarters, which helped to bolster the Fund's performance. Most notably, Moody's upgraded the City of New York from Baa1 to A3. At the time, the Fund had approximately 16 percent of its assets in bonds issued by the city. Since then, this allocation has decreased to approximately six percent.
    Our allocation to AAA-rated securities has remained fairly steady at approximately 31 percent of long-term investments. At the end of the reporting period, the portion of assets allocated to higher-yielding, non-rated issues stood at 12 percent of long-term investments, a 1 percent increase from year's end.
    Our portfolio holdings were widely diversified, with sector exposure in transportation (16 percent), industrial revenue (14 percent), and general purpose (12 percent). For additional Fund portfolio highlights, please refer to page nine.

   Q  HOW WOULD YOU DESCRIBE THE FUND'S PERFORMANCE DURING THE PERIOD?

   A The Fund's performance has been impressive, at or near the top of its peer group for both the year-to-date and one-year periods. Its year-to-date total return is 3.44 percent(1) (Class A shares at net asset value) while its distribution rate was 4.79 percent(3) as of June 30, 1998. By comparison, the Lehman Brothers Municipal Bond Index returned 2.69 percent over the same period. This index is a broad-based index of municipal bonds and does not reflect any commissions that would be paid by an investor purchasing the securities it represents. This represents a taxable-equivalent yield of 8.04 percent(4) for an investor in the 40.4 percent combined federal and state income tax bracket. The Fund's monthly dividend of $0.0665 per share was unchanged during the reporting period. Please refer to the chart on page three for additional Fund performance results.

   Q  WHAT'S ON THE HORIZON FOR THE MARKETS AND THE FUND?

   A We expect the low interest-rate environment to continue in the near term, but we are not overly bullish on the market as a whole. While low inflation and controlled economic growth have been the norm, the Fed will continue to weigh the impact of raising interest rates in the second half of the year if the economy gains steam and threatens to drive inflation higher.
    The municipal market is likely to bounce around within its recent trading range in the weeks ahead, unless the taxable market makes a significant move. The supply of bond issues looks like it will remain strong, possibly setting an annual record for the industry. Currently, it's on pace to break the volume record of almost $300 billion, set in 1993. A drop in rates of 25 basis points (0.25 percentage points) could spark further refunding of outstanding bond issues and bring new bond issues into the marketplace ahead of their original schedule.
    The U.S. dollar looks like it will remain strong relative to other currencies, making our bond market more appealing to foreign investors. Already, the U.S. market has higher interest rates than any other country among the world's seven largest industrial nations (the "G-7" countries). Combine these factors with our declining federal budget deficit, which shrinks the supply of government debt, and it's likely that demand will keep pace with the supply of bonds and lend support to bond prices.
    We feel the Fund will benefit from the continued improvements in the New York economy, such as steady growth in employment and personal income. In fact, the latest fiscal year ended with another budgetary surplus due to the strong economy. New cash inflows to the Fund continued at a consistent rate and will be invested without major changes to the Fund's portfolio structure.


[SIG]
Peter W. Hegel

Chief Investment Officer
Fixed Income Investments

[SIG]
Dennis Pietrzak

Portfolio Manager

                                              Please see footnotes on page three

                              PORTFOLIO HIGHLIGHTS

                    VAN KAMPEN NEW YORK TAX FREE INCOME FUND

 CREDIT QUALITY AS A PERCENTAGE OF LONG-TERM INVESTMENTS


As of June 30, 1998                     As of December 31, 1997
AAA             30.9%                   AAA             28.6%
AA               5.5%                   AA               3.7%
A               15.9%   [PIE CHART]     A               10.9%   [PIE CHART]
BBB             35.7%                   BBB             45.9%
Non-Rated       12.0%                   Non-Rated       10.9%



Based upon the highest credit quality ratings as determined by Standard & Poor's or Moody's.

 TOP FIVE PORTFOLIO SECTORS AS A PERCENTAGE OF LONG-TERM INVESTMENTS

 AS OF JUNE 30, 1998
Transportation .......  15.6%
Industrial Revenue ...  14.3%
General Purpose ......  11.5%
Health Care ..........  11.3%
Higher Education .....   9.9%

AS OF DECEMBER 31, 1997
Industrial Revenue ...   17.1%
Transportation .......   13.9%
Higher Education .....   11.9%
General Purpose ......    9.6%
Health Care ..........    8.4%

 DURATION

          AS OF JUNE 30, 1998          AS OF DECEMBER 31, 1997
Duration       8.13 years                     8.87 years

                            PORTFOLIO OF INVESTMENTS

                           June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

 Par
Amount
(000)                       Description                     Coupon   Maturity  Market Value
-------------------------------------------------------------------------------------------
         MUNICIPAL BONDS  97.8%
         NEW YORK  95.0%
$ 780    Buffalo, NY Muni Wtr Fin Auth Wtr Sys Rev Ser B
         Rfdg (FGIC Insd).................................   5.000%  07/01/18  $   765,976
1,180    Buffalo, NY Muni Wtr Fin Auth Wtr Sys Rev Ser B
         Rfdg (FGIC Insd).................................   5.000   07/01/19    1,158,182
  750    Clifton Springs, NY Hosp & Clinic Ser A Rfdg &
         Impt.............................................   7.650   01/01/12      834,442
  250    Erie Cnty, NY Indl Dev Agy Life Care Cmnty Rev
         Episcopal Church Home Ser A......................   6.000   02/01/28      254,373
  500    Islip, NY Cmnty Dev Agy Cmnty Dev Rev NY
         Institute of Technology Rfdg.....................   7.500   03/01/26      556,110
1,000    Long Island Pwr Auth NY Elec Sys Rev Genl Ser
         A................................................   5.500   12/01/29    1,013,860
1,000    Long Island Pwr Auth NY Elec Sys Rev Genl Ser
         A................................................   5.250   12/01/26      991,930
  500    Metropolitan Tran Auth NY Commuter Fac Rev Ser B
         (FGIC Insd) (a)..................................   4.750   07/01/26      470,870
1,645    Metropolitan Tran Auth NY Commuter Fac Rev.......   5.500   07/01/14    1,702,032
  800    Metropolitan Tran Auth NY Commuter Fac Rev Ser A
         (MBIA Insd)......................................   5.625   07/01/27      840,192
  400    Metropolitan Tran Auth NY Commuter Fac Svc
         Contract Ser O...................................   5.750   07/01/13      429,644
  500    Monroe Cnty, NY Indl Dev Agy Rev Indl Dev Empire
         Sports Proj Ser A................................   6.250   03/01/28      502,705
  600    New York City Indl Dev Agy Brooklyn Navy Yard....   5.650   10/01/28      606,930
  500    New York City Indl Dev Agy Civic Fac Rev Cmnty
         Res Developmentally Disabled (b).................   7.500   08/01/26      534,240
  500    New York City Indl Dev Agy Civic Fac Rev College
         of New Rochelle Proj.............................   5.750   09/01/17      520,240
  500    New York City Indl Dev Agy Rev Visy Paper Inc
         Proj (b).........................................   7.950   01/01/28      583,835
  375    New York City Indl Dev Agy Spl Fac Rev Terminal
         One Group Assn Proj..............................   5.700   01/01/04      395,786
  500    New York City Indl Dev Agy Spl Fac United Airls
         Inc Proj.........................................   5.650   10/01/32      508,070
  500    New York City Indl Dev Civic YMCA Greater NY
         Proj.............................................   6.000   08/01/07      541,825
  515    New York City Indl Dev Civic YMCA Greater NY
         Proj.............................................   5.800   08/01/16      541,383
  500    New York City Muni Wtr Fin Auth Wtr & Swr Sys Rev
         Ser B (AMBAC Insd) (b)...........................   5.375   06/15/19      506,935
  500    New York City Ser B..............................   5.700   08/15/07      538,070
  270    New York City Ser C..............................   7.250   08/15/24      291,484
  230    New York City Ser C (Prerefunded @ 08/15/01).....   7.250   08/15/24      252,057
1,000    New York City Ser G..............................   5.000   08/01/15      981,380
   70    New York City Ser H (FSA Insd)...................   7.000   02/01/21       77,019
  430    New York City Ser H (Prerefunded @ 02/01/02) (FSA
         Insd)............................................   7.000   02/01/21      477,941
  300    New York St Dorm Auth Rev City Univ Ser F........   5.000   07/01/14      296,100

                                               See Notes to Financial Statements

                           June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

 Par
Amount
(000)                       Description                     Coupon   Maturity  Market Value
-------------------------------------------------------------------------------------------
         NEW YORK (CONTINUED)
$ 600    New York St Dorm Auth Rev City Univ Sys Third
         Genl Res 2 Rfdg (b)..............................   6.000%  07/01/05  $   650,550
  750    New York St Dorm Auth Rev Cons City Univ Sys Ser
         A................................................   5.625   07/01/16      800,137
  500    New York St Dorm Auth Rev Court Fac Lease Ser
         A................................................   5.700   05/15/22      510,640
  570    New York St Dorm Auth Rev Dept Ed St of NY Issue
         Ser A............................................   5.800   07/01/22      593,775
  750    New York St Dorm Auth Rev FHA Nursing Home
         Menorah (FHA Insd)...............................   5.950   02/01/17      803,197
  755    New York St Dorm Auth Rev Jewish Med Cent (MBIA
         Insd) (a)........................................   5.000   07/01/25      733,754
1,000    New York St Dorm Auth Rev Second Hosp Interfaith
         Med Cent Ser D...................................   5.750   02/15/08    1,074,070
  500    New York St Dorm Auth Rev St Univ Edl Fac........   5.750   05/15/10      538,405
1,200    New York St Dorm Auth Rev Svc Contract Albany
         Cnty.............................................   5.250   04/01/13    1,215,672
1,000    New York St Dorm Auth Rev Svc Contract Albany
         Cnty.............................................   5.250   04/01/17      998,140
  500    New York St Energy Resh & Dev Auth Elec Fac Rev
         Cons Edison Co NY Inc Proj Ser A (MBIA Insd).....   7.500   01/01/26      526,685
  500    New York St Energy Resh & Dev Auth Gas Fac Rev
         Brooklyn Union Gas Co Ser B (Inverse Fltg) (c)...   9.868   07/01/26      658,125
  300    New York St Energy Resh & Dev Auth St Svc
         Contract Rev Western NY Nuclear Svc Cent Proj....   6.000   04/01/00      309,576
  500    New York St Environmental Fac Corp Pollutn Ctl
         Rev St Wtr Revolving Fund Ser D (b)..............   6.850   11/15/11      569,300
  500    New York St Hsg Fin Agy Rev Insd Multi-Family Mtg
         Ser B (AMBAC Insd)...............................   6.250   08/15/14      540,645
  500    New York St Med Care Fac Fin Agy Rev NY Hosp Mtg
         Ser A (Prerefunded @ 02/15/01) (AMBAC Insd)
         (b)..............................................   6.600   02/15/11      531,740
  500    New York St Med Care Fac Fin Agy Rev NY Hosp Mtg
         Ser A (Prerefunded @ 02/15/05) (AMBAC Insd)
         (b)..............................................   6.200   08/15/05      562,240
  300    New York St Med Care Fac Fin Agy Rev Presbyterian
         Hosp Mtg Ser A Rfdg (FHA Insd)...................   5.250   08/15/14      304,785
  500    New York St Mtg Agy Rev Homeowner Mtg Ser 30B....   6.650   10/01/25      533,455
  750    New York St Mtg Agy Rev Homeowner Mtg Ser 58.....   6.400   04/01/27      815,287
  500    New York St Mtg Agy Rev Homeowner Mtg Ser 70.....   5.375   10/01/17      504,495
  500    New York St Thruway Auth Hwy & Brdg Trust Fund
         Ser B (FSA Insd).................................   5.000   04/01/16      494,455
  540    New York St Thruway Auth Svc Contract Rev Loc Hwy
         & Brdg...........................................   5.100   04/01/08      554,234
  290    New York St Thruway Auth Svc Contract Rev Loc Hwy
         & Brdg...........................................   5.750   04/01/09      310,764
  370    New York St Urban Dev Corp Rev Correctional Cap
         Fac Rfdg.........................................   5.625   01/01/07      388,352
  450    New York St Urban Dev Corp Rev Correctional Cap
         Fac Ser 7........................................   5.700   01/01/27      463,442
  500    New York St Urban Dev Corp Rev Correctional Cap
         Fac Ser A Rfdg...................................   5.500   01/01/14      524,540

                                               See Notes to Financial Statements

                           June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

 Par
Amount
(000)                       Description                     Coupon   Maturity  Market Value
-------------------------------------------------------------------------------------------
         NEW YORK (CONTINUED)
$ 300    New York St Urban Dev Corp Rev Correctional Fac
         Rfdg.............................................   5.750%  01/01/13  $   311,517
  420    Niagara Falls, NY Pub Impt (MBIA Insd)...........   6.900   03/01/20      477,120
  500    Oneida Cnty, NY Pub Impt (Prerefunded @
         03/15/01)........................................   5.850   03/15/12      532,400
  300    Port Auth NY & NJ Spl Oblig......................   7.000   10/01/07      340,056
1,000    Port Auth NY & NJ Spl Oblig Rev Spl Proj JFK Intl
         Arpt Terminal 6 (MBIA Insd)......................   5.750   12/01/25    1,049,240
  555    Rockland Cnty, NY Indl Dev Agy Civic Fac Rev
         Dominican College Proj (a).......................   6.250   05/01/28      555,000
  625    Rockland Cnty, NY Solid Waste Mgmt Auth Ser B
         (AMBAC Insd).....................................   5.550   12/15/16      652,563
  500    Suffolk Cnty, NY Indl Dev Agy Indl Dev Rev
         Spellman High Voltage Fac Ser A..................   6.375   12/01/17      505,585
  825    Suffolk Cnty, NY Pub Impt Ser D Rfdg (FGIC
         Insd)............................................   4.750   11/01/18      784,154
  225    Syracuse, NY Hsg Auth Rev Sub Proj Loretto Rest
         Ser B............................................   7.500   08/01/10      232,457
  400    Triborough Brdg & Tunl Auth NY Rev Genl Purp Ser
         A Rfdg...........................................   5.000   01/01/12      401,036
                                                                               -----------
                                                                                39,525,199
                                                                               -----------
         PUERTO RICO  1.2%
  500    Puerto Rico Indl Tourist Edl Mennonite Genl Hosp
         Proj Ser A.......................................   5.625   07/01/27      509,400
                                                                               -----------
         U. S. VIRGIN ISLANDS  1.6%
  650    Virgin Islands Pub Fin Auth Sr Lien Fund Ln Nts
         Ser C............................................   5.500   10/01/07      681,642
                                                                               -----------
TOTAL LONG-TERM INVESTMENTS  97.8%
  (Cost $38,491,650).........................................................   40,716,241
SHORT-TERM INVESTMENTS  4.3%
  (Cost $1,775,000)..........................................................    1,775,000
                                                                               -----------
TOTAL INVESTMENTS  102.1%
  (Cost $40,266,650).........................................................   42,491,241
LIABILITIES IN EXCESS OF OTHER ASSETS  (2.1%)................................     (862,706)
                                                                               -----------
NET ASSETS  100.0%...........................................................  $41,628,535
                                                                               ===========

(a) Securities purchased on a when issued or delayed delivery basis.

(b) Assets segregated as collateral for when issued or delayed delivery purchase commitments.

(c) An Inverse Floating security is one where the coupon is inversely indexed to a short-term floating interest rate multiplied by a specified factor. As the floating rate rises, the coupon is reduced. Conversely, as the floating rate declines, the coupon is increased. These instruments are typically used by the Fund to enhance the yield of the portfolio. The price of these securities may be more volatile than the price of a comparable fixed rate security.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                           June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $40,266,650)........................  $42,491,241
Cash........................................................       26,588
Receivables:
  Interest..................................................      726,405
  Fund Shares Sold..........................................      320,116
Unamortized Organizational Costs............................       16,147
Other.......................................................          528
                                                              -----------
      Total Assets..........................................   43,581,025
                                                              -----------
LIABILITIES:
Payables:
  Investments Purchased.....................................    1,760,678
  Income Distributions......................................       57,578
  Distributor and Affiliates................................       46,501
  Fund Shares Repurchased...................................       12,011
Accrued Expenses............................................       46,404
Trustees' Deferred Compensation and Retirement Plans........       29,318
                                                              -----------
      Total Liabilities.....................................    1,952,490
                                                              -----------
NET ASSETS..................................................  $41,628,535
                                                              ===========
NET ASSETS CONSIST OF:
Capital.....................................................  $39,220,902
Net Unrealized Appreciation.................................    2,224,591
Accumulated Net Realized Gain...............................      206,201
Accumulated Distributions in Excess of Net Investment
  Income....................................................      (23,159)
                                                              -----------
NET ASSETS..................................................  $41,628,535
                                                              ===========
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
      net assets of $22,604,845 and 1,425,074 shares of
      beneficial interest issued and outstanding)...........  $     15.86
    Maximum sales charge (4.75%* of offering price).........          .79
                                                              -----------
    Maximum offering price to public........................  $     16.65
                                                              ===========
  Class B Shares:
    Net asset value and offering price per share (Based on
      net assets of $16,917,885 and 1,067,270 shares of
      beneficial interest issued and outstanding)...........  $     15.85
                                                              ===========
  Class C Shares:
    Net asset value and offering price per share (Based on
      net assets of $2,105,805 and 132,873 shares of
      beneficial interest issued and outstanding)...........  $     15.85
                                                              ===========

*On sales of $100,000 or more, the sales charge will be reduced.

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

               For the Six Months Ended June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest....................................................  $1,002,967
                                                              ----------
EXPENSES:
Investment Advisory Fee.....................................     111,427
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $25,496, $75,041 and $9,058,
  respectively).............................................     109,595
Accounting Services.........................................      18,334
Legal.......................................................      13,756
Shareholder Services........................................      11,723
Reports to Shareholders.....................................      11,096
Audit.......................................................      10,136
Trustees' Fees and Expenses.................................       9,514
Organizational Costs........................................       7,434
Custody.....................................................       2,938
Other.......................................................       8,889
                                                              ----------
    Total Expenses..........................................     314,842
    Less Fees Deferred and Expenses Reimbursed ($111,427 and
      $63,258, respectively)................................     174,685
                                                              ----------
    Net Expenses............................................     140,157
                                                              ----------
NET INVESTMENT INCOME.......................................  $  862,810
                                                              ==========
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................  $  206,247
                                                              ----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   2,085,140
  End of the Period.........................................   2,224,591
                                                              ----------
Net Unrealized Appreciation During the Period...............     139,451
                                                              ----------
NET REALIZED AND UNREALIZED GAIN............................  $  345,698
                                                              ==========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $1,208,508
                                                              ==========

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                 For the Six Months Ended June 30, 1998 and the
                    Year Ended December 31, 1997 (Unaudited)
--------------------------------------------------------------------------------

                                                           Six Months Ended      Year Ended
                                                            June 30, 1998     December 31, 1997
-----------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.................................      $   862,810         $ 1,115,725
Net Realized Gain.....................................          206,247             255,029
Net Unrealized Appreciation During the Period.........          139,451           1,117,382
                                                            -----------         -----------
Change in Net Assets from Operations..................        1,208,508           2,488,136
                                                            -----------         -----------
Distributions from Net Investment Income..............         (862,838)         (1,126,124)
Distributions in Excess of Net Investment Income......          (23,159)               (-0-)
                                                            -----------         -----------
Distributions from and in Excess of Net Investment
  Income*.............................................         (885,997)         (1,126,124)
Distributions from Net Realized Gains*................          (40,997)            (83,754)
                                                            -----------         -----------
Total Distributions...................................         (926,994)         (1,209,878)
                                                            -----------         -----------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES...          281,514           1,278,258
                                                            -----------         -----------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold.............................       10,695,525          16,610,486
Net Asset Value of Shares Issued Through Dividend
  Reinvestment........................................          584,362             683,838
Cost of Shares Repurchased............................       (2,049,454)         (4,637,600)
                                                            -----------         -----------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS....        9,230,433          12,656,724
                                                            -----------         -----------
TOTAL INCREASE IN NET ASSETS..........................        9,511,947          13,934,982
NET ASSETS:
Beginning of the Period...............................       32,116,588          18,181,606
                                                            -----------         -----------
End of the Period (Including accumulated undistributed
  net investment income of ($23,159) and $28,
  respectively).......................................      $41,628,535         $32,116,588
                                                            ===========         ===========

                                                       Six Months Ended      Year Ended
               *Distributions by Class                  June 30, 1998     December 31, 1997
-------------------------------------------------------------------------------------------
Distributions from and in Excess of Net Investment
  Income:
  Class A Shares......................................      $  (517,956)        $  (584,822)
  Class B Shares......................................         (328,577)           (515,371)
  Class C Shares......................................          (39,464)            (25,931)
                                                            -----------         -----------
                                                            $  (885,997)        $(1,126,124)
                                                            ===========         ===========
Distributions from Net Realized Gain:
  Class A Shares......................................      $   (22,101)        $   (46,829)
  Class B Shares......................................          (16,870)            (34,234)
  Class C Shares......................................           (2,026)             (2,691)
                                                            -----------         -----------
                                                            $   (40,997)        $   (83,754)
                                                            ===========         ===========

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

       The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                                                                               July 29, 1994
                                                                               (Commencement
                                                                               of Investment
                                 Six Months        Year Ended December 31      Operations) to
                                    Ended        ---------------------------    December 31,
       Class A Shares           June 30, 1998     1997      1996      1995          1994
---------------------------------------------------------------------------------------------
Net Asset Value, Beginning
  of
  the Period................    $      15.734    $14.992   $15.048   $13.579      $   14.300
                                -------------    -------   -------   -------      ----------
  Net Investment Income.....             .392       .786      .816      .821            .302
  Net Realized and
    Unrealized Gain/Loss....             .152       .795     (.074)    1.476           (.722)
                                -------------    -------   -------   -------      ----------
Total from Investment
  Operations................             .544      1.581      .742     2.297           (.420)
                                -------------    -------   -------   -------      ----------
Less:
  Distributions from and in
    Excess of Net Investment
    Income..................             .399       .798      .798      .828            .301
  Distributions from Net
    Realized Gain...........             .017       .041       -0-       -0-             -0-
                                -------------    -------   -------   -------      ----------
Total Distributions.........             .416       .839      .798      .828            .301
                                -------------    -------   -------   -------      ----------
Net Asset Value, End of the
  Period....................    $      15.862    $15.734   $14.992   $15.048      $   13.579
                                =============    =======   =======   =======      ==========
Total Return*(a)............            3.44%**   10.92%     5.14%    17.33%          (2.93%)**
Net Assets at End of the
  Period (In millions)......    $        22.6    $  18.0   $   7.7   $   5.4      $      2.9
Ratio of Expenses to Average
  Net Assets*...............             .41%       .64%      .31%      .21%            .26%
Ratio of Net Investment
  Income to Average Net
  Assets*...................            4.98%      5.16%     5.56%     5.63%           5.27%
Portfolio Turnover..........              40%**      60%      126%       51%             68%**
*If certain expenses had not been assumed by Van Kampen, total return would have been lower and the ratios
would have been as follows:
Ratio of Expenses to Average
  Net Assets................            1.35%      1.47%     1.82%     2.10%           2.73%
Ratio of Net Investment
  Income
  to Average Net Assets.....            4.04%      4.33%     4.04%     3.74%           2.81%

**Non-Annualized

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

                                               See Notes to Financial Statements

       The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                                                                               July 29, 1994
                                                                               (Commencement
                                                                               of Investment
                                 Six Months        Year Ended December 31,     Operations) to
                                    Ended        ---------------------------    December 31,
       Class B Shares           June 30, 1998     1997      1996      1995          1994
---------------------------------------------------------------------------------------------
Net Asset Value, Beginning
  of the Period.............    $      15.727    $14.992   $15.046   $13.578      $   14.300
                                -------------    -------   -------   -------      ----------
  Net Investment Income.....             .334       .684      .704      .713            .263
  Net Realized and
    Unrealized Gain/Loss....             .153       .782     (.068)    1.476           (.722)
                                -------------    -------   -------   -------      ----------
Total from Investment
  Operations................             .487      1.466      .636     2.189           (.459)
                                -------------    -------   -------   -------      ----------
Less:
  Distributions from and in
    Excess of Net Investment
    Income..................             .345       .690      .690      .721            .263
  Distributions from Net
    Realized Gain...........             .017       .041       -0-       -0-             -0-
                                -------------    -------   -------   -------      ----------
Total Distributions.........             .362       .731      .690      .721            .263
                                -------------    -------   -------   -------      ----------
Net Asset Value, End of the
  Period....................    $      15.852    $15.727   $14.992   $15.046      $   13.578
                                =============    =======   =======   =======      ==========
Total Return*(a)............            3.10%**   10.07%     4.37%    16.47%          (3.20%)**
Net Assets at End of the
  Period (In millions)......    $        16.9    $  13.1   $  10.1   $   9.7      $      8.1
Ratio of Expenses to Average
  Net Assets*...............            1.17%      1.36%     1.07%      .93%            .96%
Ratio of Net Investment
  Income to Average Net
  Assets*...................            4.23%      4.49%     4.79%     4.93%           4.58%
Portfolio Turnover..........              40%**      60%      126%       51%             68%**
*If certain expenses had not been assumed by Van Kampen, total return would have been lower and the ratios
would have been as follows:
Ratio of Expenses to Average
  Net Assets................            2.10%      2.18%     2.60%     2.82%           3.42%
Ratio of Net Investment
  Income to Average Net
  Assets....................            3.29%      3.67%     3.26%     3.04%           2.12%
**Non-Annualized

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

                                               See Notes to Financial Statements

       The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                                                                               July 29, 1994
                                                                               (Commencement
                                                                               of Investment
                                 Six Months        Year Ended December 31,     Operations) to
                                    Ended        ---------------------------    December 31,
       Class C Shares           June 30, 1998     1997      1996      1995          1994
---------------------------------------------------------------------------------------------
Net Asset Value, Beginning
  of the Period.............    $      15.726    $14.992   $15.041   $13.579      $   14.300
                                -------------    -------   -------   -------      ----------
  Net Investment Income.....             .336       .676      .701      .711            .267
  Net Realized and
    Unrealized Gain/Loss....             .148       .789     (.060)    1.472           (.725)
                                -------------    -------   -------   -------      ----------
Total from Investment
  Operations................             .484      1.465      .641     2.183           (.458)
                                -------------    -------   -------   -------      ----------
Less:
  Distributions from and in
    Excess of Net Investment
    Income..................             .345       .690      .690      .721            .263
  Distributions from Net
    Realized Gain...........             .017       .041       -0-       -0-             -0-
                                -------------    -------   -------   -------      ----------
Total Distributions.........             .362       .731      .690      .721            .263
                                -------------    -------   -------   -------      ----------
Net Asset Value, End of the
  Period....................    $      15.848    $15.726   $14.992   $15.041         $13.579
                                =============    =======   =======   =======      ==========
Total Return*(a)............            3.10%**   10.07%     4.44%    16.39%          (3.20%)**
Net Assets at End of the
  Period (In millions)......    $         2.1    $   1.0   $    .4   $    .4      $       .2
Ratio of Expenses to Average
  Net Assets*...............            1.16%      1.41%     1.08%      .98%            .96%
Ratio of Net Investment
  Income to Average Net
  Assets*...................            4.16%      4.37%     4.78%     4.81%           4.58%
Portfolio Turnover..........              40%**      60%      126%       51%             68%**
*If certain expenses had not been assumed by Van Kampen, total return would have been lower and the ratios
would have been as follows:
Ratio of Expenses to Average
  Net Assets................            2.10%      2.23%     2.61%     2.86%           3.42%
Ratio of Net Investment
  Income to Average Net
  Assets....................            3.22%      3.55%     3.25%     2.93%           2.12%
**Non-Annualized

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                           June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen New York Tax Free Income Fund, formerly known as Van Kampen American Capital New York Tax Free Income Fund (the "Fund") is organized as a series of the Van Kampen Tax Free Trust, a Delaware business trust, and is registered as a non-diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to provide investors with a high level of current income exempt from federal, New York State and New York City income taxes, consistent with preservation of capital. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in a portfolio of New York municipal securities rated investment grade at the time of investment. The Fund commenced investment operations on July 29, 1994.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Investments are stated at value using market quotations or, if such valuations are not available, estimates obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 or less days are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

C. INCOME AND EXPENSES--Interest income is recorded on an accrual basis. Bond premium and original issue discount on securities purchased are amortized over the expected life of each applicable security. Expenses of the Fund are allocated on a pro rata

                           June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. ORGANIZATIONAL COSTS--The Fund has reimbursed Van Kampen Funds Inc. or its affiliates (collectively "Van Kampen") for costs incurred in connection with the Fund's organization in the amount of $75,000. These costs are being amortized on a straight line basis over the 60 month period ending July 28, 1999. Van Kampen Investment Advisory Corp. (the "Adviser") has agreed that in the event any of the initial shares of the Fund originally purchased by Van Kampen are redeemed during the amortization period, the Fund will be reimbursed for any unamortized organizational costs in the same proportion as the number of shares redeemed bears to the number of initial shares held at the time of redemption.

E. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income, if any, to its shareholders. Therefore, no provision for federal income taxes is required.

    At June 30, 1998, for federal income tax purposes, cost of long- and short-term investments is $40,266,650; the aggregate gross unrealized appreciation is $2,226,398 and the aggregate gross unrealized depreciation is $1,807, resulting in net unrealized appreciation of $2,224,591.

F. DISTRIBUTION OF INCOME AND GAINS--The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

                    AVERAGE NET ASSETS                     % PER ANNUM
----------------------------------------------------------------------
First $500 million........................................  .600 of 1%
Over $500 million.........................................  .500 of 1%

    For the six months ended June 30, 1998, the Fund recognized expenses of approximately $9,600 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person. All of this expense has been assumed by Van Kampen.

                           June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

    For the six months ended June 30, 1998, the Fund recognized expenses of approximately $22,500 representing Van Kampen's cost of providing accounting services and legal services to the Fund. A portion of this cost has been assumed by Van Kampen.

    Van Kampen Investor Services Inc. ("VKIS"), an affiliate of the Adviser, serves as the shareholder servicing agent of the Fund. For the six months ended June 30, 1998, the Fund recognized expenses of approximately $7,900. Beginning in 1998, the transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

    At June 30, 1998, Van Kampen owned 100 shares each of Classes A, B and C.

3. CAPITAL TRANSACTIONS
The Fund has outstanding three classes of shares of beneficial interest, Classes A, B and C each with a par value of $.01 per share. There are an unlimited number of shares of each class authorized.

                           June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

    At June 30, 1998, capital aggregated $21,478,758, $15,685,732, and
$2,056,412 for Classes A, B and C, respectively. For the six months ended June 30, 1998, transactions were as follows:

                                                     SHARES          VALUE
--------------------------------------------------------------------------
Sales:
  Class A.....................................      328,507    $ 5,192,043
  Class B.....................................      277,861      4,389,896
  Class C.....................................       70,003      1,113,586
                                                  ---------    -----------
Total Sales...................................      676,371    $10,695,525
                                                  =========    ===========
Dividend Reinvestment:
  Class A.....................................       25,258    $   398,889
  Class B.....................................       10,459        165,048
  Class C.....................................        1,294         20,425
                                                  ---------    -----------
Total Dividend Reinvestment...................       37,011    $   584,362
                                                  =========    ===========
Repurchases:
  Class A.....................................      (71,028)   $(1,124,602)
  Class B.....................................      (54,698)      (861,134)
  Class C.....................................       (4,034)       (63,718)
                                                  ---------    -----------
Total Repurchases.............................     (129,760)   $(2,049,454)
                                                  =========    ===========

                           June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

    At December 31, 1997, capital aggregated $17,012,428, $11,991,922, and
$986,119 for Classes A, B and C, respectively. For the year ended December 31, 1997, transactions were as follows:

                                                     SHARES          VALUE
--------------------------------------------------------------------------
Sales:
  Class A..................................         704,992    $10,792,140
  Class B..................................         335,132      5,071,998
  Class C..................................          48,608        746,348
                                                 ----------    -----------
Total Sales................................       1,088,732    $16,610,486
                                                 ==========    ===========
Dividend Reinvestment:
  Class A..................................          27,283    $   418,784
  Class B..................................          15,994        244,789
  Class C..................................           1,318         20,265
                                                 ----------    -----------
Total Dividend Reinvestment................          44,595    $   683,838
                                                 ==========    ===========
Repurchases:
  Class A..................................        (103,563)   $(1,589,463)
  Class B..................................        (193,090)    (2,927,339)
  Class C..................................          (7,857)      (120,798)
                                                 ----------    -----------
Total Repurchases..........................        (304,510)   $(4,637,600)
                                                 ==========    ===========

     Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). Class B shares will automatically convert to Class A shares after the eighth year following purchase. The CDSC will be imposed on most redemptions made within six years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                                                       CONTINGENT DEFERRED
                                                          SALES CHARGE
                YEAR OF REDEMPTION                   CLASS B         CLASS C
----------------------------------------------------------------------------
First.............................................     4.00%           1.00%
Second............................................     3.75%            None
Third.............................................     3.50%            None
Fourth............................................     2.50%            None
Fifth.............................................     1.50%            None
Sixth.............................................     1.00%            None
Seventh and Thereafter............................      None            None

                           June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

    For the six months ended June 30, 1998, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A shares of approximately $9,700 and CDSC on redeemed shares of approximately $16,300. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $21,655,504 and $14,061,003.

5. DISTRIBUTION AND SERVICE PLANS

The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

    Annual fees under the Plans of up to .25% of Class A net assets and 1.00% each of Class B and Class C net assets are accrued daily. Included in these fees for the six months ended June 30, 1998, are payments retained by Van Kampen of approximately $61,400.

                    VAN KAMPEN NEW YORK TAX FREE INCOME FUND


BOARD OF TRUSTEES

J. MILES BRANAGAN
RICHARD M. DEMARTINI*
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
JACK E. NELSON
DON G. POWELL*
PHILLIP B. ROONEY
FERNANDO SISTO
WAYNE W. WHALEN* - Chairman

OFFICERS

DENNIS J. MCDONNELL*
  President

RONALD A. NYBERG*
  Vice President and Secretary

EDWARD C. WOOD, III*
  Vice President and Chief Financial Officer

CURTIS W. MORELL*
  Vice President and Chief Accounting Officer

JOHN L. SULLIVAN*
  Treasurer

TANYA M. LODEN*
  Controller

PETER W. HEGEL*

PAUL R. WOLKENBERG*
  Vice Presidents


INVESTMENT ADVISER

VAN KAMPEN INVESTMENT
ADVISORY CORP.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR
SERVICES INC.
P.O. Box 418256
Kansas City, Missouri 64141-9256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

KPMG PEAT MARWICK LLP
Peat Marwick Plaza
303 East Wacker Drive
Chicago, Illinois 60601

* "Interested" persons of the Fund, as defined in the Investment Company Act of 1940.

(C) Van Kampen Funds, Inc., 1998 All rights reserved.

(SM) denotes a service mark of Van Kampen Funds Inc.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data. After December 31, 1998, the report, if used with prospective investors, must be accompanied by a quarterly performance update.